Separate Account A

The Variable Annuity Life Insurance Company

2020

Annual Report

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Variable Annuity Life Insurance Company and The Variable Annuity Life Insurance Company Contract Owners of Separate Account A.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of The Variable Annuity Life Insurance Company Separate Account A (“Separate Account A”) indicated in the table below as of December 31, 2020, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of the Separate Account A as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Beacon Bridgeway Large Cap Growth Fund Investor Class	AST SA Wellington Government and Quality Bond Portfolio Class 3
AST SA BlackRock Multi-Asset Income Portfolio Class 3 (1) (3)	AST SA Wellington Strategic Multi-Asset Portfolio Class 3
AST SA PGI Asset Allocation Portfolio Class 3	Ariel Fund Investor Class
AST SA Wellington Capital Appreciation Portfolio Class 3	FTVIP Franklin Income VIP Fund Class 2
Ariel Appreciation Fund Investor Class	Invesco V.I. Comstock Fund Series II
FTVIP Franklin Allocation VIP Fund Class 2	Invesco V.I. Growth and Income Fund Series II
Goldman Sachs VIT Government Money Market Fund Service Shares	PIMCO Total Return Portfolio Institutional Class (4)
Invesco V.I. American Franchise Fund Series II	SST SA Allocation Moderate Portfolio Class 3
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3
Lord Abbett Growth and Income Portfolio Class VC	SST SA Wellington Real Return Portfolio Class 3
PIMCO Emerging Markets Bond Portfolio Advisor Class (2)	SAST SA Invesco Main Street Large Cap Portfolio Class 3
PIMCO Total Return Portfolio Advisor Class	SAST SA Invesco VCP Equity-Income Portfolio Class 3
SST SA Allocation Balanced Portfolio Class 3	SAST SA Janus Focused Growth Portfolio Class 3
SST SA Allocation Growth Portfolio Class 3	SAST SA JPMorgan Diversified Balanced Portfolio Class 3
SST SA Allocation Moderate Growth Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 3
SAST SA AB Growth Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3
SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 3
SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 3
SAST SA American Funds Global Growth Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3
SAST SA American Funds Growth Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 3
SAST SA American Funds Growth-Income Portfolio Class 3	SAST SA Large Cap Index Portfolio Class 3
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA Large Cap Value Index Portfolio Class 3
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3 (2)	SAST SA Legg Mason BW Large Cap Value Portfolio Class 3
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	SAST SA Legg Mason Tactical Opportunities Class 3
SAST SA Columbia Technology Portfolio Class 3	SAST SA MFS Blue Chip Growth Portfolio Class 3

SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3
SAST SA Dogs of Wall Street Portfolio Class 3	SAST SA MFS Total Return Portfolio Class 3
SAST SA Emerging Markets Equity Index Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 3
SAST SA Fidelity Institutional AM® International Growth Class 1 (4)	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3
SAST SA Fidelity Institutional AM® International Growth Class 3	SAST SA PineBridge High-Yield Bond Portfolio Class 3
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 3
SAST SA Fixed Income Index Portfolio Class 3	SAST SA Schroders VCP Global Allocation Portfolio Class 3
SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA Small Cap Index Portfolio Class 3
SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 1 (4)	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3 (4)	SAST SA Templeton Foreign Value Portfolio Class 3
SAST SA Global Index Allocation 60/40 Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA Global Index Allocation 75/25 Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3
SAST SA Global Index Allocation 90/10 Portfolio Class 3	SAST SA VCP Index Allocation Portfolio Class 3
SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 3
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	T Rowe Price Retirement 2040 Advisor Class
SAST SA Index Allocation 60/40 Portfolio Class 3	T Rowe Price Retirement 2045 Advisor Class
SAST SA Index Allocation 80/20 Portfolio Class 3	T Rowe Price Retirement 2050 Advisor Class
SAST SA Index Allocation 90/10 Portfolio Class 3	T Rowe Price Retirement 2055 Advisor Class
SAST SA International Index Portfolio Class 3	T Rowe Price Retirement 2060 Advisor Class
SAST SA Invesco Growth Opportunities Portfolio Class 3	VALIC Company I International Socially Responsible Fund
T Rowe Price Retirement 2015 Advisor Class	VALIC Company I International Value Fund
T Rowe Price Retirement 2020 Advisor Class	VALIC Company I Large Cap Core Fund
T Rowe Price Retirement 2025 Advisor Class	VALIC Company I Large Capital Growth Fund
T Rowe Price Retirement 2030 Advisor Class	VALIC Company I Mid Cap Index Fund
T Rowe Price Retirement 2035 Advisor Class	VALIC Company I Mid Cap Strategic Growth Fund
VALIC Company I Asset Allocation Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Blue Chip Growth Fund	VALIC Company I Science & Technology Fund
VALIC Company I Capital Conservation Fund	VALIC Company I Small Cap Aggressive Growth Fund
VALIC Company I Core Equity Fund	VALIC Company I Small Cap Fund
VALIC Company I Dividend Value Fund	VALIC Company I Small Cap Index Fund
VALIC Company I Dynamic Allocation Fund	VALIC Company I Small Cap Special Values Fund
VALIC Company I Emerging Economies Fund	VALIC Company I Small Mid Growth Fund
VALIC Company I Global Real Estate Fund	VALIC Company I Stock Index Fund
VALIC Company I Global Strategy Fund	VALIC Company I Systematic Core Fund
VALIC Company I Government Money Market I Fund	VALIC Company I Systematic Value Fund
VALIC Company I Government Securities Fund	VALIC Company I Value Fund
VALIC Company I Growth Fund	VALIC Company II Mid Cap Growth Fund
VALIC Company I Health Sciences Fund	VALIC Company II Mid Cap Value Fund
VALIC Company I Inflation Protected Fund	VALIC Company II Moderate Growth Lifestyle Fund
VALIC Company I International Equities Index Fund	VALIC Company II Small Cap Growth Fund
VALIC Company I International Government Bond Fund	VALIC Company II Small Cap Value Fund
VALIC Company I International Growth Fund	VALIC Company II Strategic Bond Fund
VALIC Company II Aggressive Growth Lifestyle Fund	VALIC Company II U.S. Socially Responsible Fund

2

VALIC Company II Capital Appreciation Fund	Vanguard Long-Term Treasury Fund Investor Shares
VALIC Company II Conservative Growth Lifestyle Fund	Vanguard Wellington Fund Investor Shares
VALIC Company II Core Bond Fund	Vanguard Windsor II Fund Investor Shares
VALIC Company II Government Money Market II Fund	Vanguard LifeStrategy Conservative Growth Fund Investor Shares
VALIC Company II High Yield Bond Fund	Vanguard LifeStrategy Growth Fund Investor Shares
VALIC Company II International Opportunities Fund	Vanguard LifeStrategy Moderate Growth Fund Investor Shares
VALIC Company II Large Cap Value Fund	Vanguard Long-Term Investment-Grade Fund Investor Shares

(1)	For the period January 1, 2019 to December 31, 2019 and January 1, 2020 to January 31, 2020 (cessation of operations).
(2)	For the period October 13, 2020 (commencement of operations) to December 31, 2020.
(3)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective periods presented.
(4)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.

Basis for Opinions

These financial statements are the responsibility of The Variable Annuity Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 23, 2021

We have served as the auditor of one or more of the sub-accounts of The Variable Annuity Life Insurance Company since at least 1994. We have not been able to determine the specific year we began serving as auditor.

3

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
American Beacon Bridgeway Large Cap Growth Fund Investor Class	$78,189,024	$(4,204)	$78,184,820	$11,115	$78,173,705	$78,184,820
AST SA PGI Asset Allocation Portfolio Class 3	96,398	-	96,398	-	96,398	96,398
AST SA Wellington Capital Appreciation Portfolio Class 3	5,483,895	-	5,483,895	-	5,483,895	5,483,895
AST SA Wellington Government and Quality Bond Portfolio Class 3	6,959,679	-	6,959,679	-	6,959,679	6,959,679
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	2,188,843	-	2,188,843	-	2,188,843	2,188,843
Ariel Appreciation Fund Investor Class	266,205,979	34,721	266,240,700	321,191	265,919,509	266,240,700
Ariel Fund Investor Class	367,797,555	(20,030)	367,777,525	178,644	367,598,881	367,777,525
FTVIP Franklin Allocation VIP Fund Class 2	565,486	-	565,486	-	565,486	565,486
FTVIP Franklin Income VIP Fund Class 2	4,992,944	-	4,992,944	-	4,992,944	4,992,944
Goldman Sachs VIT Government Money Market Fund Service Shares	3,707,724	-	3,707,724	-	3,707,724	3,707,724
Invesco V.I. American Franchise Fund Series II	1,012,451	-	1,012,451	-	1,012,451	1,012,451
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	163,420,017	(4,841)	163,415,176	33,959	163,381,217	163,415,176
Invesco V.I. Comstock Fund Series II	1,340,865	-	1,340,865	-	1,340,865	1,340,865
Invesco V.I. Growth and Income Fund Series II	1,445,793	-	1,445,793	-	1,445,793	1,445,793
Lord Abbett Growth and Income Portfolio Class VC	416,892	-	416,892	-	416,892	416,892
PIMCO Emerging Markets Bond Portfolio Advisor Class	5,880	-	5,880	-	5,880	5,880
PIMCO Total Return Portfolio Advisor Class	2,818,893	-	2,818,893	-	2,818,893	2,818,893
SST SA Allocation Balanced Portfolio Class 3	3,570,276	-	3,570,276	-	3,570,276	3,570,276
SST SA Allocation Growth Portfolio Class 3	6,046,197	-	6,046,197	-	6,046,197	6,046,197
SST SA Allocation Moderate Growth Portfolio Class 3	5,374,503	-	5,374,503	-	5,374,503	5,374,503
SST SA Allocation Moderate Portfolio Class 3	6,391,311	-	6,391,311	-	6,391,311	6,391,311
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	2,511,577	-	2,511,577	-	2,511,577	2,511,577
SST SA Wellington Real Return Portfolio Class 3	3,920,875	-	3,920,875	-	3,920,875	3,920,875
SAST SA AB Growth Portfolio Class 3	3,551,922	-	3,551,922	-	3,551,922	3,551,922
SAST SA AB Small & Mid Cap Value Portfolio Class 3	1,327,632	-	1,327,632	-	1,327,632	1,327,632
SAST SA American Funds Asset Allocation Portfolio Class 3	61,011,205	-	61,011,205	-	61,011,205	61,011,205
SAST SA American Funds Global Growth Portfolio Class 3	3,185,452	-	3,185,452	-	3,185,452	3,185,452
SAST SA American Funds Growth Portfolio Class 3	8,929,204	-	8,929,204	-	8,929,204	8,929,204
SAST SA American Funds Growth-Income Portfolio Class 3	5,879,480	-	5,879,480	-	5,879,480	5,879,480
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	75,189,138	-	75,189,138	-	75,189,138	75,189,138
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	39,918	-	39,918	-	39,918	39,918
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	34,934,269	-	34,934,269	-	34,934,269	34,934,269
SAST SA Columbia Technology Portfolio Class 3	3,284,898	-	3,284,898	-	3,284,898	3,284,898
SAST SA DFA Ultra Short Bond Portfolio Class 3	1,686,378	-	1,686,378	-	1,686,378	1,686,378
SAST SA Dogs of Wall Street Portfolio Class 3	4,019,451	-	4,019,451	-	4,019,451	4,019,451
SAST SA Emerging Markets Equity Index Portfolio Class 3	104,419	-	104,419	-	104,419	104,419
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	6,328,782	-	6,328,782	-	6,328,782	6,328,782
SAST SA Fidelity Institutional AM® International Growth Class 3	24,099	-	24,099	-	24,099	24,099
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	304,179	-	304,179	-	304,179	304,179
SAST SA Fixed Income Index Portfolio Class 3	4,227,984	-	4,227,984	-	4,227,984	4,227,984
SAST SA Fixed Income Intermediate Index Portfolio Class 3	669,775	-	669,775	-	669,775	669,775
SAST SA Franklin Small Company Value Portfolio Class 3	742,234	-	742,234	-	742,234	742,234
SAST SA Global Index Allocation 60/40 Portfolio Class 3	2,339,802	-	2,339,802	-	2,339,802	2,339,802
SAST SA Global Index Allocation 75/25 Portfolio Class 3	2,354,954	-	2,354,954	-	2,354,954	2,354,954
SAST SA Global Index Allocation 90/10 Portfolio Class 3	6,705,266	-	6,705,266	-	6,705,266	6,705,266
SAST SA Goldman Sachs Global Bond Portfolio Class 3	2,771,166	-	2,771,166	-	2,771,166	2,771,166
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	2,744,191	-	2,744,191	-	2,744,191	2,744,191
SAST SA Index Allocation 60/40 Portfolio Class 3	7,429,714	-	7,429,714	-	7,429,714	7,429,714
SAST SA Index Allocation 80/20 Portfolio Class 3	12,567,691	-	12,567,691	-	12,567,691	12,567,691
SAST SA Index Allocation 90/10 Portfolio Class 3	42,740,274	-	42,740,274	-	42,740,274	42,740,274
SAST SA International Index Portfolio Class 3	349,901	-	349,901	-	349,901	349,901
SAST SA Invesco Growth Opportunities Portfolio Class 3	326,064	-	326,064	-	326,064	326,064
SAST SA Invesco Main Street Large Cap Portfolio Class 3	1,291,782	-	1,291,782	-	1,291,782	1,291,782
SAST SA Invesco VCP Equity-Income Portfolio Class 3	26,933,715	-	26,933,715	-	26,933,715	26,933,715
SAST SA Janus Focused Growth Portfolio Class 3	929,107	-	929,107	-	929,107	929,107
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	2,917,560	-	2,917,560	-	2,917,560	2,917,560
SAST SA JPMorgan Emerging Markets Portfolio Class 3	635,119	-	635,119	-	635,119	635,119
SAST SA JPMorgan Equity-Income Portfolio Class 3	1,624,490	-	1,624,490	-	1,624,490	1,624,490
SAST SA JPMorgan Global Equities Portfolio Class 3	52,735	-	52,735	-	52,735	52,735
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	7,588,526	-	7,588,526	-	7,588,526	7,588,526
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	908,072	-	908,072	-	908,072	908,072
SAST SA Large Cap Growth Index Portfolio Class 3	799,299	-	799,299	-	799,299	799,299
SAST SA Large Cap Index Portfolio Class 3	1,256,907	-	1,256,907	-	1,256,907	1,256,907
SAST SA Large Cap Value Index Portfolio Class 3	365,473	-	365,473	-	365,473	365,473
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	1,145,633	-	1,145,633	-	1,145,633	1,145,633
SAST SA Legg Mason Tactical Opportunities Class 3	625,305	-	625,305	-	625,305	625,305
SAST SA MFS Blue Chip Growth Portfolio Class 3	1,448,812	-	1,448,812	-	1,448,812	1,448,812
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	1,594,858	-	1,594,858	-	1,594,858	1,594,858
SAST SA MFS Total Return Portfolio Class 3	1,373,906	-	1,373,906	-	1,373,906	1,373,906
SAST SA Mid Cap Index Portfolio Class 3	1,101,640	-	1,101,640	-	1,101,640	1,101,640
SAST SA Morgan Stanley International Equities Portfolio Class 3	995,085	-	995,085	-	995,085	995,085
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	32,471,518	-	32,471,518	-	32,471,518	32,471,518
SAST SA PineBridge High-Yield Bond Portfolio Class 3	1,700,887	-	1,700,887	-	1,700,887	1,700,887
SAST SA Putnam International Growth and Income Portfolio Class 3	122,645	-	122,645	-	122,645	122,645
SAST SA Schroders VCP Global Allocation Portfolio Class 3	19,721,639	-	19,721,639	-	19,721,639	19,721,639
SAST SA Small Cap Index Portfolio Class 3	859,617	-	859,617	-	859,617	859,617
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	3,204,236	-	3,204,236	-	3,204,236	3,204,236

 The accompanying Notes to Financial Statements are an integral part of this statement.

1

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

Sub-accounts	Investments at Fair Value	Due from (to) General Account, Net	Net Assets	Contract Owners - Annuity Reserves	Contract Owners - Accumulation Reserves	Net Assets Attributable to Contract Owner Reserves
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	$42,654,805	$-	$42,654,805	$-	$42,654,805	$42,654,805
SAST SA Templeton Foreign Value Portfolio Class 3	702,566	-	702,566	-	702,566	702,566
SAST SA VCP Dynamic Allocation Portfolio Class 3	89,543,143	-	89,543,143	-	89,543,143	89,543,143
SAST SA VCP Dynamic Strategy Portfolio Class 3	72,493,299	-	72,493,299	-	72,493,299	72,493,299
SAST SA VCP Index Allocation Portfolio Class 3	23,261,161	-	23,261,161	-	23,261,161	23,261,161
SAST SA WellsCap Aggressive Growth Portfolio Class 3	911,088	-	911,088	-	911,088	911,088
T Rowe Price Retirement 2015 Advisor Class	16,017,098	(276)	16,016,822	-	16,016,822	16,016,822
T Rowe Price Retirement 2020 Advisor Class	41,690,605	(738)	41,689,867	-	41,689,867	41,689,867
T Rowe Price Retirement 2025 Advisor Class	57,654,801	(1,412)	57,653,389	-	57,653,389	57,653,389
T Rowe Price Retirement 2030 Advisor Class	59,927,557	(2,125)	59,925,432	-	59,925,432	59,925,432
T Rowe Price Retirement 2035 Advisor Class	46,456,627	(1,972)	46,454,655	-	46,454,655	46,454,655
T Rowe Price Retirement 2040 Advisor Class	47,696,688	(2,350)	47,694,338	-	47,694,338	47,694,338
T Rowe Price Retirement 2045 Advisor Class	37,195,094	(2,034)	37,193,060	-	37,193,060	37,193,060
T Rowe Price Retirement 2050 Advisor Class	31,473,032	(2,222)	31,470,810	-	31,470,810	31,470,810
T Rowe Price Retirement 2055 Advisor Class	15,241,295	(2,344)	15,238,951	-	15,238,951	15,238,951
T Rowe Price Retirement 2060 Advisor Class	11,854,856	(1,184)	11,853,672	-	11,853,672	11,853,672
VALIC Company I Asset Allocation Fund	147,455,227	(33,675)	147,421,552	83,633	147,337,919	147,421,552
VALIC Company I Blue Chip Growth Fund	975,354,338	(57,943)	975,296,395	138,686	975,157,709	975,296,395
VALIC Company I Capital Conservation Fund	227,021,900	(6,035)	227,015,865	133,232	226,882,633	227,015,865
VALIC Company I Core Equity Fund	266,495,677	(10,290)	266,485,387	232,546	266,252,841	266,485,387
VALIC Company I Dividend Value Fund	857,367,694	(50,823)	857,316,871	201,149	857,115,722	857,316,871
VALIC Company I Dynamic Allocation Fund	190,626,104	(57,029)	190,569,075	-	190,569,075	190,569,075
VALIC Company I Emerging Economies Fund	913,773,707	(38,827)	913,734,880	58,603	913,676,277	913,734,880
VALIC Company I Global Real Estate Fund	298,242,696	(16,774)	298,225,922	4,414	298,221,508	298,225,922
VALIC Company I Global Strategy Fund	298,652,274	(20,291)	298,631,983	121,822	298,510,161	298,631,983
VALIC Company I Government Money Market I Fund	367,635,605	(30,352)	367,605,253	9,211	367,596,042	367,605,253
VALIC Company I Government Securities Fund	117,887,759	(3,630)	117,884,129	76,851	117,807,278	117,884,129
VALIC Company I Growth Fund	1,684,547,473	(69,516)	1,684,477,957	483,818	1,683,994,139	1,684,477,957
VALIC Company I Health Sciences Fund	978,188,326	(29,789)	978,158,537	207,422	977,951,115	978,158,537
VALIC Company I Inflation Protected Fund	757,711,313	(49,122)	757,662,191	94,833	757,567,358	757,662,191
VALIC Company I International Equities Index Fund	1,507,557,452	(73,526)	1,507,483,926	136,423	1,507,347,503	1,507,483,926
VALIC Company I International Government Bond Fund	135,141,535	(13,190)	135,128,345	21,514	135,106,831	135,128,345
VALIC Company I International Growth Fund	560,869,622	(15,494)	560,854,128	534,785	560,319,343	560,854,128
VALIC Company I International Socially Responsible Fund	367,322,062	(13,351)	367,308,711	335,859	366,972,852	367,308,711
VALIC Company I International Value Fund	667,329,513	(37,628)	667,291,885	61,190	667,230,695	667,291,885
VALIC Company I Large Cap Core Fund	167,132,452	(5,319)	167,127,133	26,735	167,100,398	167,127,133
VALIC Company I Large Capital Growth Fund	574,909,140	(19,631)	574,889,509	142,734	574,746,775	574,889,509
VALIC Company I Mid Cap Index Fund	3,255,952,024	(145,107)	3,255,806,917	1,514,460	3,254,292,457	3,255,806,917
VALIC Company I Mid Cap Strategic Growth Fund	373,333,405	(11,927)	373,321,478	73,405	373,248,073	373,321,478
VALIC Company I Nasdaq-100 Index Fund	760,833,010	(24,759)	760,808,251	162,308	760,645,943	760,808,251
VALIC Company I Science & Technology Fund	2,109,388,678	(42,344)	2,109,346,334	1,454,676	2,107,891,658	2,109,346,334
VALIC Company I Small Cap Aggressive Growth Fund	202,956,571	(5,251)	202,951,320	18,101	202,933,219	202,951,320
VALIC Company I Small Cap Fund	341,734,614	(55,537)	341,679,077	274,082	341,404,995	341,679,077
VALIC Company I Small Cap Index Fund	1,188,017,806	(96,230)	1,187,921,576	706,329	1,187,215,247	1,187,921,576
VALIC Company I Small Cap Special Values Fund	198,523,366	(5,049)	198,518,317	55,038	198,463,279	198,518,317
VALIC Company I Small Mid Growth Fund	176,620,441	(6,601)	176,613,840	17,132	176,596,708	176,613,840
VALIC Company I Stock Index Fund	5,159,021,615	(270,243)	5,158,751,372	5,025,424	5,153,725,948	5,158,751,372
VALIC Company I Systematic Core Fund	143,773,964	(3,987)	143,769,977	80,004	143,689,973	143,769,977
VALIC Company I Systematic Value Fund	39,737,461	(2,488)	39,734,973	-	39,734,973	39,734,973
VALIC Company I Value Fund	82,477,455	(7,721)	82,469,734	4,073	82,465,661	82,469,734
VALIC Company II Aggressive Growth Lifestyle Fund	669,182,849	(37,852)	669,144,997	52,636	669,092,361	669,144,997
VALIC Company II Capital Appreciation Fund	50,883,763	(3,204)	50,880,559	-	50,880,559	50,880,559
VALIC Company II Conservative Growth Lifestyle Fund	354,626,344	(16,529)	354,609,815	368,770	354,241,045	354,609,815
VALIC Company II Core Bond Fund	1,400,830,642	(59,392)	1,400,771,250	9,115	1,400,762,135	1,400,771,250
VALIC Company II Government Money Market II Fund	134,722,269	(4,999)	134,717,270	18,614	134,698,656	134,717,270
VALIC Company II High Yield Bond Fund	457,561,349	(21,714)	457,539,635	29,946	457,509,689	457,539,635
VALIC Company II International Opportunities Fund	640,420,612	(26,864)	640,393,748	85,695	640,308,053	640,393,748
VALIC Company II Large Cap Value Fund	183,583,780	(38,784)	183,544,996	-	183,544,996	183,544,996
VALIC Company II Mid Cap Growth Fund	251,273,687	(22,129)	251,251,558	21,797	251,229,761	251,251,558
VALIC Company II Mid Cap Value Fund	726,042,789	(36,191)	726,006,598	154,205	725,852,393	726,006,598
VALIC Company II Moderate Growth Lifestyle Fund	1,085,453,072	(55,342)	1,085,397,730	127,347	1,085,270,383	1,085,397,730
VALIC Company II Small Cap Growth Fund	258,437,125	(13,876)	258,423,249	15,543	258,407,706	258,423,249
VALIC Company II Small Cap Value Fund	334,365,765	(15,588)	334,350,177	136,101	334,214,076	334,350,177
VALIC Company II Strategic Bond Fund	725,229,842	(50,206)	725,179,636	126,959	725,052,677	725,179,636
VALIC Company II U.S. Socially Responsible Fund	744,058,171	(52,553)	744,005,618	63,043	743,942,575	744,005,618
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	120,637,620	(5,585)	120,632,035	-	120,632,035	120,632,035
Vanguard LifeStrategy Growth Fund Investor Shares	314,995,103	(14,901)	314,980,202	10,041	314,970,161	314,980,202
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	309,176,107	(15,387)	309,160,720	10,314	309,150,406	309,160,720
Vanguard Long-Term Investment-Grade Fund Investor Shares	282,363,976	(22,586)	282,341,390	6,083	282,335,307	282,341,390
Vanguard Long-Term Treasury Fund Investor Shares	252,399,093	(12,953)	252,386,140	55,051	252,331,089	252,386,140
Vanguard Wellington Fund Investor Shares	2,061,351,812	(109,474)	2,061,242,338	11,180,296	2,050,062,042	2,061,242,338
Vanguard Windsor II Fund Investor Shares	1,785,933,304	(89,211)	1,785,844,093	680,444	1,785,163,649	1,785,844,093

 The accompanying Notes to Financial Statements are an integral part of this statement.

2

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2020

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
American Beacon Bridgeway Large Cap Growth Fund Investor Class	2,195,704	$35.61	$78,189,024	$65,976,256	1
AST SA PGI Asset Allocation Portfolio Class 3	6,630	14.54	96,398	93,150	1
AST SA Wellington Capital Appreciation Portfolio Class 3	95,372	57.50	5,483,895	4,126,210	1
AST SA Wellington Government and Quality Bond Portfolio Class 3	432,547	16.09	6,959,679	6,790,729	1
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	224,958	9.73	2,188,843	1,922,158	1
Ariel Appreciation Fund Investor Class	6,145,106	43.32	266,205,979	281,035,832	1
Ariel Fund Investor Class	5,440,792	67.60	367,797,555	340,604,307	1
FTVIP Franklin Allocation VIP Fund Class 2	104,141	5.43	565,486	627,133	1
FTVIP Franklin Income VIP Fund Class 2	331,978	15.04	4,992,944	4,998,609	1
Goldman Sachs VIT Government Money Market Fund Service Shares	3,707,724	1.00	3,707,724	3,707,724	1
Invesco V.I. American Franchise Fund Series II	12,009	84.31	1,012,451	778,346	1
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	23,345,717	7.00	163,420,017	163,710,114	1
Invesco V.I. Comstock Fund Series II	83,439	16.07	1,340,865	1,373,270	1
Invesco V.I. Growth and Income Fund Series II	77,315	18.70	1,445,793	1,469,793	1
Lord Abbett Growth and Income Portfolio Class VC	11,932	34.94	416,892	383,471	1
PIMCO Emerging Markets Bond Portfolio Advisor Class	437	13.44	5,880	5,619	1
PIMCO Total Return Portfolio Advisor Class	243,218	11.59	2,818,893	2,774,865	1
SST SA Allocation Balanced Portfolio Class 3	332,119	10.75	3,570,276	3,418,736	1
SST SA Allocation Growth Portfolio Class 3	364,888	16.57	6,046,197	5,046,789	1
SST SA Allocation Moderate Growth Portfolio Class 3	444,909	12.08	5,374,503	4,746,802	1
SST SA Allocation Moderate Portfolio Class 3	529,082	12.08	6,391,311	5,644,657	1
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	181,998	13.80	2,511,577	2,160,443	1
SST SA Wellington Real Return Portfolio Class 3	377,370	10.39	3,920,875	3,679,996	1
SAST SA AB Growth Portfolio Class 3	58,584	60.63	3,551,922	2,897,329	1
SAST SA AB Small & Mid Cap Value Portfolio Class 3	89,766	14.79	1,327,632	1,272,592	1
SAST SA American Funds Asset Allocation Portfolio Class 3	3,706,635	16.46	61,011,205	53,826,441	1
SAST SA American Funds Global Growth Portfolio Class 3	240,411	13.25	3,185,452	2,690,742	1
SAST SA American Funds Growth Portfolio Class 3	548,814	16.27	8,929,204	6,620,596	1
SAST SA American Funds Growth-Income Portfolio Class 3	500,381	11.75	5,879,480	5,730,045	1
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	4,661,447	16.13	75,189,138	64,431,848	1
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	2,506	15.93	39,918	38,280	1
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	3,040,406	11.49	34,934,269	33,257,342	1
SAST SA Columbia Technology Portfolio Class 3	334,511	9.82	3,284,898	2,433,070	1
SAST SA DFA Ultra Short Bond Portfolio Class 3	164,204	10.27	1,686,378	1,710,702	1
SAST SA Dogs of Wall Street Portfolio Class 3	308,951	13.01	4,019,451	4,002,888	1
SAST SA Emerging Markets Equity Index Portfolio Class 3	6,046	17.27	104,419	88,538	1
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	455,964	13.88	6,328,782	6,111,789	1
SAST SA Fidelity Institutional AM® International Growth Class 3	1,218	19.79	24,099	20,089	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	23,876	12.74	304,179	307,311	1
SAST SA Fixed Income Index Portfolio Class 3	372,510	11.35	4,227,984	4,135,023	1
SAST SA Fixed Income Intermediate Index Portfolio Class 3	62,189	10.77	669,775	652,103	1
SAST SA Franklin Small Company Value Portfolio Class 3	40,295	18.42	742,234	741,228	1
SAST SA Global Index Allocation 60/40 Portfolio Class 3	133,246	17.56	2,339,802	2,016,107	1
SAST SA Global Index Allocation 75/25 Portfolio Class 3	132,748	17.74	2,354,954	2,028,640	1
SAST SA Global Index Allocation 90/10 Portfolio Class 3	372,722	17.99	6,705,266	5,639,491	1
SAST SA Goldman Sachs Global Bond Portfolio Class 3	227,331	12.19	2,771,166	2,478,286	1
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	233,548	11.75	2,744,191	2,454,875	1
SAST SA Index Allocation 60/40 Portfolio Class 3	564,568	13.16	7,429,714	6,422,593	1
SAST SA Index Allocation 80/20 Portfolio Class 3	892,592	14.08	12,567,691	10,288,817	1
SAST SA Index Allocation 90/10 Portfolio Class 3	2,984,656	14.32	42,740,274	34,489,057	1
SAST SA International Index Portfolio Class 3	28,447	12.30	349,901	314,013	1
SAST SA Invesco Growth Opportunities Portfolio Class 3	29,778	10.95	326,064	256,909	1
SAST SA Invesco Main Street Large Cap Portfolio Class 3	54,923	23.52	1,291,782	1,113,987	1
SAST SA Invesco VCP Equity-Income Portfolio Class 3	2,100,914	12.82	26,933,715	25,985,536	1
SAST SA Janus Focused Growth Portfolio Class 3	45,814	20.28	929,107	669,576	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	141,150	20.67	2,917,560	2,687,067	1
SAST SA JPMorgan Emerging Markets Portfolio Class 3	65,611	9.68	635,119	503,159	1
SAST SA JPMorgan Equity-Income Portfolio Class 3	47,934	33.89	1,624,490	1,566,646	1
SAST SA JPMorgan Global Equities Portfolio Class 3	2,696	19.56	52,735	48,118	1
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	788,009	9.63	7,588,526	7,198,185	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	37,931	23.94	908,072	738,251	1
SAST SA Large Cap Growth Index Portfolio Class 3	33,304	24.00	799,299	591,072	1
SAST SA Large Cap Index Portfolio Class 3	42,079	29.87	1,256,907	1,056,703	1
SAST SA Large Cap Value Index Portfolio Class 3	22,353	16.35	365,473	346,963	1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	60,776	18.85	1,145,633	1,184,047	1
SAST SA Legg Mason Tactical Opportunities Class 3	52,858	11.83	625,305	563,367	1
SAST SA MFS Blue Chip Growth Portfolio Class 3	91,408	15.85	1,448,812	1,157,804	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	64,283	24.81	1,594,858	1,399,529	1
SAST SA MFS Total Return Portfolio Class 3	68,627	20.02	1,373,906	1,301,503	1
SAST SA Mid Cap Index Portfolio Class 3	83,839	13.14	1,101,640	898,228	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

3

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2020

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
SAST SA Morgan Stanley International Equities Portfolio Class 3	90,875	$10.95	$995,085	$865,025	1
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	2,855,894	11.37	32,471,518	31,352,830	1
SAST SA PineBridge High-Yield Bond Portfolio Class 3	308,132	5.52	1,700,887	1,691,297	1
SAST SA Putnam International Growth and Income Portfolio Class 3	12,048	10.18	122,645	114,824	1
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,749,924	11.27	19,721,639	19,544,193	1
SAST SA Small Cap Index Portfolio Class 3	63,394	13.56	859,617	682,884	1
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	235,779	13.59	3,204,236	2,635,251	1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	3,214,379	13.27	42,654,805	37,861,624	1
SAST SA Templeton Foreign Value Portfolio Class 3	50,727	13.85	702,566	725,046	1
SAST SA VCP Dynamic Allocation Portfolio Class 3	6,483,935	13.81	89,543,143	82,020,900	1
SAST SA VCP Dynamic Strategy Portfolio Class 3	5,249,334	13.81	72,493,299	66,444,101	1
SAST SA VCP Index Allocation Portfolio Class 3	1,946,541	11.95	23,261,161	20,766,024	1
SAST SA WellsCap Aggressive Growth Portfolio Class 3	26,726	34.09	911,088	641,836	1
T Rowe Price Retirement 2015 Advisor Class	1,074,252	14.91	16,017,098	15,529,847	1
T Rowe Price Retirement 2020 Advisor Class	1,848,807	22.55	41,690,605	40,286,705	1
T Rowe Price Retirement 2025 Advisor Class	2,995,055	19.25	57,654,801	51,934,791	1
T Rowe Price Retirement 2030 Advisor Class	2,128,109	28.16	59,927,557	53,889,042	1
T Rowe Price Retirement 2035 Advisor Class	2,200,693	21.11	46,456,627	40,570,211	1
T Rowe Price Retirement 2040 Advisor Class	1,584,081	30.11	47,696,688	41,387,856	1
T Rowe Price Retirement 2045 Advisor Class	1,784,793	20.84	37,195,094	32,019,059	1
T Rowe Price Retirement 2050 Advisor Class	1,790,275	17.58	31,473,032	26,939,361	1
T Rowe Price Retirement 2055 Advisor Class	843,926	18.06	15,241,295	12,863,788	1
T Rowe Price Retirement 2060 Advisor Class	811,976	14.60	11,854,856	9,796,730	1
VALIC Company I Asset Allocation Fund	12,603,011	11.70	147,455,227	135,856,261	1
VALIC Company I Blue Chip Growth Fund	37,198,869	26.22	975,354,338	617,046,194	1
VALIC Company I Capital Conservation Fund	21,001,101	10.81	227,021,900	212,978,614	1
VALIC Company I Core Equity Fund	10,491,956	25.40	266,495,677	157,987,234	1
VALIC Company I Dividend Value Fund	72,719,906	11.79	857,367,694	860,503,799	1
VALIC Company I Dynamic Allocation Fund	14,236,453	13.39	190,626,104	164,078,956	1
VALIC Company I Emerging Economies Fund	91,377,371	10.00	913,773,707	704,566,506	1
VALIC Company I Global Real Estate Fund	38,187,285	7.81	298,242,696	295,357,009	1
VALIC Company I Global Strategy Fund	29,955,093	9.97	298,652,274	327,278,123	1
VALIC Company I Government Money Market I Fund	367,635,605	1.00	367,635,605	367,635,607	1
VALIC Company I Government Securities Fund	10,451,043	11.28	117,887,759	113,133,754	1
VALIC Company I Growth Fund	68,925,838	24.44	1,684,547,473	1,078,387,206	1
VALIC Company I Health Sciences Fund	35,351,945	27.67	978,188,326	738,493,387	1
VALIC Company I Inflation Protected Fund	62,209,467	12.18	757,711,313	694,486,636	1
VALIC Company I International Equities Index Fund	194,523,542	7.75	1,507,557,452	1,300,602,612	1
VALIC Company I International Government Bond Fund	10,107,819	13.37	135,141,535	122,664,676	1
VALIC Company I International Growth Fund	32,476,527	17.27	560,869,622	367,517,891	1
VALIC Company I International Socially Responsible Fund	12,207,446	30.09	367,322,062	226,338,449	1
VALIC Company I International Value Fund	64,789,273	10.30	667,329,513	549,224,948	1
VALIC Company I Large Cap Core Fund	11,408,358	14.65	167,132,452	126,085,338	1
VALIC Company I Large Capital Growth Fund	27,156,785	21.17	574,909,140	339,285,633	1
VALIC Company I Mid Cap Index Fund	119,091,149	27.34	3,255,952,024	2,861,536,341	1
VALIC Company I Mid Cap Strategic Growth Fund	16,541,134	22.57	373,333,405	214,359,982	1
VALIC Company I Nasdaq-100 Index Fund	30,827,918	24.68	760,833,010	339,052,783	1
VALIC Company I Science & Technology Fund	50,021,074	42.17	2,109,388,678	1,069,328,443	1
VALIC Company I Small Cap Aggressive Growth Fund	10,778,363	18.83	202,956,571	143,607,253	1
VALIC Company I Small Cap Fund	25,928,271	13.18	341,734,614	276,353,924	1
VALIC Company I Small Cap Index Fund	55,308,092	21.48	1,188,017,806	1,007,515,438	1
VALIC Company I Small Cap Special Values Fund	17,026,018	11.66	198,523,366	201,257,509	1
VALIC Company I Small Mid Growth Fund	8,893,275	19.86	176,620,441	110,669,942	1
VALIC Company I Stock Index Fund	102,995,041	50.09	5,159,021,615	3,383,897,246	1
VALIC Company I Systematic Core Fund	5,493,847	26.17	143,773,964	96,965,592	1
VALIC Company I Systematic Value Fund	2,969,915	13.38	39,737,461	42,617,702	1
VALIC Company I Value Fund	4,455,832	18.51	82,477,455	56,828,409	1
VALIC Company II Aggressive Growth Lifestyle Fund	58,443,917	11.45	669,182,849	603,469,701	1
VALIC Company II Capital Appreciation Fund	2,532,791	20.09	50,883,763	40,909,550	1
VALIC Company II Conservative Growth Lifestyle Fund	26,824,988	13.22	354,626,344	326,993,937	1
VALIC Company II Core Bond Fund	115,010,726	12.18	1,400,830,642	1,297,288,962	1
VALIC Company II Government Money Market II Fund	134,722,269	1.00	134,722,269	134,722,262	1
VALIC Company II High Yield Bond Fund	58,288,070	7.85	457,561,349	439,995,830	1
VALIC Company II International Opportunities Fund	27,124,973	23.61	640,420,612	437,453,148	1
VALIC Company II Large Cap Value Fund	8,511,070	21.57	183,583,780	147,376,357	1
VALIC Company II Mid Cap Growth Fund	18,836,108	13.34	251,273,687	188,222,017	1
VALIC Company II Mid Cap Value Fund	39,245,556	18.50	726,042,789	764,645,522	1
VALIC Company II Moderate Growth Lifestyle Fund	69,848,975	15.54	1,085,453,072	980,085,724	1
VALIC Company II Small Cap Growth Fund	9,792,995	26.39	258,437,125	183,272,803	1
VALIC Company II Small Cap Value Fund	27,565,191	12.13	334,365,765	346,881,745	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

4

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2020

Sub-accounts	Shares	Net Asset Value per Share	Shares at Fair Value	Cost of Shares Held	Level*
VALIC Company II Strategic Bond Fund	61,149,228	$11.86	$725,229,842	$689,217,070	1
VALIC Company II U.S. Socially Responsible Fund	32,648,450	22.79	744,058,171	529,429,042	1
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	5,321,465	22.67	120,637,620	103,304,370	1
Vanguard LifeStrategy Growth Fund Investor Shares	7,827,910	40.24	314,995,103	211,179,477	1
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	9,768,597	31.65	309,176,107	233,486,470	1
Vanguard Long-Term Investment-Grade Fund Investor Shares	23,949,447	11.79	282,363,976	252,560,599	1
Vanguard Long-Term Treasury Fund Investor Shares	17,964,348	14.05	252,399,093	238,557,283	1
Vanguard Wellington Fund Investor Shares	46,468,706	44.36	2,061,351,812	1,618,285,151	1
Vanguard Windsor II Fund Investor Shares	46,124,311	38.72	1,785,933,304	1,446,198,196	1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

5

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	American Beacon Bridgeway Large Cap Growth Fund Investor Class	AST SA BlackRock Multi-Asset Income Portfolio Class 3	AST SA PGI Asset Allocation Portfolio Class 3	AST SA Wellington Capital Appreciation Portfolio Class 3	AST SA Wellington Government and Quality Bond Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$-	$3,796	$-	$121,494
Mortality and expense risk and administrative charges	(946,008)	(1,692)	(1,803)	(52,974)	(70,463)
Reimbursements of expenses	354,891	-	-	-	-
Net investment income (loss)	(591,117)	(1,692)	1,993	(52,974)	51,031
Net realized gain (loss)	216,256	60,797	(717)	89,825	46,458
Capital gain distribution from mutual funds	7,565,884	-	4,329	522,517	8,027
Change in unrealized appreciation (depreciation) of investments	12,163,877	(60,573)	6,418	1,417,382	109,897
Increase (decrease) in net assets from operations	19,354,900	(1,468)	12,023	1,976,750	215,413

From contract transactions:
Payments received from contract owners	1,180,621	-	1	865,908	2,718,647
Payments for contract benefits or terminations	(5,349,573)	(5,147)	-	(172,112)	(260,045)
Transfers between sub-accounts (including fixed account), net	(2,542,689)	(1,594,697)	(75,652)	247,969	788,130
Contract maintenance charges	(51,673)	(1,788)	(2,304)	(7,960)	(46,604)
Adjustments to net assets allocated to contracts in payout period	278	-	-	-	-
Increase (decrease) in net assets from contract transactions	(6,763,036)	(1,601,632)	(77,955)	933,805	3,200,128

Increase (decrease) in net assets	12,591,864	(1,603,100)	(65,932)	2,910,555	3,415,541
Net assets at beginning of period	65,592,956	1,603,100	162,330	2,573,340	3,544,138
Net assets at end of period	$78,184,820	$-	$96,398	$5,483,895	$6,959,679

Beginning units	54,236,421	126,755	7,778	65,939	274,099
Units issued	1,956,439	-	1,012	38,240	301,560
Units redeemed	(7,519,180)	(126,755)	(4,499)	(17,508)	(67,379)
Ending units	48,673,680	-	4,291	86,671	508,280

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$3,797	$-	$75,135
Mortality and expense risk and administrative charges	(739,039)	(15,568)	(900)	(28,028)	(39,292)
Reimbursements of expenses	160,990	-	-	-	-
Net investment income (loss)	(578,049)	(15,568)	2,897	(28,028)	35,843
Net realized gain (loss)	(65,554)	(4,221)	(104)	42,120	(2,269)
Capital gain distribution from mutual funds	6,273,956	-	6,285	406,590	-
Change in unrealized appreciation (depreciation) of investments	10,065,578	149,678	3,475	13,793	118,970
Increase (decrease) in net assets from operations	15,695,931	129,889	12,553	434,475	152,544

From contract transactions:
Payments received from contract owners	1,312,677	455,299	20,170	915,116	549,060
Payments for contract benefits or terminations	(5,984,870)	(23,427)	-	(61,912)	(179,421)
Transfers between sub-accounts (including fixed account), net	(2,618,132)	95,937	88,733	20,874	385,880
Contract maintenance charges	(54,582)	(12,850)	(785)	(2,859)	(18,610)
Adjustments to net assets allocated to contracts in payout period	187	-	-	-	-
Increase (decrease) in net assets from contract transactions	(7,344,720)	514,959	108,118	871,219	736,909

Increase (decrease) in net assets	8,351,211	644,848	120,671	1,305,694	889,453
Net assets at beginning of period	57,241,745	958,252	41,659	1,267,646	2,654,685
Net assets at end of period	$65,592,956	$1,603,100	$162,330	$2,573,340	$3,544,138

Beginning units	60,869,212	84,845	2,397	42,219	217,264
Units issued	1,786,810	46,705	5,468	30,364	76,329
Units redeemed	(8,419,601)	(4,795)	(87)	(6,644)	(19,494)
Ending units	54,236,421	126,755	7,778	65,939	274,099

 The accompanying Notes to Financial Statements are an integral part of this statement.

6

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AST SA Wellington Strategic Multi- Asset Portfolio Class 3	Ariel Appreciation Fund Investor Class	Ariel Fund Investor Class	FTVIP Franklin Allocation VIP Fund Class 2	FTVIP Franklin Income VIP Fund Class 2
For the Year Ended December 31, 2020
From operations:
Dividends	$15,817	$1,494,636	$1,099,865	$6,514	$256,139
Mortality and expense risk and administrative charges	(19,558)	(2,719,678)	(3,552,894)	(7,005)	(55,417)
Reimbursements of expenses	-	560,725	733,526	-	-
Net investment income (loss)	(3,741)	(664,317)	(1,719,503)	(491)	200,722
Net realized gain (loss)	33,243	(12,852,535)	14,908,880	(4,231)	(5,369)
Capital gain distribution from mutual funds	21,918	22,391,333	17,681,032	116,064	3,628
Change in unrealized appreciation (depreciation) of investments	201,084	2,424,159	(6,822,268)	(62,176)	(116,943)
Increase (decrease) in net assets from operations	252,504	11,298,640	24,048,141	49,166	82,038

From contract transactions:
Payments received from contract owners	414,855	6,238,174	7,795,941	33,999	744,746
Payments for contract benefits or terminations	(149,023)	(19,061,353)	(24,367,023)	-	(79,366)
Transfers between sub-accounts (including fixed account), net	375,867	(14,864,023)	(21,680,311)	42,916	246,662
Contract maintenance charges	(16,335)	(64,947)	(126,534)	(289)	(9,238)
Adjustments to net assets allocated to contracts in payout period	-	(11,640)	2,797	-	-
Increase (decrease) in net assets from contract transactions	625,364	(27,763,789)	(38,375,130)	76,626	902,804

Increase (decrease) in net assets	877,868	(16,465,149)	(14,326,989)	125,792	984,842
Net assets at beginning of period	1,310,975	282,705,849	382,104,514	439,694	4,008,102
Net assets at end of period	$2,188,843	$266,240,700	$367,777,525	$565,486	$4,992,944

Beginning units	108,020	71,845,502	92,770,396	29,436	233,941
Units issued	78,229	7,533,300	8,846,521	5,675	67,515
Units redeemed	(31,434)	(15,522,800)	(19,459,571)	(814)	(6,578)
Ending units	154,815	63,856,002	82,157,346	34,297	294,878

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$2,580,432	$3,192,362	$382	$158,712
Mortality and expense risk and administrative charges	(11,645)	(3,203,274)	(4,402,633)	(155)	(39,522)
Reimbursements of expenses	-	672,323	937,088	-	-
Net investment income (loss)	(11,645)	49,481	(273,183)	227	119,190
Net realized gain (loss)	225	(8,550,821)	28,728,922	(399)	4,670
Capital gain distribution from mutual funds	27	17,249,972	18,297,912	704	47,969
Change in unrealized appreciation (depreciation) of investments	146,449	47,984,290	32,200,773	1,640	136,551
Increase (decrease) in net assets from operations	135,056	56,732,922	78,954,424	2,172	308,380

From contract transactions:
Payments received from contract owners	522,978	7,614,698	10,039,800	432,140	2,858,319
Payments for contract benefits or terminations	(8,519)	(24,784,278)	(35,646,175)	(4,505)	(72,780)
Transfers between sub-accounts (including fixed account), net	77,258	(13,632,727)	(21,112,156)	381	38,994
Contract maintenance charges	(9,021)	(77,680)	(151,454)	(12)	(1,801)
Adjustments to net assets allocated to contracts in payout period	-	(34,264)	4,034	-	-
Increase (decrease) in net assets from contract transactions	582,696	(30,914,251)	(46,865,951)	428,004	2,822,732

Increase (decrease) in net assets	717,752	25,818,671	32,088,473	430,176	3,131,112
Net assets at beginning of period	593,223	256,887,178	350,016,041	9,518	876,990
Net assets at end of period	$1,310,975	$282,705,849	$382,104,514	$439,694	$4,008,102

Beginning units	57,254	80,852,269	104,627,173	731	53,392
Units issued	54,785	3,477,134	4,564,505	29,015	187,552
Units redeemed	(4,019)	(12,483,901)	(16,421,282)	(310)	(7,003)
Ending units	108,020	71,845,502	92,770,396	29,436	233,941

 The accompanying Notes to Financial Statements are an integral part of this statement.

7

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Goldman Sachs VIT Government Money Market Fund Service Shares	Invesco V.I. American Franchise Fund Series II	Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	Invesco V.I. Comstock Fund Series II	Invesco V.I. Growth and Income Fund Series II
For the Year Ended December 31, 2020
From operations:
Dividends	$6,289	$-	$-	$26,373	$25,794
Mortality and expense risk and administrative charges	(48,151)	(8,381)	(1,342,739)	(16,071)	(17,471)
Net investment income (loss)	(41,862)	(8,381)	(1,342,739)	10,302	8,323
Net realized gain (loss)	-	1,565	(6,240,335)	(35,325)	(42,587)
Capital gain distribution from mutual funds	-	61,939	-	32,792	21,774
Change in unrealized appreciation (depreciation) of investments	-	214,063	22,339,987	10,109	50,468
Increase (decrease) in net assets from operations	(41,862)	269,186	14,756,913	17,878	37,978

From contract transactions:
Payments received from contract owners	2,298,586	183,543	9,132,208	64,031	22,772
Payments for contract benefits or terminations	(257,789)	(6,930)	(13,572,228)	(40,486)	(48,749)
Transfers between sub-accounts (including fixed account), net	966,423	13,436	11,950,638	90,141	57,022
Contract maintenance charges	(38,711)	(242)	(45,939)	(6,532)	(6,001)
Adjustments to net assets allocated to contracts in payout period	-	-	232	-	-
Increase (decrease) in net assets from contract transactions	2,968,509	189,807	7,464,911	107,154	25,044

Increase (decrease) in net assets	2,926,647	458,993	22,221,824	125,032	63,022
Net assets at beginning of period	781,077	553,458	141,193,352	1,215,833	1,382,771
Net assets at end of period	$3,707,724	$1,012,451	$163,415,176	$1,340,865	$1,445,793

Beginning units	78,636	18,066	232,675,521	59,621	67,847
Units issued	715,716	7,854	43,217,338	15,185	10,828
Units redeemed	(416,493)	(2,362)	(24,174,944)	(7,446)	(8,047)
Ending units	377,859	23,558	251,717,915	67,360	70,628

For the Year Ended December 31, 2019
From operations:
Dividends	$10,346	$-	$1,261,679	$19,302	$21,363
Mortality and expense risk and administrative charges	(7,368)	(4,835)	(1,345,737)	(15,955)	(18,845)
Net investment income (loss)	2,978	(4,835)	(84,058)	3,347	2,518
Net realized gain (loss)	-	240	(2,485,409)	753	(8,409)
Capital gain distribution from mutual funds	-	70,937	-	147,386	151,140
Change in unrealized appreciation (depreciation) of investments	-	20,041	7,330,336	80,296	125,527
Increase (decrease) in net assets from operations	2,978	86,383	4,760,869	231,782	270,776

From contract transactions:
Payments received from contract owners	42,142	464,336	9,741,477	54,260	79,703
Payments for contract benefits or terminations	(44,625)	-	(14,085,730)	(70,154)	(142,256)
Transfers between sub-accounts (including fixed account), net	486,837	2,742	3,455,125	(4,310)	(23,121)
Contract maintenance charges	(4,752)	(3)	(43,993)	(4,558)	(5,154)
Adjustments to net assets allocated to contracts in payout period	-	-	337	-	-
Increase (decrease) in net assets from contract transactions	479,602	467,075	(932,784)	(24,762)	(90,828)

Increase (decrease) in net assets	482,580	553,458	3,828,085	207,020	179,948
Net assets at beginning of period	298,497	-	137,365,267	1,008,813	1,202,823
Net assets at end of period	$781,077	$553,458	$141,193,352	$1,215,833	$1,382,771

Beginning units	30,319	-	234,224,055	60,912	72,603
Units issued	97,683	18,093	9,312,653	4,078	4,346
Units redeemed	(49,366)	(27)	(10,861,187)	(5,369)	(9,102)
Ending units	78,636	18,066	232,675,521	59,621	67,847

 The accompanying Notes to Financial Statements are an integral part of this statement.

8

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Lord Abbett Growth and Income Portfolio Class VC	PIMCO Emerging Markets Bond Portfolio Advisor Class	PIMCO Total Return Portfolio Advisor Class	SST SA Allocation Balanced Portfolio Class 3	SST SA Allocation Growth Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$6,306	$45	$25,950	$39,389	$-
Mortality and expense risk and administrative charges	(4,237)	(12)	(16,412)	(36,674)	(64,979)
Net investment income (loss)	2,069	33	9,538	2,715	(64,979)
Net realized gain (loss)	(11,909)	-	1,670	(4,622)	87,615
Capital gain distribution from mutual funds	-	-	15,038	123,170	-
Change in unrealized appreciation (depreciation) of investments	31,586	260	44,028	194,480	840,026
Increase (decrease) in net assets from operations	21,746	293	70,274	315,743	862,662

From contract transactions:
Payments received from contract owners	123,321	5,373	2,212,867	1,022,047	1,217,637
Payments for contract benefits or terminations	(3,415)	-	(21,074)	(76,684)	(312,928)
Transfers between sub-accounts (including fixed account), net	(24,356)	214	570,939	104,266	(443,862)
Contract maintenance charges	(458)	-	(14,113)	(17,394)	(50,588)
Increase (decrease) in net assets from contract transactions	95,092	5,587	2,748,619	1,032,235	410,259

Increase (decrease) in net assets	116,838	5,880	2,818,893	1,347,978	1,272,921
Net assets at beginning of period	300,054	-	-	2,222,298	4,773,276
Net assets at end of period	$416,892	$5,880	$2,818,893	$3,570,276	$6,046,197

Beginning units	15,498	-	-	130,238	242,140
Units issued	11,313	544	273,934	67,870	84,639
Units redeemed	(5,150)	-	(10,963)	(9,547)	(59,685)
Ending units	21,661	544	262,971	188,561	267,094

For the Year Ended December 31, 2019
From operations:
Dividends	$4,739	$-	$-	$33,833	$426
Mortality and expense risk and administrative charges	(3,606)	-	-	(25,147)	(49,264)
Net investment income (loss)	1,133	-	-	8,686	(48,838)
Net realized gain (loss)	2,830	-	-	(2,946)	(22,029)
Capital gain distribution from mutual funds	19,359	-	-	42,814	134,068
Change in unrealized appreciation (depreciation) of investments	25,227	-	-	183,795	677,233
Increase (decrease) in net assets from operations	48,549	-	-	232,349	740,434

From contract transactions:
Payments received from contract owners	147,137	-	-	527,411	1,093,816
Payments for contract benefits or terminations	(707)	-	-	(37,616)	(189,958)
Transfers between sub-accounts (including fixed account), net	(79,351)	-	-	96,670	135,432
Contract maintenance charges	(60)	-	-	(4,750)	(30,322)
Increase (decrease) in net assets from contract transactions	67,019	-	-	581,715	1,008,968

Increase (decrease) in net assets	115,568	-	-	814,064	1,749,402
Net assets at beginning of period	184,486	-	-	1,408,234	3,023,874
Net assets at end of period	$300,054	$-	$-	$2,222,298	$4,773,276

Beginning units	11,248	-	-	95,373	187,555
Units issued	9,181	-	-	37,485	69,346
Units redeemed	(4,931)	-	-	(2,620)	(14,761)
Ending units	15,498	-	-	130,238	242,140
 The accompanying Notes to Financial Statements are an integral part of this statement.

9

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Allocation Moderate Portfolio Class 3	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	SST SA Wellington Real Return Portfolio Class 3	SAST SA AB Growth Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Mortality and expense risk and administrative charges	$(58,151)	$(68,023)	$(26,096)	$(40,079)	$(34,053)
Net investment income (loss)	(58,151)	(68,023)	(26,096)	(40,079)	(34,053)
Net realized gain (loss)	(153,517)	(12,349)	(6,634)	3,666	132,813
Capital gain distribution from mutual funds	-	-	-	-	290,409
Change in unrealized appreciation (depreciation) of investments	778,311	707,827	333,837	201,354	417,017
Increase (decrease) in net assets from operations	566,643	627,455	301,107	164,941	806,186

From contract transactions:
Payments received from contract owners	1,339,673	1,019,962	247,838	701,795	1,139,660
Payments for contract benefits or terminations	(622,565)	(171,321)	(42,959)	(102,449)	(258,819)
Transfers between sub-accounts (including fixed account), net	(219,270)	404,645	(25,211)	335,825	74,637
Contract maintenance charges	(34,268)	(40,908)	(31,333)	(36,719)	(11,822)
Increase (decrease) in net assets from contract transactions	463,570	1,212,378	148,335	898,452	943,656

Increase (decrease) in net assets	1,030,213	1,839,833	449,442	1,063,393	1,749,842
Net assets at beginning of period	4,344,290	4,551,478	2,062,135	2,857,482	1,802,080
Net assets at end of period	$5,374,503	$6,391,311	$2,511,577	$3,920,875	$3,551,922

Beginning units	240,684	255,905	158,590	239,106	52,961
Units issued	87,186	107,259	27,718	103,697	44,837
Units redeemed	(64,444)	(42,832)	(14,527)	(33,172)	(20,579)
Ending units	263,426	320,332	171,781	309,631	77,219

For the Year Ended December 31, 2019
From operations:
Dividends	$57,489	$64,074	$22,699	$8,572	$-
Mortality and expense risk and administrative charges	(45,869)	(50,788)	(20,373)	(27,838)	(22,329)
Net investment income (loss)	11,620	13,286	2,326	(19,266)	(22,329)
Net realized gain (loss)	(49,303)	(112,994)	(39,423)	(235)	16,773
Capital gain distribution from mutual funds	150,727	137,651	66,462	-	109,397
Change in unrealized appreciation (depreciation) of investments	434,593	536,902	219,936	101,681	332,021
Increase (decrease) in net assets from operations	547,637	574,845	249,301	82,180	435,862

From contract transactions:
Payments received from contract owners	1,530,800	1,687,898	910,423	923,715	358,904
Payments for contract benefits or terminations	(250,288)	(186,693)	(302,086)	(86,291)	(101,953)
Transfers between sub-accounts (including fixed account), net	7,715	(498,944)	3,117	352,327	(140,673)
Contract maintenance charges	(15,884)	(19,665)	(19,817)	(18,738)	(3,599)
Increase (decrease) in net assets from contract transactions	1,272,343	982,596	591,637	1,171,013	112,679

Increase (decrease) in net assets	1,819,980	1,557,441	840,938	1,253,193	548,541
Net assets at beginning of period	2,524,310	2,994,037	1,221,197	1,604,289	1,253,539
Net assets at end of period	$4,344,290	$4,551,478	$2,062,135	$2,857,482	$1,802,080

Beginning units	167,186	197,036	111,204	140,655	49,051
Units issued	89,553	121,824	81,452	108,249	12,591
Units redeemed	(16,055)	(62,955)	(34,066)	(9,798)	(8,681)
Ending units	240,684	255,905	158,590	239,106	52,961

 The accompanying Notes to Financial Statements are an integral part of this statement.

10

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA American Funds Global Growth Portfolio Class 3	SAST SA American Funds Growth Portfolio Class 3	SAST SA American Funds Growth- Income Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$6,085	$-	$1,595	$54,855	$85,200
Mortality and expense risk and administrative charges	(13,553)	(610,561)	(37,220)	(87,932)	(66,822)
Net investment income (loss)	(7,468)	(610,561)	(35,625)	(33,077)	18,378
Net realized gain (loss)	(72,655)	127,660	(56,223)	34,758	(47,177)
Capital gain distribution from mutual funds	27,076	43,390	216,938	739,282	601,066
Change in unrealized appreciation (depreciation) of investments	142,805	6,398,532	582,645	2,095,783	72,422
Increase (decrease) in net assets from operations	89,758	5,959,021	707,735	2,836,746	644,689

From contract transactions:
Payments received from contract owners	137,297	11,145,538	276,003	1,313,968	308,809
Payments for contract benefits or terminations	(85,428)	(1,442,783)	(136,594)	(169,325)	(207,748)
Transfers between sub-accounts (including fixed account), net	19,695	1,193,247	(142,779)	(57,639)	240,157
Contract maintenance charges	(1,783)	(575,954)	(5,668)	(8,599)	(4,286)
Increase (decrease) in net assets from contract transactions	69,781	10,320,048	(9,038)	1,078,405	336,932

Increase (decrease) in net assets	159,539	16,279,069	698,697	3,915,151	981,621
Net assets at beginning of period	1,168,093	44,732,136	2,486,755	5,014,053	4,897,859
Net assets at end of period	$1,327,632	$61,011,205	$3,185,452	$8,929,204	$5,879,480

Beginning units	49,557	2,188,805	99,238	181,574	204,012
Units issued	14,035	719,989	21,414	63,769	25,963
Units redeemed	(8,827)	(214,958)	(21,557)	(29,776)	(10,828)
Ending units	54,765	2,693,836	99,095	215,567	219,147

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$676,750	$18,587	$-	$-
Mortality and expense risk and administrative charges	(12,443)	(423,342)	(27,715)	(50,522)	(52,508)
Net investment income (loss)	(12,443)	253,408	(9,128)	(50,522)	(52,508)
Net realized gain (loss)	(39,844)	37,390	(68,212)	(45,671)	(40,794)
Capital gain distribution from mutual funds	17,477	1,989,007	266,876	19,803	19,600
Change in unrealized appreciation (depreciation) of investments	184,479	3,523,522	376,452	930,435	901,697
Increase (decrease) in net assets from operations	149,669	5,803,327	565,988	854,045	827,995

From contract transactions:
Payments received from contract owners	391,584	14,442,827	442,791	2,026,109	919,414
Payments for contract benefits or terminations	(99,830)	(715,225)	(94,070)	(169,617)	(80,025)
Transfers between sub-accounts (including fixed account), net	(18,003)	823,517	(37,117)	196,194	93,833
Contract maintenance charges	(1,136)	(340,302)	(3,017)	(1,101)	(1,558)
Increase (decrease) in net assets from contract transactions	272,615	14,210,817	308,587	2,051,585	931,664

Increase (decrease) in net assets	422,284	20,014,144	874,575	2,905,630	1,759,659
Net assets at beginning of period	745,809	24,717,992	1,612,180	2,108,423	3,138,200
Net assets at end of period	$1,168,093	$44,732,136	$2,486,755	$5,014,053	$4,897,859

Beginning units	37,544	1,443,527	85,656	98,686	162,174
Units issued	19,218	820,297	28,166	94,121	47,359
Units redeemed	(7,205)	(75,019)	(14,584)	(11,233)	(5,521)
Ending units	49,557	2,188,805	99,238	181,574	204,012

 The accompanying Notes to Financial Statements are an integral part of this statement.

11

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	SAST SA Columbia Technology Portfolio Class 3	SAST SA DFA Ultra Short Bond Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$197	$13,044	$9,807	$23,633
Mortality and expense risk and administrative charges	(838,846)	(63)	(404,925)	(28,410)	(16,363)
Net investment income (loss)	(838,846)	134	(391,881)	(18,603)	7,270
Net realized gain (loss)	630,698	2	44,135	80,869	2,105
Capital gain distribution from mutual funds	164,376	-	743,501	239,638	-
Change in unrealized appreciation (depreciation) of investments	5,398,659	1,637	1,109,633	686,984	(24,719)
Increase (decrease) in net assets from operations	5,354,887	1,773	1,505,388	988,888	(15,344)

From contract transactions:
Payments received from contract owners	8,039,507	37,942	2,115,819	692,427	57,016
Payments for contract benefits or terminations	(1,641,957)	-	(780,873)	(47,033)	(103,340)
Transfers between sub-accounts (including fixed account), net	1,060,883	203	787,536	230,318	595,711
Contract maintenance charges	(815,085)	-	(406,231)	(6,856)	(16,697)
Increase (decrease) in net assets from contract transactions	6,643,348	38,145	1,716,251	868,856	532,690

Increase (decrease) in net assets	11,998,235	39,918	3,221,639	1,857,744	517,346
Net assets at beginning of period	63,190,903	-	31,712,630	1,427,154	1,169,032
Net assets at end of period	$75,189,138	$39,918	$34,934,269	$3,284,898	$1,686,378

Beginning units	4,094,908	-	2,591,951	37,853	128,938
Units issued	752,154	3,750	313,953	34,118	94,236
Units redeemed	(336,109)	(1)	(165,471)	(11,150)	(34,820)
Ending units	4,510,953	3,749	2,740,433	60,821	188,354

For the Year Ended December 31, 2019
From operations:
Dividends	$155,298	$-	$241,103	$-	$18,408
Mortality and expense risk and administrative charges	(697,354)	-	(361,794)	(13,902)	(11,701)
Net investment income (loss)	(542,056)	-	(120,691)	(13,902)	6,707
Net realized gain (loss)	280,830	-	79,930	2,375	1,070
Capital gain distribution from mutual funds	760,416	-	1,152,485	138,306	-
Change in unrealized appreciation (depreciation) of investments	8,000,385	-	2,562,135	270,336	(1,259)
Increase (decrease) in net assets from operations	8,499,575	-	3,673,859	397,115	6,518

From contract transactions:
Payments received from contract owners	9,146,241	-	4,013,103	803,715	257,637
Payments for contract benefits or terminations	(1,490,948)	-	(716,390)	(30,199)	(58,737)
Transfers between sub-accounts (including fixed account), net	1,571,593	-	537,216	(139,251)	167,447
Contract maintenance charges	(562,942)	-	(300,115)	(1,488)	(9,965)
Increase (decrease) in net assets from contract transactions	8,663,944	-	3,533,814	632,777	356,382

Increase (decrease) in net assets	17,163,519	-	7,207,673	1,029,892	362,900
Net assets at beginning of period	46,027,384	-	24,504,957	397,262	806,132
Net assets at end of period	$63,190,903	$-	$31,712,630	$1,427,154	$1,169,032

Beginning units	3,491,629	-	2,288,575	16,285	89,646
Units issued	819,672	-	466,317	27,298	47,034
Units redeemed	(216,393)	-	(162,941)	(5,730)	(7,742)
Ending units	4,094,908	-	2,591,951	37,853	128,938

 The accompanying Notes to Financial Statements are an integral part of this statement.

12

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Dogs of Wall Street Portfolio Class 3	SAST SA Emerging Markets Equity Index Portfolio Class 3	SAST SA Federated Hermes Corporate Bond Portfolio Class 3	SAST SA Fidelity Institutional AM® International Growth Class 3	SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$75,594	$1,754	$214,724	$37	$4,503
Mortality and expense risk and administrative charges	(44,107)	(665)	(69,418)	(128)	(2,810)
Net investment income (loss)	31,487	1,089	145,306	(91)	1,693
Net realized gain (loss)	(15,915)	584	8,678	269	(15,803)
Capital gain distribution from mutual funds	465,839	-	78,197	683	11,681
Change in unrealized appreciation (depreciation) of investments	(57,501)	13,566	156,259	4,010	(4,604)
Increase (decrease) in net assets from operations	423,910	15,239	388,440	4,871	(7,033)

From contract transactions:
Payments received from contract owners	1,028,906	63,625	999,656	20,620	99,546
Payments for contract benefits or terminations	(150,540)	(71)	(196,926)	-	(2,907)
Transfers between sub-accounts (including fixed account), net	52,868	3,980	459,798	(1,314)	52,975
Contract maintenance charges	(11,146)	(39)	(45,615)	(78)	(1,309)
Increase (decrease) in net assets from contract transactions	920,088	67,495	1,216,913	19,228	148,305

Increase (decrease) in net assets	1,343,998	82,734	1,605,353	24,099	141,272
Net assets at beginning of period	2,675,453	21,685	4,723,429	-	162,907
Net assets at end of period	$4,019,451	$104,419	$6,328,782	$24,099	$304,179

Beginning units	85,765	2,188	246,195	-	10,944
Units issued	50,486	7,264	98,218	1,917	14,218
Units redeemed	(14,813)	(354)	(37,946)	(118)	(4,366)
Ending units	121,438	9,098	306,467	1,799	20,796

For the Year Ended December 31, 2019
From operations:
Dividends	$59,133	$-	$216,412	$-	$3,152
Mortality and expense risk and administrative charges	(31,437)	(199)	(50,268)	-	(1,665)
Net investment income (loss)	27,696	(199)	166,144	-	1,487
Net realized gain (loss)	(6,575)	137	(4,583)	-	(2,729)
Capital gain distribution from mutual funds	158,311	-	-	-	423
Change in unrealized appreciation (depreciation) of investments	282,195	2,315	281,622	-	22,594
Increase (decrease) in net assets from operations	461,627	2,253	443,183	-	21,775

From contract transactions:
Payments received from contract owners	408,731	20,000	1,015,310	-	60,428
Payments for contract benefits or terminations	(169,181)	-	(241,148)	-	(3,276)
Transfers between sub-accounts (including fixed account), net	(10,471)	(568)	452,879	-	(1,920)
Contract maintenance charges	(3,046)	-	(25,174)	-	(473)
Increase (decrease) in net assets from contract transactions	226,033	19,432	1,201,867	-	54,759

Increase (decrease) in net assets	687,660	21,685	1,645,050	-	76,534
Net assets at beginning of period	1,987,793	-	3,078,379	-	86,373
Net assets at end of period	$2,675,453	$21,685	$4,723,429	$-	$162,907

Beginning units	78,312	-	181,803	-	7,210
Units issued	16,866	2,340	84,339	-	4,991
Units redeemed	(9,413)	(152)	(19,947)	-	(1,257)
Ending units	85,765	2,188	246,195	-	10,944

 The accompanying Notes to Financial Statements are an integral part of this statement.

13

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Fixed Income Index Portfolio Class 3	SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA Global Index Allocation 60/40 Portfolio Class 3	SAST SA Global Index Allocation 75/25 Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$80,223	$11,150	$6,495	$31,831	$28,623
Mortality and expense risk and administrative charges	(35,230)	(5,995)	(7,544)	(20,686)	(25,226)
Net investment income (loss)	44,993	5,155	(1,049)	11,145	3,397
Net realized gain (loss)	49,179	6,150	(33,476)	3,064	8,191
Capital gain distribution from mutual funds	12,725	-	35,755	23,341	19,224
Change in unrealized appreciation (depreciation) of investments	34,571	6,352	73,549	245,314	218,386
Increase (decrease) in net assets from operations	141,468	17,657	74,779	282,864	249,198

From contract transactions:
Payments received from contract owners	1,756,713	181,481	162,651	1,040,271	417,450
Payments for contract benefits or terminations	(47,423)	(14,704)	(15,614)	(5,724)	(23,252)
Transfers between sub-accounts (including fixed account), net	973,453	185,058	11,828	(22,635)	(14,171)
Contract maintenance charges	(27,551)	(5,695)	(2,957)	(17,559)	(26,866)
Increase (decrease) in net assets from contract transactions	2,655,192	346,140	155,908	994,353	353,161

Increase (decrease) in net assets	2,796,660	363,797	230,687	1,277,217	602,359
Net assets at beginning of period	1,431,324	305,978	511,547	1,062,585	1,752,595
Net assets at end of period	$4,227,984	$669,775	$742,234	$2,339,802	$2,354,954

Beginning units	135,790	29,759	24,604	97,722	161,157
Units issued	279,689	39,921	14,280	102,743	43,695
Units redeemed	(40,842)	(7,432)	(4,722)	(5,179)	(9,388)
Ending units	374,637	62,248	34,162	195,286	195,464

For the Year Ended December 31, 2019
From operations:
Dividends	$2,120	$394	$3,398	$-	$-
Mortality and expense risk and administrative charges	(11,679)	(2,947)	(6,160)	(8,858)	(13,053)
Net investment income (loss)	(9,559)	(2,553)	(2,762)	(8,858)	(13,053)
Net realized gain (loss)	2,631	672	(5,717)	955	525
Capital gain distribution from mutual funds	-	-	70,771	2,646	5,513
Change in unrealized appreciation (depreciation) of investments	67,960	11,973	32,906	84,947	151,255
Increase (decrease) in net assets from operations	61,032	10,092	95,198	79,690	144,240

From contract transactions:
Payments received from contract owners	507,754	80,179	65,347	806,584	1,192,585
Payments for contract benefits or terminations	(21,124)	(11,123)	(25,732)	(1,116)	(15,193)
Transfers between sub-accounts (including fixed account), net	240,197	39,528	14,383	41,855	54,548
Contract maintenance charges	(5,741)	(2,415)	(1,282)	(7,361)	(9,939)
Increase (decrease) in net assets from contract transactions	721,086	106,169	52,716	839,962	1,222,001

Increase (decrease) in net assets	782,118	116,261	147,914	919,652	1,366,241
Net assets at beginning of period	649,206	189,717	363,633	142,933	386,354
Net assets at end of period	$1,431,324	$305,978	$511,547	$1,062,585	$1,752,595

Beginning units	66,202	19,301	21,772	15,315	42,213
Units issued	75,265	11,916	5,177	83,393	123,369
Units redeemed	(5,677)	(1,458)	(2,345)	(986)	(4,425)
Ending units	135,790	29,759	24,604	97,722	161,157

The accompanying Notes to Financial Statements are an integral part of this statement.

14

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Global Index Allocation 90/10 Portfolio Class 3	SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA Goldman Sachs Multi- Asset Insights Portfolio Class 3	SAST SA Index Allocation 60/40 Portfolio Class 3	SAST SA Index Allocation 80/20 Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$9,985	$3,904	$90,016	$-
Mortality and expense risk and administrative charges	(66,009)	(31,098)	(19,801)	(75,238)	(136,322)
Net investment income (loss)	(66,009)	(21,113)	(15,897)	14,778	(136,322)
Net realized gain (loss)	30,943	5,406	5,348	18,679	177,890
Capital gain distribution from mutual funds	-	-	25,760	115,045	65,392
Change in unrealized appreciation (depreciation) of investments	703,376	249,524	244,268	630,976	1,426,686
Increase (decrease) in net assets from operations	668,310	233,817	259,479	779,478	1,533,646

From contract transactions:
Payments received from contract owners	1,018,259	198,688	1,448,372	1,394,726	2,021,780
Payments for contract benefits or terminations	(205,887)	(114,697)	(20,414)	(283,519)	(352,422)
Transfers between sub-accounts (including fixed account), net	(100,111)	195,104	3,345	386,707	(611,914)
Contract maintenance charges	(62,685)	(27,265)	(19,229)	(60,827)	(140,639)
Increase (decrease) in net assets from contract transactions	649,576	251,830	1,412,074	1,437,087	916,805

Increase (decrease) in net assets	1,317,886	485,647	1,671,553	2,216,565	2,450,451
Net assets at beginning of period	5,387,380	2,285,519	1,072,638	5,213,149	10,117,240
Net assets at end of period	$6,705,266	$2,771,166	$2,744,191	$7,429,714	$12,567,691

Beginning units	495,267	178,347	98,344	426,910	796,622
Units issued	117,690	43,894	138,845	151,049	168,589
Units redeemed	(56,470)	(26,088)	(8,121)	(35,062)	(89,504)
Ending units	556,487	196,153	229,068	542,897	875,707

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$18,776	$-	$-
Mortality and expense risk and administrative charges	(30,988)	(26,203)	(7,277)	(45,101)	(100,834)
Net investment income (loss)	(30,988)	(26,203)	11,499	(45,101)	(100,834)
Net realized gain (loss)	(569)	(15,643)	287	10,905	28,840
Capital gain distribution from mutual funds	41,268	-	3,930	36,101	81,641
Change in unrealized appreciation (depreciation) of investments	459,239	143,125	55,897	555,187	1,488,951
Increase (decrease) in net assets from operations	468,950	101,279	71,613	557,092	1,498,598

From contract transactions:
Payments received from contract owners	3,664,832	479,893	790,232	2,758,785	2,883,979
Payments for contract benefits or terminations	(17,703)	(143,997)	(3,428)	(229,699)	(119,494)
Transfers between sub-accounts (including fixed account), net	453,903	196,361	83,660	186,041	168,007
Contract maintenance charges	(20,511)	(16,764)	(6,134)	(31,301)	(82,312)
Increase (decrease) in net assets from contract transactions	4,080,521	515,493	864,330	2,683,826	2,850,180

Increase (decrease) in net assets	4,549,471	616,772	935,943	3,240,918	4,348,778
Net assets at beginning of period	837,909	1,668,747	136,695	1,972,231	5,768,462
Net assets at end of period	$5,387,380	$2,285,519	$1,072,638	$5,213,149	$10,117,240

Beginning units	93,570	137,340	14,683	190,847	554,493
Units issued	406,736	56,545	84,665	258,836	271,279
Units redeemed	(5,039)	(15,538)	(1,004)	(22,773)	(29,150)
Ending units	495,267	178,347	98,344	426,910	796,622

The accompanying Notes to Financial Statements are an integral part of this statement.

15

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Index Allocation 90/10 Portfolio Class 3	SAST SA International Index Portfolio Class 3	SAST SA Invesco Growth Opportunities Portfolio Class 3	SAST SA Invesco Main Street Large Cap Portfolio Class 3	SAST SA Invesco VCP Equity-Income Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$5,744	$-	$9,748	$19,681
Mortality and expense risk and administrative charges	(441,345)	(3,531)	(3,171)	(15,692)	(308,785)
Net investment income (loss)	(441,345)	2,213	(3,171)	(5,944)	(289,104)
Net realized gain (loss)	174,597	8,798	6,021	8,510	62,534
Capital gain distribution from mutual funds	192,425	-	34,183	81,465	445,743
Change in unrealized appreciation (depreciation) of investments	5,210,557	24,997	82,956	48,600	(432,289)
Increase (decrease) in net assets from operations	5,136,234	36,008	119,989	132,631	(213,116)

From contract transactions:
Payments received from contract owners	3,196,629	170,403	66,287	3,208	2,285,659
Payments for contract benefits or terminations	(473,762)	(3,917)	(8,116)	(28,505)	(571,615)
Transfers between sub-accounts (including fixed account), net	727,182	(51,424)	(27,939)	2,264	1,881,650
Contract maintenance charges	(488,929)	(786)	(313)	(4,037)	(320,006)
Increase (decrease) in net assets from contract transactions	2,961,120	114,276	29,919	(27,070)	3,275,688

Increase (decrease) in net assets	8,097,354	150,284	149,908	105,561	3,062,572
Net assets at beginning of period	34,642,920	199,617	176,156	1,186,221	23,871,143
Net assets at end of period	$42,740,274	$349,901	$326,064	$1,291,782	$26,933,715

Beginning units	2,672,142	19,163	6,776	50,924	1,740,968
Units issued	408,037	25,381	2,566	1,566	389,480
Units redeemed	(165,075)	(12,842)	(1,170)	(2,828)	(119,170)
Ending units	2,915,104	31,702	8,172	49,662	2,011,278

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$138	$-	$11,112	$331,041
Mortality and expense risk and administrative charges	(354,128)	(2,000)	(2,080)	(15,070)	(279,712)
Net investment income (loss)	(354,128)	(1,862)	(2,080)	(3,958)	51,329
Net realized gain (loss)	77,900	(205)	1,936	19,907	107,400
Capital gain distribution from mutual funds	303,945	-	23,428	123,460	187,821
Change in unrealized appreciation (depreciation) of investments	5,924,631	26,433	10,521	139,451	2,706,910
Increase (decrease) in net assets from operations	5,952,348	24,366	33,805	278,860	3,053,460

From contract transactions:
Payments received from contract owners	5,180,683	60,665	38,850	62,883	2,370,712
Payments for contract benefits or terminations	(336,706)	(3,263)	(21,327)	(63,490)	(783,466)
Transfers between sub-accounts (including fixed account), net	1,453,293	28,328	959	(34,979)	536,581
Contract maintenance charges	(329,427)	(14)	(49)	(3,334)	(236,852)
Increase (decrease) in net assets from contract transactions	5,967,843	85,716	18,433	(38,920)	1,886,975

Increase (decrease) in net assets	11,920,191	110,082	52,238	239,940	4,940,435
Net assets at beginning of period	22,722,729	89,535	123,918	946,281	18,930,708
Net assets at end of period	$34,642,920	$199,617	$176,156	$1,186,221	$23,871,143

Beginning units	2,173,097	10,230	6,039	52,694	1,594,555
Units issued	570,259	9,566	1,771	3,015	247,607
Units redeemed	(71,214)	(633)	(1,034)	(4,785)	(101,194)
Ending units	2,672,142	19,163	6,776	50,924	1,740,968

The accompanying Notes to Financial Statements are an integral part of this statement.

16

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Janus Focused Growth Portfolio Class 3	SAST SA JPMorgan Diversified Balanced Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$52,260	$9,334	$27,589	$608
Mortality and expense risk and administrative charges	(9,953)	(30,449)	(7,396)	(19,619)	(495)
Net investment income (loss)	(9,953)	21,811	1,938	7,970	113
Net realized gain (loss)	21,034	(20,024)	1,415	(3,436)	(2)
Capital gain distribution from mutual funds	59,721	68,486	-	109,124	1,313
Change in unrealized appreciation (depreciation) of investments	157,101	277,481	86,543	(79,202)	3,961
Increase (decrease) in net assets from operations	227,903	347,754	89,896	34,456	5,385

From contract transactions:
Payments received from contract owners	235,472	420,283	48,028	118,575	17,744
Payments for contract benefits or terminations	(18,123)	(106,250)	(13,292)	(54,773)	(51)
Transfers between sub-accounts (including fixed account), net	(90,257)	70,453	50,131	62,815	3,889
Contract maintenance charges	(2,740)	(29,644)	(2,802)	(7,619)	(525)
Increase (decrease) in net assets from contract transactions	124,352	354,842	82,065	118,998	21,057

Increase (decrease) in net assets	352,255	702,596	171,961	153,454	26,442
Net assets at beginning of period	576,852	2,214,964	463,158	1,471,036	26,293
Net assets at end of period	$929,107	$2,917,560	$635,119	$1,624,490	$52,735

Beginning units	21,235	112,789	35,962	62,931	1,591
Units issued	9,088	32,927	19,230	10,521	1,500
Units redeemed	(5,452)	(14,138)	(12,011)	(5,225)	(146)
Ending units	24,871	131,578	43,181	68,227	2,945

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$41,856	$12,027	$32,736	$57
Mortality and expense risk and administrative charges	(6,612)	(24,546)	(5,656)	(19,797)	(212)
Net investment income (loss)	(6,612)	17,310	6,371	12,939	(155)
Net realized gain (loss)	10,166	(1,795)	10,143	29,606	(7,462)
Capital gain distribution from mutual funds	28,886	112,682	-	99,523	224
Change in unrealized appreciation (depreciation) of investments	98,002	176,350	55,586	169,266	12,649
Increase (decrease) in net assets from operations	130,442	304,547	72,100	311,334	5,256

From contract transactions:
Payments received from contract owners	139,365	468,171	35,251	55,791	22,500
Payments for contract benefits or terminations	(30,714)	(70,956)	(20,200)	(139,903)	-
Transfers between sub-accounts (including fixed account), net	(12,603)	(56,722)	16,645	(30,843)	(44,741)
Contract maintenance charges	(1,069)	(19,023)	(1,135)	(5,390)	(13)
Increase (decrease) in net assets from contract transactions	94,979	321,470	30,561	(120,345)	(22,254)

Increase (decrease) in net assets	225,421	626,017	102,661	190,989	(16,998)
Net assets at beginning of period	351,431	1,588,947	360,497	1,280,047	43,291
Net assets at end of period	$576,852	$2,214,964	$463,158	$1,471,036	$26,293

Beginning units	17,461	94,608	33,321	68,443	3,244
Units issued	5,872	27,944	6,588	2,843	1,435
Units redeemed	(2,098)	(9,763)	(3,947)	(8,355)	(3,088)
Ending units	21,235	112,789	35,962	62,931	1,591

The accompanying Notes to Financial Statements are an integral part of this statement.

17

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA JPMorgan MFS Core Bond Portfolio Class 3	SAST SA JPMorgan Mid- Cap Growth Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 3	SAST SA Large Cap Index Portfolio Class 3	SAST SA Large Cap Value Index Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$167,926	$-	$6,765	$15,664	$6,021
Mortality and expense risk and administrative charges	(81,547)	(8,256)	(7,692)	(11,530)	(2,723)
Net investment income (loss)	86,379	(8,256)	(927)	4,134	3,298
Net realized gain (loss)	22,393	9,982	16,167	11,041	548
Capital gain distribution from mutual funds	-	96,803	16,034	15,864	25,367
Change in unrealized appreciation (depreciation) of investments	264,536	152,011	167,336	137,745	1,084
Increase (decrease) in net assets from operations	373,308	250,540	198,610	168,784	30,297

From contract transactions:
Payments received from contract owners	975,988	347,002	207,689	338,254	120,098
Payments for contract benefits or terminations	(179,636)	(44,606)	(20,837)	(42,140)	(6,199)
Transfers between sub-accounts (including fixed account), net	1,585,950	(43,855)	(16,315)	121,434	77,710
Contract maintenance charges	(60,524)	(3,502)	(5,221)	(3,494)	(2,325)
Increase (decrease) in net assets from contract transactions	2,321,778	255,039	165,316	414,054	189,284

Increase (decrease) in net assets	2,695,086	505,579	363,926	582,838	219,581
Net assets at beginning of period	4,893,440	402,493	435,373	674,069	145,892
Net assets at end of period	$7,588,526	$908,072	$799,299	$1,256,907	$365,473

Beginning units	325,865	12,526	35,266	53,213	12,110
Units issued	190,588	13,091	20,366	37,355	19,247
Units redeemed	(46,753)	(6,529)	(6,030)	(5,245)	(992)
Ending units	469,700	19,088	49,602	85,323	30,365

For the Year Ended December 31, 2019
From operations:
Dividends	$124,779	$-	$48	$95	$35
Mortality and expense risk and administrative charges	(57,053)	(4,429)	(2,316)	(4,305)	(977)
Net investment income (loss)	67,726	(4,429)	(2,268)	(4,210)	(942)
Net realized gain (loss)	5,865	2,337	633	1,150	785
Capital gain distribution from mutual funds	-	32,704	127	1,542	85
Change in unrealized appreciation (depreciation) of investments	231,080	61,324	40,890	78,986	18,130
Increase (decrease) in net assets from operations	304,671	91,936	39,382	77,468	18,058

From contract transactions:
Payments received from contract owners	708,740	94,232	353,320	363,524	118,991
Payments for contract benefits or terminations	(197,325)	(11,264)	(4,246)	(26,425)	(2,243)
Transfers between sub-accounts (including fixed account), net	276,444	(3,040)	41,483	136,485	4,982
Contract maintenance charges	(30,111)	(215)	(816)	(430)	(555)
Increase (decrease) in net assets from contract transactions	757,748	79,713	389,741	473,154	121,175

Increase (decrease) in net assets	1,062,419	171,649	429,123	550,622	139,233
Net assets at beginning of period	3,831,021	230,844	6,250	123,447	6,659
Net assets at end of period	$4,893,440	$402,493	$435,373	$674,069	$145,892

Beginning units	274,751	9,913	653	12,567	717
Units issued	73,967	3,811	35,472	45,083	12,116
Units redeemed	(22,853)	(1,198)	(859)	(4,437)	(723)
Ending units	325,865	12,526	35,266	53,213	12,110

The accompanying Notes to Financial Statements are an integral part of this statement.

18

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	SAST SA Legg Mason Tactical Opportunities Class 3	SAST SA MFS Blue Chip Growth Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	SAST SA MFS Total Return Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$19,011	$6,652	$4,814	$6,169	$23,081
Mortality and expense risk and administrative charges	(13,045)	(5,977)	(16,280)	(20,129)	(16,279)
Net investment income (loss)	5,966	675	(11,466)	(13,960)	6,802
Net realized gain (loss)	(27,686)	842	36,143	2,168	(6,642)
Capital gain distribution from mutual funds	63,246	2,126	117,360	127,983	39,050
Change in unrealized appreciation (depreciation) of investments	(48,037)	42,548	175,402	54,536	59,002
Increase (decrease) in net assets from operations	(6,511)	46,191	317,439	170,727	98,212

From contract transactions:
Payments received from contract owners	130,206	130,748	161,781	16,851	59,279
Payments for contract benefits or terminations	(37,826)	(4,387)	(38,801)	(83,452)	(19,499)
Transfers between sub-accounts (including fixed account), net	59,631	71,823	(31,935)	(10,760)	(63,898)
Contract maintenance charges	(3,589)	(5,558)	(5,056)	(6,293)	(12,217)
Increase (decrease) in net assets from contract transactions	148,422	192,626	85,989	(83,654)	(36,335)

Increase (decrease) in net assets	141,911	238,817	403,428	87,073	61,877
Net assets at beginning of period	1,003,722	386,488	1,045,384	1,507,785	1,312,029
Net assets at end of period	$1,145,633	$625,305	$1,448,812	$1,594,858	$1,373,906

Beginning units	47,439	34,644	40,610	57,678	70,234
Units issued	11,803	19,503	8,428	2,640	7,148
Units redeemed	(3,725)	(1,707)	(5,296)	(6,083)	(9,341)
Ending units	55,517	52,440	43,742	54,235	68,041

For the Year Ended December 31, 2019
From operations:
Dividends	$17,648	$5,052	$3,598	$9,296	$26,410
Mortality and expense risk and administrative charges	(12,843)	(2,882)	(11,773)	(19,876)	(13,279)
Net investment income (loss)	4,805	2,170	(8,175)	(10,580)	13,131
Net realized gain (loss)	(13,609)	195	22,127	22,005	(3,072)
Capital gain distribution from mutual funds	82,721	589	106,134	165,752	38,058
Change in unrealized appreciation (depreciation) of investments	117,389	28,687	95,012	177,533	127,014
Increase (decrease) in net assets from operations	191,306	31,641	215,098	354,710	175,131

From contract transactions:
Payments received from contract owners	35,369	244,930	223,201	76,169	143,403
Payments for contract benefits or terminations	(49,060)	(4,006)	(55,768)	(100,312)	(12,568)
Transfers between sub-accounts (including fixed account), net	30,613	2,532	16,176	(54,610)	148,641
Contract maintenance charges	(3,033)	(2,232)	(2,901)	(5,024)	(9,593)
Increase (decrease) in net assets from contract transactions	13,889	241,224	180,708	(83,777)	269,883

Increase (decrease) in net assets	205,195	272,865	395,806	270,933	445,014
Net assets at beginning of period	798,527	113,623	649,578	1,236,852	867,015
Net assets at end of period	$1,003,722	$386,488	$1,045,384	$1,507,785	$1,312,029

Beginning units	46,645	11,891	32,938	61,293	54,826
Units issued	4,730	23,555	11,915	3,316	17,948
Units redeemed	(3,936)	(802)	(4,243)	(6,931)	(2,540)
Ending units	47,439	34,644	40,610	57,678	70,234

The accompanying Notes to Financial Statements are an integral part of this statement.

19

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Mid Cap Index Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 3	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	SAST SA PineBridge High-Yield Bond Portfolio Class 3	SAST SA Putnam International Growth and Income Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$10,202	$14,721	$140,631	$91,024	$2,355
Mortality and expense risk and administrative charges	(9,905)	(11,853)	(377,081)	(19,173)	(1,316)
Net investment income (loss)	297	2,868	(236,450)	71,851	1,039
Net realized gain (loss)	10,159	3,691	19,219	(16,113)	1,049
Capital gain distribution from mutual funds	9,635	14,315	1,778,854	-	185
Change in unrealized appreciation (depreciation) of investments	166,906	72,218	590,866	53,847	6,041
Increase (decrease) in net assets from operations	186,997	93,092	2,152,489	109,585	8,314

From contract transactions:
Payments received from contract owners	235,235	18,733	2,871,500	238,602	-
Payments for contract benefits or terminations	(23,490)	(31,974)	(699,145)	(99,738)	(8,796)
Transfers between sub-accounts (including fixed account), net	104,780	37,140	494,745	99,771	27,724
Contract maintenance charges	(6,047)	(3,950)	(366,694)	(3,464)	(297)
Increase (decrease) in net assets from contract transactions	310,478	19,949	2,300,406	235,171	18,631

Increase (decrease) in net assets	497,475	113,041	4,452,895	344,756	26,945
Net assets at beginning of period	604,165	882,044	28,018,623	1,356,131	95,700
Net assets at end of period	$1,101,640	$995,085	$32,471,518	$1,700,887	$122,645

Beginning units	53,774	72,409	1,998,682	78,265	9,441
Units issued	46,870	7,107	324,464	24,586	3,719
Units redeemed	(12,657)	(5,156)	(164,713)	(10,484)	(1,259)
Ending units	87,987	74,360	2,158,433	92,367	11,901

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$19,479	$-	$92,488	$1,968
Mortality and expense risk and administrative charges	(4,728)	(10,984)	(331,665)	(12,986)	(1,176)
Net investment income (loss)	(4,728)	8,495	(331,665)	79,502	792
Net realized gain (loss)	340	4,879	(28,209)	(6,943)	646
Capital gain distribution from mutual funds	962	32,879	152,568	-	3,795
Change in unrealized appreciation (depreciation) of investments	70,106	82,224	4,230,067	29,911	9,841
Increase (decrease) in net assets from operations	66,680	128,477	4,022,761	102,470	15,074

From contract transactions:
Payments received from contract owners	315,885	127,187	2,111,694	551,186	-
Payments for contract benefits or terminations	(11,192)	(41,270)	(814,398)	(71,308)	(8,900)
Transfers between sub-accounts (including fixed account), net	54,257	(8,722)	240,703	73,115	(10,170)
Contract maintenance charges	(1,293)	(2,873)	(272,906)	(1,607)	(33)
Increase (decrease) in net assets from contract transactions	357,657	74,322	1,265,093	551,386	(19,103)

Increase (decrease) in net assets	424,337	202,799	5,287,854	653,856	(4,029)
Net assets at beginning of period	179,828	679,245	22,730,769	702,275	99,729
Net assets at end of period	$604,165	$882,044	$28,018,623	$1,356,131	$95,700

Beginning units	19,785	66,183	1,901,937	46,106	11,624
Units issued	36,157	12,605	212,728	37,307	782
Units redeemed	(2,168)	(6,379)	(115,983)	(5,148)	(2,965)
Ending units	53,774	72,409	1,998,682	78,265	9,441

The accompanying Notes to Financial Statements are an integral part of this statement.

20

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA Schroders VCP Global Allocation Portfolio Class 3	SAST SA Small Cap Index Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	SAST SA Templeton Foreign Value Portfolio Class 3
For the Year Ended December 31, 2020
From operations:
Dividends	$22,881	$5,372	$16,907	$37,816	$15,708
Mortality and expense risk and administrative charges	(231,855)	(7,762)	(29,142)	(478,577)	(8,594)
Net investment income (loss)	(208,974)	(2,390)	(12,235)	(440,761)	7,114
Net realized gain (loss)	(26,268)	9,399	44,809	351,309	(6,898)
Capital gain distribution from mutual funds	297,760	29,498	17,901	924,530	-
Change in unrealized appreciation (depreciation) of investments	(138,527)	156,302	422,624	2,607,944	(23,417)
Increase (decrease) in net assets from operations	(76,009)	192,809	473,099	3,443,022	(23,201)

From contract transactions:
Payments received from contract owners	773,113	195,301	969,493	4,903,060	29,871
Payments for contract benefits or terminations	(386,358)	(14,542)	(51,836)	(825,513)	(22,266)
Transfers between sub-accounts (including fixed account), net	913,559	30,130	109,708	1,409,054	47,761
Contract maintenance charges	(239,731)	(3,402)	(28,071)	(478,396)	(2,639)
Increase (decrease) in net assets from contract transactions	1,060,583	207,487	999,294	5,008,205	52,727

Increase (decrease) in net assets	984,574	400,296	1,472,393	8,451,227	29,526
Net assets at beginning of period	18,737,065	459,321	1,731,843	34,203,578	673,040
Net assets at end of period	$19,721,639	$859,617	$3,204,236	$42,654,805	$702,566

Beginning units	1,466,446	42,366	147,229	2,483,361	60,833
Units issued	167,491	37,658	119,077	652,264	9,644
Units redeemed	(76,709)	(12,590)	(30,695)	(254,922)	(3,946)
Ending units	1,557,228	67,434	235,611	2,880,703	66,531

For the Year Ended December 31, 2019
From operations:
Dividends	$241,716	$-	$14,134	$441,490	$532
Mortality and expense risk and administrative charges	(216,173)	(3,909)	(14,716)	(381,529)	(8,623)
Net investment income (loss)	25,543	(3,909)	(582)	59,961	(8,091)
Net realized gain (loss)	15,474	(175)	8,662	223,277	(1,708)
Capital gain distribution from mutual funds	383,128	-	11,219	1,028,128	-
Change in unrealized appreciation (depreciation) of investments	2,245,675	62,094	203,413	4,184,264	69,787
Increase (decrease) in net assets from operations	2,669,820	58,010	222,712	5,495,630	59,988

From contract transactions:
Payments received from contract owners	1,370,035	191,562	884,020	4,485,095	32,702
Payments for contract benefits or terminations	(373,223)	(6,586)	(29,634)	(605,572)	(31,851)
Transfers between sub-accounts (including fixed account), net	258,644	31,727	37,459	119,528	55,472
Contract maintenance charges	(184,120)	(455)	(11,972)	(316,032)	(2,277)
Increase (decrease) in net assets from contract transactions	1,071,336	216,248	879,873	3,683,019	54,046

Increase (decrease) in net assets	3,741,156	274,258	1,102,585	9,178,649	114,034
Net assets at beginning of period	14,995,909	185,063	629,258	25,024,929	559,006
Net assets at end of period	$18,737,065	$459,321	$1,731,843	$34,203,578	$673,040

Beginning units	1,378,326	20,974	65,641	2,194,174	55,686
Units issued	158,895	23,140	93,925	473,320	9,092
Units redeemed	(70,775)	(1,748)	(12,337)	(184,133)	(3,945)
Ending units	1,466,446	42,366	147,229	2,483,361	60,833

The accompanying Notes to Financial Statements are an integral part of this statement.

21

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA VCP Dynamic Allocation Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3	SAST SA VCP Index Allocation Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 3	T Rowe Price Retirement 2015 Advisor Class
For the Year Ended December 31, 2020
From operations:
Dividends	$964,051	$807,174	$247,122	$-	$214,444
Mortality and expense risk and administrative charges	(1,029,686)	(851,521)	(230,934)	(8,430)	(142,214)
Net investment income (loss)	(65,635)	(44,347)	16,188	(8,430)	72,230
Net realized gain (loss)	335,969	252,647	29,664	40,613	(153,865)
Capital gain distribution from mutual funds	4,565,809	2,885,829	330,962	48,134	1,072,218
Change in unrealized appreciation (depreciation) of investments	4,351,353	2,765,989	1,128,031	245,479	674,561
Increase (decrease) in net assets from operations	9,187,496	5,860,118	1,504,845	325,796	1,665,144

From contract transactions:
Payments received from contract owners	5,445,019	3,682,379	5,786,041	105,152	1,853,301
Payments for contract benefits or terminations	(2,039,311)	(1,709,332)	(245,807)	(12,938)	(1,822,232)
Transfers between sub-accounts (including fixed account), net	362,747	224,195	(560,454)	24,068	488,525
Contract maintenance charges	(993,458)	(817,132)	(242,399)	(1,809)	(9,648)
Increase (decrease) in net assets from contract transactions	2,774,997	1,380,110	4,737,381	114,473	509,946

Increase (decrease) in net assets	11,962,493	7,240,228	6,242,226	440,269	2,175,090
Net assets at beginning of period	77,580,650	65,253,071	17,018,935	470,819	13,841,732
Net assets at end of period	$89,543,143	$72,493,299	$23,261,161	$911,088	$16,016,822

Beginning units	4,939,157	4,280,853	1,474,484	22,068	10,854,083
Units issued	528,965	323,190	611,021	9,789	16,378,353
Units redeemed	(364,317)	(233,262)	(190,917)	(5,213)	(15,940,116)
Ending units	5,103,805	4,370,781	1,894,588	26,644	11,292,320

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$10,077	$-	$254,912
Mortality and expense risk and administrative charges	(916,765)	(775,328)	(156,529)	(5,097)	(119,534)
Net investment income (loss)	(916,765)	(775,328)	(146,452)	(5,097)	135,378
Net realized gain (loss)	50,247	7,370	24,628	6,616	(118,470)
Capital gain distribution from mutual funds	2,864,974	2,036,254	97,170	26,224	400,576
Change in unrealized appreciation (depreciation) of investments	10,046,134	8,439,383	2,313,314	66,323	1,344,685
Increase (decrease) in net assets from operations	12,044,590	9,707,679	2,288,660	94,066	1,762,169

From contract transactions:
Payments received from contract owners	5,239,530	4,042,755	6,410,963	140,972	2,074,541
Payments for contract benefits or terminations	(2,445,810)	(1,986,345)	(180,412)	(12,826)	(1,856,299)
Transfers between sub-accounts (including fixed account), net	418,611	278,705	884,527	18,433	1,655,125
Contract maintenance charges	(762,319)	(639,844)	(130,743)	(151)	(960)
Increase (decrease) in net assets from contract transactions	2,450,012	1,695,271	6,984,335	146,428	1,872,407

Increase (decrease) in net assets	14,494,602	11,402,950	9,272,995	240,494	3,634,576
Net assets at beginning of period	63,086,048	53,850,121	7,745,940	230,325	10,207,156
Net assets at end of period	$77,580,650	$65,253,071	$17,018,935	$470,819	$13,841,732

Beginning units	4,775,221	4,165,149	815,049	14,942	9,280,225
Units issued	445,141	337,499	743,823	8,322	3,620,707
Units redeemed	(281,205)	(221,795)	(84,388)	(1,196)	(2,046,849)
Ending units	4,939,157	4,280,853	1,474,484	22,068	10,854,083

The accompanying Notes to Financial Statements are an integral part of this statement.

22

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	T Rowe Price Retirement 2020 Advisor Class	T Rowe Price Retirement 2025 Advisor Class	T Rowe Price Retirement 2030 Advisor Class	T Rowe Price Retirement 2035 Advisor Class	T Rowe Price Retirement 2040 Advisor Class
For the Year Ended December 31, 2020
From operations:
Dividends	$504,862	$602,634	$545,686	$355,262	$300,502
Mortality and expense risk and administrative charges	(362,984)	(467,068)	(484,094)	(361,753)	(364,467)
Net investment income (loss)	141,878	135,566	61,592	(6,491)	(63,965)
Net realized gain (loss)	(203,275)	645,058	582,931	246,558	236,236
Capital gain distribution from mutual funds	3,180,629	2,180,962	2,506,112	1,713,618	1,893,160
Change in unrealized appreciation (depreciation) of investments	1,184,470	3,954,492	4,561,010	4,257,940	4,730,523
Increase (decrease) in net assets from operations	4,303,702	6,916,078	7,711,645	6,211,625	6,795,954

From contract transactions:
Payments received from contract owners	4,533,397	7,038,510	8,655,334	7,724,443	7,995,508
Payments for contract benefits or terminations	(4,694,467)	(3,849,886)	(3,403,070)	(2,141,809)	(2,792,828)
Transfers between sub-accounts (including fixed account), net	(959,724)	2,025,079	8,406	158,329	456,343
Contract maintenance charges	(3,029)	(6,185)	(9,268)	(7,554)	(9,049)
Increase (decrease) in net assets from contract transactions	(1,123,823)	5,207,518	5,251,402	5,733,409	5,649,974

Increase (decrease) in net assets	3,179,879	12,123,596	12,963,047	11,945,034	12,445,928
Net assets at beginning of period	38,509,988	45,529,793	46,962,385	34,509,621	35,248,410
Net assets at end of period	$41,689,867	$57,653,389	$59,925,432	$46,454,655	$47,694,338

Beginning units	29,266,464	33,703,359	33,984,792	24,574,806	24,778,213
Units issued	7,222,926	8,384,956	8,094,044	6,097,593	5,485,295
Units redeemed	(8,170,541)	(4,428,496)	(4,205,992)	(2,068,659)	(1,532,052)
Ending units	28,318,849	37,659,819	37,872,844	28,603,740	28,731,456

For the Year Ended December 31, 2019
From operations:
Dividends	$693,529	$759,110	$725,177	$498,854	$469,035
Mortality and expense risk and administrative charges	(328,720)	(371,592)	(377,922)	(280,112)	(285,376)
Net investment income (loss)	364,809	387,518	347,255	218,742	183,659
Net realized gain (loss)	260,375	393,782	497,730	310,709	272,105
Capital gain distribution from mutual funds	1,221,931	1,273,346	1,588,483	1,272,937	1,481,164
Change in unrealized appreciation (depreciation) of investments	3,489,336	4,410,061	4,654,325	3,782,378	3,956,906
Increase (decrease) in net assets from operations	5,336,451	6,464,707	7,087,793	5,584,766	5,893,834

From contract transactions:
Payments received from contract owners	8,355,176	8,857,073	10,429,165	7,626,565	7,940,759
Payments for contract benefits or terminations	(3,874,510)	(2,808,536)	(3,435,015)	(1,476,723)	(2,119,274)
Transfers between sub-accounts (including fixed account), net	574,432	3,626,187	3,222,922	(251,565)	451,836
Contract maintenance charges	(3,323)	(5,519)	(7,428)	(5,986)	(7,185)
Increase (decrease) in net assets from contract transactions	5,051,775	9,669,205	10,209,644	5,892,291	6,266,136

Increase (decrease) in net assets	10,388,226	16,133,912	17,297,437	11,477,057	12,159,970
Net assets at beginning of period	28,121,762	29,395,881	29,664,948	23,032,564	23,088,440
Net assets at end of period	$38,509,988	$45,529,793	$46,962,385	$34,509,621	$35,248,410

Beginning units	25,200,911	26,008,930	25,988,743	20,055,154	19,993,530
Units issued	9,235,698	10,306,628	10,412,324	5,922,595	6,106,245
Units redeemed	(5,170,145)	(2,612,199)	(2,416,275)	(1,402,943)	(1,321,562)
Ending units	29,266,464	33,703,359	33,984,792	24,574,806	24,778,213

The accompanying Notes to Financial Statements are an integral part of this statement.

23

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	T Rowe Price Retirement 2045 Advisor Class	T Rowe Price Retirement 2050 Advisor Class	T Rowe Price Retirement 2055 Advisor Class	T Rowe Price Retirement 2060 Advisor Class	VALIC Company I Asset Allocation Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$221,287	$187,984	$89,068	$71,025	$1,689,485
Mortality and expense risk and administrative charges	(276,666)	(231,871)	(111,062)	(81,051)	(1,321,050)
Net investment income (loss)	(55,379)	(43,887)	(21,994)	(10,026)	368,435
Net realized gain (loss)	282,777	171,215	82,294	23,399	(2,544,176)
Capital gain distribution from mutual funds	1,344,747	1,093,726	396,756	189,400	2,503,872
Change in unrealized appreciation (depreciation) of investments	4,020,070	3,498,991	1,870,666	1,715,989	12,933,230
Increase (decrease) in net assets from operations	5,592,215	4,720,045	2,327,722	1,918,762	13,261,361

From contract transactions:
Payments received from contract owners	6,979,655	6,658,095	3,712,830	3,344,600	5,801,896
Payments for contract benefits or terminations	(2,125,441)	(1,541,009)	(960,151)	(743,259)	(12,652,110)
Transfers between sub-accounts (including fixed account), net	347,035	(445,335)	(225,226)	454,503	(10,950,968)
Contract maintenance charges	(7,963)	(7,998)	(6,099)	(5,357)	(76,100)
Adjustments to net assets allocated to contracts in payout period	-	(108)	(122)	-	871
Increase (decrease) in net assets from contract transactions	5,193,286	4,663,645	2,521,232	3,050,487	(17,876,411)

Increase (decrease) in net assets	10,785,501	9,383,690	4,848,954	4,969,249	(4,615,050)
Net assets at beginning of period	26,407,559	22,087,120	10,389,997	6,884,423	152,036,602
Net assets at end of period	$37,193,060	$31,470,810	$15,238,951	$11,853,672	$147,421,552

Beginning units	18,428,906	15,419,391	7,256,580	4,805,934	17,063,207
Units issued	5,202,905	4,363,180	2,286,468	3,049,450	505,025
Units redeemed	(1,493,216)	(1,047,247)	(457,308)	(792,795)	(2,558,490)
Ending units	22,138,595	18,735,324	9,085,740	7,062,589	15,009,742

For the Year Ended December 31, 2019
From operations:
Dividends	$321,761	$267,300	$130,721	$82,422	$2,270,535
Mortality and expense risk and administrative charges	(199,317)	(170,275)	(76,642)	(48,543)	(1,456,355)
Net investment income (loss)	122,444	97,025	54,079	33,879	814,180
Net realized gain (loss)	138,630	138,889	58,933	22,269	(1,257,975)
Capital gain distribution from mutual funds	1,085,945	882,091	379,713	185,449	11,951,780
Change in unrealized appreciation (depreciation) of investments	2,916,148	2,515,029	1,141,896	775,331	8,291,114
Increase (decrease) in net assets from operations	4,263,167	3,633,034	1,634,621	1,016,928	19,799,099

From contract transactions:
Payments received from contract owners	7,027,543	6,264,179	3,505,799	2,541,563	7,340,966
Payments for contract benefits or terminations	(908,931)	(1,551,224)	(640,807)	(402,411)	(13,897,428)
Transfers between sub-accounts (including fixed account), net	522,778	229,753	111,261	325,264	(4,485,414)
Contract maintenance charges	(6,427)	(6,150)	(4,469)	(7,054)	(102,374)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	7,547
Increase (decrease) in net assets from contract transactions	6,634,963	4,936,558	2,971,784	2,457,362	(11,136,703)

Increase (decrease) in net assets	10,898,130	8,569,592	4,606,405	3,474,290	8,662,396
Net assets at beginning of period	15,509,429	13,517,528	5,783,592	3,410,133	143,374,206
Net assets at end of period	$26,407,559	$22,087,120	$10,389,997	$6,884,423	$152,036,602

Beginning units	13,405,587	11,694,837	5,005,564	2,949,718	18,369,939
Units issued	5,725,806	4,417,449	2,562,349	2,056,989	3,797,217
Units redeemed	(702,487)	(692,895)	(311,333)	(200,773)	(5,103,949)
Ending units	18,428,906	15,419,391	7,256,580	4,805,934	17,063,207

 The accompanying Notes to Financial Statements are an integral part of this statement.

24

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Blue Chip Growth Fund	VALIC Company I Capital Conservation Fund	VALIC Company I Core Equity Fund	VALIC Company I Dividend Value Fund	VALIC Company I Dynamic Allocation Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$-	$4,891,969	$3,215,442	$20,882,014	$3,810,274
Mortality and expense risk and administrative charges	(8,197,802)	(1,879,186)	(2,260,658)	(7,490,526)	(1,951,899)
Net investment income (loss)	(8,197,802)	3,012,783	954,784	13,391,488	1,858,375
Net realized gain (loss)	82,636,433	2,686,624	17,740,214	(46,448,653)	2,040,921
Capital gain distribution from mutual funds	84,914,862	-	19,923,122	46,078,643	7,103,741
Change in unrealized appreciation (depreciation) of investments	86,760,687	6,793,325	1,935,242	(56,475,336)	6,606,134
Increase (decrease) in net assets from operations	246,114,180	12,492,732	40,553,362	(43,453,858)	17,609,171

From contract transactions:
Payments received from contract owners	55,096,167	7,221,640	3,302,080	50,806,782	2,299,341
Payments for contract benefits or terminations	(69,843,402)	(19,521,964)	(18,289,692)	(55,599,328)	(18,292,852)
Transfers between sub-accounts (including fixed account), net	(98,961,536)	76,671,948	(13,499,113)	(92,817,263)	(4,111,160)
Contract maintenance charges	(615,960)	(102,839)	(70,717)	(466,919)	(2,180,531)
Adjustments to net assets allocated to contracts in payout period	(398)	(3,816)	1,485	(12,151)	(1,070)
Increase (decrease) in net assets from contract transactions	(114,325,129)	64,264,969	(28,555,957)	(98,088,879)	(22,286,272)

Increase (decrease) in net assets	131,789,051	76,757,701	11,997,405	(141,542,737)	(4,677,101)
Net assets at beginning of period	843,507,344	150,258,164	254,487,982	998,859,608	195,246,176
Net assets at end of period	$975,296,395	$227,015,865	$266,485,387	$857,316,871	$190,569,075

Beginning units	256,689,601	37,622,298	49,830,334	250,653,175	127,676,637
Units issued	6,385,426	34,186,824	1,155,871	63,889,531	8,143,543
Units redeemed	(39,618,726)	(17,110,399)	(7,384,293)	(99,616,556)	(22,402,076)
Ending units	223,456,301	54,698,723	43,601,912	214,926,150	113,418,104

For the Year Ended December 31, 2019
From operations:
Dividends	$-	$3,823,719	$2,783,388	$14,869,217	$2,698,973
Mortality and expense risk and administrative charges	(7,580,841)	(1,492,901)	(2,303,015)	(7,892,999)	(2,154,816)
Net investment income (loss)	(7,580,841)	2,330,818	480,373	6,976,218	544,157
Net realized gain (loss)	38,839,221	484,376	16,787,383	(4,834,782)	4,486,282
Capital gain distribution from mutual funds	89,239,739	-	28,828,584	83,554,722	12,667,539
Change in unrealized appreciation (depreciation) of investments	72,109,437	10,433,050	11,197,183	81,550,046	18,554,173
Increase (decrease) in net assets from operations	192,607,556	13,248,244	57,293,523	167,246,204	36,252,151

From contract transactions:
Payments received from contract owners	64,883,716	6,242,697	3,967,624	56,894,019	3,707,936
Payments for contract benefits or terminations	(76,919,228)	(17,898,703)	(21,365,860)	(60,202,387)	(41,414,667)
Transfers between sub-accounts (including fixed account), net	(16,733,279)	(3,212,999)	(4,685,368)	124,489,358	(9,286,343)
Contract maintenance charges	(597,254)	(84,351)	(78,860)	(589,064)	(2,209,901)
Adjustments to net assets allocated to contracts in payout period	(419)	70,911	(9,069)	(7,706)	-
Increase (decrease) in net assets from contract transactions	(29,366,464)	(14,882,445)	(22,171,533)	120,584,220	(49,202,975)

Increase (decrease) in net assets	163,241,092	(1,634,201)	35,121,990	287,830,424	(12,950,824)
Net assets at beginning of period	680,266,252	151,892,365	219,365,992	711,029,184	208,197,000
Net assets at end of period	$843,507,344	$150,258,164	$254,487,982	$998,859,608	$195,246,176

Beginning units	265,270,445	41,178,080	53,956,824	220,684,362	162,080,959
Units issued	9,917,180	11,070,001	1,413,479	71,883,480	1,077,570
Units redeemed	(18,498,024)	(14,625,783)	(5,539,969)	(41,914,667)	(35,481,892)
Ending units	256,689,601	37,622,298	49,830,334	250,653,175	127,676,637

 The accompanying Notes to Financial Statements are an integral part of this statement.

25

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Emerging Economies Fund	VALIC Company I Global Real Estate Fund	VALIC Company I Global Strategy Fund	VALIC Company I Government Money Market I Fund	VALIC Company I Government Securities Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$16,734,046	$12,088,149	$18,410,247	$652,495	$2,534,094
Mortality and expense risk and administrative charges	(6,729,108)	(3,008,137)	(2,768,485)	(3,375,699)	(1,049,692)
Net investment income (loss)	10,004,938	9,080,012	15,641,762	(2,723,204)	1,484,402
Net realized gain (loss)	14,054,558	(25,269,925)	(7,419,674)	(1)	899,585
Capital gain distribution from mutual funds	-	6,265,141	18,444,735	-	-
Change in unrealized appreciation (depreciation) of investments	99,933,131	(35,129,038)	(20,947,269)	—	3,496,370
Increase (decrease) in net assets from operations	123,992,627	(45,053,810)	5,719,554	(2,723,205)	5,880,357

From contract transactions:
Payments received from contract owners	44,567,999	21,766,166	9,483,942	69,891,648	5,447,673
Payments for contract benefits or terminations	(59,175,370)	(22,493,596)	(24,672,101)	(69,143,720)	(11,439,834)
Transfers between sub-accounts (including fixed account), net	43,471,850	(117,565,673)	(15,706,491)	74,959,237	15,395,941
Contract maintenance charges	(243,257)	(131,376)	(233,309)	(134,273)	(56,232)
Adjustments to net assets allocated to contracts in payout period	(751)	206	688	2	(614)
Increase (decrease) in net assets from contract transactions	28,620,471	(118,424,273)	(31,127,271)	75,572,894	9,346,934

Increase (decrease) in net assets	152,613,098	(163,478,083)	(25,407,717)	72,849,689	15,227,291
Net assets at beginning of period	761,121,782	461,704,005	324,039,700	294,755,564	102,656,838
Net assets at end of period	$913,734,880	$298,225,922	$298,631,983	$367,605,253	$117,884,129

Beginning units	680,723,908	264,357,969	154,123,488	149,254,389	27,421,737
Units issued	189,006,649	19,776,580	11,801,116	126,551,391	19,636,926
Units redeemed	(158,690,391)	(100,236,767)	(27,439,820)	(86,064,529)	(16,851,889)
Ending units	711,040,166	183,897,782	138,484,784	189,741,251	30,206,774

For the Year Ended December 31, 2019
From operations:
Dividends	$11,688,955	$13,737,719	$7,664,343	$5,611,501	$2,331,867
Mortality and expense risk and administrative charges	(6,775,534)	(3,739,980)	(3,166,674)	(3,110,549)	(966,571)
Net investment income (loss)	4,913,421	9,997,739	4,497,669	2,500,952	1,365,296
Net realized gain (loss)	3,262,546	1,850,598	1,882,064	(1)	(476,466)
Capital gain distribution from mutual funds	-	-	27,282,571	-	-
Change in unrealized appreciation (depreciation) of investments	117,611,961	67,782,168	(5,446,900)	(2)	4,587,114
Increase (decrease) in net assets from operations	125,787,928	79,630,505	28,215,404	2,500,949	5,475,944

From contract transactions:
Payments received from contract owners	47,464,317	29,364,102	11,357,803	54,239,473	4,417,739
Payments for contract benefits or terminations	(62,819,834)	(25,809,619)	(34,305,526)	(51,930,386)	(12,382,659)
Transfers between sub-accounts (including fixed account), net	17,022,696	61,170,014	(12,611,316)	(36,648,279)	3,346,494
Contract maintenance charges	(147,080)	(123,205)	(239,349)	(147,782)	(75,344)
Adjustments to net assets allocated to contracts in payout period	(3,430)	263	(3,572)	(7)	(763)
Increase (decrease) in net assets from contract transactions	1,516,669	64,601,555	(35,801,960)	(34,486,981)	(4,694,533)

Increase (decrease) in net assets	127,304,597	144,232,060	(7,586,556)	(31,986,032)	781,411
Net assets at beginning of period	633,817,185	317,471,945	331,626,256	326,741,596	101,875,427
Net assets at end of period	$761,121,782	$461,704,005	$324,039,700	$294,755,564	$102,656,838

Beginning units	676,229,784	225,115,274	171,661,237	165,491,511	29,661,020
Units issued	152,974,372	71,655,448	2,088,767	65,621,050	5,817,880
Units redeemed	(148,480,248)	(32,412,753)	(19,626,516)	(81,858,172)	(8,057,163)
Ending units	680,723,908	264,357,969	154,123,488	149,254,389	27,421,737

 The accompanying Notes to Financial Statements are an integral part of this statement.

26

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Growth Fund	VALIC Company I Health Sciences Fund	VALIC Company I Inflation Protected Fund	VALIC Company I International Equities Index Fund	VALIC Company I International Government Bond Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$4,777,146	$-	$13,749,911	$28,968,048	$1,885,585
Mortality and expense risk and administrative charges	(12,906,009)	(8,069,910)	(6,409,061)	(10,833,492)	(1,103,535)
Net investment income (loss)	(8,128,863)	(8,069,910)	7,340,850	18,134,556	782,050
Net realized gain (loss)	66,566,668	16,146,794	4,584,377	(4,390,322)	2,663,896
Capital gain distribution from mutual funds	116,428,154	54,955,897	-	19,814,296	-
Change in unrealized appreciation (depreciation) of investments	320,563,843	156,306,122	42,783,350	89,624,130	6,625,839
Increase (decrease) in net assets from operations	495,429,802	219,338,903	54,708,577	123,182,660	10,071,785

From contract transactions:
Payments received from contract owners	41,515,340	35,810,459	41,217,384	76,055,054	4,880,727
Payments for contract benefits or terminations	(94,132,617)	(67,478,813)	(61,377,883)	(90,156,159)	(8,727,048)
Transfers between sub-accounts (including fixed account), net	(143,900,380)	(30,656,603)	114,039,590	227,744,315	17,249,026
Contract maintenance charges	(440,734)	(286,217)	(575,682)	(563,379)	(125,384)
Adjustments to net assets allocated to contracts in payout period	(14,395)	18,659	(6,735)	953	493
Increase (decrease) in net assets from contract transactions	(196,972,786)	(62,592,515)	93,296,674	213,080,784	13,277,814

Increase (decrease) in net assets	298,457,016	156,746,388	148,005,251	336,263,444	23,349,599
Net assets at beginning of period	1,386,020,941	821,412,149	609,656,940	1,171,220,482	111,778,746
Net assets at end of period	$1,684,477,957	$978,158,537	$757,662,191	$1,507,483,926	$135,128,345

Beginning units	473,995,472	125,570,637	436,272,703	508,291,382	34,050,414
Units issued	23,263,827	3,292,677	174,001,885	210,044,926	21,645,575
Units redeemed	(87,499,132)	(12,322,994)	(108,849,011)	(106,524,736)	(18,483,393)
Ending units	409,760,167	116,540,320	501,425,577	611,811,572	37,212,596

For the Year Ended December 31, 2019
From operations:
Dividends	$4,775,019	$-	$9,916,373	$32,641,580	$1,940,390
Mortality and expense risk and administrative charges	(11,087,556)	(7,402,489)	(5,661,010)	(9,840,968)	(1,173,844)
Net investment income (loss)	(6,312,537)	(7,402,489)	4,255,363	22,800,612	766,546
Net realized gain (loss)	87,405,363	24,461,682	(1,652,620)	6,000,126	3,207,830
Capital gain distribution from mutual funds	88,768,401	64,940,564	566,982	-	147,539
Change in unrealized appreciation (depreciation) of investments	154,838,018	104,475,884	41,704,822	161,396,469	5,635,183
Increase (decrease) in net assets from operations	324,699,245	186,475,641	44,874,547	190,197,207	9,757,098

From contract transactions:
Payments received from contract owners	39,423,720	43,154,328	36,927,881	73,008,747	4,969,299
Payments for contract benefits or terminations	(83,290,346)	(72,663,047)	(59,286,742)	(94,802,792)	(11,486,310)
Transfers between sub-accounts (including fixed account), net	(24,627,004)	(42,122,874)	(7,745,035)	91,780,562	(15,901,147)
Contract maintenance charges	(377,682)	(297,550)	(484,080)	(582,336)	(141,276)
Adjustments to net assets allocated to contracts in payout period	(11,866)	15,359	(5,570)	1,607	(820)
Increase (decrease) in net assets from contract transactions	(68,883,178)	(71,913,784)	(30,593,546)	69,405,788	(22,560,254)

Increase (decrease) in net assets	255,816,067	114,561,857	14,281,001	259,602,995	(12,803,156)
Net assets at beginning of period	1,130,204,874	706,850,292	595,375,939	911,617,487	124,581,902
Net assets at end of period	$1,386,020,941	$821,412,149	$609,656,940	$1,171,220,482	$111,778,746

Beginning units	506,233,283	137,982,912	459,866,794	478,200,717	41,596,081
Units issued	96,624,426	2,286,499	81,346,517	119,461,094	9,163,778
Units redeemed	(128,862,237)	(14,698,774)	(104,940,608)	(89,370,429)	(16,709,445)
Ending units	473,995,472	125,570,637	436,272,703	508,291,382	34,050,414

 The accompanying Notes to Financial Statements are an integral part of this statement.

27

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I International Growth Fund	VALIC Company I International Socially Responsible Fund	VALIC Company I International Value Fund	VALIC Company I Large Cap Core Fund	VALIC Company I Large Capital Growth Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$504,115	$6,678,994	$14,945,947	$1,638,536	$3,512,756
Mortality and expense risk and administrative charges	(4,392,779)	(3,151,063)	(5,557,209)	(1,424,123)	(4,791,017)
Net investment income (loss)	(3,888,664)	3,527,931	9,388,738	214,413	(1,278,261)
Net realized gain (loss)	22,292,136	24,841,363	21,975,509	(3,397,369)	35,751,958
Capital gain distribution from mutual funds	-	11,663,730	880,968	9,630,617	35,215,906
Change in unrealized appreciation (depreciation) of investments	122,199,025	(19,309,686)	2,382,664	22,206,463	32,040,430
Increase (decrease) in net assets from operations	140,602,497	20,723,338	34,627,879	28,654,124	101,730,033

From contract transactions:
Payments received from contract owners	15,397,558	15,842,514	33,375,414	5,816,782	9,946,407
Payments for contract benefits or terminations	(35,912,411)	(25,848,490)	(63,377,303)	(15,392,708)	(35,801,163)
Transfers between sub-accounts (including fixed account), net	(36,141,787)	(32,358,067)	(1,048,009)	(8,027,775)	(24,797,322)
Contract maintenance charges	(282,491)	(104,000)	(351,012)	(139,268)	(135,729)
Adjustments to net assets allocated to contracts in payout period	1,621	(6,148)	(704)	66	(151)
Increase (decrease) in net assets from contract transactions	(56,937,510)	(42,474,191)	(31,401,614)	(17,742,903)	(50,787,958)

Increase (decrease) in net assets	83,664,987	(21,750,853)	3,226,265	10,911,221	50,942,075
Net assets at beginning of period	477,189,141	389,059,564	664,065,620	156,215,912	523,947,434
Net assets at end of period	$560,854,128	$367,308,711	$667,291,885	$167,127,133	$574,889,509

Beginning units	119,937,045	49,476,454	473,244,377	46,117,162	167,843,700
Units issued	17,598,141	15,653,892	74,781,251	1,408,204	3,398,251
Units redeemed	(30,494,194)	(20,753,598)	(90,241,180)	(6,710,370)	(19,266,239)
Ending units	107,040,992	44,376,748	457,784,448	40,814,996	151,975,712

For the Year Ended December 31, 2019
From operations:
Dividends	$2,867,069	$6,613,774	$19,031,755	$1,329,658	$2,626,702
Mortality and expense risk and administrative charges	(4,141,285)	(3,431,968)	(6,121,633)	(1,401,985)	(4,447,922)
Net investment income (loss)	(1,274,216)	3,181,806	12,910,122	(72,327)	(1,821,220)
Net realized gain (loss)	12,562,075	16,106,090	16,997,951	(421,788)	20,871,529
Capital gain distribution from mutual funds	102,573,727	-	-	11,145,184	29,022,979
Change in unrealized appreciation (depreciation) of investments	5,619,423	61,362,755	61,988,955	28,499,801	101,849,768
Increase (decrease) in net assets from operations	119,481,009	80,650,651	91,897,028	39,150,870	149,923,056

From contract transactions:
Payments received from contract owners	18,657,270	16,593,405	36,527,090	7,582,254	10,538,140
Payments for contract benefits or terminations	(40,701,536)	(32,529,367)	(72,687,676)	(15,396,503)	(39,377,912)
Transfers between sub-accounts (including fixed account), net	(11,281,597)	(9,691,163)	(9,361,029)	(5,666,897)	3,838,625
Contract maintenance charges	(285,482)	(118,412)	(342,761)	(138,417)	(130,217)
Adjustments to net assets allocated to contracts in payout period	(8,904)	(6,938)	166	372	(8,048)
Increase (decrease) in net assets from contract transactions	(33,620,249)	(25,752,475)	(45,864,210)	(13,619,191)	(25,139,412)

Increase (decrease) in net assets	85,860,760	54,898,176	46,032,818	25,531,679	124,783,644
Net assets at beginning of period	391,328,381	334,161,388	618,032,802	130,684,233	399,163,790
Net assets at end of period	$477,189,141	$389,059,564	$664,065,620	$156,215,912	$523,947,434

Beginning units	128,742,665	52,724,451	507,208,049	50,661,879	177,173,043
Units issued	11,087,251	1,173,562	29,902,931	1,042,254	3,878,966
Units redeemed	(19,892,871)	(4,421,559)	(63,866,603)	(5,586,971)	(13,208,309)
Ending units	119,937,045	49,476,454	473,244,377	46,117,162	167,843,700

 The accompanying Notes to Financial Statements are an integral part of this statement.

28

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Mid Cap Index Fund	VALIC Company I Mid Cap Strategic Growth Fund	VALIC Company I Nasdaq-100 Index Fund	VALIC Company I Science & Technology Fund	VALIC Company I Small Cap Aggressive Growth Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$43,600,469	$-	$4,333,216	$-	$-
Mortality and expense risk and administrative charges	(26,413,201)	(2,896,110)	(5,904,664)	(15,543,085)	(1,562,217)
Net investment income (loss)	17,187,268	(2,896,110)	(1,571,448)	(15,543,085)	(1,562,217)
Net realized gain (loss)	65,352,380	20,788,044	40,241,313	104,699,666	1,430,600
Capital gain distribution from mutual funds	243,222,049	14,961,868	13,627,168	160,465,865	20,913,250
Change in unrealized appreciation (depreciation) of investments	(26,079,899)	60,269,527	188,986,732	512,135,478	31,826,021
Increase (decrease) in net assets from operations	299,681,798	93,123,329	241,283,765	761,757,924	52,607,654

From contract transactions:
Payments received from contract owners	119,799,081	8,378,359	34,674,654	38,114,225	8,396,139
Payments for contract benefits or terminations	(227,434,739)	(20,395,347)	(48,308,848)	(109,066,112)	(12,451,931)
Transfers between sub-accounts (including fixed account), net	(241,686,309)	(18,570,693)	7,834,883	(42,070,658)	(18,102,946)
Contract maintenance charges	(1,457,997)	(64,319)	(169,080)	(329,222)	(41,890)
Adjustments to net assets allocated to contracts in payout period	(5,836)	159	(4,433)	(81,716)	1,525
Increase (decrease) in net assets from contract transactions	(350,785,800)	(30,651,841)	(5,972,824)	(113,433,483)	(22,199,103)

Increase (decrease) in net assets	(51,104,002)	62,471,488	235,310,941	648,324,441	30,408,551
Net assets at beginning of period	3,306,910,919	310,849,990	525,497,310	1,461,021,893	172,542,769
Net assets at end of period	$3,255,806,917	$373,321,478	$760,808,251	$2,109,346,334	$202,951,320

Beginning units	138,158,296	92,728,090	224,185,309	151,321,215	47,022,685
Units issued	8,020,539	2,827,348	20,063,293	3,228,340	3,333,554
Units redeemed	(23,732,495)	(11,773,795)	(22,730,740)	(13,674,655)	(9,722,646)
Ending units	122,446,340	83,781,643	221,517,862	140,874,900	40,633,593

For the Year Ended December 31, 2019
From operations:
Dividends	$41,641,045	$38,826	$1,844,844	$-	$-
Mortality and expense risk and administrative charges	(28,865,390)	(2,746,689)	(4,493,550)	(12,864,104)	(1,550,913)
Net investment income (loss)	12,775,655	(2,707,863)	(2,648,706)	(12,864,104)	(1,550,913)
Net realized gain (loss)	226,359,772	10,854,880	21,813,357	89,520,204	4,303,228
Capital gain distribution from mutual funds	289,911,916	24,944,385	6,479,076	251,089,795	21,781,487
Change in unrealized appreciation (depreciation) of investments	142,283,348	52,749,895	119,260,246	96,454,245	24,517,826
Increase (decrease) in net assets from operations	671,330,691	85,841,297	144,903,973	424,200,140	49,051,628

From contract transactions:
Payments received from contract owners	135,176,457	8,476,402	34,033,148	39,081,876	9,787,428
Payments for contract benefits or terminations	(279,124,572)	(22,584,205)	(41,831,852)	(108,447,453)	(13,946,710)
Transfers between sub-accounts (including fixed account), net	(37,422,219)	(768,783)	(5,385,462)	(35,164,882)	(5,710,973)
Contract maintenance charges	(1,688,189)	(63,505)	(145,595)	(310,212)	(36,835)
Adjustments to net assets allocated to contracts in payout period	(18,441)	137	(3,509)	(38,882)	1,108
Increase (decrease) in net assets from contract transactions	(183,076,964)	(14,939,954)	(13,333,270)	(104,879,553)	(9,905,982)

Increase (decrease) in net assets	488,253,727	70,901,343	131,570,703	319,320,587	39,145,646
Net assets at beginning of period	2,818,657,192	239,948,647	393,926,607	1,141,701,306	133,397,123
Net assets at end of period	$3,306,910,919	$310,849,990	$525,497,310	$1,461,021,893	$172,542,769

Beginning units	144,874,750	97,574,698	230,853,988	162,973,839	49,862,408
Units issued	13,130,596	2,734,059	9,909,226	1,842,161	5,672,143
Units redeemed	(19,847,050)	(7,580,667)	(16,577,905)	(13,494,785)	(8,511,866)
Ending units	138,158,296	92,728,090	224,185,309	151,321,215	47,022,685

 The accompanying Notes to Financial Statements are an integral part of this statement.

29

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Small Cap Fund	VALIC Company I Small Cap Index Fund	VALIC Company I Small Cap Special Values Fund	VALIC Company I Small Mid Growth Fund	VALIC Company I Stock Index Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$1,002,043	$14,577,107	$2,519,137	$-	$87,895,867
Mortality and expense risk and administrative charges	(2,676,371)	(8,761,677)	(1,596,464)	(1,284,589)	(42,480,001)
Net investment income (loss)	(1,674,328)	5,815,430	922,673	(1,284,589)	45,415,866
Net realized gain (loss)	10,263,517	55,822,512	4,971,958	2,353,615	340,828,859
Capital gain distribution from mutual funds	22,322,817	117,167,188	16,694,832	13,814,032	281,086,550
Change in unrealized appreciation (depreciation) of investments	31,010,480	13,007,635	(25,513,720)	44,503,495	62,516,641
Increase (decrease) in net assets from operations	61,922,486	191,812,765	(2,924,257)	59,386,553	729,847,916

From contract transactions:
Payments received from contract owners	4,996,706	40,737,266	4,961,098	3,236,973	160,360,194
Payments for contract benefits or terminations	(20,106,373)	(73,448,731)	(13,934,458)	(11,132,745)	(347,396,836)
Transfers between sub-accounts (including fixed account), net	(7,519,977)	(39,451,971)	(10,979,984)	(2,289,365)	(144,115,960)
Contract maintenance charges	(79,858)	(396,532)	(31,566)	(26,566)	(1,716,455)
Adjustments to net assets allocated to contracts in payout period	3,883	4,506	(1,251)	195	36,984
Increase (decrease) in net assets from contract transactions	(22,705,619)	(72,555,462)	(19,986,161)	(10,211,508)	(332,832,073)

Increase (decrease) in net assets	39,216,867	119,257,303	(22,910,418)	49,175,045	397,015,843
Net assets at beginning of period	302,462,210	1,068,664,273	221,428,735	127,438,795	4,761,735,529
Net assets at end of period	$341,679,077	$1,187,921,576	$198,518,317	$176,613,840	$5,158,751,372

Beginning units	45,798,527	132,602,546	93,293,434	49,449,062	357,451,782
Units issued	1,869,050	14,201,843	3,930,774	2,865,982	22,302,754
Units redeemed	(4,887,388)	(22,603,982)	(13,969,412)	(6,850,462)	(47,945,308)
Ending units	42,780,189	124,200,407	83,254,796	45,464,582	331,809,228

For the Year Ended December 31, 2019
From operations:
Dividends	$1,329,280	$12,191,308	$2,786,244	$-	$70,527,880
Mortality and expense risk and administrative charges	(2,825,529)	(9,965,606)	(1,948,749)	(1,134,636)	(42,265,941)
Net investment income (loss)	(1,496,249)	2,225,702	837,495	(1,134,636)	28,261,939
Net realized gain (loss)	14,629,671	119,045,711	10,995,719	4,360,556	358,644,460
Capital gain distribution from mutual funds	24,937,705	90,729,238	26,271,874	14,969,590	101,520,733
Change in unrealized appreciation (depreciation) of investments	33,316,163	19,869,207	12,592,026	17,697,792	678,761,487
Increase (decrease) in net assets from operations	71,387,290	231,869,858	50,697,114	35,893,302	1,167,188,619

From contract transactions:
Payments received from contract owners	5,019,962	51,778,623	6,557,181	3,361,121	172,086,561
Payments for contract benefits or terminations	(26,417,119)	(96,205,819)	(18,904,378)	(10,188,808)	(417,449,154)
Transfers between sub-accounts (including fixed account), net	(10,122,208)	(129,104,912)	(8,826,797)	(2,576,259)	(271,289,129)
Contract maintenance charges	(91,450)	(476,804)	(24,422)	(22,586)	(1,942,852)
Adjustments to net assets allocated to contracts in payout period	2,551	(5,886)	(21,234)	(227)	(192,694)
Increase (decrease) in net assets from contract transactions	(31,608,264)	(174,014,798)	(21,219,650)	(9,426,759)	(518,787,268)

Increase (decrease) in net assets	39,779,026	57,855,060	29,477,464	26,466,543	648,401,351
Net assets at beginning of period	262,683,184	1,010,809,213	191,951,271	100,972,252	4,113,334,178
Net assets at end of period	$302,462,210	$1,068,664,273	$221,428,735	$127,438,795	$4,761,735,529

Beginning units	50,949,880	154,248,615	103,110,708	53,515,518	399,373,399
Units issued	420,186	13,137,861	2,429,933	1,515,438	10,661,896
Units redeemed	(5,571,539)	(34,783,930)	(12,247,207)	(5,581,894)	(52,583,513)
Ending units	45,798,527	132,602,546	93,293,434	49,449,062	357,451,782

The accompanying Notes to Financial Statements are an integral part of this statement.

30

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company I Systematic Core Fund	VALIC Company I Systematic Value Fund	VALIC Company I Value Fund	VALIC Company II Aggressive Growth Lifestyle Fund	VALIC Company II Capital Appreciation Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$1,234,598	$1,087,667	$1,353,342	$14,321,350	$155,359
Mortality and expense risk and administrative charges	(1,173,530)	(374,933)	(705,333)	(5,563,402)	(497,457)
Reimbursements of expenses	-	-	-	1,384,206	185,950
Net investment income (loss)	61,068	712,734	648,009	10,142,154	(156,148)
Net realized gain (loss)	8,871,058	(1,324,275)	4,739,921	6,379,129	1,626,483
Capital gain distribution from mutual funds	12,181,104	4,100,631	6,537,333	31,408,469	1,325,505
Change in unrealized appreciation (depreciation) of investments	4,405,350	(5,598,225)	(10,459,012)	27,072,338	8,348,456
Increase (decrease) in net assets from operations	25,518,580	(2,109,135)	1,466,251	75,002,090	11,144,296

From contract transactions:
Payments received from contract owners	3,391,048	1,466,248	3,182,863	54,623,164	1,379,896
Payments for contract benefits or terminations	(10,155,501)	(3,251,024)	(7,610,759)	(45,718,140)	(4,058,076)
Transfers between sub-accounts (including fixed account), net	(210,290)	(1,915,592)	3,234,118	(25,780,105)	(2,086,828)
Contract maintenance charges	(183,808)	(45,488)	(70,076)	(945,791)	(34,564)
Adjustments to net assets allocated to contracts in payout period	(266)	(13)	47	641	-
Increase (decrease) in net assets from contract transactions	(7,158,817)	(3,745,869)	(1,263,807)	(17,820,231)	(4,799,572)

Increase (decrease) in net assets	18,359,763	(5,855,004)	202,444	57,181,859	6,344,724
Net assets at beginning of period	125,410,214	45,589,977	82,267,290	611,963,138	44,535,835
Net assets at end of period	$143,769,977	$39,734,973	$82,469,734	$669,144,997	$50,880,559

Beginning units	22,687,108	18,994,803	29,361,473	161,797,511	16,287,052
Units issued	3,273,584	1,300,259	4,100,306	8,329,195	1,122,908
Units redeemed	(4,681,129)	(3,080,927)	(4,421,540)	(13,033,197)	(2,852,444)
Ending units	21,279,563	17,214,135	29,040,239	157,093,509	14,557,516

For the Year Ended December 31, 2019
From operations:
Dividends	$1,050,051	$602,802	$1,053,711	$11,208,238	$102,667
Mortality and expense risk and administrative charges	(1,136,876)	(440,308)	(746,499)	(5,610,624)	(426,730)
Reimbursements of expenses	-	-	-	1,448,671	108,187
Net investment income (loss)	(86,825)	162,494	307,212	7,046,285	(215,876)
Net realized gain (loss)	8,193,591	594,033	5,241,756	8,435,785	3,221,242
Capital gain distribution from mutual funds	11,554,647	4,176,900	-	50,000,411	11,082,075
Change in unrealized appreciation (depreciation) of investments	10,421,951	4,032,516	12,330,363	48,986,717	(3,693,339)
Increase (decrease) in net assets from operations	30,083,364	8,965,943	17,879,331	114,469,198	10,394,102

From contract transactions:
Payments received from contract owners	4,352,573	3,600,887	3,327,475	57,618,456	2,056,498
Payments for contract benefits or terminations	(12,080,047)	(5,748,475)	(7,609,230)	(55,717,508)	(5,500,152)
Transfers between sub-accounts (including fixed account), net	(2,148,228)	(2,312,754)	(2,334,897)	(32,351,759)	(3,585,439)
Contract maintenance charges	(304,093)	(35,428)	(81,195)	(947,809)	(46,484)
Adjustments to net assets allocated to contracts in payout period	(953)	-	46	(14,219)	-
Increase (decrease) in net assets from contract transactions	(10,180,748)	(4,495,770)	(6,697,801)	(31,412,839)	(7,075,577)

Increase (decrease) in net assets	19,902,616	4,470,173	11,181,530	83,056,359	3,318,525
Net assets at beginning of period	105,507,598	41,119,804	71,085,760	528,906,779	41,217,310
Net assets at end of period	$125,410,214	$45,589,977	$82,267,290	$611,963,138	$44,535,835

Beginning units	24,676,192	21,004,389	32,021,641	170,804,741	19,162,320
Units issued	869,158	1,020,905	1,319,957	5,868,394	1,154,344
Units redeemed	(2,858,242)	(3,030,491)	(3,980,125)	(14,875,624)	(4,029,612)
Ending units	22,687,108	18,994,803	29,361,473	161,797,511	16,287,052

The accompanying Notes to Financial Statements are an integral part of this statement.

31

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company II Conservative Growth Lifestyle Fund	VALIC Company II Core Bond Fund	VALIC Company II Government Money Market II Fund	VALIC Company II High Yield Bond Fund	VALIC Company II International Opportunities Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$8,098,050	$43,518,810	$246,656	$31,529,759	$3,594,266
Mortality and expense risk and administrative charges	(3,178,270)	(12,180,080)	(1,229,154)	(4,178,603)	(5,120,593)
Reimbursements of expenses	795,387	3,214,014	362,806	1,056,746	1,359,819
Net investment income (loss)	5,715,167	34,552,744	(619,692)	28,407,902	(166,508)
Net realized gain (loss)	(856,689)	31,736,225	(2)	(3,336,614)	37,784,571
Capital gain distribution from mutual funds	4,676,971	9,175	-	-	8,688,767
Change in unrealized appreciation (depreciation) of investments	22,149,502	38,946,091	-	(2,855,832)	41,389,255
Increase (decrease) in net assets from operations	31,684,951	105,244,235	(619,694)	22,215,456	87,696,085

From contract transactions:
Payments received from contract owners	26,361,262	95,368,142	18,879,994	22,630,358	31,160,780
Payments for contract benefits or terminations	(40,104,651)	(118,968,751)	(21,496,430)	(46,292,221)	(49,434,826)
Transfers between sub-accounts (including fixed account), net	(6,249,133)	5,274,820	22,138,976	(40,649,831)	(7,449,324)
Contract maintenance charges	(205,928)	(574,383)	(35,457)	(212,391)	(166,157)
Adjustments to net assets allocated to contracts in payout period	(26,996)	511	601	(7)	(7,237)
Increase (decrease) in net assets from contract transactions	(20,225,446)	(18,899,661)	19,487,684	(64,524,092)	(25,896,764)

Increase (decrease) in net assets	11,459,505	86,344,574	18,867,990	(42,308,636)	61,799,321
Net assets at beginning of period	343,150,310	1,314,426,676	115,849,280	499,848,271	578,594,427
Net assets at end of period	$354,609,815	$1,400,771,250	$134,717,270	$457,539,635	$640,393,748

Beginning units	106,296,074	592,998,639	93,350,480	159,313,150	186,737,772
Units issued	5,571,110	163,315,458	54,415,351	15,507,113	32,396,267
Units redeemed	(11,908,745)	(172,064,851)	(38,628,610)	(37,522,569)	(42,245,101)
Ending units	99,958,439	584,249,246	109,137,221	137,297,694	176,888,938

For the Year Ended December 31, 2019
From operations:
Dividends	$9,122,850	$32,467,868	$1,889,820	$25,056,644	$5,271,802
Mortality and expense risk and administrative charges	(3,161,382)	(12,839,979)	(1,066,434)	(4,990,449)	(5,216,873)
Reimbursements of expenses	805,029	3,416,107	285,448	1,294,909	1,361,074
Net investment income (loss)	6,766,497	23,043,996	1,108,834	21,361,104	1,416,003
Net realized gain (loss)	230,969	16,332,411	(1)	(235,877)	26,565,510
Capital gain distribution from mutual funds	13,434,188	-	-	-	20,559,662
Change in unrealized appreciation (depreciation) of investments	26,423,676	93,546,364	-	44,866,371	71,596,842
Increase (decrease) in net assets from operations	46,855,330	132,922,771	1,108,833	65,991,598	120,138,017

From contract transactions:
Payments received from contract owners	35,988,139	99,068,952	17,830,288	31,296,691	32,026,687
Payments for contract benefits or terminations	(43,304,176)	(127,172,516)	(17,309,929)	(54,552,702)	(54,067,700)
Transfers between sub-accounts (including fixed account), net	(530,698)	(49,752,021)	(2,578,165)	20,201,136	(19,634,697)
Contract maintenance charges	(223,002)	(597,115)	(37,890)	(269,121)	(185,680)
Adjustments to net assets allocated to contracts in payout period	(26,755)	455	597	107	1,310
Increase (decrease) in net assets from contract transactions	(8,096,492)	(78,452,245)	(2,095,099)	(3,323,889)	(41,860,080)

Increase (decrease) in net assets	38,758,838	54,470,526	(986,266)	62,667,709	78,277,937
Net assets at beginning of period	304,391,472	1,259,956,150	116,835,546	437,180,562	500,316,490
Net assets at end of period	$343,150,310	$1,314,426,676	$115,849,280	$499,848,271	$578,594,427

Beginning units	109,128,260	625,807,737	95,047,022	159,619,662	201,525,007
Units issued	8,618,119	189,377,107	31,223,279	40,926,936	6,230,583
Units redeemed	(11,450,305)	(222,186,205)	(32,919,821)	(41,233,448)	(21,017,818)
Ending units	106,296,074	592,998,639	93,350,480	159,313,150	186,737,772

The accompanying Notes to Financial Statements are an integral part of this statement.

32

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company II Large Cap Value Fund	VALIC Company II Mid Cap Growth Fund	VALIC Company II Mid Cap Value Fund	VALIC Company II Moderate Growth Lifestyle Fund	VALIC Company II Small Cap Growth Fund
For the Year Ended December 31, 2020
From operations:
Dividends	$3,015,579	$-	$5,747,319	$22,538,228	$-
Mortality and expense risk and administrative charges	(1,620,388)	(1,882,469)	(5,939,710)	(9,249,640)	(1,811,367)
Reimbursements of expenses	428,232	599,529	1,524,085	2,248,499	548,106
Net investment income (loss)	1,823,423	(1,282,940)	1,331,694	15,537,087	(1,263,261)
Net realized gain (loss)	8,071,232	3,264,788	(5,338,608)	7,500,112	5,706,011
Capital gain distribution from mutual funds	8,178,296	8,540,165	38,617,779	41,206,652	21,027,536
Change in unrealized appreciation (depreciation) of investments	(14,322,768)	38,915,711	(11,617,302)	46,711,648	66,466,688
Increase (decrease) in net assets from operations	3,750,183	49,437,724	22,993,563	110,955,499	91,936,974

From contract transactions:
Payments received from contract owners	8,324,769	13,052,978	30,592,227	87,659,992	8,849,129
Payments for contract benefits or terminations	(14,545,197)	(11,425,130)	(60,108,245)	(90,045,763)	(12,996,616)
Transfers between sub-accounts (including fixed account), net	(490,676)	(26,585,675)	(18,322,859)	(40,088,829)	(8,934,328)
Contract maintenance charges	(203,875)	(50,389)	(284,615)	(695,610)	(70,748)
Adjustments to net assets allocated to contracts in payout period	(3,359)	(1,155)	219	225	(1,305)
Increase (decrease) in net assets from contract transactions	(6,918,338)	(25,009,371)	(48,123,273)	(43,169,985)	(13,153,868)

Increase (decrease) in net assets	(3,168,155)	24,428,353	(25,129,710)	67,785,514	78,783,106
Net assets at beginning of period	186,713,151	226,823,205	751,136,308	1,017,612,216	179,640,143
Net assets at end of period	$183,544,996	$251,251,558	$726,006,598	$1,085,397,730	$258,423,249

Beginning units	47,788,470	73,336,174	106,331,804	272,037,544	35,238,378
Units issued	3,919,250	7,389,360	8,206,965	10,497,663	3,930,701
Units redeemed	(5,638,037)	(15,218,774)	(14,318,464)	(22,694,034)	(7,087,453)
Ending units	46,069,683	65,506,760	100,220,305	259,841,173	32,081,626

For the Year Ended December 31, 2019
From operations:
Dividends	$2,140,842	$-	$3,660,072	$19,473,367	$-
Mortality and expense risk and administrative charges	(1,702,299)	(1,831,507)	(6,607,998)	(9,106,914)	(1,604,504)
Reimbursements of expenses	424,190	514,313	1,728,216	2,334,517	425,310
Net investment income (loss)	862,733	(1,317,194)	(1,219,710)	12,700,970	(1,179,194)
Net realized gain (loss)	10,367,169	2,622,672	10,625,969	9,809,265	5,339,895
Capital gain distribution from mutual funds	14,369,113	7,288,393	126,447,588	64,354,946	39,377,473
Change in unrealized appreciation (depreciation) of investments	14,108,975	46,943,105	39,426,996	79,702,067	7,851,663
Increase (decrease) in net assets from operations	39,707,990	55,536,976	175,280,843	166,567,248	51,389,837

From contract transactions:
Payments received from contract owners	10,139,910	16,820,692	32,814,516	125,696,442	10,369,966
Payments for contract benefits or terminations	(18,723,932)	(8,395,675)	(71,707,488)	(110,383,434)	(13,547,129)
Transfers between sub-accounts (including fixed account), net	(386,110)	(13,708,171)	(2,690,288)	(17,194,753)	(11,835,001)
Contract maintenance charges	(196,045)	(63,596)	(344,367)	(713,153)	(70,351)
Adjustments to net assets allocated to contracts in payout period	861	31	20	378	(843)
Increase (decrease) in net assets from contract transactions	(9,165,316)	(5,346,719)	(41,927,607)	(2,594,520)	(15,083,358)

Increase (decrease) in net assets	30,542,674	50,190,257	133,353,236	163,972,728	36,306,479
Net assets at beginning of period	156,170,477	176,632,948	617,783,072	853,639,488	143,333,664
Net assets at end of period	$186,713,151	$226,823,205	$751,136,308	$1,017,612,216	$179,640,143

Beginning units	49,226,087	75,450,644	113,038,656	273,159,524	38,452,313
Units issued	3,480,653	9,545,089	3,654,951	18,414,570	4,081,080
Units redeemed	(4,918,270)	(11,659,559)	(10,361,803)	(19,536,550)	(7,295,015)
Ending units	47,788,470	73,336,174	106,331,804	272,037,544	35,238,378

The accompanying Notes to Financial Statements are an integral part of this statement.

33

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC Company II Small Cap Value Fund	VALIC Company II Strategic Bond Fund	VALIC Company II U.S. Socially Responsible Fund	Vanguard LifeStrategy Conservative Growth Fund Investor Shares	Vanguard LifeStrategy Growth Fund Investor Shares
For the Year Ended December 31, 2020
From operations:
Dividends	$4,124,704	$31,815,096	$9,449,210	$2,012,717	$5,147,437
Mortality and expense risk and administrative charges	(2,703,316)	(6,164,894)	(6,500,776)	(1,332,640)	(3,327,634)
Reimbursements of expenses	752,262	1,636,724	1,625,030	-	-
Net investment income (loss)	2,173,650	27,286,926	4,573,464	680,077	1,819,803
Net realized gain (loss)	(23,715,177)	3,290,363	64,856,967	2,058,047	9,615,017
Capital gain distribution from mutual funds	8,579,223	-	120,508,271	1,833,867	5,705,539
Change in unrealized appreciation (depreciation) of investments	33,195,064	22,788,922	(92,940,973)	6,205,290	21,982,632
Increase (decrease) in net assets from operations	20,232,760	53,366,211	96,997,729	10,777,281	39,122,991

From contract transactions:
Payments received from contract owners	13,958,258	51,621,517	39,559,897	10,969,539	27,561,322
Payments for contract benefits or terminations	(26,747,241)	(44,038,891)	(70,843,314)	(11,579,738)	(18,684,413)
Transfers between sub-accounts (including fixed account), net	3,131,504	(866,733)	(71,058,598)	4,747,251	(10,378,439)
Contract maintenance charges	(100,341)	(879,203)	(392,482)	(41,753)	(100,789)
Adjustments to net assets allocated to contracts in payout period	(2,796)	(15,192)	504	492	172
Increase (decrease) in net assets from contract transactions	(9,760,616)	5,821,498	(102,733,993)	4,095,791	(1,602,147)

Increase (decrease) in net assets	10,472,144	59,187,709	(5,736,264)	14,873,072	37,520,844
Net assets at beginning of period	323,878,033	665,991,927	749,741,882	105,758,963	277,459,358
Net assets at end of period	$334,350,177	$725,179,636	$744,005,618	$120,632,035	$314,980,202

Beginning units	73,282,087	209,755,874	185,821,391	43,157,078	93,285,134
Units issued	12,072,257	41,683,138	2,158,095	6,793,884	5,749,255
Units redeemed	(12,676,104)	(40,040,169)	(27,659,209)	(5,210,421)	(6,131,599)
Ending units	72,678,240	211,398,843	160,320,277	44,740,541	92,902,790

For the Year Ended December 31, 2019
From operations:
Dividends	$4,929,416	$23,851,413	$10,152,910	$2,628,954	$6,338,764
Mortality and expense risk and administrative charges	(3,063,927)	(6,052,520)	(6,762,297)	(1,184,204)	(3,115,142)
Reimbursements of expenses	803,953	1,617,739	1,749,581	-	-
Net investment income (loss)	2,669,442	19,416,632	5,140,194	1,444,750	3,223,622
Net realized gain (loss)	(10,768,040)	4,521,308	41,830,463	1,406,742	9,608,628
Capital gain distribution from mutual funds	49,156,505	-	51,267,611	43,061	53,730
Change in unrealized appreciation (depreciation) of investments	15,182,565	42,092,205	88,112,547	9,844,461	36,460,759
Increase (decrease) in net assets from operations	56,240,472	66,030,145	186,350,815	12,739,014	49,346,739

From contract transactions:
Payments received from contract owners	15,976,352	57,548,591	42,853,375	10,834,856	28,905,864
Payments for contract benefits or terminations	(34,581,312)	(55,591,176)	(82,728,888)	(12,341,517)	(23,371,399)
Transfers between sub-accounts (including fixed account), net	(37,194,651)	(5,376,685)	(23,347,250)	6,378,380	(7,419,617)
Contract maintenance charges	(124,493)	(932,925)	(440,853)	(45,354)	(108,336)
Adjustments to net assets allocated to contracts in payout period	(1,373)	(5,095)	766	489	164
Increase (decrease) in net assets from contract transactions	(55,925,477)	(4,357,290)	(63,662,850)	4,826,854	(1,993,324)

Increase (decrease) in net assets	314,995	61,672,855	122,687,965	17,565,868	47,353,415
Net assets at beginning of period	323,563,038	604,319,072	627,053,917	88,193,095	230,105,943
Net assets at end of period	$323,878,033	$665,991,927	$749,741,882	$105,758,963	$277,459,358

Beginning units	86,223,508	211,254,188	205,040,616	41,125,525	94,046,683
Units issued	2,777,814	36,520,965	2,163,572	6,617,257	6,093,923
Units redeemed	(15,719,235)	(38,019,279)	(21,382,797)	(4,585,704)	(6,855,472)
Ending units	73,282,087	209,755,874	185,821,391	43,157,078	93,285,134

The accompanying Notes to Financial Statements are an integral part of this statement.

34

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Vanguard LifeStrategy Moderate Growth Fund Investor Shares	Vanguard Long-Term Investment- Grade Fund Investor Shares	Vanguard Long-Term Treasury Fund Investor Shares	Vanguard Wellington Fund Investor Shares	Vanguard Windsor II Fund Investor Shares
For the Year Ended December 31, 2020
From operations:
Dividends	$5,143,266	$11,104,280	$4,617,031	$41,218,707	$22,393,894
Mortality and expense risk and administrative charges	(3,362,335)	(4,421,890)	(3,160,024)	(22,898,012)	(18,580,569)
Reimbursements of expenses	-	1,035,864	742,217	-	-
Net investment income (loss)	1,780,931	7,718,254	2,199,224	18,320,695	3,813,325
Net realized gain (loss)	8,810,918	14,695,248	4,784,304	67,390,968	83,942,095
Capital gain distribution from mutual funds	5,271,480	10,653,899	19,592,820	110,680,534	100,763,530
Change in unrealized appreciation (depreciation) of investments	17,644,894	13,194,827	9,086,734	(24,705,786)	13,330,902
Increase (decrease) in net assets from operations	33,508,223	46,262,228	35,663,082	171,686,411	201,849,852

From contract transactions:
Payments received from contract owners	31,434,450	14,687,012	11,582,232	104,296,598	53,585,076
Payments for contract benefits or terminations	(23,518,305)	(33,923,672)	(22,216,190)	(175,097,592)	(129,120,250)
Transfers between sub-accounts (including fixed account), net	(7,352,642)	(87,560,792)	16,523,076	(54,617,621)	(69,031,833)
Contract maintenance charges	(154,960)	(296,203)	(175,099)	(703,473)	(581,618)
Adjustments to net assets allocated to contracts in payout period	74	196	(1,243)	(759,565)	(10,990)
Increase (decrease) in net assets from contract transactions	408,617	(107,093,459)	5,712,776	(126,881,653)	(145,159,615)

Increase (decrease) in net assets	33,916,840	(60,831,231)	41,375,858	44,804,758	56,690,237
Net assets at beginning of period	275,243,880	343,172,621	211,010,282	2,016,437,580	1,729,153,856
Net assets at end of period	$309,160,720	$282,341,390	$252,386,140	$2,061,242,338	$1,785,844,093

Beginning units	99,358,657	81,725,783	54,380,180	378,315,651	333,368,130
Units issued	8,127,998	10,145,426	14,247,322	16,127,286	4,021,301
Units redeemed	(8,067,263)	(33,133,317)	(12,976,430)	(35,807,528)	(32,071,060)
Ending units	99,419,392	58,737,892	55,651,072	358,635,409	305,318,371

For the Year Ended December 31, 2019
From operations:
Dividends	$6,647,842	$11,420,574	$5,383,002	$50,576,985	$34,430,868
Mortality and expense risk and administrative charges	(3,139,735)	(3,663,218)	(2,475,898)	(22,740,530)	(19,360,653)
Reimbursements of expenses	-	753,745	514,889	-	-
Net investment income (loss)	3,508,107	8,511,101	3,421,993	27,836,455	15,070,215
Net realized gain (loss)	7,998,626	2,579,826	1,788,729	58,739,245	79,483,858
Capital gain distribution from mutual funds	172,043	4,522,586	578,558	41,912,405	126,461,920
Change in unrealized appreciation (depreciation) of investments	30,095,802	36,334,806	18,888,845	234,405,252	169,953,252
Increase (decrease) in net assets from operations	41,774,578	51,948,319	24,678,125	362,893,357	390,969,245

From contract transactions:
Payments received from contract owners	30,597,515	15,146,526	8,662,234	112,834,613	58,165,282
Payments for contract benefits or terminations	(29,516,556)	(34,323,614)	(21,353,959)	(203,778,628)	(154,068,180)
Transfers between sub-accounts (including fixed account), net	(1,167,673)	97,021,784	5,313,326	(23,439,896)	(38,730,382)
Contract maintenance charges	(160,201)	(284,302)	(173,084)	(789,085)	(637,998)
Adjustments to net assets allocated to contracts in payout period	66	156	356	(823,302)	(14,240)
Increase (decrease) in net assets from contract transactions	(246,849)	77,560,550	(7,551,127)	(115,996,298)	(135,285,518)

Increase (decrease) in net assets	41,527,729	129,508,869	17,126,998	246,897,059	255,683,727
Net assets at beginning of period	233,716,151	213,663,752	193,883,284	1,769,540,521	1,473,470,129
Net assets at end of period	$275,243,880	$343,172,621	$211,010,282	$2,016,437,580	$1,729,153,856

Beginning units	99,419,127	60,322,265	56,477,321	400,037,303	361,271,823
Units issued	6,704,018	30,990,304	5,827,071	8,362,996	1,637,673
Units redeemed	(6,764,488)	(9,586,786)	(7,924,212)	(30,084,648)	(29,541,366)
Ending units	99,358,657	81,725,783	54,380,180	378,315,651	333,368,130

The accompanying Notes to Financial Statements are an integral part of this statement.

35

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.	Organization

The Variable Annuity Life Insurance Company Separate Account A (the Separate Account) is a segregated investment account established by The Variable Annuity Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following variable annuity products:

Equity Director	Polaris Platinum Elite

Group Fixed and Variable Annuity (GTS-VA)	Portfolio Director

Group Unit Purchase (GUP)	Portfolio Director Freedom Advisor

IMPACT	Portfolio Director Plus

Independence Plus	Potentia

Polaris Choice Elite

The Separate Account contracts are sold primarily through the Company’s captive sales force. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company; however, all commissions are paid by the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as “Funds” throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2020 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

American Beacon Funds (American Beacon)
American Beacon Bridgeway Large Cap Growth Fund Investor Class

Anchor Series Trust (AST)(a)
AST SA BlackRock Multi-Asset Income Portfolio Class 3(d)	AST SA Wellington Government and Quality Bond Portfolio Class 3
AST SA PGI Asset Allocation Portfolio Class 3	AST SA Wellington Strategic Multi-Asset Portfolio Class 3
AST SA Wellington Capital Appreciation Portfolio Class 3

Ariel Investment Trust (Ariel)
Ariel Appreciation Fund Investor Class	Ariel Fund Investor Class

Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Allocation VIP Fund Class 2	FTVIP Franklin Income VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Government Money Market Fund Service Shares

Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series II	Invesco V.I. Comstock Fund Series II
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	Invesco V.I. Growth and Income Fund Series II

Lord Abbett Series Fund, Inc. (Lord Abbett)
Lord Abbett Growth and Income Portfolio Class VC

36

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

PIMCO Variable Insurance Trust (PIMCO)
PIMCO Emerging Markets Bond Portfolio Advisor Class(h)	PIMCO Total Return Portfolio Institutional Class(c)
PIMCO Total Return Portfolio Advisor Class

Seasons Series Trust (SST)(a)
SST SA Allocation Balanced Portfolio Class 3	SST SA Allocation Moderate Portfolio Class 3
SST SA Allocation Growth Portfolio Class 3	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3
SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Wellington Real Return Portfolio Class 3

SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 3	SAST SA Invesco Main Street Large Cap Portfolio Class 3(f)
SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA Invesco VCP Equity-Income Portfolio Class 3
SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA Janus Focused Growth Portfolio Class 3
SAST SA American Funds Global Growth Portfolio Class 3	SAST SA JPMorgan Diversified Balanced Portfolio Class 3
SAST SA American Funds Growth Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 3
SAST SA American Funds Growth-Income Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 3
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3(h)	SAST SA JPMorgan MFS Core Bond Portfolio Class 3
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3
SAST SA Columbia Technology Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 3
SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA Large Cap Index Portfolio Class 3
SAST SA Dogs of Wall Street Portfolio Class 3	SAST SA Large Cap Value Index Portfolio Class 3
SAST SA Emerging Markets Equity Index Portfolio Class 3	SAST SA Legg Mason BW Large Cap Value Portfolio Class 3
SAST SA Federated Hermes Corporate Bond Portfolio Class 3(e)	SAST SA Legg Mason Tactical Opportunities Class 3
SAST SA Fidelity Institutional AM® International Growth Class 1(c)	SAST SA MFS Blue Chip Growth Portfolio Class 3
SAST SA Fidelity Institutional AM® International Growth Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA MFS Total Return Portfolio Class 3
SAST SA Fixed Income Index Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3
SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 3
SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 1(c)	SAST SA PineBridge High-Yield Bond Portfolio Class 3
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3(c)	SAST SA Putnam International Growth and Income Portfolio Class 3
SAST SA Global Index Allocation 60/40 Portfolio Class 3	SAST SA Schroders VCP Global Allocation Portfolio Class 3
SAST SA Global Index Allocation 75/25 Portfolio Class 3	SAST SA Small Cap Index Portfolio Class 3
SAST SA Global Index Allocation 90/10 Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3
SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA Templeton Foreign Value Portfolio Class 3
SAST SA Index Allocation 60/40 Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA Index Allocation 80/20 Portfolio Class 3	SAST SA VCP Dynamic Strategy Portfolio Class 3
SAST SA Index Allocation 90/10 Portfolio Class 3	SAST SA VCP Index Allocation Portfolio Class 3
SAST SA International Index Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 3
SAST SA Invesco Growth Opportunities Portfolio Class 3

T. Rowe Price Retirement Funds, Inc. (T. Rowe Price)
T Rowe Price Retirement 2015 Advisor Class	T Rowe Price Retirement 2040 Advisor Class
T Rowe Price Retirement 2020 Advisor Class	T Rowe Price Retirement 2045 Advisor Class
T Rowe Price Retirement 2025 Advisor Class	T Rowe Price Retirement 2050 Advisor Class
T Rowe Price Retirement 2030 Advisor Class	T Rowe Price Retirement 2055 Advisor Class
T Rowe Price Retirement 2035 Advisor Class	T Rowe Price Retirement 2060 Advisor Class

VALIC Company I(b)
VALIC Company I Asset Allocation Fund	VALIC Company I International Socially Responsible Fund
VALIC Company I Blue Chip Growth Fund	VALIC Company I International Value Fund
VALIC Company I Capital Conservation Fund	VALIC Company I Large Cap Core Fund
VALIC Company I Core Equity Fund	VALIC Company I Large Capital Growth Fund
VALIC Company I Dividend Value Fund	VALIC Company I Mid Cap Index Fund
VALIC Company I Dynamic Allocation Fund	VALIC Company I Mid Cap Strategic Growth Fund
VALIC Company I Emerging Economies Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Global Real Estate Fund	VALIC Company I Science & Technology Fund

37

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

VALIC Company I(b)
VALIC Company I Global Strategy Fund	VALIC Company I Small Cap Aggressive Growth Fund
VALIC Company I Government Money Market I Fund	VALIC Company I Small Cap Fund
VALIC Company I Government Securities Fund	VALIC Company I Small Cap Index Fund
VALIC Company I Growth Fund	VALIC Company I Small Cap Special Values Fund
VALIC Company I Health Sciences Fund	VALIC Company I Small Mid Growth Fund
VALIC Company I Inflation Protected Fund	VALIC Company I Stock Index Fund
VALIC Company I International Equities Index Fund	VALIC Company I Systematic Core Fund(g)
VALIC Company I International Government Bond Fund	VALIC Company I Systematic Value Fund
VALIC Company I International Growth Fund	VALIC Company I Value Fund

VALIC Company II(b)
VALIC Company II Aggressive Growth Lifestyle Fund	VALIC Company II Mid Cap Growth Fund
VALIC Company II Capital Appreciation Fund	VALIC Company II Mid Cap Value Fund
VALIC Company II Conservative Growth Lifestyle Fund	VALIC Company II Moderate Growth Lifestyle Fund
VALIC Company II Core Bond Fund	VALIC Company II Small Cap Growth Fund
VALIC Company II Government Money Market II Fund	VALIC Company II Small Cap Value Fund
VALIC Company II High Yield Bond Fund	VALIC Company II Strategic Bond Fund
VALIC Company II International Opportunities Fund	VALIC Company II U.S. Socially Responsible Fund
VALIC Company II Large Cap Value Fund

The Vanguard Group, Inc. (Vanguard)
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	Vanguard Long-Term Treasury Fund Investor Shares
Vanguard LifeStrategy Growth Fund Investor Shares	Vanguard Wellington Fund Investor Shares
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	Vanguard Windsor II Fund Investor Shares
Vanguard Long-Term Investment-Grade Fund Investor Shares

(a)

These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, SunAmerica Mutual Funds and SunAmerica Series Trust.

(b)

These are affiliated investment companies. The Company serves as the investment advisor to VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of the Company, serves as the transfer agent and accounting services agent to VALIC Company I, and VALIC Company II, Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as the administrator to all funds in the VALIC Company I and II series, the investment sub-advisor to certain underlying mutual funds of each VALIC Company I and II series, and is the investment adviser to the mutual funds in the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust.

(c)	Fund had no activity during the current year.
(d)	For the period January 1, 2019 to December 31, 2019 and January 1, 2020 to January 31, 2020 (cessation of operations).
(e)	Formerly SAST SA Federated Corporate Bond Portfolio.
(f)	Formerly SAST SA Oppenheimer Main Street Large Cap Portfolio.
(g)	Formerly VALIC Company I Growth and Income Fund.
(h)	For the period October 13, 2020 (commencement of operations) to December 31, 2020.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company’s General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company’s assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

38

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.	Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

Participants are able to elect assumed interest rates between 3.00 and 6.00 percent in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner’s interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

39

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.	Fair Value Measurements

Assets recorded at fair value in the Separate Account’s Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three “levels” based on the observability of valuation inputs:

●

Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

●

Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

●

Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2020 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2020, and respective hierarchy levels.

4.	Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges are calculated daily, at an annual rate, on the actual prior day’s net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

40

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The exact rate depends on the particular product issued and funds selected. Expense charges for each product are as follows:

Products	Separate Account Annual Charges
Equity Director	1.60% - 2.10%
GTS-VA	0.85% on the first $10 million
0.425% on the next $90 million
0.21% on the excess over $100 million
GUP	1.00%
IMPACT	1.00%
Independence Plus	1.00%
Polaris Choice Elite	1.65% - 1.90%
Polaris Platinum Elite	1.30% - 1.55% prior to May 1, 2017
Polaris Platinum Elite	1.15% - 1.55% on or after May 1, 2017
Portfolio Director	0.15% - 1.25%
Portfolio Director Freedom Plus	0.35% - 0.60%
Portfolio Director Plus	0.00%
Potentia	1.45%

Mortality and expense risk charges of the Separate Account products (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

Products	Expense Limitations
GTS-VA	0.6966% on the first $25,434,267
0.50% on the next $74,565,733
0.25% on the excess over $100 million
GUP	1.4157% on the first $359,065,787
1.36% on the next $40,934,213
1.32% on the excess over $400 million

Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by the Company on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A contract maintenance charge of $3.75 is assessed on each contract (except those relating to GUP and GTS- VA, contracts within the Impact product are assessed a $30 annual maintenance charge and contracts within the Polaris Platinum Elite product are assessed a $50 annual maintenance charge) by the Company on the last day of the calendar quarter in which the Company receives the first purchase payment, and in quarterly installments thereafter during the accumulation period.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Separate Account Expense Reimbursements or Credits: Certain of the Funds or their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services provided to the underlying Fund. The Company applied these payments to reduce its charges to the sub-account investing in that Fund. In addition, the Company currently reimburses or credits certain sub-accounts a portion of the Company’s mortality and expense risk charges. Such crediting arrangements are voluntary, and may be changed by the Company at any time. The reimbursements are included on the reimbursements of expenses line of the Statements of Operations and Changes in Net Assets.

41

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The expense reimbursements are credited at the annual rate of 0.25 percent.

Sales and Administrative Charge: Certain purchase payments to certain products are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payments received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

Guaranteed Minimum Withdrawal Benefit (GMWB) Charge: The charges for the GMWB riders are assessed quarterly on all policies that have elected this option. The annualized charges by GMWB rider and by product are as follows:

Annualized GMWB Charge for Contracts Issued:

GMWB Rider	Products	Before October 9, 2017	On or After October 9, 2017
Polaris Income Builder	Polaris Choice Elite Polaris Platinum Elite	0.60% to 2.20% for one covered person 0.60% to 2.70% for two covered persons	0.60% to 2.20% for one covered person 0.60% to 2.70% for two covered persons
Polaris Income Plus	Polaris Choice Elite Polaris Platinum Elite	0.60% to 2.20% for one covered person 0.60% to 2.70% for two covered persons	0.60% to 2.50% for one covered person 0.60% to 2.50% for two covered persons
Polaris Income Plus Daily	Polaris Choice Elite Polaris Platinum Elite	0.60% to 2.20% for one covered person 0.60% to 2.70% for two covered persons	0.60% to 2.50% for one covered person 0.60% to 2.50% for two covered persons
IncomeLock (1)	Portfolio Director Equity Director	0.60% to 0.90% for one covered person Not available for two covered persons	Not applicable
IncomeLock Plus (2)	Portfolio Director Equity Director	0.60% to 2.20% for one covered person 0.60% to 2.70% for two covered persons	Not applicable

(1) IncomeLock was not available to contracts issued after July 2, 2012.

(2) IncomeLock Plus was not available to contracts issued after January 2, 2017.

5.	Purchases and Sales of Investments

For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
American Beacon Bridgeway Large Cap Growth Fund Investor Class	$10,059,259	$9,847,815
AST SA BlackRock Multi-Asset Income Portfolio Class 3	-	1,603,324
AST SA PGI Asset Allocation Portfolio Class 3	28,903	100,536
AST SA Wellington Capital Appreciation Portfolio Class 3	2,256,433	853,087
AST SA Wellington Government and Quality Bond Portfolio Class 3	4,181,545	922,359
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	1,040,330	396,789
Ariel Appreciation Fund Investor Class	42,507,305	48,592,418
Ariel Fund Investor Class	37,332,753	59,746,769
FTVIP Franklin Allocation VIP Fund Class 2	211,742	19,542
FTVIP Franklin Income VIP Fund Class 2	1,245,885	138,730
Goldman Sachs VIT Government Money Market Fund Service Shares	6,936,798	4,010,150
Invesco V.I. American Franchise Fund Series II	318,158	74,794
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	20,831,353	14,709,763
Invesco V.I. Comstock Fund Series II	289,278	139,030
Invesco V.I. Growth and Income Fund Series II	210,407	155,266
Lord Abbett Growth and Income Portfolio Class VC	182,953	85,793
PIMCO Emerging Markets Bond Portfolio Advisor Class	5,631	12
PIMCO Total Return Portfolio Advisor Class	2,884,390	111,195
SST SA Allocation Balanced Portfolio Class 3	1,336,007	177,886

42

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
SST SA Allocation Growth Portfolio Class 3	$1,531,268	$1,185,989
SST SA Allocation Moderate Growth Portfolio Class 3	1,545,572	1,140,152
SST SA Allocation Moderate Portfolio Class 3	1,884,904	740,548
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	322,994	200,756
SST SA Wellington Real Return Portfolio Class 3	1,264,225	405,853
SAST SA AB Growth Portfolio Class 3	1,952,215	752,204
SAST SA AB Small & Mid Cap Value Portfolio Class 3	276,870	187,480
SAST SA American Funds Asset Allocation Portfolio Class 3	13,440,060	3,687,183
SAST SA American Funds Global Growth Portfolio Class 3	745,153	572,879
SAST SA American Funds Growth Portfolio Class 3	2,812,194	1,027,584
SAST SA American Funds Growth-Income Portfolio Class 3	1,251,926	295,551
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	10,179,380	4,210,502
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	38,340	62
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	3,902,762	1,834,890
SAST SA Columbia Technology Portfolio Class 3	1,557,923	468,032
SAST SA DFA Ultra Short Bond Portfolio Class 3	868,616	328,656
SAST SA Dogs of Wall Street Portfolio Class 3	1,825,502	408,087
SAST SA Emerging Markets Equity Index Portfolio Class 3	72,923	4,339
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	2,098,306	657,890
SAST SA Fidelity Institutional AM® International Growth Class 3	21,340	1,520
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	216,458	54,779
SAST SA Fixed Income Index Portfolio Class 3	3,160,596	447,686
SAST SA Fixed Income Intermediate Index Portfolio Class 3	433,091	81,796
SAST SA Franklin Small Company Value Portfolio Class 3	283,194	92,580
SAST SA Global Index Allocation 60/40 Portfolio Class 3	1,098,825	69,985
SAST SA Global Index Allocation 75/25 Portfolio Class 3	487,876	112,093
SAST SA Global Index Allocation 90/10 Portfolio Class 3	1,217,495	633,928
SAST SA Goldman Sachs Global Bond Portfolio Class 3	586,002	355,285
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	1,512,775	90,839
SAST SA Index Allocation 60/40 Portfolio Class 3	1,978,409	411,499
SAST SA Index Allocation 80/20 Portfolio Class 3	2,145,160	1,299,285
SAST SA Index Allocation 90/10 Portfolio Class 3	4,758,387	2,046,188
SAST SA International Index Portfolio Class 3	239,174	122,685
SAST SA Invesco Growth Opportunities Portfolio Class 3	104,382	43,450
SAST SA Invesco Main Street Large Cap Portfolio Class 3	122,338	73,886
SAST SA Invesco VCP Equity-Income Portfolio Class 3	4,994,599	1,562,272
SAST SA Janus Focused Growth Portfolio Class 3	324,077	149,957
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	729,975	284,835
SAST SA JPMorgan Emerging Markets Portfolio Class 3	226,913	142,910
SAST SA JPMorgan Equity-Income Portfolio Class 3	346,886	110,792
SAST SA JPMorgan Global Equities Portfolio Class 3	25,113	2,630
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	3,131,069	722,913
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	570,258	226,672
SAST SA Large Cap Growth Index Portfolio Class 3	265,145	84,723
SAST SA Large Cap Index Portfolio Class 3	503,197	69,145
SAST SA Large Cap Value Index Portfolio Class 3	228,447	10,498
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	287,872	70,239
SAST SA Legg Mason Tactical Opportunities Class 3	216,166	20,739
SAST SA MFS Blue Chip Growth Portfolio Class 3	334,163	142,280
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	192,843	162,475
SAST SA MFS Total Return Portfolio Class 3	182,960	173,443
SAST SA Mid Cap Index Portfolio Class 3	466,304	145,894
SAST SA Morgan Stanley International Equities Portfolio Class 3	103,067	65,936
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	5,953,197	2,110,387
SAST SA PineBridge High-Yield Bond Portfolio Class 3	487,323	180,301
SAST SA Putnam International Growth and Income Portfolio Class 3	33,395	13,540
SAST SA Schroders VCP Global Allocation Portfolio Class 3	2,107,355	957,986
SAST SA Small Cap Index Portfolio Class 3	383,577	148,981
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	1,335,147	330,187
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	8,843,258	3,351,285
SAST SA Templeton Foreign Value Portfolio Class 3	103,442	43,600
SAST SA VCP Dynamic Allocation Portfolio Class 3	12,719,901	5,444,730
SAST SA VCP Dynamic Strategy Portfolio Class 3	7,571,774	3,350,182
SAST SA VCP Index Allocation Portfolio Class 3	6,942,900	1,858,369
SAST SA WellsCap Aggressive Growth Portfolio Class 3	289,698	135,520
T Rowe Price Retirement 2015 Advisor Class	22,338,749	20,684,333
T Rowe Price Retirement 2020 Advisor Class	12,935,831	10,737,165
T Rowe Price Retirement 2025 Advisor Class	13,717,350	6,193,360
T Rowe Price Retirement 2030 Advisor Class	13,725,994	5,906,609

43

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
T Rowe Price Retirement 2035 Advisor Class	$10,240,445	$2,799,566
T Rowe Price Retirement 2040 Advisor Class	9,609,208	2,129,683
T Rowe Price Retirement 2045 Advisor Class	8,643,423	2,160,502
T Rowe Price Retirement 2050 Advisor Class	7,201,141	1,487,178
T Rowe Price Retirement 2055 Advisor Class	3,556,022	658,760
T Rowe Price Retirement 2060 Advisor Class	4,331,996	1,101,764
VALIC Company I Asset Allocation Fund	7,756,166	22,735,898
VALIC Company I Blue Chip Growth Fund	104,733,587	142,341,482
VALIC Company I Capital Conservation Fund	118,451,810	51,174,334
VALIC Company I Core Equity Fund	26,050,181	33,731,652
VALIC Company I Dividend Value Fund	310,509,407	349,142,394
VALIC Company I Dynamic Allocation Fund	23,275,836	36,545,566
VALIC Company I Emerging Economies Fund	210,435,142	171,803,493
VALIC Company I Global Real Estate Fund	47,903,609	150,993,102
VALIC Company I Global Strategy Fund	55,779,210	52,827,712
VALIC Company I Government Money Market I Fund	238,234,299	165,383,448
VALIC Company I Government Securities Fund	54,782,787	43,952,183
VALIC Company I Growth Fund	205,003,953	293,687,161
VALIC Company I Health Sciences Fund	75,030,735	90,745,111
VALIC Company I Inflation Protected Fund	265,301,738	164,661,721
VALIC Company I International Equities Index Fund	451,443,044	200,422,885
VALIC Company I International Government Bond Fund	59,275,856	45,211,289
VALIC Company I International Growth Fund	31,806,435	92,655,888
VALIC Company I International Socially Responsible Fund	50,863,007	78,148,883
VALIC Company I International Value Fund	86,633,845	107,771,309
VALIC Company I Large Cap Core Fund	15,794,091	23,698,102
VALIC Company I Large Capital Growth Fund	48,000,608	64,854,246
VALIC Company I Mid Cap Index Fund	464,866,228	555,337,230
VALIC Company I Mid Cap Strategic Growth Fund	23,461,948	42,049,541
VALIC Company I Nasdaq-100 Index Fund	70,290,236	64,204,943
VALIC Company I Science & Technology Fund	189,963,578	158,489,714
VALIC Company I Small Cap Aggressive Growth Fund	33,941,191	36,790,961
VALIC Company I Small Cap Fund	31,630,767	33,650,349
VALIC Company I Small Cap Index Fund	236,827,455	186,385,486
VALIC Company I Small Cap Special Values Fund	26,001,086	28,372,494
VALIC Company I Small Mid Growth Fund	22,058,460	19,739,316
VALIC Company I Stock Index Fund	686,419,386	693,425,690
VALIC Company I Systematic Core Fund	31,316,957	26,238,940
VALIC Company I Systematic Value Fund	7,568,478	6,501,596
VALIC Company I Value Fund	17,250,236	11,331,721
VALIC Company II Aggressive Growth Lifestyle Fund	71,461,155	47,735,817
VALIC Company II Capital Appreciation Fund	4,518,708	8,149,438
VALIC Company II Conservative Growth Lifestyle Fund	29,131,639	38,967,798
VALIC Company II Core Bond Fund	429,469,121	413,814,829
VALIC Company II Government Money Market II Fund	66,980,123	48,111,757
VALIC Company II High Yield Bond Fund	71,848,855	107,968,586
VALIC Company II International Opportunities Fund	106,942,344	124,323,205
VALIC Company II Large Cap Value Fund	23,079,407	19,975,458
VALIC Company II Mid Cap Growth Fund	30,137,043	47,876,061
VALIC Company II Mid Cap Value Fund	84,732,103	92,913,737
VALIC Company II Moderate Growth Lifestyle Fund	96,700,203	83,127,853
VALIC Company II Small Cap Growth Fund	45,160,196	38,546,240
VALIC Company II Small Cap Value Fund	47,207,791	46,220,739
VALIC Company II Strategic Bond Fund	168,948,744	135,855,910
VALIC Company II U.S. Socially Responsible Fund	136,932,631	114,598,726
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	19,856,570	13,246,523
Vanguard LifeStrategy Growth Fund Investor Shares	25,325,763	19,403,556
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	31,072,501	23,613,532
Vanguard Long-Term Investment-Grade Fund Investor Shares	61,240,417	149,969,342
Vanguard Long-Term Treasury Fund Investor Shares	77,139,743	49,634,891
Vanguard Wellington Fund Investor Shares	189,091,834	186,889,655
Vanguard Windsor II Fund Investor Shares	135,246,633	175,836,998

44

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.	Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2020, follows:

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Bridgeway Large Cap Growth Fund Investor Class	48,673,680	1.56	1.63	78,184,820	0.00	0.40	1.85	31.57	33.49
AST SA BlackRock Multi-Asset Income Portfolio Class 3	-	12.38	12.72	-	0.00	1.15	1.55	-0.13	-0.09
AST SA PGI Asset Allocation Portfolio Class 3	4,291	22.17	22.80	96,398	2.93	1.15	1.30	8.23	8.39
AST SA Wellington Capital Appreciation Portfolio Class 3	86,671	58.32	65.24	5,483,895	0.00	1.15	1.90	61.03	62.24
AST SA Wellington Government and Quality Bond Portfolio Class 3	508,280	12.62	14.02	6,959,679	2.31	1.15	1.90	4.86	5.65
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	154,815	13.95	14.19	2,188,843	0.90	1.15	1.55	15.99	16.45
Ariel Appreciation Fund Investor Class	63,856,002	2.03	2.50	266,240,700	0.54	0.40	1.85	5.39	6.93
Ariel Fund Investor Class	82,157,346	2.16	2.44	367,777,525	0.29	0.40	1.85	8.00	9.58
FTVIP Franklin Allocation VIP Fund Class 2	34,297	16.43	17.28	565,486	1.30	1.15	1.55	10.02	10.47
FTVIP Franklin Income VIP Fund Class 2	294,878	15.77	16.82	4,992,944	5.69	1.15	1.65	-0.95	-0.46
Goldman Sachs VIT Government Money Market Fund Service Shares	377,859	9.65	9.88	3,707,724	0.28	1.15	1.65	-1.38	-0.88
Invesco V.I. American Franchise Fund Series II	23,558	41.01	43.43	1,012,451	0.00	1.15	1.55	39.81	40.37
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	251,717,915	0.60	0.68	163,415,176	0.00	0.40	1.85	6.04	7.59
Invesco V.I. Comstock Fund Series II	67,360	18.67	20.74	1,340,865	2.06	1.15	1.90	-2.95	-2.22
Invesco V.I. Growth and Income Fund Series II	70,628	19.19	21.34	1,445,793	1.82	1.15	1.90	-0.07	0.68
Lord Abbett Growth and Income Portfolio Class VC	21,661	17.95	19.06	416,892	1.76	1.15	1.55	1.12	1.52
PIMCO Emerging Markets Bond Portfolio Advisor Class	544		10.80	5,880	0.77		1.15		5.38
PIMCO Total Return Portfolio Advisor Class	262,971	10.65	10.73	2,818,893	0.92	1.15	1.55	6.87	7.30
SST SA Allocation Balanced Portfolio Class 3	188,561	18.31	19.40	3,570,276	1.36	1.15	1.55	10.10	10.54
SST SA Allocation Growth Portfolio Class 3	267,094	21.66	22.99	6,046,197	0.00	1.15	1.55	14.33	14.79
SST SA Allocation Moderate Growth Portfolio Class 3	263,426	19.59	21.12	5,374,503	0.00	1.15	1.65	12.84	13.41
SST SA Allocation Moderate Portfolio Class 3	320,332	19.44	20.63	6,391,311	0.00	1.15	1.55	11.89	12.34
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	171,781	14.39	14.64	2,511,577	0.00	1.15	1.55	12.02	12.47
SST SA Wellington Real Return Portfolio Class 3	309,631	11.66	12.87	3,920,875	0.00	1.15	1.90	4.77	5.56
SAST SA AB Growth Portfolio Class 3	77,219	42.08	46.98	3,551,922	0.00	1.15	1.90	32.74	33.74
SAST SA AB Small & Mid Cap Value Portfolio Class 3	54,765	22.46	24.95	1,327,632	0.49	1.15	1.90	2.02	2.79
SAST SA American Funds Asset Allocation Portfolio Class 3	2,693,836	21.45	23.02	61,011,205	0.00	1.15	1.65	10.30	10.86
SAST SA American Funds Global Growth Portfolio Class 3	99,095	30.06	33.42	3,185,452	0.06	1.15	1.90	27.64	28.60
SAST SA American Funds Growth Portfolio Class 3	215,567	38.55	42.80	8,929,204	0.79	1.15	1.90	48.87	49.98
SAST SA American Funds Growth-Income Portfolio Class 3	219,147	25.84	27.74	5,879,480	1.58	1.15	1.65	11.39	11.95
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	4,510,953	16.15	16.82	75,189,138	0.00	1.15	1.65	7.53	8.07
SAST SA BlackRock Multi-Factor 70/30 Portfolio Class 3	3,749		10.65	39,918	0.49		1.15		6.47
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	2,740,433	12.51	12.82	34,934,269	0.04	1.15	1.65	3.78	4.30
SAST SA Columbia Technology Portfolio Class 3	60,821	52.19	55.21	3,284,898	0.42	1.15	1.55	43.29	43.87
SAST SA DFA Ultra Short Bond Portfolio Class 3	188,354	8.45	9.08	1,686,378	1.66	1.15	1.65	-1.53	-1.03
SAST SA Dogs of Wall Street Portfolio Class 3	121,438	30.68	34.00	4,019,451	2.26	1.15	1.90	5.20	5.99
SAST SA Emerging Markets Equity Index Portfolio Class 3	9,098	11.41	11.53	104,419	2.78	1.15	1.55	15.08	15.54
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	306,467	19.02	21.16	6,328,782	3.89	1.15	1.90	6.71	7.51
SAST SA Fidelity Institutional AM® International Growth Class 3	1,799	13.38	13.41	24,099	0.15	1.15	1.30	20.77	20.95
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	20,796	14.20	15.05	304,179	1.93	1.15	1.55	-2.90	-2.51
SAST SA Fixed Income Index Portfolio Class 3	374,637	11.17	11.32	4,227,984	2.84	1.15	1.55	6.76	7.19
SAST SA Fixed Income Intermediate Index Portfolio Class 3	62,248	10.65	10.79	669,775	2.29	1.15	1.55	4.26	4.67
SAST SA Franklin Small Company Value Portfolio Class 3	34,162	20.15	22.37	742,234	1.04	1.15	1.90	2.99	3.77
SAST SA Global Index Allocation 60/40 Portfolio Class 3	195,286	11.87	12.00	2,339,802	1.87	1.15	1.55	9.75	10.19
SAST SA Global Index Allocation 75/25 Portfolio Class 3	195,464	11.96	12.09	2,354,954	1.39	1.15	1.55	10.49	10.93
SAST SA Global Index Allocation 90/10 Portfolio Class 3	556,487	11.95	12.08	6,705,266	0.00	1.15	1.55	10.43	10.88
SAST SA Goldman Sachs Global Bond Portfolio Class 3	196,153	13.03	14.46	2,771,166	0.39	1.15	1.90	9.45	10.28
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	229,068	11.87	12.03	2,744,191	0.20	1.15	1.55	9.52	9.96
SAST SA Index Allocation 60/40 Portfolio Class 3	542,897	13.51	13.72	7,429,714	1.42	1.15	1.55	11.74	12.19
SAST SA Index Allocation 80/20 Portfolio Class 3	875,707	14.19	14.41	12,567,691	0.00	1.15	1.55	12.67	13.12
SAST SA Index Allocation 90/10 Portfolio Class 3	2,915,104	14.48	14.71	42,740,274	0.00	1.15	1.55	12.71	13.16
SAST SA International Index Portfolio Class 3	31,702	10.98	11.12	349,901	2.09	1.15	1.55	5.71	6.13
SAST SA Invesco Growth Opportunities Portfolio Class 3	8,172	39.24	41.54	326,064	0.00	1.15	1.55	53.02	53.64
SAST SA Invesco Main Street Large Cap Portfolio Class 3	49,662	24.23	26.98	1,291,782	0.79	1.15	1.90	11.01	11.85
SAST SA Invesco VCP Equity-Income Portfolio Class 3	2,011,278	13.10	13.51	26,933,715	0.08	1.15	1.55	-2.66	-2.27
SAST SA Janus Focused Growth Portfolio Class 3	24,871	34.47	38.42	929,107	0.00	1.15	1.90	35.99	37.01
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	131,578	21.30	22.49	2,917,560	2.04	1.15	1.55	12.28	12.73
SAST SA JPMorgan Emerging Markets Portfolio Class 3	43,181	13.77	15.35	635,119	1.70	1.15	1.90	13.92	14.78

45

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA JPMorgan Equity-Income Portfolio Class 3	68,227	22.29	24.86	1,624,490	1.78	1.15	1.90	1.01	1.77
SAST SA JPMorgan Global Equities Portfolio Class 3	2,945	16.90	18.01	52,735	1.54	1.15	1.55	7.87	8.31
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	469,700	14.87	16.59	7,588,526	2.69	1.15	1.90	6.17	6.97
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	19,088	45.41	48.72	908,072	0.00	1.15	1.65	45.76	46.49
SAST SA Large Cap Growth Index Portfolio Class 3	49,602	15.99	16.16	799,299	1.10	1.15	1.55	30.16	30.68
SAST SA Large Cap Index Portfolio Class 3	85,323	14.62	14.81	1,256,907	1.62	1.15	1.55	15.92	16.38
SAST SA Large Cap Value Index Portfolio Class 3	30,365	11.93	12.06	365,473	2.35	1.15	1.55	-0.44	-0.04
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	55,517	19.29	21.43	1,145,633	1.77	1.15	1.90	-3.39	-2.67
SAST SA Legg Mason Tactical Opportunities Class 3	52,440	11.81	11.96	625,305	1.31	1.15	1.55	6.58	7.01
SAST SA MFS Blue Chip Growth Portfolio Class 3	43,742	30.73	34.41	1,448,812	0.39	1.15	1.90	27.86	28.82
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	54,235	27.43	30.58	1,594,858	0.40	1.15	1.90	11.89	12.73
SAST SA MFS Total Return Portfolio Class 3	68,041	19.50	20.64	1,373,906	1.72	1.15	1.55	7.63	8.07
SAST SA Mid Cap Index Portfolio Class 3	87,987	12.42	12.58	1,101,640	1.20	1.15	1.55	11.16	11.60
SAST SA Morgan Stanley International Equities Portfolio Class 3	74,360	12.50	13.93	995,085	1.57	1.15	1.90	9.21	10.03
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	2,158,433	14.62	15.19	32,471,518	0.46	1.15	1.65	6.88	7.42
SAST SA PineBridge High-Yield Bond Portfolio Class 3	92,367	16.98	19.03	1,700,887	5.96	1.15	1.90	5.81	6.60
SAST SA Putnam International Growth and Income Portfolio Class 3	11,901	9.97	10.46	122,645	2.16	1.30	1.65	1.77	2.13
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,557,228	12.49	12.74	19,721,639	0.12	1.15	1.55	-1.17	-0.78
SAST SA Small Cap Index Portfolio Class 3	67,434	12.65	12.82	859,617	0.81	1.15	1.55	17.24	17.71
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	235,611	13.46	13.63	3,204,236	0.69	1.15	1.55	15.25	15.71
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	2,880,703	14.53	14.89	42,654,805	0.10	1.15	1.65	7.08	7.62
SAST SA Templeton Foreign Value Portfolio Class 3	66,531	9.89	10.98	702,566	2.28	1.15	1.90	-5.22	-4.50
SAST SA VCP Dynamic Allocation Portfolio Class 3	5,103,805	16.59	17.75	89,543,143	1.15	1.15	1.90	10.97	11.81
SAST SA VCP Dynamic Strategy Portfolio Class 3	4,370,781	15.74	16.78	72,493,299	1.17	1.15	1.90	8.12	8.93
SAST SA VCP Index Allocation Portfolio Class 3	1,894,588	12.16	12.31	23,261,161	1.23	1.15	1.55	6.04	6.47
SAST SA WellsCap Aggressive Growth Portfolio Class 3	26,644	33.29	35.55	911,088	0.00	1.15	1.55	60.03	60.67
T Rowe Price Retirement 2015 Advisor Class	11,292,320	1.42	1.47	16,016,822	1.44	0.40	1.00	11.21	11.88
T Rowe Price Retirement 2020 Advisor Class	28,318,849	1.47	1.52	41,689,867	1.26	0.40	1.00	11.84	12.52
T Rowe Price Retirement 2025 Advisor Class	37,659,819	1.53	1.58	57,653,389	1.17	0.40	1.00	13.23	13.91
T Rowe Price Retirement 2030 Advisor Class	37,872,844	1.58	1.64	59,925,432	1.02	0.40	1.00	14.46	15.15
T Rowe Price Retirement 2035 Advisor Class	28,603,740	1.62	1.68	46,454,655	0.88	0.40	1.00	15.59	16.29
T Rowe Price Retirement 2040 Advisor Class	28,731,456	1.66	1.72	47,694,338	0.72	0.40	1.00	16.62	17.32
T Rowe Price Retirement 2045 Advisor Class	22,138,595	1.67	1.74	37,193,060	0.70	0.40	1.00	17.16	17.86
T Rowe Price Retirement 2050 Advisor Class	18,735,324	1.39	1.74	31,470,810	0.70	0.40	1.00	13.73	17.86
T Rowe Price Retirement 2055 Advisor Class	9,085,740	1.38	1.73	15,238,951	0.70	0.40	1.00	13.64	17.76
T Rowe Price Retirement 2060 Advisor Class	7,062,589	1.32	1.73	11,853,672	0.76	0.40	1.00	13.66	17.78
VALIC Company I Asset Allocation Fund	15,009,742	1.65	2.01	147,421,552	1.13	0.40	1.85	9.69	11.29
VALIC Company I Blue Chip Growth Fund	223,456,301	2.51	4.17	975,296,395	0.00	0.00	1.85	31.91	34.37
VALIC Company I Capital Conservation Fund	54,698,723	1.21	1.61	227,015,865	2.59	0.40	1.85	6.20	7.75
VALIC Company I Core Equity Fund	43,601,912	2.59	2.72	266,485,387	1.23	0.40	1.85	17.18	18.89
VALIC Company I Dividend Value Fund	214,926,150	2.09	2.22	857,316,871	2.25	0.40	1.85	-1.31	0.13
VALIC Company I Dynamic Allocation Fund	113,418,104	1.58	1.77	190,569,075	1.98	0.40	1.85	9.05	10.64
VALIC Company I Emerging Economies Fund	711,040,166	0.97	1.19	913,734,880	2.00	0.40	1.85	13.35	15.01
VALIC Company I Global Real Estate Fund	183,897,782	1.50	1.73	298,225,922	3.18	0.40	1.85	-7.86	-6.52
VALIC Company I Global Strategy Fund	138,484,784	1.40	1.68	298,631,983	5.91	0.40	1.85	1.72	3.21
VALIC Company I Government Money Market I Fund	189,741,251	0.86	1.02	367,605,253	0.20	0.40	1.85	-1.62	-0.18
VALIC Company I Government Securities Fund	30,206,774	1.14	1.47	117,884,129	2.30	0.40	1.85	4.68	6.21
VALIC Company I Growth Fund	409,760,167	3.52	3.85	1,684,477,957	0.31	0.40	1.85	39.20	41.23
VALIC Company I Health Sciences Fund	116,540,320	5.22	6.33	978,158,537	0.00	0.40	1.85	27.23	29.09
VALIC Company I Inflation Protected Fund	501,425,577	1.16	1.21	757,662,191	2.01	0.00	1.85	6.82	8.81
VALIC Company I International Equities Index Fund	611,811,572	1.13	1.33	1,507,483,926	2.16	0.40	1.85	5.41	6.95
VALIC Company I International Government Bond Fund	37,212,596	1.14	1.56	135,128,345	1.53	0.40	1.85	8.24	9.82
VALIC Company I International Growth Fund	107,040,992	2.01	2.12	560,854,128	0.10	0.40	1.85	31.68	33.60
VALIC Company I International Socially Responsible Fund	44,376,748	1.96	2.08	367,308,711	1.77	0.40	1.85	6.38	7.93
VALIC Company I International Value Fund	457,784,448	1.08	1.17	667,291,885	2.25	0.00	1.85	3.02	4.95
VALIC Company I Large Cap Core Fund	40,814,996	3.02	3.55	167,127,133	1.01	0.40	1.85	19.84	21.59
VALIC Company I Large Capital Growth Fund	151,975,712	3.03	3.12	574,889,509	0.64	0.40	1.85	20.20	21.96
VALIC Company I Mid Cap Index Fund	122,446,340	2.40	2.86	3,255,806,917	1.33	0.40	1.85	11.22	12.85
VALIC Company I Mid Cap Strategic Growth Fund	83,781,643	2.88	3.04	373,321,478	0.00	0.40	1.85	31.77	33.69
VALIC Company I Nasdaq-100 Index Fund	221,517,862	5.13	5.84	760,808,251	0.67	0.40	1.85	45.23	47.35
VALIC Company I Science & Technology Fund	140,874,900	5.04	5.81	2,109,346,334	0.00	0.40	1.85	53.95	56.19
VALIC Company I Small Cap Aggressive Growth Fund	40,633,593	3.52	4.33	202,951,320	0.00	0.40	1.85	35.25	37.22
VALIC Company I Small Cap Fund	42,780,189	2.58	2.96	341,679,077	0.31	0.40	1.85	20.66	22.43
VALIC Company I Small Cap Index Fund	124,200,407	2.36	2.65	1,187,921,576	1.29	0.40	1.85	17.29	19.01
VALIC Company I Small Cap Special Values Fund	83,254,796	2.10	2.26	198,518,317	1.20	0.40	1.85	-0.44	1.02

46

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2020				For the Year Ended December 31, 2020
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company I Small Mid Growth Fund	45,464,582	3.36	3.72	176,613,840	0.00	0.40	1.85	49.35	51.53
VALIC Company I Stock Index Fund	331,809,228	2.95	144.20	5,158,751,372	1.77	0.33	1.85	15.82	17.60
VALIC Company I Systematic Core Fund	21,279,563	2.62	2.78	143,769,977	0.92	0.40	1.85	20.96	22.72
VALIC Company I Systematic Value Fund	17,214,135	2.00	2.05	39,734,973	2.55	0.40	1.85	-4.68	-3.29
VALIC Company I Value Fund	29,040,239	1.95	2.06	82,469,734	1.64	0.40	1.85	0.33	1.80
VALIC Company II Aggressive Growth Lifestyle Fund	157,093,509	1.99	2.19	669,144,997	2.24	0.15	1.60	11.67	13.30
VALIC Company II Capital Appreciation Fund	14,557,516	3.07	3.23	50,880,559	0.33	0.15	1.60	26.72	28.57
VALIC Company II Conservative Growth Lifestyle Fund	99,958,439	1.57	1.98	354,609,815	2.32	0.15	1.60	9.13	10.73
VALIC Company II Core Bond Fund	584,249,246	1.25	1.28	1,400,771,250	3.21	0.00	1.60	7.00	8.73
VALIC Company II Government Money Market II Fund	109,137,221	0.88	1.05	134,717,270	0.20	0.15	1.60	-1.38	0.06
VALIC Company II High Yield Bond Fund	137,297,694	1.53	1.93	457,539,635	6.59	0.15	1.60	5.04	6.57
VALIC Company II International Opportunities Fund	176,888,938	1.59	1.75	640,393,748	0.59	0.15	1.60	15.02	16.70
VALIC Company II Large Cap Value Fund	46,069,683	1.94	2.20	183,544,996	1.63	0.15	1.60	1.42	2.90
VALIC Company II Mid Cap Growth Fund	65,506,760	2.52	2.59	251,251,558	0.00	0.15	1.60	22.78	24.58
VALIC Company II Mid Cap Value Fund	100,220,305	2.00	2.19	726,006,598	0.78	0.15	1.60	1.99	3.48
VALIC Company II Moderate Growth Lifestyle Fund	259,841,173	1.83	2.19	1,085,397,730	2.14	0.15	1.60	10.67	12.28
VALIC Company II Small Cap Growth Fund	32,081,626	4.29	4.72	258,423,249	0.00	0.15	1.60	57.29	59.58
VALIC Company II Small Cap Value Fund	72,678,240	1.75	2.03	334,350,177	1.25	0.15	1.60	3.00	4.51
VALIC Company II Strategic Bond Fund	211,398,843	1.37	1.89	725,179,636	4.57	0.15	1.60	6.66	8.22
VALIC Company II U.S. Socially Responsible Fund	160,320,277	1.89	3.04	744,005,618	1.27	0.00	1.60	14.01	15.85
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	44,740,541	1.54	1.81	120,632,035	1.78	0.65	2.10	9.20	10.79
Vanguard LifeStrategy Growth Fund Investor Shares	92,902,790	1.99	2.03	314,980,202	1.74	0.65	2.10	13.06	14.71
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	99,419,392	1.77	1.95	309,160,720	1.76	0.65	2.10	11.23	12.86
Vanguard Long-Term Investment-Grade Fund Investor Shares	58,737,892	1.86	2.65	282,341,390	3.55	0.40	1.85	13.22	14.87
Vanguard Long-Term Treasury Fund Investor Shares	55,651,072	1.73	2.42	252,386,140	1.99	0.40	1.85	16.02	17.71
Vanguard Wellington Fund Investor Shares	358,635,409	1.62	2.08	2,061,242,338	2.02	0.00	2.10	8.30	10.60
Vanguard Windsor II Fund Investor Shares	305,318,371	2.29	2.44	1,785,844,093	1.27	0.65	2.10	12.07	13.71

	December 31, 2019				For the Year Ended December 31 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Bridgeway Large Cap Growth Fund Investor Class	54,236,421	1.19	1.22	65,592,956	0.00	0.40	1.85	26.81	29.54
AST SA BlackRock Multi-Asset Income Portfolio Class 3	126,755	12.40	12.73	1,603,100	0.00	1.15	1.55	11.74	12.18
AST SA PGI Asset Allocation Portfolio Class 3	7,778	20.48	21.03	162,330	3.72	1.15	1.30	18.66	18.83
AST SA Wellington Capital Appreciation Portfolio Class 3	65,939	36.21	40.21	2,573,340	0.00	1.15	1.90	28.38	29.34
AST SA Wellington Government and Quality Bond Portfolio Class 3	274,099	12.03	13.27	3,544,138	2.42	1.15	1.90	5.04	5.83
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	108,020	12.03	12.19	1,310,975	0.00	1.15	1.55	17.05	17.52
Ariel Appreciation Fund Investor Class	71,845,502	1.93	2.33	282,705,849	0.96	0.40	1.85	22.31	24.10
Ariel Fund Investor Class	92,770,396	2.00	2.23	382,104,514	0.87	0.40	1.85	22.39	24.17
FTVIP Franklin Allocation VIP Fund Class 2	29,436	14.93	15.64	439,694	0.17	1.15	1.55	18.02	18.49
FTVIP Franklin Income VIP Fund Class 2	233,941	15.92	16.89	4,008,102	6.50	1.15	1.65	14.16	14.73
Goldman Sachs VIT Government Money Market Fund Service Shares	78,636	9.82	9.96	781,077	1.92	1.15	1.55	0.31	0.71
Invesco V.I. American Franchise Fund Series II	18,066	29.33	30.94	553,458	0.00	1.15	1.55	34.33	34.87
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	232,675,521	0.56	0.64	141,193,352	0.91	0.40	1.85	2.55	4.05
Invesco V.I. Comstock Fund Series II	59,621	19.24	21.21	1,215,833	1.74	1.15	1.90	22.59	23.51
Invesco V.I. Growth and Income Fund Series II	67,847	19.21	20.65	1,382,771	1.65	1.30	1.90	22.50	23.24
Lord Abbett Growth and Income Portfolio Class VC	15,498	17.75	18.77	300,054	1.96	1.15	1.55	20.61	21.09
SST SA Allocation Balanced Portfolio Class 3	130,238	16.63	17.55	2,222,298	1.86	1.15	1.55	14.24	14.70
SST SA Allocation Growth Portfolio Class 3	242,140	18.94	20.03	4,773,276	0.01	1.15	1.55	21.60	22.09
SST SA Allocation Moderate Growth Portfolio Class 3	240,684	17.36	18.62	4,344,290	1.67	1.15	1.65	18.63	19.23
SST SA Allocation Moderate Portfolio Class 3	255,905	17.38	18.37	4,551,478	1.70	1.15	1.55	16.92	17.39
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	158,590	12.85	13.02	2,062,135	1.38	1.15	1.55	17.96	18.44
SST SA Wellington Real Return Portfolio Class 3	239,106	11.13	12.19	2,857,482	0.38	1.15	1.90	3.55	4.33
SAST SA AB Growth Portfolio Class 3	52,961	31.70	35.13	1,802,080	0.00	1.15	1.90	32.01	33.01
SAST SA AB Small & Mid Cap Value Portfolio Class 3	49,557	22.01	24.27	1,168,093	0.00	1.15	1.90	17.47	18.35
SAST SA American Funds Asset Allocation Portfolio Class 3	2,188,805	19.44	20.77	44,732,136	1.95	1.15	1.65	18.93	19.53
SAST SA American Funds Global Growth Portfolio Class 3	99,238	23.55	25.99	2,486,755	0.91	1.15	1.90	32.39	33.39
SAST SA American Funds Growth Portfolio Class 3	181,574	25.90	28.54	5,014,053	0.00	1.15	1.90	27.94	28.90
SAST SA American Funds Growth-Income Portfolio Class 3	204,012	23.20	24.77	4,897,859	0.00	1.15	1.65	23.69	24.31
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	4,094,908	15.02	15.56	63,190,903	0.28	1.15	1.65	16.55	17.13
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	2,591,951	12.05	12.29	31,712,630	0.86	1.15	1.65	13.79	14.36
SAST SA Columbia Technology Portfolio Class 3	37,853	36.42	38.38	1,427,154	0.00	1.15	1.55	52.72	53.33
SAST SA DFA Ultra Short Bond Portfolio Class 3	128,938	8.58	9.18	1,169,032	1.86	1.15	1.65	0.32	0.83

47

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Dogs of Wall Street Portfolio Class 3	85,765	29.16	32.08	2,675,453	2.54	1.15	1.90	22.16	23.08
SAST SA Emerging Markets Equity Index Portfolio Class 3	2,188		9.91	21,685	0.00		1.55		16.56
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	246,195	17.83	19.69	4,723,429	5.55	1.15	1.90	12.44	13.28
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	10,944	14.63	15.03	162,907	2.53	1.30	1.55	24.03	24.34
SAST SA Fixed Income Index Portfolio Class 3	135,790	10.47	10.56	1,431,324	0.20	1.15	1.55	7.13	7.56
SAST SA Fixed Income Intermediate Index Portfolio Class 3	29,759	10.22	10.31	305,978	0.16	1.15	1.55	4.35	4.77
SAST SA Franklin Small Company Value Portfolio Class 3	24,604	19.56	21.56	511,547	0.78	1.15	1.90	23.81	24.74
SAST SA Global Index Allocation 60/40 Portfolio Class 3	97,722	10.82	10.89	1,062,585	0.00	1.15	1.55	16.06	16.52
SAST SA Global Index Allocation 75/25 Portfolio Class 3	161,157	10.83	10.90	1,752,595	0.00	1.15	1.55	18.53	19.00
SAST SA Global Index Allocation 90/10 Portfolio Class 3	495,267	10.82	10.89	5,387,380	0.00	1.15	1.55	21.11	21.59
SAST SA Goldman Sachs Global Bond Portfolio Class 3	178,347	11.90	13.12	2,285,519	0.00	1.15	1.90	4.60	5.39
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	98,344	10.84	10.94	1,072,638	3.11	1.15	1.55	16.99	17.46
SAST SA Index Allocation 60/40 Portfolio Class 3	426,910	12.09	12.23	5,213,149	0.00	1.15	1.55	17.73	18.20
SAST SA Index Allocation 80/20 Portfolio Class 3	796,622	12.59	12.74	10,117,240	0.00	1.15	1.55	21.75	22.23
SAST SA Index Allocation 90/10 Portfolio Class 3	2,672,142	12.85	13.00	34,642,920	0.00	1.15	1.55	23.60	24.10
SAST SA International Index Portfolio Class 3	19,163	10.38	10.44	199,617	0.10	1.30	1.55	18.99	19.29
SAST SA Invesco Growth Opportunities Portfolio Class 3	6,776	25.64	27.04	176,156	0.00	1.15	1.55	26.71	27.22
SAST SA Invesco Main Street Large Cap Portfolio Class 3	50,924	21.82	24.13	1,186,221	1.04	1.15	1.90	29.10	30.07
SAST SA Invesco VCP Equity-Income Portfolio Class 3	1,740,968	13.46	13.83	23,871,143	1.55	1.15	1.55	15.16	15.62
SAST SA Janus Focused Growth Portfolio Class 3	21,235	25.35	28.04	576,852	0.00	1.15	1.90	33.39	34.40
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	112,789	18.97	19.95	2,214,964	2.20	1.15	1.55	16.89	17.36
SAST SA JPMorgan Emerging Markets Portfolio Class 3	35,962	12.09	13.37	463,158	2.92	1.15	1.90	18.53	19.42
SAST SA JPMorgan Equity-Income Portfolio Class 3	62,931	22.06	24.43	1,471,036	2.38	1.15	1.90	24.45	25.39
SAST SA JPMorgan Global Equities Portfolio Class 3	1,591	15.67	16.63	26,293	0.16	1.15	1.55	17.74	18.21
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	325,865	14.00	15.51	4,893,440	2.86	1.15	1.90	6.98	7.79
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	12,526	31.15	33.26	402,493	0.00	1.15	1.65	36.97	37.66
SAST SA Large Cap Growth Index Portfolio Class 3	35,266	12.28	12.36	435,373	0.02	1.15	1.55	28.39	28.91
SAST SA Large Cap Index Portfolio Class 3	53,213	12.61	12.72	674,069	0.02	1.15	1.55	28.61	29.12
SAST SA Large Cap Value Index Portfolio Class 3	12,110	11.99	12.07	145,892	0.05	1.15	1.55	29.22	29.74
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	47,439	19.97	21.45	1,003,722	1.96	1.30	1.90	23.03	23.77
SAST SA Legg Mason Tactical Opportunities Class 3	34,644	11.08	11.18	386,488	2.02	1.15	1.55	16.47	16.94
SAST SA MFS Blue Chip Growth Portfolio Class 3	40,610	24.03	26.71	1,045,384	0.42	1.15	1.90	29.39	30.36
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	57,678	24.51	27.12	1,507,785	0.68	1.15	1.90	29.03	30.00
SAST SA MFS Total Return Portfolio Class 3	70,234	18.12	19.10	1,312,029	2.42	1.15	1.55	18.21	18.68
SAST SA Mid Cap Index Portfolio Class 3	53,774	11.17	11.27	604,165	0.00	1.15	1.55	23.27	23.76
SAST SA Morgan Stanley International Equities Portfolio Class 3	72,409	11.44	12.66	882,044	2.50	1.15	1.90	17.93	18.82
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	1,998,682	13.68	14.14	28,018,623	0.00	1.15	1.65	16.82	17.40
SAST SA PineBridge High-Yield Bond Portfolio Class 3	78,265	16.05	17.85	1,356,131	8.99	1.15	1.90	12.31	13.15
SAST SA Putnam International Growth and Income Portfolio Class 3	9,441	9.80	10.24	95,700	2.01	1.30	1.65	18.07	18.48
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,466,446	12.64	12.84	18,737,065	1.43	1.15	1.55	17.09	17.56
SAST SA Small Cap Index Portfolio Class 3	42,366	10.79	10.89	459,321	0.00	1.15	1.55	22.59	23.08
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	147,229	11.68	11.78	1,731,843	1.20	1.15	1.55	22.35	22.84
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	2,483,361	13.57	13.84	34,203,578	1.49	1.15	1.65	20.27	20.88
SAST SA Templeton Foreign Value Portfolio Class 3	60,833	10.43	11.50	673,040	0.09	1.15	1.90	9.79	10.62
SAST SA VCP Dynamic Allocation Portfolio Class 3	4,939,157	14.95	15.87	77,580,650	0.00	1.15	1.90	18.13	19.02
SAST SA VCP Dynamic Strategy Portfolio Class 3	4,280,853	14.55	15.40	65,253,071	0.00	1.15	1.90	17.16	18.04
SAST SA VCP Index Allocation Portfolio Class 3	1,474,484	11.46	11.57	17,018,935	0.08	1.15	1.55	21.10	21.59
SAST SA WellsCap Aggressive Growth Portfolio Class 3	22,068	20.80	22.12	470,819	0.00	1.15	1.55	36.80	37.34
T Rowe Price Retirement 2015 Advisor Class	10,854,083	1.27	1.31	13,841,732	2.12	0.40	1.00	15.89	16.59
T Rowe Price Retirement 2020 Advisor Class	29,266,464	1.31	1.35	38,509,988	2.08	0.40	1.00	17.86	18.57
T Rowe Price Retirement 2025 Advisor Class	33,703,359	1.35	1.39	45,529,793	2.03	0.40	1.00	19.47	20.18
T Rowe Price Retirement 2030 Advisor Class	33,984,792	1.38	1.42	46,962,385	1.89	0.40	1.00	21.01	21.74
T Rowe Price Retirement 2035 Advisor Class	24,574,806	1.40	1.44	34,509,621	1.73	0.40	1.00	22.22	22.95
T Rowe Price Retirement 2040 Advisor Class	24,778,213	1.42	1.46	35,248,410	1.61	0.40	1.00	23.13	23.87
T Rowe Price Retirement 2045 Advisor Class	18,428,906	1.43	1.47	26,407,559	1.54	0.40	1.00	23.78	24.52
T Rowe Price Retirement 2050 Advisor Class	15,419,391	1.43	1.47	22,087,120	1.50	0.40	1.00	23.85	24.60
T Rowe Price Retirement 2055 Advisor Class	7,256,580	1.43	1.47	10,389,997	1.62	0.40	1.00	23.85	24.60
T Rowe Price Retirement 2060 Advisor Class	4,805,934	1.43	1.47	6,884,423	1.60	0.40	1.00	23.77	24.52
VALIC Company I Asset Allocation Fund	17,063,207	1.50	1.81	152,036,602	1.54	0.40	1.85	13.21	14.86
VALIC Company I Blue Chip Growth Fund	256,689,601	1.87	3.16	843,507,344	0.00	0.00	1.85	27.46	29.84
VALIC Company I Capital Conservation Fund	37,622,298	1.14	1.50	150,258,164	2.53	0.40	1.85	7.57	9.14
VALIC Company I Core Equity Fund	49,830,334	2.18	2.32	254,487,982	1.17	0.40	1.85	26.18	28.02
VALIC Company I Dividend Value Fund	250,653,175	2.09	2.25	998,859,608	1.74	0.40	1.85	21.25	23.02
VALIC Company I Dynamic Allocation Fund	127,676,637	1.45	1.60	195,246,176	1.34	0.40	1.85	18.16	19.83
VALIC Company I Emerging Economies Fund	680,723,908	0.84	1.05	761,121,782	1.68	0.40	1.85	18.09	19.82
VALIC Company I Global Real Estate Fund	264,357,969	1.63	1.85	461,704,005	3.53	0.40	1.85	22.22	24.01

48

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2019				For the Year Ended December 31 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company I Global Strategy Fund	154,123,488	1.37	1.63	324,039,700	2.34	0.40	1.85	7.89	9.46
VALIC Company I Government Money Market I Fund	149,254,389	0.88	1.02	294,755,564	1.81	0.40	1.85	-0.19	1.27
VALIC Company I Government Securities Fund	27,421,737	1.09	1.38	102,656,838	2.28	0.40	1.85	4.55	6.07
VALIC Company I Growth Fund	473,995,472	2.53	2.73	1,386,020,941	0.38	0.40	1.85	29.46	31.35
VALIC Company I Health Sciences Fund	125,570,637	4.10	4.91	821,412,149	0.00	0.40	1.85	26.48	28.33
VALIC Company I Inflation Protected Fund	436,272,703	1.08	1.12	609,656,940	1.65	0.00	1.85	6.67	8.66
VALIC Company I International Equities Index Fund	508,291,382	1.06	1.26	1,171,220,482	3.13	0.40	1.85	19.07	20.81
VALIC Company I International Government Bond Fund	34,050,414	1.05	1.42	111,778,746	1.64	0.40	1.85	6.75	8.31
VALIC Company I International Growth Fund	119,937,045	1.50	1.61	477,189,141	0.66	0.40	1.85	30.21	32.11
VALIC Company I International Socially Responsible Fund	49,476,454	1.82	1.96	389,059,564	1.83	0.40	1.85	23.67	25.48
VALIC Company I International Value Fund	473,244,377	1.03	1.13	664,065,620	2.97	0.00	1.85	14.29	16.42
VALIC Company I Large Cap Core Fund	46,117,162	2.52	2.92	156,215,912	0.93	0.40	1.85	30.15	32.05
VALIC Company I Large Capital Growth Fund	167,843,700	2.52	2.56	523,947,434	0.57	0.40	1.85	37.39	39.40
VALIC Company I Mid Cap Index Fund	138,158,296	2.16	2.53	3,306,910,919	1.36	0.40	1.85	23.41	25.21
VALIC Company I Mid Cap Strategic Growth Fund	92,728,090	2.18	2.27	310,849,990	0.01	0.40	1.85	35.21	37.18
VALIC Company I Nasdaq-100 Index Fund	224,185,309	3.53	3.97	525,497,310	0.40	0.40	1.85	36.12	38.11
VALIC Company I Science & Technology Fund	151,321,215	3.27	3.72	1,461,021,893	0.00	0.40	1.85	36.91	38.91
VALIC Company I Small Cap Aggressive Growth Fund	47,022,685	2.60	3.15	172,542,769	0.00	0.40	1.85	36.06	38.04
VALIC Company I Small Cap Fund	45,798,527	2.14	2.42	302,462,210	0.47	0.40	1.85	27.06	28.91
VALIC Company I Small Cap Index Fund	132,602,546	2.01	2.23	1,068,664,273	1.17	0.40	1.85	22.85	24.65
VALIC Company I Small Cap Special Values Fund	93,293,434	2.10	2.24	221,428,735	1.35	0.40	1.85	26.33	28.18
VALIC Company I Small Mid Growth Fund	49,449,062	2.25	2.46	127,438,795	0.00	0.40	1.85	35.39	37.37
VALIC Company I Stock Index Fund	357,451,782	2.55	122.62	4,761,735,529	1.59	0.33	1.85	28.69	30.66
VALIC Company I Systematic Core Fund	22,687,108	2.14	2.30	125,410,214	0.91	0.40	1.85	28.24	30.11
VALIC Company I Systematic Value Fund	18,994,803	2.10	2.12	45,589,977	1.39	0.40	1.85	21.52	23.29
VALIC Company I Value Fund	29,361,473	1.92	2.05	82,267,290	1.37	0.40	1.85	25.11	26.94
VALIC Company II Aggressive Growth Lifestyle Fund	161,797,511	1.79	1.93	611,963,138	1.96	0.15	1.60	21.09	22.86
VALIC Company II Capital Appreciation Fund	16,287,052	2.39	2.55	44,535,835	0.24	0.15	1.60	25.65	27.48
VALIC Company II Conservative Growth Lifestyle Fund	106,296,074	1.44	1.79	343,150,310	2.82	0.15	1.60	14.70	16.37
VALIC Company II Core Bond Fund	592,998,639	1.15	1.19	1,314,426,676	2.52	0.00	1.60	8.67	10.42
VALIC Company II Government Money Market II Fund	93,350,480	0.89	1.05	115,849,280	1.62	0.15	1.60	0.02	1.48
VALIC Company II High Yield Bond Fund	159,313,150	1.45	1.82	499,848,271	5.35	0.15	1.60	13.15	14.80
VALIC Company II International Opportunities Fund	186,737,772	1.36	1.52	578,594,427	0.98	0.15	1.60	23.74	25.55
VALIC Company II Large Cap Value Fund	47,788,470	1.88	2.17	186,713,151	1.25	0.15	1.60	24.96	26.79
VALIC Company II Mid Cap Growth Fund	73,336,174	2.05	2.08	226,823,205	0.00	0.15	1.60	30.50	32.40
VALIC Company II Mid Cap Value Fund	106,331,804	1.96	2.12	751,136,308	0.53	0.15	1.60	28.08	29.95
VALIC Company II Moderate Growth Lifestyle Fund	272,037,544	1.66	1.95	1,017,612,216	2.08	0.15	1.60	18.68	20.41
VALIC Company II Small Cap Growth Fund	35,238,378	2.72	2.96	179,640,143	0.00	0.15	1.60	35.51	37.49
VALIC Company II Small Cap Value Fund	73,282,087	1.70	1.94	323,878,033	1.52	0.15	1.60	17.31	19.02
VALIC Company II Strategic Bond Fund	209,755,874	1.29	1.74	665,991,927	3.76	0.15	1.60	9.59	11.19
VALIC Company II U.S. Socially Responsible Fund	185,821,391	1.63	2.67	749,741,882	1.47	0.00	1.60	29.60	31.69
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	43,157,078	1.41	1.63	105,758,963	2.71	0.65	2.10	13.28	14.93
Vanguard LifeStrategy Growth Fund Investor Shares	93,285,134	1.76	1.77	277,459,358	2.50	0.65	2.10	20.57	22.33
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	99,358,657	1.59	1.73	275,243,880	2.61	0.65	2.10	16.89	18.59
Vanguard Long-Term Investment-Grade Fund Investor Shares	81,725,783	1.65	2.31	343,172,621	4.10	0.40	1.85	18.20	19.94
Vanguard Long-Term Treasury Fund Investor Shares	54,380,180	1.49	2.05	211,010,282	2.66	0.40	1.85	12.04	13.68
Vanguard Wellington Fund Investor Shares	378,315,651	1.47	1.92	2,016,437,580	2.67	0.00	2.10	19.96	22.51
Vanguard Windsor II Fund Investor Shares	333,368,130	2.01	2.18	1,729,153,856	2.15	0.65	2.10	26.35	28.19

	December 31, 2018				For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Bridgeway Large Cap Growth Fund Investor Class	60,869,212		0.94	57,241,745	0.09	0.40	1.85	-7.71	-6.96
AST SA BlackRock Multi-Asset Income Portfolio Class 3	84,845	11.10	11.35	958,252	6.57	1.15	1.55	-5.48	-5.10
AST SA PGI Asset Allocation Portfolio Class 3	2,397	17.26	17.70	41,659	2.68	1.15	1.30	-6.00	-5.86
AST SA Wellington Capital Appreciation Portfolio Class 3	42,219	28.21	31.09	1,267,646	0.00	1.15	1.90	-2.86	-2.13
AST SA Wellington Government and Quality Bond Portfolio Class 3	217,264	11.46	12.54	2,654,685	2.02	1.15	1.90	-2.10	-1.35
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	57,254	10.28	10.37	593,223	1.95	1.15	1.55	-9.23	-8.87
Ariel Appreciation Fund Investor Class	80,852,269	1.58	1.88	256,887,178	0.89	0.40	1.85	-15.58	-14.34
Ariel Fund Investor Class	104,627,173	1.64	1.80	350,016,041	0.93	0.40	1.85	-15.26	-14.02
FTVIP Franklin Allocation VIP Fund Class 2	731	12.98	13.20	9,518	1.98	1.15	1.30	-10.82	-10.69
FTVIP Franklin Income VIP Fund Class 2	53,392	13.94	14.72	876,990	5.35	1.15	1.65	-5.88	-5.40
Goldman Sachs VIT Government Money Market Fund Service Shares	30,319	9.79	9.89	298,497	2.24	1.15	1.55	-0.09	0.32

49

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	234,224,055	0.55	0.61	137,365,267	0.22	0.40	1.85	-13.58	-12.31
Invesco V.I. Comstock Fund Series II	60,912	15.70	17.17	1,008,813	1.53	1.15	1.90	-14.03	-13.37
Invesco V.I. Growth and Income Fund Series II	72,603	15.68	16.76	1,202,823	1.94	1.30	1.90	-15.23	-14.71
Lord Abbett Growth and Income Portfolio Class VC	11,248	14.72	15.50	184,486	1.80	1.15	1.55	-9.57	-9.20
SST SA Allocation Balanced Portfolio Class 3	95,373	14.55	15.30	1,408,234	5.50	1.15	1.55	-5.43	-5.05
SST SA Allocation Growth Portfolio Class 3	187,555	15.58	16.41	3,023,874	4.92	1.15	1.55	-8.63	-8.27
SST SA Allocation Moderate Growth Portfolio Class 3	167,186	14.63	15.62	2,524,310	5.81	1.15	1.65	-7.48	-7.01
SST SA Allocation Moderate Portfolio Class 3	197,036	14.86	15.65	2,994,037	4.90	1.15	1.55	-6.43	-6.05
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	111,204	10.89	10.99	1,221,197	2.61	1.15	1.55	-10.18	-9.81
SST SA Wellington Real Return Portfolio Class 3	140,655	10.75	11.68	1,604,289	4.03	1.15	1.90	-2.09	-1.35
SAST SA AB Growth Portfolio Class 3	49,051	24.01	26.41	1,253,539	0.00	1.15	1.90	0.13	0.88
SAST SA AB Small & Mid Cap Value Portfolio Class 3	37,544	18.74	20.51	745,809	0.40	1.15	1.90	-16.93	-16.30
SAST SA American Funds Asset Allocation Portfolio Class 3	1,443,527	16.35	17.38	24,717,992	3.42	1.15	1.65	-6.44	-5.97
SAST SA American Funds Global Growth Portfolio Class 3	85,656	17.79	19.48	1,612,180	1.49	1.15	1.90	-10.99	-10.32
SAST SA American Funds Growth Portfolio Class 3	98,686	20.24	22.14	2,108,423	1.30	1.15	1.90	-2.40	-1.67
SAST SA American Funds Growth-Income Portfolio Class 3	162,174	18.75	19.93	3,138,200	3.23	1.15	1.65	-3.66	-3.18
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	3,491,629	12.88	13.29	46,027,384	1.78	1.15	1.65	-6.69	-6.22
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	2,288,575	10.59	10.75	24,504,957	1.20	1.15	1.65	-7.30	-6.84
SAST SA Columbia Technology Portfolio Class 3	16,285	23.85	25.03	397,262	0.00	1.15	1.55	-9.76	-9.40
SAST SA DFA Ultra Short Bond Portfolio Class 3	89,646	8.55	9.10	806,132	1.06	1.15	1.65	-0.43	0.07
SAST SA Dogs of Wall Street Portfolio Class 3	78,312	23.87	26.06	1,987,793	2.36	1.15	1.90	-2.44	-1.70
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	181,803	15.86	17.38	3,078,379	4.15	1.15	1.90	-4.90	-4.18
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	7,210	11.79	12.09	86,373	2.31	1.30	1.55	-8.19	-7.96
SAST SA Fixed Income Index Portfolio Class 3	66,202	9.80	9.82	649,206	5.63	1.15	1.30	-2.16	-2.02
SAST SA Fixed Income Intermediate Index Portfolio Class 3	19,301	9.82	9.84	189,717	2.07	1.15	1.30	-0.97	-0.83
SAST SA Franklin Small Company Value Portfolio Class 3	21,772	15.80	17.28	363,633	0.86	1.15	1.90	-14.65	-14.01
SAST SA Global Index Allocation 60/40 Portfolio Class 3	15,315	9.32	9.35	142,933	2.77	1.15	1.55	-6.78	-6.53
SAST SA Global Index Allocation 75/25 Portfolio Class 3	42,213	9.14	9.16	386,354	2.74	1.15	1.55	-8.65	-8.40
SAST SA Global Index Allocation 90/10 Portfolio Class 3	93,570	8.93	8.96	837,909	2.65	1.15	1.55	-10.66	-10.42
SAST SA Goldman Sachs Global Bond Portfolio Class 3	137,340	11.38	12.44	1,668,747	4.09	1.15	1.90	-4.56	-3.83
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	14,683	9.27	9.31	136,695	1.66	1.15	1.55	-9.94	-9.58
SAST SA Index Allocation 60/40 Portfolio Class 3	190,847	10.27	10.35	1,972,231	4.86	1.15	1.55	-6.35	-5.97
SAST SA Index Allocation 80/20 Portfolio Class 3	554,493	10.34	10.42	5,768,462	4.81	1.15	1.55	-8.21	-7.84
SAST SA Index Allocation 90/10 Portfolio Class 3	2,173,097	10.39	10.47	22,722,729	4.94	1.15	1.55	-9.12	-8.75
SAST SA International Index Portfolio Class 3	10,230	8.73	8.75	89,535	3.58	1.30	1.55	-15.59	-15.37
SAST SA Invesco Growth Opportunities Portfolio Class 3	6,039	20.24	21.25	123,918	0.00	1.15	1.55	-6.48	-6.11
SAST SA Invesco Main Street Large Cap Portfolio Class 3	52,694	16.91	18.55	946,281	0.91	1.15	1.90	-9.86	-9.18
SAST SA Invesco VCP Equity-Income Portfolio Class 3	1,594,555	11.69	11.96	18,930,708	2.82	1.15	1.55	-11.56	-11.20
SAST SA Janus Focused Growth Portfolio Class 3	17,461	19.00	20.87	351,431	0.00	1.15	1.90	-0.87	-0.12
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	94,608	16.23	17.00	1,588,947	1.68	1.15	1.55	-9.39	-9.02
SAST SA JPMorgan Emerging Markets Portfolio Class 3	33,321	10.20	11.20	360,497	2.56	1.15	1.90	-21.09	-20.50
SAST SA JPMorgan Equity-Income Portfolio Class 3	68,443	17.73	19.48	1,280,047	1.99	1.15	1.90	-6.49	-5.78
SAST SA JPMorgan Global Equities Portfolio Class 3	3,244	13.31	13.66	43,291	2.89	1.30	1.55	-12.68	-12.46
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	274,751	13.09	14.39	3,831,021	2.45	1.15	1.90	-2.58	-1.84
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	9,913	22.74	24.16	230,844	0.00	1.15	1.65	-6.68	-6.21
SAST SA Large Cap Growth Index Portfolio Class 3	653		9.57	6,250	0.00		1.55		-4.34
SAST SA Large Cap Index Portfolio Class 3	12,567	9.80	9.84	123,447	5.61	1.30	1.55	-6.45	-6.22
SAST SA Large Cap Value Index Portfolio Class 3	717		9.29	6,659	1.40		1.30		-7.09
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	46,645	16.23	17.33	798,527	1.51	1.30	1.90	-10.58	-10.04
SAST SA Legg Mason Tactical Opportunities Class 3	11,891	9.51	9.56	113,623	1.88	1.15	1.55	-7.42	-7.04
SAST SA MFS Blue Chip Growth Portfolio Class 3	32,938	18.57	20.49	649,578	0.16	1.15	1.90	-7.27	-6.57
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	61,293	19.00	20.87	1,236,852	0.59	1.15	1.90	-7.43	-6.72
SAST SA MFS Total Return Portfolio Class 3	54,826	15.32	16.09	867,015	2.19	1.15	1.55	-7.45	-7.07
SAST SA Mid Cap Index Portfolio Class 3	19,785	9.06	9.09	179,828	1.31	1.30	1.55	-13.22	-13.00
SAST SA Morgan Stanley International Equities Portfolio Class 3	66,183	9.70	10.39	679,245	1.08	1.30	1.90	-15.76	-15.25
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	1,901,937	11.71	12.05	22,730,769	3.10	1.15	1.65	-8.70	-8.24
SAST SA PineBridge High-Yield Bond Portfolio Class 3	46,106	14.29	15.77	702,275	7.44	1.15	1.90	-5.87	-5.16
SAST SA Putnam International Growth and Income Portfolio Class 3	11,624	8.30	8.64	99,729	2.75	1.30	1.65	-19.17	-18.89
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,378,326	10.79	10.92	14,995,909	2.28	1.15	1.55	-10.43	-10.06
SAST SA Small Cap Index Portfolio Class 3	20,974	8.80	8.83	185,063	0.97	1.30	1.55	-13.25	-13.03
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	65,641	9.57	9.59	629,258	1.40	1.15	1.30	-6.96	-6.81
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	2,194,174	11.28	11.45	25,024,929	2.81	1.15	1.65	-8.63	-8.17
SAST SA Templeton Foreign Value Portfolio Class 3	55,686	9.50	10.40	559,006	4.99	1.15	1.90	-17.94	-17.32
SAST SA VCP Dynamic Allocation Portfolio Class 3	4,775,221	12.66	13.34	63,086,048	4.04	1.15	1.90	-8.59	-7.89
SAST SA VCP Dynamic Strategy Portfolio Class 3	4,165,149	12.42	13.05	53,850,121	4.23	1.15	1.90	-8.94	-8.25
SAST SA VCP Index Allocation Portfolio Class 3	815,049	9.47	9.51	7,745,940	4.93	1.15	1.55	-8.86	-8.49

50

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA WellsCap Aggressive Growth Portfolio Class 3	14,942	15.21	16.11	230,325	0.00	1.15	1.55	-8.46	-8.09
T Rowe Price Retirement 2015 Advisor Class	9,280,225	1.10	1.13	10,207,156	2.19	0.40	1.00	-5.34	-4.77
T Rowe Price Retirement 2020 Advisor Class	25,200,911	1.12	1.14	28,121,762	2.07	0.40	1.00	-6.15	-5.58
T Rowe Price Retirement 2025 Advisor Class	26,008,930	1.13	1.16	29,395,881	2.01	0.40	1.00	-6.77	-6.20
T Rowe Price Retirement 2030 Advisor Class	25,988,743	1.14	1.17	29,664,948	1.76	0.40	1.00	-7.47	-6.91
T Rowe Price Retirement 2035 Advisor Class	20,055,154	1.15	1.18	23,032,564	1.53	0.40	1.00	-8.10	-7.55
T Rowe Price Retirement 2040 Advisor Class	19,993,530	1.15	1.18	23,088,440	1.41	0.40	1.00	-8.42	-7.87
T Rowe Price Retirement 2045 Advisor Class	13,405,587	1.15	1.18	15,509,429	1.36	0.40	1.00	-8.70	-8.15
T Rowe Price Retirement 2050 Advisor Class	11,694,837	1.15	1.18	13,517,528	1.36	0.40	1.00	-8.76	-8.21
T Rowe Price Retirement 2055 Advisor Class	5,005,564	1.15	1.18	5,783,592	1.31	0.40	1.00	-8.79	-8.23
T Rowe Price Retirement 2060 Advisor Class	2,949,718	1.15	1.18	3,410,133	1.31	0.40	1.00	-8.77	-8.22
VALIC Company I Asset Allocation Fund	18,369,939	1.33	1.57	143,374,206	1.64	0.40	1.85	-10.70	-9.38
VALIC Company I Blue Chip Growth Fund	265,270,445	1.44	2.48	680,266,252	0.06	0.00	1.85	0.09	1.97
VALIC Company I Capital Conservation Fund	41,178,080	1.06	1.37	151,892,365	2.04	0.40	1.85	-2.93	-1.50
VALIC Company I Core Equity Fund	53,956,824	1.70	1.84	219,365,992	1.16	0.40	1.85	-8.47	-7.13
VALIC Company I Dividend Value Fund	220,684,362	1.70	1.86	711,029,184	1.91	0.40	1.85	-10.67	-9.35
VALIC Company I Dynamic Allocation Fund	162,080,959	1.22	1.34	208,197,000	1.36	0.40	1.85	-8.64	-7.30
VALIC Company I Emerging Economies Fund	676,229,784	0.70	0.89	633,817,185	1.58	0.40	1.85	-20.82	-19.65
VALIC Company I Global Real Estate Fund	225,115,274	1.33	1.49	317,471,945	3.81	0.40	1.85	-7.75	-6.40
VALIC Company I Global Strategy Fund	171,661,237	1.27	1.49	331,626,256	0.00	0.40	1.85	-9.98	-8.66
VALIC Company I Government Money Market I Fund	165,491,511	0.88	1.00	326,741,596	1.28	0.40	1.85	-0.55	0.91
VALIC Company I Government Securities Fund	29,661,020	1.04	1.30	101,875,427	2.69	0.40	1.85	-1.34	0.11
VALIC Company I Growth Fund	506,233,283	1.96	2.08	1,130,204,874	0.58	0.40	1.85	-4.56	-3.16
VALIC Company I Health Sciences Fund	137,982,912	3.24	3.82	706,850,292	0.00	0.40	1.85	-0.90	0.56
VALIC Company I Inflation Protected Fund	459,866,794	1.01	1.03	595,375,939	1.70	0.00	1.85	-4.03	-2.22
VALIC Company I International Equities Index Fund	478,200,717	0.87	1.06	911,617,487	2.19	0.40	1.85	-15.33	-14.09
VALIC Company I International Government Bond Fund	41,596,081	0.98	1.31	124,581,902	1.05	0.40	1.85	-4.90	-3.50
VALIC Company I International Growth Fund	128,742,665	1.14	1.24	391,328,381	1.36	0.40	1.85	-9.81	-8.49
VALIC Company I International Socially Responsible Fund	52,724,451	1.45	1.58	334,161,388	1.83	0.40	1.85	-10.14	-8.82
VALIC Company I International Value Fund	507,208,049	0.89	0.99	618,032,802	2.10	0.00	1.85	-19.33	-17.81
VALIC Company I Large Cap Core Fund	50,661,879	1.94	2.21	130,684,233	1.08	0.40	1.85	-10.43	-9.11
VALIC Company I Large Capital Growth Fund	177,173,043	1.83	1.84	399,163,790	0.62	0.40	1.85	-1.14	0.31
VALIC Company I Mid Cap Index Fund	144,874,750	1.75	2.02	2,818,657,192	1.15	0.40	1.85	-13.07	-11.79
VALIC Company I Mid Cap Strategic Growth Fund	97,574,698	1.61	1.66	239,948,647	0.09	0.40	1.85	-6.48	-5.11
VALIC Company I Nasdaq-100 Index Fund	230,853,988	2.60	2.87	393,926,607	0.53	0.40	1.85	-2.46	-1.03
VALIC Company I Science & Technology Fund	162,973,839	2.39	2.68	1,141,701,306	0.00	0.40	1.85	-3.30	-1.88
VALIC Company I Small Cap Aggressive Growth Fund	49,862,408	1.91	2.28	133,397,123	0.00	0.40	1.85	-10.05	-8.72
VALIC Company I Small Cap Fund	50,949,880	1.68	1.87	262,683,184	0.28	0.40	1.85	-9.48	-8.15
VALIC Company I Small Cap Index Fund	154,248,615	1.64	1.79	1,010,809,213	1.03	0.40	1.85	-12.86	-11.58
VALIC Company I Small Cap Special Values Fund	103,110,708	1.67	1.75	191,951,271	1.32	0.40	1.85	-15.26	-14.02
VALIC Company I Small Mid Growth Fund	53,515,518	1.66	1.79	100,972,252	0.00	0.40	1.85	-7.04	-5.68
VALIC Company I Stock Index Fund	399,373,399	1.98	93.84	4,113,334,178	1.71	0.33	1.85	-6.47	-5.03
VALIC Company I Systematic Core Fund	24,676,192	1.64	1.79	105,507,598	0.97	0.40	1.85	-7.52	-6.17
VALIC Company I Systematic Value Fund	21,004,389		1.72	41,119,804	1.74	0.40	1.85	-13.04	-11.76
VALIC Company I Value Fund	32,021,641	1.51	1.64	71,085,760	1.65	0.40	1.85	-11.54	-10.24
VALIC Company II Aggressive Growth Lifestyle Fund	170,804,741	1.47	1.57	528,906,779	1.43	0.15	1.60	-10.06	-8.73
VALIC Company II Capital Appreciation Fund	19,162,320	1.88	2.03	41,217,310	0.45	0.15	1.60	-0.58	0.88
VALIC Company II Conservative Growth Lifestyle Fund	109,128,260	1.26	1.54	304,391,472	2.36	0.15	1.60	-7.55	-6.20
VALIC Company II Core Bond Fund	625,807,737	1.04	1.10	1,259,956,150	2.24	0.00	1.60	-3.60	-2.04
VALIC Company II Government Money Market II Fund	95,047,022	0.89	1.03	116,835,546	1.29	0.15	1.60	-0.34	1.12
VALIC Company II High Yield Bond Fund	159,619,662	1.28	1.58	437,180,562	5.60	0.15	1.60	-4.77	-3.38
VALIC Company II International Opportunities Fund	201,525,007	1.08	1.23	500,316,490	0.90	0.15	1.60	-18.82	-17.62
VALIC Company II Large Cap Value Fund	49,226,087	1.49	1.74	156,170,477	1.24	0.15	1.60	-11.56	-10.26
VALIC Company II Mid Cap Growth Fund	75,450,644		1.57	176,632,948	0.12	0.15	1.60	-8.89	-7.55
VALIC Company II Mid Cap Value Fund	113,038,656	1.53	1.63	617,783,072	0.46	0.15	1.60	-16.38	-15.15
VALIC Company II Moderate Growth Lifestyle Fund	273,159,524	1.40	1.62	853,639,488	1.63	0.15	1.60	-8.48	-7.14
VALIC Company II Small Cap Growth Fund	38,452,313	2.01	2.15	143,333,664	0.00	0.15	1.60	-6.18	-4.80
VALIC Company II Small Cap Value Fund	86,223,508	1.45	1.63	323,563,038	0.87	0.15	1.60	-16.92	-15.70
VALIC Company II Strategic Bond Fund	211,254,188	1.18	1.57	604,319,072	3.59	0.15	1.60	-5.08	-3.68
VALIC Company II U.S. Socially Responsible Fund	205,040,616	1.24	2.06	627,053,917	1.69	0.00	1.60	-6.72	-5.20
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	41,125,525	1.25	1.42	88,193,095	2.60	0.65	2.10	-4.98	-3.59
Vanguard LifeStrategy Growth Fund Investor Shares	94,046,683	1.45	1.46	230,105,943	2.37	0.65	2.10	-8.85	-7.51
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	99,419,127	1.36	1.46	233,716,151	2.48	0.65	2.10	-6.90	-5.53
Vanguard Long-Term Investment-Grade Fund Investor Shares	60,322,265	1.39	1.92	213,663,752	4.19	0.40	1.85	-7.68	-6.32
Vanguard Long-Term Treasury Fund Investor Shares	56,477,321	1.33	1.81	193,883,284	2.75	0.40	1.85	-3.71	-2.29
Vanguard Wellington Fund Investor Shares	400,037,303	1.20	1.60	1,769,540,521	2.71	0.00	2.10	-5.44	-3.42

51

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2018				For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Vanguard Windsor II Fund Investor Shares	361,271,823	1.57	1.73	1,473,470,129	2.18	0.65	2.10	-10.49	-9.18

	December 31, 2017				For the Year Ended December 31 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Beacon Bridgeway Large Cap Growth Fund Investor Class	65,555,598		1.01	66,441,706	0.00	0.40	1.85	1.33	1.38
AST SA BlackRock Multi-Asset Income Portfolio Class 3	38,503	11.74	11.96	457,385	3.02	1.15	1.55	4.52	19.61
AST SA PGI Asset Allocation Portfolio Class 3	1,804		18.36	33,128	2.38		1.30		12.01
AST SA Wellington Capital Appreciation Portfolio Class 3	36,697	29.04	31.04	1,128,049	0.00	1.30	1.90	29.96	30.74
AST SA Wellington Government and Quality Bond Portfolio Class 3	177,337	11.46	12.71	2,195,706	1.53	1.15	1.90	-0.01	27.13
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	14,929	11.32	11.38	169,675	0.12	1.15	1.55	14.28	14.74
Ariel Appreciation Fund Investor Class	98,592,900	1.87	2.20	371,011,142	0.76	0.40	1.85	13.00	14.64
Ariel Fund Investor Class	113,721,677	1.93	2.09	446,661,921	0.68	0.40	1.85	13.77	15.42
FTVIP Franklin Allocation VIP Fund Class 2	283		14.55	4,124	2.62		1.30		10.54
FTVIP Franklin Income VIP Fund Class 2	52,202	14.81	15.34	739,389	4.10	1.30	1.65	8.26	10.69
Goldman Sachs VIT Government Money Market Fund Service Shares	25,497	9.80	9.86	250,713	0.79	1.15	1.55	-1.37	-1.03
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	301,492,189	0.64	0.70	202,795,328	0.03	0.40	1.85	2.97	4.47
Invesco V.I. Comstock Fund Series II	59,903	18.26	19.39	1,148,183	2.04	1.30	1.90	15.37	16.06
Invesco V.I. Growth and Income Fund Series II	67,621	18.50	19.65	1,314,135	1.36	1.30	1.90	11.90	12.57
Lord Abbett Growth and Income Portfolio Class VC	8,155	16.28	16.63	124,750	1.46	1.30	1.55	15.06	15.41
SST SA Allocation Balanced Portfolio Class 3	66,966	15.39	16.11	1,048,256	2.14	1.15	1.55	3.00	8.83
SST SA Allocation Growth Portfolio Class 3	86,388	17.05	17.88	1,502,872	1.24	1.15	1.55	6.88	16.02
SST SA Allocation Moderate Growth Portfolio Class 3	88,920	15.81	16.80	1,439,760	1.66	1.15	1.65	6.06	13.27
SST SA Allocation Moderate Portfolio Class 3	136,804	15.88	16.66	2,211,165	2.00	1.15	1.55	5.07	11.55
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	41,090	12.13	12.19	500,336	1.48	1.15	1.55	17.65	18.12
SST SA Wellington Real Return Portfolio Class 3	102,432	10.98	11.84	1,180,311	2.81	1.15	1.90	0.02	18.42
SAST SA AB Growth Portfolio Class 3	13,868	24.72	25.65	355,077	0.00	1.30	1.65	29.52	29.97
SAST SA AB Small & Mid Cap Value Portfolio Class 3	25,769	22.56	24.50	613,193	0.12	1.15	1.90	4.05	10.68
SAST SA American Funds Asset Allocation Portfolio Class 3	653,413	17.48	31.76	11,879,037	0.91	1.15	1.65	7.76	14.00
SAST SA American Funds Global Growth Portfolio Class 3	44,254	19.98	21.73	933,189	0.99	1.15	1.90	4.83	28.64
SAST SA American Funds Growth Portfolio Class 3	42,455	20.74	22.51	928,454	0.44	1.15	1.90	2.26	25.54
SAST SA American Funds Growth-Income Portfolio Class 3	86,728	19.47	20.58	1,738,836	1.70	1.15	1.65	3.08	20.04
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	2,576,285	13.81	14.17	36,220,476	0.82	1.15	1.65	5.54	12.59
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	1,843,729	11.43	11.54	21,210,431	0.01	1.15	1.65	10.21	10.76
SAST SA Columbia Technology Portfolio Class 3	7,031	27.02	27.63	190,104	0.00	1.15	1.30	-3.88	33.11
SAST SA DFA Ultra Short Bond Portfolio Class 3	56,923	8.59	9.10	505,905	0.03	1.15	1.65	-9.04	-1.18
SAST SA Dogs of Wall Street Portfolio Class 3	74,886	24.47	26.08	1,938,614	2.25	1.30	1.90	16.30	17.00
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	176,949	16.11	18.13	3,117,512	4.51	1.15	1.90	1.06	6.05
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	7,236	12.85	13.13	94,373	2.68	1.30	1.55	3.51	3.77
SAST SA Fixed Income Index Portfolio Class 3	4,255		10.02	42,630	0.00	1.15	1.30	0.16	0.20
SAST SA Franklin Small Company Value Portfolio Class 3	16,956	18.51	20.10	330,857	0.39	1.15	1.90	1.81	7.49
SAST SA Goldman Sachs Global Bond Portfolio Class 3	123,240	12.02	12.94	1,552,906	2.98	1.15	1.90	3.21	29.41
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	1,461		10.30	15,048	0.00		1.15		2.99
SAST SA Index Allocation 60/40 Portfolio Class 3	39,466	10.97	11.01	433,934	0.45	1.15	1.55	9.67	10.06
SAST SA Index Allocation 80/20 Portfolio Class 3	142,179	11.27	11.31	1,606,337	0.97	1.15	1.55	12.69	13.09
SAST SA Index Allocation 90/10 Portfolio Class 3	563,893	11.44	11.48	6,466,080	1.02	1.15	1.55	14.37	14.78
SAST SA International Index Portfolio Class 3	880		10.34	9,104	0.00		1.30		3.44
SAST SA Invesco Growth Opportunities Portfolio Class 3	2,940	22.12	22.63	65,349	0.00	1.15	1.30	3.18	22.94
SAST SA Invesco Main Street Large Cap Portfolio Class 3	53,832	18.75	20.42	1,066,784	0.85	1.15	1.90	3.45	14.39
SAST SA Invesco VCP Equity-Income Portfolio Class 3	1,291,189	13.22	13.47	17,272,557	0.98	1.15	1.55	8.30	34.68
SAST SA Janus Focused Growth Portfolio Class 3	17,257	19.17	20.43	348,761	0.00	1.30	1.90	27.39	28.16
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	59,487	17.91	18.69	1,092,156	1.50	1.15	1.55	2.94	12.52
SAST SA JPMorgan Emerging Markets Portfolio Class 3	20,297	12.93	13.77	277,098	1.88	1.30	1.90	39.26	40.10
SAST SA JPMorgan Equity-Income Portfolio Class 3	67,111	18.96	20.68	1,335,206	2.04	1.15	1.90	6.77	15.78
SAST SA JPMorgan Global Equities Portfolio Class 3	319		15.61	4,978	2.18		1.30		22.43
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	240,116	13.36	14.66	3,404,288	2.39	1.15	1.90	0.51	2.27
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	6,478	24.37	25.76	160,286	0.00	1.15	1.65	2.07	27.21
SAST SA Large Cap Index Portfolio Class 3	347		10.49	3,642	0.00		1.30		4.87
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	44,911	18.15	19.26	855,318	1.58	1.30	1.90	18.02	18.72
SAST SA Legg Mason Tactical Opportunities Class 3	2,755		10.29	28,331	0.14		1.15		2.85
SAST SA MFS Blue Chip Growth Portfolio Class 3	32,737	20.03	21.93	693,096	0.49	1.15	1.90	7.08	24.34
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	59,144	20.52	21.93	1,281,620	0.84	1.30	1.90	20.80	21.52
SAST SA MFS Total Return Portfolio Class 3	41,469	16.92	17.32	703,882	2.65	1.15	1.30	4.92	10.50
SAST SA Mid Cap Index Portfolio Class 3	2,178		10.45	22,760	0.00		1.30		4.50

52

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2017				For the Year Ended December 31 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Morgan Stanley International Equities Portfolio Class 3	58,849	11.52	12.26	714,257	1.00	1.30	1.90	22.40	23.13
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	1,633,718	12.83	13.13	21,292,596	0.19	1.15	1.65	14.29	31.28
SAST SA PineBridge High-Yield Bond Portfolio Class 3	39,223	15.18	16.63	630,137	7.36	1.15	1.90	-0.07	10.84
SAST SA Putnam International Growth and Income Portfolio Class 3	12,185	10.27	10.65	128,806	1.35	1.30	1.65	22.16	22.58
SAST SA Schroders VCP Global Allocation Portfolio Class 3	1,099,143	12.05	12.14	13,307,811	0.00	1.15	1.55	11.36	11.80
SAST SA Small Cap Index Portfolio Class 3	717		10.15	7,283	0.00		1.30		1.53
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	2,485		10.29	25,568	0.26		1.30		2.88
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	1,632,204	12.34	12.46	20,286,212	0.04	1.15	1.65	16.96	17.55
SAST SA Templeton Foreign Value Portfolio Class 3	44,335	11.58	12.57	539,649	2.68	1.15	1.90	19.18	25.74
SAST SA VCP Dynamic Allocation Portfolio Class 3	4,224,848	13.85	14.48	60,636,054	1.17	1.15	1.90	10.94	17.70
SAST SA VCP Dynamic Strategy Portfolio Class 3	3,596,318	13.64	14.22	50,719,252	1.14	1.15	1.90	8.32	27.28
SAST SA VCP Index Allocation Portfolio Class 3	31,649		10.39	328,875	0.32	1.15	1.30	3.91	3.95
SAST SA WellsCap Aggressive Growth Portfolio Class 3	5,754	16.61	17.53	96,543	0.00	1.15	1.55	8.32	27.28
T Rowe Price Retirement 2015 Advisor Class	6,941,929	1.16	1.18	8,061,513	1.80	0.40	1.00	11.99	12.66
T Rowe Price Retirement 2020 Advisor Class	18,329,571	1.19	1.21	21,791,463	1.86	0.40	1.00	14.35	15.04
T Rowe Price Retirement 2025 Advisor Class	16,182,459	1.21	1.23	19,613,699	1.75	0.40	1.00	16.21	16.91
T Rowe Price Retirement 2030 Advisor Class	18,009,073	1.23	1.25	22,212,775	1.66	0.40	1.00	17.97	18.68
T Rowe Price Retirement 2035 Advisor Class	14,111,849	1.25	1.27	17,629,572	1.59	0.40	1.00	19.40	20.12
T Rowe Price Retirement 2040 Advisor Class	13,688,485	1.26	1.28	17,255,687	1.41	0.40	1.00	20.47	21.20
T Rowe Price Retirement 2045 Advisor Class	8,755,032	1.27	1.29	11,088,785	1.41	0.40	1.00	20.86	21.59
T Rowe Price Retirement 2050 Advisor Class	6,781,366	1.27	1.29	8,588,190	1.54	0.40	1.00	20.88	21.60
T Rowe Price Retirement 2055 Advisor Class	3,136,305	1.26	1.29	3,969,530	1.61	0.40	1.00	20.85	21.58
T Rowe Price Retirement 2060 Advisor Class	1,630,664		1.27	2,065,199	1.52	0.80	1.00	20.13	20.85
VALIC Company I Asset Allocation Fund	19,687,755	1.49	1.74	169,985,814	2.26	0.40	1.85	11.18	12.80
VALIC Company I Blue Chip Growth Fund	268,377,083	1.41	2.48	677,387,157	0.00	0.00	1.85	33.72	36.21
VALIC Company I Capital Conservation Fund	41,760,249	1.09	1.39	157,163,167	2.21	0.40	1.85	1.62	3.10
VALIC Company I Core Equity Fund	59,147,729	1.84	2.01	260,339,105	1.06	0.40	1.85	18.82	20.55
VALIC Company I Dividend Value Fund	211,950,225	1.87	2.08	749,009,037	1.85	0.40	1.85	15.91	17.60
VALIC Company I Dynamic Allocation Fund	184,019,647	1.34	1.44	256,696,371	1.84	0.40	1.85	17.98	19.74
VALIC Company I Emerging Economies Fund	705,849,703	0.87	1.12	827,618,593	1.38	0.40	1.85	38.69	40.70
VALIC Company I Global Real Estate Fund	202,170,993	1.44	1.60	305,291,918	4.25	0.40	1.85	11.76	13.39
VALIC Company I Global Strategy Fund	189,404,761	1.41	1.63	402,925,907	0.95	0.40	1.85	11.48	13.10
VALIC Company I Government Money Market I Fund	151,958,592	0.88	1.00	298,449,002	0.37	0.40	1.85	-1.46	-0.02
VALIC Company I Government Securities Fund	29,772,524	1.05	1.30	103,623,831	2.41	0.40	1.85	0.17	1.63
VALIC Company I Growth Fund	500,617,337	2.05	2.14	1,156,870,571	0.73	0.40	1.85	27.86	29.72
VALIC Company I Health Sciences Fund	147,159,519	3.27	3.80	753,751,250	0.00	0.40	1.85	25.33	27.15
VALIC Company I Inflation Protected Fund	356,598,447	1.05	1.06	475,521,264	0.24	0.00	1.85	2.94	4.86
VALIC Company I International Equities Index Fund	592,146,213	1.02	1.25	1,314,892,996	2.33	0.40	1.85	22.08	23.86
VALIC Company I International Government Bond Fund	56,030,138	1.03	1.36	175,219,643	0.00	0.40	1.85	6.13	7.67
VALIC Company I International Growth Fund	128,589,034	1.24	1.37	429,090,653	1.41	0.40	1.85	25.30	27.12
VALIC Company I International Socially Responsible Fund	62,001,730	1.59	1.76	438,775,790	1.65	0.40	1.85	20.47	22.22
VALIC Company I International Value Fund	557,899,484	1.08	1.23	835,931,366	1.87	0.00	1.85	14.86	17.00
VALIC Company I Large Cap Core Fund	56,932,870	2.16	2.43	162,489,954	0.94	0.40	1.85	19.22	20.95
VALIC Company I Large Capital Growth Fund	192,008,244	1.83	1.86	433,864,557	0.69	0.40	1.85	26.20	28.03
VALIC Company I Mid Cap Index Fund	151,102,680	2.01	2.29	3,368,306,160	1.18	0.40	1.85	13.79	15.45
VALIC Company I Mid Cap Strategic Growth Fund	102,563,019	1.73	1.74	267,375,959	0.00	0.40	1.85	23.97	25.78
VALIC Company I Nasdaq-100 Index Fund	233,595,865	2.66	2.90	405,176,660	0.67	0.40	1.85	29.87	31.76
VALIC Company I Science & Technology Fund	171,772,064	2.47	2.73	1,235,770,150	0.00	0.40	1.85	38.74	40.75
VALIC Company I Small Cap Aggressive Growth Fund	46,038,834	2.13	2.50	135,783,972	0.00	0.40	1.85	35.36	37.33
VALIC Company I Small Cap Fund	56,550,062	1.86	2.04	319,532,678	0.29	0.40	1.85	12.62	14.26
VALIC Company I Small Cap Index Fund	150,551,361	1.88	2.02	1,116,403,270	1.05	0.40	1.85	12.29	13.92
VALIC Company I Small Cap Special Values Fund	108,543,231	1.97	2.26	235,467,713	1.00	0.60	1.85	9.22	10.58
VALIC Company I Small Mid Growth Fund	57,916,161	1.79	1.90	116,510,136	0.00	0.40	1.85	25.43	27.25
VALIC Company I Stock Index Fund	420,173,995	2.12	98.82	4,581,664,951	1.48	0.33	1.85	19.20	21.02
VALIC Company I Systematic Core Fund	27,155,285	1.75	1.94	122,471,889	1.13	0.40	1.85	18.85	20.58
VALIC Company I Systematic Value Fund	23,917,635	1.94	1.98	53,146,967	1.37	0.40	1.85	15.98	17.67
VALIC Company I Value Fund	36,999,386	1.69	1.86	92,102,037	1.70	0.40	1.85	13.23	14.88
VALIC Company II Aggressive Growth Lifestyle Fund	175,049,393	1.64	1.73	597,400,403	1.79	0.15	1.60	14.42	16.09
VALIC Company II Capital Appreciation Fund	19,345,424	1.86	2.04	41,498,943	0.47	0.15	1.60	21.78	23.55
VALIC Company II Conservative Growth Lifestyle Fund	113,512,838	1.36	3.23	339,604,862	2.57	0.35	1.60	8.50	9.86
VALIC Company II Core Bond Fund	497,723,255	1.07	1.14	1,023,246,404	2.46	0.00	1.60	2.95	4.60
VALIC Company II Government Money Market II Fund	101,543,860	0.90	1.02	123,795,829	0.33	0.15	1.60	-1.26	0.18
VALIC Company II High Yield Bond Fund	173,436,602	1.35	1.64	495,903,122	4.63	0.15	1.60	6.20	7.75
VALIC Company II International Opportunities Fund	225,444,336	1.32	1.51	684,261,194	1.31	0.15	1.60	37.15	39.15
VALIC Company II Large Cap Value Fund	57,219,062	1.66	1.96	203,476,187	1.32	0.15	1.60	13.23	14.88
VALIC Company II Mid Cap Growth Fund	54,538,747	1.70	1.73	136,586,222	0.00	0.15	1.60	29.51	31.40

53

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2017				For the Year Ended December 31 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company II Mid Cap Value Fund	134,638,078	1.83	1.92	876,439,667	0.57	0.15	1.60	12.66	14.30
VALIC Company II Moderate Growth Lifestyle Fund	273,875,279	1.53	1.74	927,236,654	2.12	0.15	1.60	11.81	13.44
VALIC Company II Small Cap Growth Fund	32,109,839	2.14	2.26	126,112,240	0.00	0.15	1.60	39.22	41.25
VALIC Company II Small Cap Value Fund	96,767,255	1.74	1.93	433,221,890	0.86	0.15	1.60	3.28	4.78
VALIC Company II Strategic Bond Fund	206,604,694	1.24	1.63	612,659,053	3.64	0.15	1.60	5.12	6.65
VALIC Company II U.S. Socially Responsible Fund	239,129,520	1.31	2.20	779,504,963	1.36	0.00	1.60	18.75	20.65
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	41,049,609	1.31	1.47	91,831,292	2.23	0.65	2.10	8.68	10.27
Vanguard LifeStrategy Growth Fund Investor Shares	94,056,973	1.60	2.86	250,146,680	2.22	0.85	2.10	16.74	18.21
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	101,919,583	1.46	1.54	255,132,358	2.24	0.65	2.10	12.66	14.30
Vanguard Long-Term Investment-Grade Fund Investor Shares	76,473,321	1.51	2.05	290,216,586	3.61	0.40	1.85	9.88	11.48
Vanguard Long-Term Treasury Fund Investor Shares	62,988,883	1.39	1.85	222,624,818	2.66	0.40	1.85	6.60	8.15
Vanguard Wellington Fund Investor Shares	426,658,543	1.24	1.69	1,988,511,026	2.48	0.00	2.10	12.35	14.72
Vanguard Windsor II Fund Investor Shares	397,426,878	1.73	1.93	1,798,668,358	1.97	0.65	2.10	14.36	16.03

	December 31, 2016				For the Year Ended December 31 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AST SA BlackRock Multi-Asset Income Portfolio Class 3	8,433		11.34	95,603	3.28		1.30		4.90
AST SA Wellington Capital Appreciation Portfolio Class 3	36,912	22.35	23.74	868,788	0.00	1.30	1.90	-0.18	0.42
AST SA Wellington Government and Quality Bond Portfolio Class 3	117,329	11.61	12.25	1,428,187	1.26	1.30	1.90	-2.67	-0.09
Ariel Appreciation Fund Investor Class	125,520,695	1.65	1.92	415,560,302	0.67	0.40	1.85	10.60	12.22
Ariel Fund Investor Class	127,747,087	1.70	1.81	438,241,476	0.29	0.40	1.85	13.45	15.10
FTVIP Franklin Allocation VIP Fund Class 2	266		13.16	3,499	3.54		1.30		11.72
FTVIP Franklin Income VIP Fund Class 2	46,142	13.38	14.17	645,658	5.09	1.30	1.90	11.88	12.55
Goldman Sachs VIT Government Money Market Fund Service Shares	17,691	9.90	9.92	175,364	0.04	1.30	1.55	-1.00	-0.84
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5	301,402,901	0.62	0.66	195,116,290	2.36	0.60	1.85	9.91	11.29
Invesco V.I. Comstock Fund Series II	56,339	15.82	16.70	931,540	1.47	1.30	1.90	14.79	15.48
Invesco V.I. Growth and Income Fund Series II	62,992	16.53	17.46	1,088,719	0.99	1.30	1.90	17.19	17.89
Lord Abbett Growth and Income Portfolio Class VC	6,154	14.58	14.86	91,268	2.67	1.30	1.55	15.32	15.61
SST SA Allocation Balanced Portfolio Class 3	34,416	14.14	14.40	491,121	1.74	1.30	1.55	3.62	3.88
SST SA Allocation Growth Portfolio Class 3	33,942	14.70	14.98	506,053	2.31	1.30	1.55	4.12	4.38
SST SA Allocation Moderate Growth Portfolio Class 3	52,648	13.96	14.39	739,763	1.76	1.30	1.65	3.93	4.29
SST SA Allocation Moderate Portfolio Class 3	56,236	14.24	14.49	803,369	1.87	1.30	1.55	3.95	4.21
SST SA Wellington Real Return Portfolio Class 3	45,485	10.98	11.46	515,635	0.00	1.30	1.90	1.75	2.36
SAST SA AB Growth Portfolio Class 3	11,303	19.08	19.74	222,745	0.00	1.30	1.65	0.88	1.24
SAST SA AB Small & Mid Cap Value Portfolio Class 3	16,090	20.38	21.51	342,554	0.17	1.30	1.90	22.31	23.04
SAST SA American Funds Asset Allocation Portfolio Class 3	180,815	14.96	15.81	2,808,498	2.14	1.30	1.90	7.69	7.77
SAST SA American Funds Global Growth Portfolio Class 3	37,883	15.53	16.41	617,828	2.01	1.30	1.90	-1.54	-0.95
SAST SA American Funds Growth Portfolio Class 3	30,147	16.52	17.43	520,813	0.35	1.30	1.90	7.13	7.77
SAST SA American Funds Growth-Income Portfolio Class 3	58,048	16.22	16.70	967,240	1.43	1.30	1.65	9.39	9.78
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	1,625,830	12.27	12.44	20,214,005	0.77	1.30	1.65	5.26	5.62
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	1,113,436	10.37	10.40	11,580,535	0.06	1.30	1.65	3.67	4.01
SAST SA Columbia Technology Portfolio Class 3	3,283	19.91	20.30	66,469	0.00	1.30	1.55	14.75	15.04
SAST SA DFA Ultra Short Bond Portfolio Class 3	22,197	8.69	8.96	209,131	0.00	1.30	1.65	-1.97	-1.63
SAST SA Dogs of Wall Street Portfolio Class 3	59,711	21.04	22.29	1,320,918	1.98	1.30	1.90	15.43	16.12
SAST SA Federated Hermes Corporate Bond Portfolio Class 3	126,890	15.97	16.88	2,115,527	3.91	1.30	1.90	4.29	7.08
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	4,272	12.41	12.65	53,937	2.05	1.30	1.55	6.70	6.96
SAST SA Franklin Small Company Value Portfolio Class 3	14,310	17.22	18.16	257,984	0.47	1.30	1.90	28.11	28.88
SAST SA Goldman Sachs Global Bond Portfolio Class 3	78,294	11.40	12.02	938,530	0.08	1.30	1.90	-0.95	-0.25
SAST SA Invesco Growth Opportunities Portfolio Class 3	1,591		17.99	28,621	0.00		1.30		2.32
SAST SA Invesco Main Street Large Cap Portfolio Class 3	51,588	16.39	17.33	889,133	0.57	1.30	1.90	9.29	9.95
SAST SA Invesco VCP Equity-Income Portfolio Class 3	802,230	12.21	12.32	9,879,362	0.66	1.30	1.55	8.16	8.43
SAST SA Janus Focused Growth Portfolio Class 3	16,283	15.05	15.94	256,997	0.00	1.30	1.90	-3.54	-2.96
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	36,719	15.92	16.24	595,830	1.88	1.30	1.55	5.26	5.52
SAST SA JPMorgan Emerging Markets Portfolio Class 3	19,458	9.28	9.83	189,777	1.89	1.30	1.90	8.36	9.01
SAST SA JPMorgan Equity-Income Portfolio Class 3	62,380	16.38	17.23	1,066,113	1.95	1.30	1.90	13.10	13.78
SAST SA JPMorgan Global Equities Portfolio Class 3	141		12.75	1,800	0.61		1.30		4.04
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	150,574	11.65	13.90	2,067,602	1.99	1.30	1.90	1.18	1.79
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	3,481	19.16	19.73	67,576	0.00	1.30	1.65	-1.68	-1.34
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	39,617	15.38	16.23	636,897	0.71	1.30	1.90	12.17	12.84
SAST SA MFS Blue Chip Growth Portfolio Class 3	30,624	16.11	17.05	518,139	0.45	1.30	1.90	4.09	4.72
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	54,991	16.99	18.04	981,427	0.73	1.30	1.90	6.33	6.97
SAST SA MFS Total Return Portfolio Class 3	29,294	15.02	15.32	480,060	2.72	1.30	1.55	7.13	7.40

54

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2016				For the Year Ended December 31 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Morgan Stanley International Equities Portfolio Class 3	51,515	9.41	9.96	508,712	1.08	1.30	1.90	-4.04	-3.46
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	1,270,952	11.22	11.37	14,441,076	0.00	1.30	1.65	5.04	5.40
SAST SA PineBridge High-Yield Bond Portfolio Class 3	22,591	14.13	15.01	330,929	8.15	1.30	1.90	13.00	16.44
SAST SA Putnam International Growth and Income Portfolio Class 3	10,671	8.41	8.69	91,918	0.71	1.30	1.65	-0.40	-0.05
SAST SA Schroders VCP Global Allocation Portfolio Class 3	553,684	10.82	10.84	6,003,699	0.00	1.30	1.55	8.19	8.45
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	890,030	10.55	10.59	9,423,063	0.34	1.30	1.65	6.72	6.82
SAST SA Templeton Foreign Value Portfolio Class 3	40,197	9.72	10.24	408,274	1.91	1.30	1.90	-0.74	-0.15
SAST SA VCP Dynamic Allocation Portfolio Class 3	3,549,403	11.77	12.12	43,002,007	1.75	1.30	1.90	2.55	3.16
SAST SA VCP Dynamic Strategy Portfolio Class 3	2,976,061	11.75	12.07	35,910,454	1.67	1.30	1.90	3.18	3.80
SAST SA WellsCap Aggressive Growth Portfolio Class 3	5,710	13.05	13.34	74,893	0.00	1.30	1.55	5.47	5.73
T Rowe Price Retirement 2015 Advisor Class	5,704,323	1.04	1.05	5,915,079	2.31	0.40	1.00	5.97	6.61
T Rowe Price Retirement 2020 Advisor Class	13,032,049	1.04	1.05	13,544,551	2.00	0.40	1.00	6.09	6.72
T Rowe Price Retirement 2025 Advisor Class	9,816,678	1.04	1.05	10,232,738	1.84	0.40	1.00	6.18	6.82
T Rowe Price Retirement 2030 Advisor Class	9,928,524	1.04	1.06	10,376,356	1.78	0.40	1.00	6.35	6.99
T Rowe Price Retirement 2035 Advisor Class	7,748,441		1.05	8,104,234	1.68	0.60	1.00	6.29	6.71
T Rowe Price Retirement 2040 Advisor Class	7,310,704	1.05	1.06	7,646,811	1.46	0.40	1.00	6.27	6.91
T Rowe Price Retirement 2045 Advisor Class	4,316,183	1.05	1.06	4,519,088	1.45	0.40	1.00	6.41	7.04
T Rowe Price Retirement 2050 Advisor Class	2,927,475	1.05	1.06	3,065,383	1.49	0.40	1.00	6.39	7.03
T Rowe Price Retirement 2055 Advisor Class	1,140,956	1.05	1.06	1,194,321	1.44	0.40	1.00	6.39	7.03
T Rowe Price Retirement 2060 Advisor Class	708,969	1.05	1.06	742,650	1.21	0.80	1.00	6.38	7.02
VALIC Company I Asset Allocation Fund	20,870,982	1.34	8.95	160,419,945	2.03	0.60	1.85	5.35	6.67
VALIC Company I Blue Chip Growth Fund	296,981,404	1.85	2.00	556,809,759	0.00	0.60	1.85	-0.99	0.25
VALIC Company I Capital Conservation Fund	38,515,466	1.08	4.19	144,459,223	2.05	0.60	1.85	0.40	1.66
VALIC Company I Core Equity Fund	64,571,955	1.52	1.69	236,958,128	1.08	0.40	1.85	10.65	12.26
VALIC Company I Dividend Value Fund	223,573,305	1.59	1.80	675,597,795	2.12	0.40	1.85	14.58	16.25
VALIC Company I Dynamic Allocation Fund	205,756,033	1.14	1.19	241,268,323	2.00	0.60	1.85	2.93	4.22
VALIC Company I Emerging Economies Fund	733,157,892	0.62	0.81	614,843,884	2.60	0.40	1.85	9.44	11.03
VALIC Company I Global Real Estate Fund	244,712,308	1.29	1.38	327,651,930	3.14	0.60	1.85	0.40	1.66
VALIC Company I Global Strategy Fund	214,909,453	1.27	1.97	406,455,323	6.06	0.60	1.85	3.37	4.66
VALIC Company I Government Money Market I Fund	163,996,811	0.90	1.00	324,004,925	0.01	0.40	1.85	-1.82	-0.39
VALIC Company I Government Securities Fund	31,411,762	1.05	4.02	109,583,866	2.43	0.60	1.85	-0.63	0.62
VALIC Company I Growth Fund	483,872,585	1.60	1.65	866,903,856	0.64	0.40	1.85	2.87	4.37
VALIC Company I Health Sciences Fund	165,775,531	2.61	4.30	671,812,946	0.00	0.60	1.85	-12.13	-11.03
VALIC Company I Inflation Protected Fund	321,032,128	1.03	1.34	412,297,625	1.22	0.60	1.85	1.90	3.18
VALIC Company I International Equities Index Fund	481,966,613	1.03	2.00	871,140,427	2.67	0.60	1.85	-0.59	0.65
VALIC Company I International Government Bond Fund	62,101,781	0.97	1.26	181,845,967	2.55	0.40	1.85	1.81	3.29
VALIC Company I International Growth Fund	138,846,105	1.09	2.88	368,095,001	1.44	0.60	1.85	-4.53	-3.33
VALIC Company I International Socially Responsible Fund	64,573,236	1.30	1.46	382,685,355	1.89	0.40	1.85	4.99	6.52
VALIC Company I International Value Fund	581,021,306	0.97	1.07	752,759,884	2.21	0.40	1.85	10.05	11.65
VALIC Company I Large Cap Core Fund	60,196,973	1.81	2.48	142,972,826	3.44	0.60	1.85	6.63	7.96
VALIC Company I Large Capital Growth Fund	207,313,236	1.43	1.47	368,041,985	0.89	0.40	1.85	4.21	5.72
VALIC Company I Mid Cap Index Fund	163,461,466	1.77	1.98	3,198,448,688	1.19	0.40	1.85	18.42	20.14
VALIC Company I Mid Cap Strategic Growth Fund	110,264,905		1.39	230,093,583	0.00	0.40	1.85	7.68	9.25
VALIC Company I Nasdaq-100 Index Fund	225,863,789	1.40	2.05	299,014,678	0.65	0.60	1.85	4.82	6.13
VALIC Company I Science & Technology Fund	179,094,645	1.78	1.94	920,374,886	0.00	0.40	1.85	5.37	6.90
VALIC Company I Small Cap Aggressive Growth Fund	49,417,602	1.57	2.25	106,752,000	0.00	0.60	1.85	-0.07	1.19
VALIC Company I Small Cap Fund	63,357,719	1.65	1.79	315,020,335	0.20	0.40	1.85	13.18	14.83
VALIC Company I Small Cap Index Fund	161,282,233	1.67	1.77	1,056,873,669	1.19	0.40	1.85	18.96	20.70
VALIC Company I Small Cap Special Values Fund	124,786,134	1.80	2.05	245,467,708	1.42	0.60	1.85	27.47	29.07
VALIC Company I Small Mid Growth Fund	62,534,119	1.42	1.65	99,380,094	0.00	0.60	1.85	-1.61	-0.37
VALIC Company I Stock Index Fund	438,663,027	1.77	81.66	3,985,297,949	2.44	0.33	1.85	9.56	11.23
VALIC Company I Systematic Core Fund	27,491,527	1.63	4.17	105,060,295	1.24	0.60	1.85	9.19	10.56
VALIC Company I Systematic Value Fund	24,571,826	1.71	1.99	46,787,694	1.39	0.60	1.85	11.76	13.17
VALIC Company I Value Fund	41,890,640	1.64	2.30	91,300,280	1.48	0.60	1.85	11.24	12.63
VALIC Company II Aggressive Growth Lifestyle Fund	179,473,955	1.43	3.17	530,487,019	2.06	0.35	1.60	7.06	8.40
VALIC Company II Capital Appreciation Fund	20,863,767	1.68	1.87	36,509,166	0.38	0.35	1.60	0.44	1.70
VALIC Company II Conservative Growth Lifestyle Fund	118,462,070	1.25	2.94	323,748,368	2.78	0.35	1.60	4.95	6.27
VALIC Company II Core Bond Fund	449,371,836	1.11	1.47	892,797,494	2.08	0.15	1.60	1.80	3.29
VALIC Company II Government Money Market II Fund	109,867,124	0.91	1.30	134,153,010	0.01	0.35	1.60	-1.58	-0.34
VALIC Company II High Yield Bond Fund	168,773,678	1.27	2.87	449,284,525	4.03	0.35	1.60	11.11	12.50
VALIC Company II International Opportunities Fund	229,789,203	1.10	2.35	504,126,294	1.11	0.35	1.60	-2.13	-0.90
VALIC Company II Large Cap Value Fund	66,351,638	1.73	3.34	203,980,017	1.10	0.35	1.60	15.22	16.66
VALIC Company II Mid Cap Growth Fund	52,595,301	1.33	2.05	100,676,950	0.00	0.35	1.60	3.02	4.31
VALIC Company II Mid Cap Value Fund	160,086,694	1.63	1.68	919,346,687	0.26	0.15	1.60	12.26	13.89
VALIC Company II Moderate Growth Lifestyle Fund	280,843,771	1.37	3.22	842,935,369	2.20	0.35	1.60	6.69	8.02

55

SEPARATE ACCOUNT A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	December 31, 2016				For the Year Ended December 31 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
VALIC Company II Small Cap Growth Fund	27,036,435	1.54	2.99	75,435,259	0.00	0.35	1.60	6.13	7.46
VALIC Company II Small Cap Value Fund	116,675,370	1.69	1.85	502,254,358	1.10	0.15	1.60	28.01	29.88
VALIC Company II Strategic Bond Fund	210,077,767	1.18	3.01	585,263,049	4.06	0.35	1.60	6.46	7.79
VALIC Company II U.S. Socially Responsible Fund	268,366,950	1.86	2.94	734,092,410	1.38	0.35	1.60	8.90	10.27
Vanguard LifeStrategy Conservative Growth Fund Investor Shares	42,667,897	1.21	2.19	87,064,491	2.23	0.85	2.10	3.71	5.01
Vanguard LifeStrategy Growth Fund Investor Shares	96,702,868	1.37	2.42	218,344,085	2.26	0.85	2.10	6.08	7.41
Vanguard LifeStrategy Moderate Growth Fund Investor Shares	102,772,385	1.30	2.36	226,264,382	2.23	0.85	2.10	4.91	6.23
Vanguard Long-Term Investment-Grade Fund Investor Shares	85,760,846	1.37	1.84	293,362,656	4.90	0.40	1.85	5.84	7.38
Vanguard Long-Term Treasury Fund Investor Shares	73,586,886	1.30	1.71	241,608,557	2.79	0.40	1.85	-0.66	0.79
Vanguard Wellington Fund Investor Shares	439,520,652	1.50	1.66	1,818,946,852	2.58	0.65	2.10	8.71	10.30
Vanguard Windsor II Fund Investor Shares	431,195,785	1.49	1.69	1,694,716,004	2.41	0.65	2.10	11.06	12.68

(a)

Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)	These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)

These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)

These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)

These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7.	Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through the date the financial statements were issued.

56

The Variable Annuity Life

Insurance Company

Audited Statutory Financial Statements

At December 31, 2020 and 2019 and

for each of the three years ended December 31, 2020

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

TABLE OF CONTENTS TO AUDITED STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION

SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities	70
Supplemental Investment Risks Interrogatories	72
Supplemental Summary Investment Schedule	78
Supplemental Schedule of Reinsurance Disclosures	79

Report of Independent Auditors

To the Board of Directors and Shareholder of The Variable Annuity Life Insurance Company

We have audited the accompanying statutory financial statements of The Variable Annuity Life Insurance Company (the “Company”), an indirect, wholly-owned subsidiary of American International Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Investment Risks Interrogatories, Supplemental Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2020 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 23, 2021

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2020	2019
Admitted assets
Cash and investments
Bonds	$37,621	$36,053
Preferred stock	3	42
Common stock	131	116
Cash, cash equivalents and short-term investments	(30)	232
Mortgage loans	6,928	7,153
Real estate	5	5
Contract loans	517	576
Derivatives	227	248
Securities lending reinvested collateral assets	1,383	1,173
Other invested assets	1,746	1,039
Total cash and investments	48,531	46,637
Amounts receivable under reinsurance contracts	2	36
Deferred tax asset	88	72
Due and accrued investment income	615	615
Receivables from affiliates	116	89
Other assets	31	223
Separate account assets	41,727	38,158
Total admitted assets	$91,110	$85,830

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

	December 31,
(in millions, except per share data)	2020	2019
Liabilities
Policy reserves and contractual liabilities
Life and annuity reserves	$38,090	$37,001
Liabilities for deposit-type contracts	5,768	5,442
Total policy reserves and contractual liabilities	43,858	42,443
Payable to affiliates	81	71
Interest maintenance reserve	98	111
Amounts withheld or retained by Company as agent or trustee and held for agents’ account	25	28
Federal income taxes payable	6	32
Derivatives	3	1
Payable for securities lending	1,479	1,167
Repurchase agreements	29	15
Collateral for derivatives program	238	297
Accrued expenses and other liabilities	104	113
Net transfers to (from) separate accounts due or accrued	(188)	197
Asset valuation reserve	745	597
Separate account liabilities	41,727	38,158
Total liabilities	88,205	83,230
Commitments and contingencies (see Note 18)

Capital and surplus
Common stock, $1 par value; 5,000,000 shares authorized; 3,575,000 issued and outstanding	4	4
Other than special deficit funds	(3)	(3)
Gross paid-in and contributed surplus	2,263	2,263
Unassigned surplus	641	336
Total capital and surplus	2,905	2,600
Total liabilities and capital and surplus	$91,110	$85,830

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
(in millions)	2020	2019	2018
Revenues
Premiums and annuity considerations	$4,014	$4,619	$4,617
Net investment income	2,006	2,154	2,189
Amortization of interest maintenance reserve	18	26	33
Reserve adjustments on reinsurance ceded	(55)	(40)	499
Commissions and expense allowances	-	-	1
Separate account fees	377	407	363
Other income	251	230	243
Total revenues	6,611	7,396	7,945
Benefits and expenses
Annuity benefits	683	608	538
Surrender benefits	5,351	6,297	6,448
Other benefits	146	187	103
Change in reserves	1,231	657	537
Commissions	153	173	182
General insurance expenses	400	365	333
Net transfers from separate accounts	(2,136)	(1,667)	(1,200)
Other expenses	118	113	119
Total benefits and expenses	5,946	6,733	7,060
Net gain from operations before federal income taxes	665	663	885
Federal income tax expense	270	303	189
Net gain from operations	395	360	696
Net realized capital gains (losses), net of tax	168	71	(14)
Net income	$563	$431	$682

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(in millions)	Common Stock	Other Than Special Surplus (Deficit) Funds	Gross Paid- In and Contributed Surplus	Unassigned Surplus	Total Capital and Surplus
Balance, January 1, 2018	$4	$(3)	$2,263	$536	$2,800
Net income	-	-	-	682	682
Change in net unrealized capital gains (losses)	-	-	-	41	41
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	(73)	(73)
Change in deferred tax	-	-	-	(16)	(16)
Change in non-admitted assets	-	-	-	(81)	(81)
Change in asset valuation reserve	-	-	-	(15)	(15)
Dividends to stockholder	-	-	-	(649)	(649)
Balance, December 31, 2018	$4	$(3)	$2,263	$425	$2,689
Net income	-	-	-	431	431
Change in net unrealized capital gains (losses)	-	-	-	(3)	(3)
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	59	59
Change in deferred tax	-	-	-	260	260
Change in non-admitted assets	-	-	-	(125)	(125)
Change in asset valuation reserve	-	-	-	(56)	(56)
Change in surplus from separate accounts	-	-	-	52	52
Other changes in surplus in separate accounts	-	-	-	(52)	(52)
Cumulative effect of changes in accounting principles	-	-	-	(28)	(28)
Dividends to stockholder	-	-	-	(622)	(622)
Prior period corrections (see Note 2)	-	-	-	(5)	(5)
Balance, December 31, 2019	$4	$(3)	$2,263	$336	$2,600
Net income	-	-	-	563	563
Change in net unrealized capital gains (losses)	-	-	-	(45)	(45)
Change in net unrealized foreign exchange capital gains (losses)	-	-	-	116	116
Change in deferred tax	-	-	-	139	139
Change in non-admitted assets	-	-	-	(122)	(122)
Change in reserve on account	-	-	-	134	134
Change in asset valuation reserve	-	-	-	(148)	(148)
Change in surplus from separate accounts	-	-	-	16	16
Other changes in surplus in separate accounts	-	-	-	(16)	(16)
Dividends to stockholder	-	-	-	(360)	(360)
Disposition of investment	-	-	-	20	20
Prior period corrections (see Note 2)	-	-	-	8	8
Balance, December 31, 2020	$4	$(3)	$2,263	$641	$2,905

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(in millions)	2020	2019	2018
Cash from operations
Premium and annuity considerations, collected, net of reinsurance	$4,014	$4,619	$5,209
Net investment income collected	1,863	2,015	1,861
Other income	573	598	526
Total revenue received	6,450	7,232	7,596
Benefits paid	6,287	7,005	7,210
Net transfers from separate accounts	(1,750)	(1,750)	(1,332)
Commissions and expenses paid	672	655	635
Federal income taxes paid	341	362	139
Total benefits and expenses paid	5,550	6,272	6,652
Net cash provided by operations	900	960	944
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	5,347	6,653	8,272
Stocks	40	19	1
Mortgage loans	600	619	467
Real estate	-	39	-
Other invested assets	572	507	869
Miscellaneous proceeds	239	206	203
Total proceeds from investments sold, matured or repaid	6,798	8,043	9,812
Cost of investments acquired:
Bonds	6,745	6,711	8,425
Stocks	-	41	9
Mortgage loans	370	1,146	1,301
Real estate	-	1	-
Other invested assets	1,130	606	478
Securities lending reinvested collateral assets	210	819	-
Miscellaneous purchases	-	-	6
Total cost of investments acquired	8,455	9,324	10,219
Net adjustment in contract loans	(59)	(33)	(44)
Net cash (used in) investing activities	(1,598)	(1,248)	(363)
Cash from financing and miscellaneous sources
Cash provided (applied):
Net deposits on deposit-type contracts	202	61	264
Dividends to Parent	(360)	(622)	(649)
Change in securities lending payable	312	808	112
Other, net	282	84	(254)
Net cash provided by (used in) financing and miscellaneous activities	436	331	(527)
Net increase (decrease) in cash, cash equivalents and short-term investments	(262)	43	54
Cash, cash equivalents and short-term investments at beginning of year	232	189	135
Cash, cash equivalents and short-term investments at end of year	$(30)	$232	$189

Non-cash investing/financing activities, excluded from above:
Non-cash transfer from Mortgage Loans to Other Invested Assets	$35	$-	$-
Non-cash transfer from Bonds to Stocks	-	15	-
Non-cash transfer from Mortgage Loans to Real Estate – Reserve at Park Ten	-	15	-
Non-cash transfer from Other Invested Assets to Mortgage Loans	-	10	-
Non-cash Fortitude Re settlement	-	3	12
Non-cash transfer from Other Invested Assets to Stocks	-	2	-
Non-cash AIG Global Real Estate transactions	-	-	178
Non-cash Pinebridge sale	-	-	59

See accompanying Notes to Statutory Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The Variable Annuity Life Insurance Company (VALIC or the Company) is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), which is an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). AIG Parent is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. The term “AIG Parent” means American International Group, Inc. and not any of its consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 50 states and the District of Columbia.

The Company is a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Primary products include fixed and variable annuities, and mutual funds and plan administrative and compliance services. The Company utilizes career financial advisors and independent financial advisors to provide retirement plan participants with enrollment support and comprehensive financial planning services. No annual annuity deposits for any individual advisor in 2020 or 2019 represented more than 10 percent of total annuity deposits.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company’s insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company’s portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

Effective December 31, 2017, VALIC received approval from the TDI to apply a permitted practice in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019. The permitted practice allowed VALIC to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles (“SSAP”) No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Replication (Synthetic Asset) Transactions” to determine if a hedge was effective for certain interest rate swaps and swaptions that were used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps and swaptions that VALIC determined were effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86. Upon adoption, the effect of the original permitted practice was reported as a change in accounting principle, consistent with SSAP No. 3, “Accounting Changes and Corrections of Errors”.

Upon expiration of the above permitted practice for swaps and swaptions subsequent to September 30, 2019, VALIC applied the guidance in SSAP No. 86 and recognized this change in accounting principle as of the beginning of the year (i.e., January 1, 2019), as required by SSAP 3, which decreased the Company’s surplus by approximately $28 million at January 1, 2019. Subsequent to January 1, 2019, application of guidance in SSAP 86 to the Company’s hedging instruments (swaps and swaptions) increased VALIC’s surplus by approximately $60 million, primarily due to the recognition of unrealized gains.

At December 31, 2020, The Company had five non-conforming Credit Tenant Loans (CLTs) for $16 million that had been filed with the SVO and reported on Schedule D-1 and not on Schedule BA.

The Insurance Commissioner of State of Texas has the right to permit other specific practices that deviate from prescribed practices.

The following table presents a reconciliation of the Company’s net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2020	2019	2018
NET INCOME
State basis		$563	$431	$682
State permitted practices that increase (decrease) NAIC SAP:
Effective interest rate hedges - NII	86	-	-	-
Effective interest rate hedges - RG(L)		-	-	3
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R	-	-	-
Net income, NAIC SAP		$563	$431	$685

SURPLUS
State basis		$2,905	$2,600	$2,689
State permitted practices that increase (decrease) NAIC SAP:
Effective interest rate hedges	86	-	-	(35)
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R	-	-	-
Non-conforming CTLs	1	16	-	-
Non-conforming CTLs	1	(16)	-	-
Statutory capital and surplus, NAIC SAP		$2,905	$2,600	$2,654

In the event VALIC had not employed any or all of these permitted and prescribed practices, VALIC’s risk-based capital (RBC) would not have triggered a regulatory event.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•	application of other-than-temporary impairments (OTTI);

•	estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•	fair value measurements of certain financial assets; and

•	policy reserves for life and annuity, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of “6” or “6*”. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC’s Investment Analysis Office (IAO) receive a “6*” designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a “6*” designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Risk-based capital (RBC) charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. The final NAIC designation for most RMBS and CMBS is determined by financial modeling conducted by BlackRock. RMBS and CMBS that are not financially modeled, primarily due to a lack of publicly available information and most remaining LBaSS are subject to a modified designation based on an NAIC matrix and the Company’s statement value for the security. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the NAIC’s IAO, interest only securities, and those securities with an original NAIC designation of 5, 5*, 6 or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to a modified designation or financial modeling.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Short sale is the sale of a security which is not owned by the company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Preferred stocks with NAIC designations of “1” through “3” are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non-insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non-insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Hedge accounting was not used for any derivative instruments in 2020 or 2019.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company’s management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write-down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents’ balances or other receivables over 90 days. Non-admitted assets amounted to $767 million and $644 million at December 31, 2020 and 2019, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest-related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VACARVM) under subsection 21 of the Valuation Manual (“VM-21”) for 2020, and under Actuarial Guideline 43 (AG 43) for prior years.

Policy reserves are established according to different methods.

Life and annuity reserves are developed by actuarial methods and are generally determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Valuation Method (CRVM). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. $122 million in cash flow testing reserves were held at December 31, 2020.

A majority of the Company’s variable annuity products are issued with a guaranteed minimum death benefit (GMDB), which provides that, upon the death of a contract holder, the contract holder’s beneficiary will receive the greater of: (1) the contract holder’s account value or (2) a GMDB, which varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated at up to 3 percent per annum (subject to certain caps). Death benefits on GMDB policies reduce on a proportional basis when a partial withdrawal occurs. This applies to all contracts issued in states where the proportional GMDB is approved except where precluded by contract for a very limited number of groups. Prior to December 2003, the Company sold variable annuity contracts containing a GMDB where the death benefits reduce on a dollar-for-dollar basis when a partial withdrawal occurs.

The guaranteed minimum withdrawal benefit (GMWB) is a feature the Company offers on certain variable annuity products. If available and elected by the contract holder at time of issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual stream of income payments for life or other specified period, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided.

In addition, the Company is a reinsurer for the guaranteed minimum income benefit (GMIB), GMWB and GMDB on certain variable annuities issued in Japan by MetLife Insurance K.K. (MetLife in Japan). The GMIB is an optional feature that guarantees that the income benefit upon annuitization will not be less than the guaranteed income benefit even if the accumulation value of the contract falls to zero. New business under these reinsurance agreements was no longer accepted after March 31, 2009.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries is based on the level of assets under management.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG Parent, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG Parent. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Actuarial Change / Reserve PBR (VM-20 and VM-21)

Principle-based reserving (“PBR”) is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the previous prescribed approach. Reserve requirements for AIG’s life insurance policies issued after January 1, 2020 are contained in subsection 20 of the Valuation Manual (“VM-20”), “Requirements for Principle-Based Reserves for Life Products”, policies issued prior to that date are reserved for using the Commissioners Reserve Valuation Method (CRVM). Under VM-20, these reserves are generally more sensitive to changes in actuarial assumptions.

PBR is designed to tailor the reserving process to more closely reflect the risks of specific products, rather than the factor-based approach typically employed historically. Variable Annuity (“VA”) reserving requirements are contained in subsection 21 of the Valuation Manual (“VM-21”), “Requirements for Principle-Based Reserves for Variable Annuities”, and replace the previous Actuarial Guideline XLVIII (“AG 43”) requirements, which also employed a principle-based approach. The Company fully applied VM-21 requirements to reserving for both new and existing VA contracts effective January 1, 2020. Under VM-21, these reserves are generally more sensitive to changes in interest rates. The impact of the implementation was $134 million.

There were no other new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2020, one out-of-period error was identified and corrected, which decreased reserves relating to fixed annuities due to a rate update/survivorship formula correction and increased surplus by $8 million.

In 2019, one out-of-period error was identified and corrected, which increased reserves relating to fixed indexed annuities due to an incorrect application of incident rates and decreased unassigned surplus by $5 million.

There was no correction of errors related to prior period in 2018.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category “6” and preferred stocks are designated categories “4 – 6” by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, effective January 1, 2020, the Company adopted the new accounting standard for current expected credit losses (CECL). This standard requires an allowance for credit losses based on the expectation of lifetime credit losses. Prior to the adoption of CECL, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan’s original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings in 2018 for equity securities previously designated as available-for-sale and through net income for equity securities

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

measured at fair value at the Company’s election. Prior to 2018, equity securities designated as available-for-sale were carried at fair value with changes in fair value recorded through other comprehensive income.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer’s occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty’s credit risk for derivative assets or the insurer’s credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries’ financial statements are combined with the parent company’s financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company’s investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Non-admitted Assets. Certain assets designated as “non-admitted,” principally any negative IMR, agents’ balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management’s estimates and judgment.

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer’s best estimates of interest rates are used.

Under SAP, the Commissioners’ Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non-admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

(in millions)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2020
Bonds:
U.S. government obligations	$652	$123	$-	$775
All other governments	1,061	155	(2)	1,214
States, territories and possessions	315	56	-	371
Political subdivisions of states, territories and possessions	188	45	-	233
Special revenue	3,656	461	(2)	4,115
Industrial and miscellaneous	30,634	3,401	(144)	33,891
Hybrid securities	120	18	-	138
Bank loans	995	8	(29)	974
Total bonds	37,621	4,267	(177)	41,711
Preferred stock	3	-	-	3
Common stock*	131	-	-	131
Total equity securities	134	-	-	134
Total	$37,755	$4,267	$(177)	$41,845
December 31, 2019
Bonds:
U.S. government obligations	$678	$82	$(2)	$758
All other governments	1,102	100	(6)	1,196
States, territories and possessions	315	26	(1)	340
Political subdivisions of states, territories and possessions	191	28	-	219
Special revenue	3,798	226	(8)	4,016
Industrial and miscellaneous	28,685	1,932	(86)	30,531
Hybrid securities	136	13	-	149
Bank loans	1,148	2	(19)	1,131
Total bonds	36,053	2,409	(122)	38,340
Preferred stock	42	16	-	58
Common stock*	116	-	-	116
Total equity securities	158	16	-	174
Total	$36,211	$2,425	$(122)	$38,514

* At December 31, 2020, the Company held $115 million of investments in affiliates. At December 31, 2019, the Company had $97 million of investments in the common stock of affiliates.

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2020
Bonds:
U.S. government obligations	$-	$-	$-	$-	$-	$-
All other governments	23	(1)	12	(1)	35	(2)
States, territories and possessions	28	-	-	-	28	-
Political subdivisions of states, territories and possessions	3	-	-	-	3	-
Special revenue	107	(2)	-	-	107	(2)
Industrial and miscellaneous	2,314	(85)	628	(59)	2,942	(144)
Hybrid securities	1	-	1	-	2	-
Bank loans	672	(29)	-	-	672	(29)
Total bonds	3,148	(117)	641	(60)	3,789	(177)
Preferred stock	-	-	-	-	-	-
Common stock	-	-	-	-	-	-
Total equity securities	-	-	-	-	-	-
Total	$3,148	$(117)	$641	$(60)	$3,789	$(177)
December 31, 2019
Bonds:
U.S. government obligations	$103	$(2)	$-	$-	$103	$(2)
All other governments	21	-	27	(5)	48	(5)
States, territories and possessions	33	(1)	-	-	33	(1)
Political subdivisions of states, territories and possessions	5	-	-	-	5	-
Special revenue	346	(7)	137	(1)	483	(8)
Industrial and miscellaneous	1,842	(54)	792	(34)	2,634	(88)
Hybrid securities	7	-	1	-	8	-
Bank loans	877	(19)	-	-	877	(19)
Total bonds	3,234	(83)	957	(40)	4,191	(123)
Preferred stock	-	-	-	-	-	-
Common stock	-	-	-	-	-	-
Total equity securities	-	-	-	-	-	-
Total	$3,234	$(83)	$957	$(40)	$4,191	$(123)

As of December 31, 2020 and 2019, the number of bonds and equity securities in an unrealized loss position was 532 and 660, respectively. Bonds comprised 532 of the total of which 105 were in a continuous loss position greater than 12 months at December 31, 2020. Bonds comprised 656 of the total of which 157 were in a continuous loss position greater than 12 months at December 31, 2019.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2020 and 2019, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2020
Due in one year or less	$1,335	$1,353
Due after one year through five years	3,985	4,160
Due after five years through ten years	7,020	7,877
Due after ten years	14,429	16,454
LBaSS	10,860	11,875
Total	$37,629	$41,719

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $51 million and $88 million at December 31, 2020 and 2019, respectively which is the fair value. At December 31, 2020 and 2019, the Company had no income excluded from due and accrued for bonds.

At December 31, 2020, the Company’s bond portfolio included bonds totaling $2.7 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 2.93 percent of the Company’s total assets and 5.48 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries. At December 31, 2019, the Company’s bond portfolio included bonds totaling $1.3 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company’s total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2020	2019
Consumer cyclical	20.4%	21.4%
Consumer Noncyclical	18.6	22.1
Energy	16.7	11.6
Capital Goods	-	10.4

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company’s ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management’s judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2020		December 31, 2019
(in millions)	Statement Value	Fair Value	Statement Value	Fair Value
Loan-backed and structured securities	$10,860	$11,875	$12,695	$13,495

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third-party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2020 and 2019, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2020 and 2019, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2020, 2019 and 2018, the Company recognized total OTTI of $15.4 million, $8.1 million and $15 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2020 and 2019, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
(in millions)	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2020
LBaSS	$966	$(25)	$370	$(11)	$1,336	$(36)
December 31, 2019
LBaSS	$1,170	$(18)	$554	$(10)	$1,724	$(28)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2020	2019
Balance, beginning of year	$388	$429
Increases due to:
Credit impairment on new securities subject to impairment losses	5	4
Additional credit impairment on previously impaired investments	10	4
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	3	49
Balance, end of year	$400	$388

See Note 21 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company’s structured notes holding at December 31, 2020.

Mortgage Loans

Mortgage loans had outstanding principal balances of $7.0 billion and $7.2 billion at December 31, 2020 and 2019, respectively. Contractual interest rates range from 1.75 percent to 12.00 percent. The mortgage loans at December 31, 2020 had maturity dates ranging from 2021 to 2055.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company’s mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company’s mortgage loan portfolio:

	December 31,
	2020	2019
Geographic distribution:
Mid-Atlantic	34.0%	31.5%
Pacific	15.8	19.0
Foreign	14.4	15.3
South Atlantic	13.4	12.4
West South Central	5.2	5.9
East North Central	7.2	6.4
New England	5.6	5.5
Mountain	3.6	3.2
East South Central	0.6	0.6
West North Central	0.2	0.2
Total	100.0%	100.0%
Property type distribution:
Multi-family	35.2%	34.2%
Office	28.8	27.2
Retail	17.7	17.3
Hotel/Motel	8.8	8.6
Industrial	5.3	5.0
Other	4.2	7.7
Total	100.0%	100.0%

At December 31, 2020, there were 123 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 77 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2020 and 2019:

	Years Ended December 31,
	2020		2019
(in millions)	Maximum	Minimum	Maximum	Minimum
Multi-family	6.00%	3.23%	5.42%	2.05%
Retail	6.48	5.00	6.36	6.36
Office	3.85	3.53	4.66	1.75
Hotel/Motel	12.00	4.25	-	-
Industrial	6.90	3.20	-	-
Other	5.26	2.81	5.74	2.99

The Company did not reduce any interest rates during 2020 and 2019.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 79.0 percent and 85.0 percent in 2020 and 2019, respectively.

At December 31, 2020, the Company held $37 million in impaired mortgages with $25 million of related allowances for credit losses and $12 million in impaired loans without a related allowance. At December 31, 2019, the Company held $15 million in impaired mortgages with no related allowances for credit losses. The Company’s average recorded investment in impaired loans was $27.6 million and $7 million, at December 31, 2020 and 2019, respectively. The Company recognized $1 million of interest income for 2020, $1 million of interest income for 2019 and no interest income in 2018. The Company recognizes interest income on its impaired mortgage loans upon receipt.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

	December 31,
(in millions)	2020	2019	2018
Balance, beginning of year	$47	$49	$43
Additions (reductions) charged to unrealized capital loss	27	-	6
Direct write-downs charged against allowance	-	(2)	-
Balance, end of year	$74	$47	$49

During 2020, the Company did not derecognize any mortgage loans and did not recognize any real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company’s strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

	December 31,
(in millions)	2020	2019
Current	$6,758	$7,149
30 - 59 days past due	60	2
60 - 89 days past due	85	1
90 - 179 days past due	25	-
Greater than 180 days past due	1	1
Total	$6,929	$7,153

At December 31, 2020 and 2019, the Company had mortgage loans outstanding under participant or co-lender agreements of $5.2 billion and $5.3 billion, respectively.

In addition, the Company had $15 million in restructured loans for 2020 and $15 million at December 31, 2019.

Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of December 31, 2020:

(in millions)	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$2	-%	$25	0.10%	$-	-%
b. 91% to 95%	2	-	-	-	-	-
c. 81% to 90%	19	0.10	82	0.20	-	-
d. 71% to 80%	45	0.30	188	0.40	-	-
e. below 70%	181	0.60	6,385	12.90	-	-

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2020 and 2019. In 2020, the Company had no outstanding commitment to debtors that hold loans with restructured terms. In 2019, the Company had no outstanding commitment to debtors that hold loans with restructured terms.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Real Estate

The following table presents the components of the Company’s investment in real estate:

	December 31,
(in millions)	2020	2019
Properties occupied by the Company	$5	$5
Properties held for production of income	-	-
Properties held for sale	-	-
Total	$5	$5

In 2020, the Company recognized no loss on the sale of real estate property. In 2019 the Company recognized $1 million loss, and in 2018, the Company did not recognize any gains or losses on the sale of real estate property. The Company did not recognize any impairment write-downs for 2020 and 2019 and the Company recognized $12 million in impairment write-downs for its investments in real estate during 2018.

Other Invested Assets

The following table presents the components of the Company’s other invested assets:

	December 31,
(in millions)	2020	2019
Investments in limited liability companies	$228	$253
Investments in limited partnerships	1,143	519
Other unaffiliated investments	318	219
Receivable for securities	60	45
Initial margin for futures	4	4
Non-admitted assets	(7)	(1)
Total	$1,746	$1,039

The Company utilizes the look-through approach in valuing its investments in affiliated real estate investments which had an aggregate value of $254 million at December 31, 2020. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures and partnerships of $15 million, $32 million and $19 million during 2020, 2019 and 2018, respectively.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2020	2019	2018
Bonds	$1,677	$1,735	$1,767
Preferred stocks	1	2	2
Common stocks	-	1	-
Cash and short-term investments	10	25	2
Mortgage loans	296	303	296
Real estate	2	6	8
Contract loans	27	30	31
Derivatives	10	53	56
Investment income from affiliates	25	54	36
Other invested assets	33	35	61
Gross investment income	2,081	2,244	2,259
Investment expenses	(75)	(90)	(70)
Net investment income	$2,006	$2,154	$2,189

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

* Includes amounts for the occupancy of Company-owned property of $5 million in 2020, $1 million in 2019 and none in 2018.

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2020	2019	2018
Bonds	$(36)	$70	$(64)
Preferred stocks	(1)	3	-
Common stocks	(5)	(1)	-
Cash and short-term investments	(2)	-	2
Mortgage loans	(3)	(28)	(13)
Real estate	-	(1)	(12)
Derivatives	165	74	37
Other invested assets	101	41	10
Realized capital gains (losses)	219	158	(40)
Federal income tax (expense) benefit	(46)	(33)	8
Net (gains) losses transferred to IMR	(5)	(54)	18
Net realized capital gains (losses)	$168	$71	$(14)

During 2020, 2019 and 2018, the Company recognized $43 million, $24 million and $44 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2020	2019	2018
Proceeds	$1,427	$2,900	$3,323
Gross realized capital gains	$55	$139	$35
Gross realized capital losses	(47)	(39)	(60)
Net realized capital gains (losses)	$8	$100	$(25)

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2020	2019	2018
Bonds	$83	$27	$(72)
Preferred and common stocks	25	(30)	25
Mortgage loans	24	55	(45)
Derivatives	(51)	67	80
Other invested assets	4	(31)	(33)
Federal income tax expense	(14)	(32)	13
Net change in unrealized gains (losses) of investments	$71	$56	$(32)

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5GI Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5GI Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5GI Securities		Aggregate BACV (in millions)		Aggregate Fair Value (in millions)
	2020	2019	2020	2019	2020	2019
Bonds -AC	7	6	$32	$17	$31	$17
LB&SS -AC	1	-	1	-	1	-
Preferred Stock -AC	1	-	2	-	2	-
Preferred Stock -FV	-	-	-	-	-	-
Total	9	6	$35	$17	$34	$17

AC-Amortized Cost

FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

As of December 31, 2020 and 2019, the Company had bonds loaned with a fair value of approximately $1.5 billion and $1.1 billion, respectively, to unaffiliated parties as part of the securities lending program. These loaned securities are classified as bonds on the Company’s balance sheet.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2020	2019
30 days or less	$369	$218
31 to 60 days	448	416
61 to 90 days	662	533
Greater than 90 days	-	-
Subtotal	1,479	1,167
Securities collateral received	-	-
Total collateral received	$1,479	$1,167

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$1,383	$1,383	$1,173	$1,173
Subtotal	1,383	1,383	1,173	1,173
Securities collateral received	-	-	-	-
Total collateral reinvested	$1,383	$1,383	$1,173	$1,173

Repurchase Agreements

At December 31, 2020 and 2019, bonds with a fair value of approximately $30 million and $27 million respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2020	2019
Open positions	$-	$-
30 days or less	-	-
31 to 60 days	-	-
61 to 90 days	-	-
Greater than 90 days	29	15
Subtotal	29	15
Securities collateral received	-	-
Total collateral received	$29	$15

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Open - No Maturity	$31	$39	$49	$52
2. Overnight	15	12	1	11
3. 2 Days to 1 Week	15	8	41	25
4. > 1 Week to 1 Month	-	-	-	-
5. > 1 Month to 3 Months	-	-	-	-
6. > 3 Months to 1 Year	-	-	-	-
7. > 1 Year	-	-	-	-

b. Ending Balance
1. Open - No Maturity	$-	$8	$8	$3
2. Overnight	-	-	-	1
3. 2 Days to 1 Week	10	8	41	25
4. > 1 Week to 1 Month	-	-	-	-
5. > 1 Month to 3 Months	-	-	-	-
6. > 3 Months to 1 Year	-	-	-	-
7. > 1 Year	-	-	-	-

The following table presents the Company’s liability to return collateral for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. Cash (Collateral - All)	$60	$59	$90	$88
2. Securities Collateral (FV)	-	-	-	-
b. Ending Balance
1. Cash (Collateral - All)	$10	$16	$49	$29
2. Securities Collateral (FV)	-	-	-	-

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open positions	$27	$30	$25	$27
Greater than three years	-	-	-	-
Subtotal	27	30	25	27
Securities collateral received	-	-	-	-
Total collateral reinvested	$27	$30	$25	$27

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

(in millions)	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER

a. Maximum Amount
1. BACV	$-	$-	$-	$-
2. Nonadmitted - Subset of BACV	-	-	-	-
3. Fair Value	-	-	-	-

b. Ending Balance
1. BACV	$22	$32	$97	$27
2. Nonadmitted - Subset of BACV	-	-	-	-
3. Fair Value	21	34	107	30

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2020:

	1	2	3	4

(in millions)	None	NAIC 1	NAIC 2	NAIC 3
Ending Balance
a. Bonds - BACV	$-	$10	$17	$-
b. Bonds - FV	-	11	19	-
c. LB & SS - BACV	-	-	-	-
d. LB & SS - FV	-	-	-	-
e. Preferred Stock - BACV	-	-	-	-
f. Preferred Stock - FV	-	-	-	-
g. Common Stock	-	-	-	-
h. Mortgage Loans - BACV	-	-	-	-
i. Mortgage Loans - FV	-	-	-	-
j. Real Estate - BACV	-	-	-	-
k. Real Estate - FV	-	-	-	-
l. Derivatives - BACV	-	-	-	-
m. Derivatives - FV	-	-	-	-
n. Other Invested Assets - BACV	-	-	-	-
o. Other Invested Assets - FV	-	-	-	-
p. Total Assets - BACV	-	10	17	-
q. Total Assets - FV	-	11	19	-

(in millions)	5	6	7	8
	NAIC 4	NAIC 5	NAIC 6	Non-Admitted
Ending Balance
a. Bonds - BACV	$-	$-	$-	$-
b. Bonds - FV	-	-	-	-
c. LB & SS - BACV	-	-	-	-
d. LB & SS - FV	-	-	-	-
e. Preferred Stock - BACV	-	-	-	-
f. Preferred Stock - FV	-	-	-	-
g. Common Stock	-	-	-	-
h. Mortgage Loans - BACV	-	-	-	-
i. Mortgage Loans - FV	-	-	-	-
j. Real Estate - BACV	-	-	-	-
k. Real Estate - FV	-	-	-	-
l. Derivatives - BACV	-	-	-	-
m. Derivatives - FV	-	-	-	-
n. Other Invested Assets - BACV	-	-	-	-
o. Other Invested Assets - FV	-	-	-	-
p. Total Assets - BACV	-	-	-	-
q. Total Assets - FV	-	-	-	-

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

The following table presents the carrying value of the Company’s restricted assets:

	December 31,
(in millions)	2020	2019
On deposit with states	$3	$3
Securities lending	1,226	1,019
Collateral held on securities lending	1,479	1,167
FHLB stock and collateral pledged	509	472
Subject to repurchase agreements	27	25
Collateral for derivatives	42	17
Other restricted assets	238	251
Total	$3,524	$2,954

6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•	An interest rate above prime to borrowers who do not qualify for prime rate loans;

•	Borrowers with low credit ratings (FICO scores);

•	Interest-only or negative amortizing loans;

•	Unconventionally high initial loan-to-value ratios;

•	Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•	Borrowers with less than conventional documentation of their income and/or net assets;

•	Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•	Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant “payment shock” when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company’s exposure is through other investments, primarily in RMBS, as described above.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company’s investments with subprime exposures:

(in millions)	Actual Cost	Book Adjusted Statement Value	Fair Value	OTTI Recognized to Date
December 31, 2020
In general account:
RMBS	$365	$350	$447	$(49)
CDOs	323	317	326	(10)
Total subprime exposure	$688	$667	$773	$(59)
December 31, 2019
In general account:
RMBS	$388	$377	$470	$(45)
CDOs	351	343	355	(10)
Total subprime exposure	$739	$720	$825	$(55)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. The Company has determined that its derivative financial instruments do not qualify for hedge accounting. As a result, excluding the special accounting treatment for limited derivatives hedging variable annuity guarantees discussed in Note 2, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company’s exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital loss of $51 million in 2020, unrealized capital gain of $67 million in 2019 and unrealized capital gain of $80 million in 2018, related to derivatives that did not qualify for hedge accounting.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company’s interest rate hedging derivative instruments include (1) interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company’s net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company’s admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the notional amounts, statement values and fair values of the Company’s derivative instruments:

	December 31, 2020			December 31, 2019
(in millions)	Contract or Notional Amount	Statement Value	Fair Value	Contract or Notional Amount	Statement Value	Fair Value
Assets:
Interest rate contracts	$617	$11	$11	$797	$16	$16
Foreign exchange contracts	974	58	58	1,501	100	100
Equity contracts	7,066	872	872	6,387	632	632
Derivative assets, gross	8,657	941	941	8,685	748	748
Counter party netting*	-	(714)	(714)	-	(500)	(500)
Derivative assets, net	$8,657	$227	$227	$8,685	$248	$248
Liabilities:
Interest rate contracts	$825	$10	$10	$693	$11	$11
Foreign exchange contracts	1,721	81	81	1,167	37	37
Equity contracts	3,983	626	626	3,482	453	453
Derivative liabilities, gross	6,529	717	717	5,342	501	501
Counter party netting*	-	(714)	(714)	-	(500)	(500)
Derivative liabilities, net	$6,529	$3	$3	$5,342	$1	$1

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2020		December 31, 2019
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$941	$717	$748	$501
Amount offset	(714)	(714)	(500)	(500)
Net amount presented in the Statement of Admitted Assets, Liabilities, and Capital and Surplus	$227	$3	$248	$1

8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company’s derivative financial instruments with concentrations of credit risk:

	December 31, 2020		December 31, 2019
(in millions)	Contract or Notional Amount	Final Maturity Date	Contract or Notional Amount	Final Maturity Date
Derivative assets:
Interest rate contracts	$617	2060	$797	2056
Foreign exchange contracts	974	2050	1,501	2050
Equity contracts	7,066	2022	6,387	2022
Derivative liabilities:
Interest rate contracts	825	2051	693	2050
Foreign exchange contracts	1,721	2056	1,167	2056
Equity contracts	3,983	2022	3,482	2022

The credit exposure to the Company’s derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company’s derivative contracts aggregated $92 million and $64 million at December 31, 2020 and 2019, respectively.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three “levels” based on the observability of valuation inputs:

•

Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company’s financial instruments not measured at fair value compared to their statement values:

(in millions)	Aggregate Fair Value	Admitted Assets or Liabilities	Level 1	Level 2	Level 3
December 31, 2020
Assets:
Bonds	$41,705	$37,614	$-	$36,977	$4,728
Preferred stocks	3	3	-	1	2
Common stocks	17	17	-	17	-
Cash, cash equivalents and short-term investments	(30)	(30)	(84)	54	-
Mortgage loans	7,466	6,928	-	-	7,466
Contract loans	517	517	-	-	517
Receivables for securities	59	59	-	59	-
Securities lending reinvested collateral assets	1,383	1,383	-	1,383	-
Separate account assets	415	415	-	415	-
Liabilities:
Policy reserves and contractual liabilities	54,169	43,494	-	-	54,169
Payable for securities	25	25	-	25	-
Payable for securities lending	1,479	1,479	-	1,479	-
December 31, 2019
Assets:
Bonds	$38,338	$36,050	$-	$33,039	$5,299
Preferred stocks	57	42	4	47	6
Common stocks	16	16	-	16	-
Cash, cash equivalents and short-term investments	232	232	16	216	-
Mortgage loans	7,505	7,153	-	-	7,505
Contract loans	576	576	-	-	576
Receivables for securities	44	44	-	44	-
Securities lending reinvested collateral assets	1,173	1,173	-	1,173	-
Separate account assets	372	372	-	372	-
Liabilities:
Policy reserves and contractual liabilities	50,213	42,042	-	-	50,213
Payable for securities	44	44	-	44	-
Payable for securities lending	1,167	1,167	-	1,167	-

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer’s industry, the security’s rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management’s best estimate is used.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange-traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management’s best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

(in millions)	Level 1	Level 2	Level 3	Counterparty Netting*	Total
December 31, 2020
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$-	$1	$-	$1
Bank loans	-	-	6	-	6
Total bonds	-	-	7	-	7
Common stock
Industrial and miscellaneous	-	-	-	-	-
Derivative assets:
Interest rate contracts	-	11	-	-	11
Foreign exchange contracts	-	58	-	-	58
Equity contracts	-	854	17	-	871
Counterparty netting	-	-	-	(714)	(714)
Total derivative assets	-	923	17	(714)	226
Separate account assets	41,182	130	-	-	41,312
Total assets at fair value	$41,182	$1,053	$24	$(714)	$41,545
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$10	$-	$-	$10
Foreign exchange contracts	-	81	-	-	81
Equity contracts	4	622	-	-	626
Counterparty netting	-	-	-	(714)	(714)
Total derivative liabilities	4	713	-	(714)	3
Total liabilities at fair value	$4	$713	$-	$(714)	$3

December 31, 2019
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$2	$-	$-	$2
Total bonds	-	2	-	-	2
Common stock
Industrial and miscellaneous	-	-	6	-	6
Total common stock	-	-	6	-	6
Derivative assets:
Interest rate contracts	-	16	-	-	16
Foreign exchange contracts	-	100	-	-	100
Equity contracts	1	618	13	-	632
Counterparty netting	-	-	-	(500)	(500)
Total derivative assets	1	734	13	(500)	248
Separate account assets	37,637	149	-	-	37,786
Total assets at fair value	$37,638	$885	$19	$(500)	$38,042
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$11	$-	$-	$11
Foreign exchange contracts	-	37	-	-	37
Equity contracts	1	452	-	-	453
Counterparty netting	-	-	-	(500)	(500)
Total derivative liabilities	1	500	-	(500)	1
Total liabilities at fair value	$1	$500	$-	$(500)	$1

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

(in millions)	Bonds	Common Stocks	Derivative Assets	Total Assets
Balance, January 1, 2019	$7	$3	$2	$12
Total realized/unrealized capital gains or losses:
Included in net income	(1)	(1)	-	(2)
Included in surplus	2	-	7	9
Purchases, issuances and settlements	(7)	(10)	4	(13)
Transfers into Level 3	5	14	-	19
Transfers out of Level 3	(5)	-	-	(5)
Balance, December 31, 2019	$1	$6	$13	$20
Total realized/unrealized capital gains or losses:
Included in net income	(3)	-	(6)	(9)
Included in surplus	4	-	6	10
Purchases, issuances and settlements	(13)	(26)	6	(33)
Transfers into Level 3	20	20	-	40
Transfers out of Level 3	(2)	-	-	(2)
Balance, December 31, 2020	$7	$-	$19	$26

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2020 and 2019, there were no transfers between Level 1 and Level 2 securities.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2020 and 2019 may include changes in fair value that were attributable to both observable inputs (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2020.

Gross Basis Fair Value Measurements

The following table presents the Company’s derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2020
Derivative assets at fair value	$1	$924	$17	$942
Derivative liabilities at fair value	4	714	-	718

December 31, 2019
Derivative assets at fair value	$1	$734	$13	$748
Derivative liabilities at fair value	1	500	-	501

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company’s reserves by major category:

	Years ended December 31,
(in millions)	2020	2019
Life insurance	$-	$-
Annuities (excluding supplementary contracts with life contingencies)	37,663	36,537
Supplementary contracts with life contingencies	295	304
Accidental death benefits	-	-
Disability - active lives	-	-
Disability - disabled lives	-	-
Excess of VM-21 reserves over basic reserves	10	-
Excess of AG 43 reserves over basic reserves	-	28
Deficiency reserves	-	-
Other miscellaneous reserve	122	131
Gross life and annuity reserves	38,090	37,000
Reinsurance ceded	-	-
Net life and annuity reserves	38,090	37,000
Accident and health reserves
Unearned premium reserves	-	-
Present value of amounts not yet due on claims	-	-
Additional contract reserves	-	-
Gross accident and health reserves	-	-
Reinsurance ceded	-	-
Net accident and health reserves	-	-
Aggregate policy reserves	$38,090	$37,000

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

		December 31, 2020
(in millions)		General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1)	Subject to discretionary withdrawal :
	a. With market value adjusted	$755	$412	$14,410	$15,577	33.21	%
	b. At book value less current surrender charge of 5% or more	5,749	-	-	5,749	12.26	%
	c. At fair value	-	-	7,186	7,186	15.32	%
	d. Total with market adjustment or at fair value	6,504	412	21,596	28,512	60.79	%
	e. At book value without adjustment (minimal or no charge or adjustment)	17,660	-	-	17,660	37.66	%
(2)	Not subject to discretionary withdrawal	701	-	26	727	1.55	%
(3)	Total (gross: direct + assumed)	$24,865	$412	$21,622	$46,899	100.00	%
(4)	Reinsurance ceded	-	-	-	-
(5)	Total (net)* (3) - (4)	$24,865	$412	$21,622	$46,899
(6)	Amount included in A(1)b above that will move to A(1)e in the year after statement date:	$258	$2	$-	$260
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B. Group Annuities:
		December 31, 2020
(in millions)		General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1)	Subject to discretionary withdrawal :
	a. With market value adjusted	$992	$-	$2,045	$3,037	9.28	%
	b. At book value less current surrender charge of 5% or more	3,970	-	-	3,970	12.13	%
	c. At fair value	-	132	17,327	17,459	53.37	%
	d. Total with market adjustment or at fair value	4,962	132	19,372	24,466	74.78	%
	e. At book value without adjustment (minimal or no charge or adjustment)	8,117	-	-	8,117	24.81	%
(2)	Not subject to discretionary withdrawal	136	-	-	136	0.41	%
(3)	Total (gross: direct + assumed)	$13,215	$132	$19,372	$32,719	100.00	%
(4)	Reinsurance ceded	-	-	-	-
(5)	Total (net)* (3) - (4)	$13,215	$132	$19,372	$32,719
(6)	Amount included in B(1)b above that will move to B(1)e in the year after statement date:	$756	$-	$-	$756
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

C. Deposit-Type Contracts (no life contingencies):
		December 31, 2020
(in millions)		General account	Separate account with guarantees	Separate account nonguaranteed	Total	% of Total
(1)	Subject to discretionary withdrawal :
	a. With market value adjusted	$3,430	$-	$-	$3,430	59.47	%
	b. At book value less current surrender charge of 5% or more	3	-	-	3	0.05	%
	c. At fair value	-	-	-	-	-	%
	d. Total with market adjustment or at fair value	3,433	-	-	3,433	59.52	%
	e. At book value without adjustment (minimal or no charge or adjustment)	2,074	-	-	2,074	35.96	%
(2)	Not subject to discretionary withdrawal	261	-	-	261	4.52	%
(3)	Total (gross: direct + assumed)	$5,768	$-	$-	$5,768	100.00	%
(4)	Reinsurance ceded	-	-	-	-
(5)	Total (net)* (3) - (4)	$5,768	$-	$-	$5,768
(6)	Amount included in C(1)b above that will move to C(1)e in the year after statement date:	$-	$-	$-	$-
* Represents annuity reserves reported in separate accounts liabilities

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2020:

December 31, 2020
		General Account			Separate Account - Nonguaranteed
(in millions)		Account value	Cash value	Reserve	Account value	Cash value	Reserve
A.	Subject to discretionary withdrawal, surrender values, or policy loans:
	(1) Term policies with cash value	$-	$-	$-	$-	$-	$-
	(2) Universal life	-	-	-	-	-	-
	(3) Universal life with secondary guarantees	-	-	-	-	-	-
	(4) Indexed universal life	-	-	-	-	-	-
	(5) Indexed universal life with secondary guarantees	-	-	-	-	-	-
	(6) Indexed life	-	-	-	-	-	-
	(7) Other permanent cash value life insurance	-	-	-	-	-	-
	(8) Variable life	-	-	-	-	-	-
	(9) Variable universal life	-	-	-	-	-	-
	(10) Miscellaneous reserves	-	-	-	-	-	-
B.	Not subject to discretionary withdrawal or no cash values
	(1) Term policies without cash value	XXX	XXX	$-	XXX	XXX	$-
	(2) Accidental death benefits	XXX	XXX	-	XXX	XXX	-
	(3) Disability - active lives	XXX	XXX	-	XXX	XXX	-
	(4) Disability - disabled lives	XXX	XXX	-	XXX	XXX	-
	(5) Miscellaneous reserves	XXX	XXX	-	XXX	XXX	-
C.	Total (gross: direct + assumed)	$-	$-	$-	$-	$-	$-
D.	Reinsurance ceded	-	-	-	-	-	-
E.	Total (net) (C) - (D)	$-	$-	$-	$-	$-	$-

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company’s separate account by certain states, including Texas.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The following table presents separate account assets by product or transaction:

	December 31, 2020		December 31, 2019

(in millions)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable annuities	$41,179	$-	$37,646	$-
Annuities with MVA features	-	415	-	372
DeKalb separate account	133	-	140	-
Total	$41,312	$415	$37,786	$372

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2020 and 2019 is $302 million and $452 million, respectively.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

(in millions)	Risk Charge paid by the Separate Account	Guarantees Paid by the General Account
2020	$16	$2
2019	16	1
2018	17	1
2017	18	2
2016	22	2

Certain separate accounts relate to experience-rated group annuity contracts that fund defined contribution pension plans. These contracts provide guaranteed interest returns for one quarter only, where the guaranteed interest rate is re-established each quarter based on the investment experience of the separate account. In no event can the interest rate be less than 3 percent. There are guarantees of principal and interest for purposes of plan participant transactions (e.g., participant-directed withdrawals and fund transfers done at market value). The assets and liabilities of these separate accounts are carried at the quoted market value of the underlying assets. This business has been included in Column 1 of the table below.

There was no separate account business seed money at December 31, 2020 and 2019.

The following table presents information regarding the separate accounts:

(in millions)	Non-indexed Guarantee less than or equal to 4%	Non- guaranteed Separate Accounts	Total
December 31, 2020
Premiums, considerations or deposits	$51	$1,916	$1,967
Reserves for accounts with assets at:
Market value	$132	$40,995	$41,127
Amortized costs	412	-	412
Total reserves	$544	$40,995	$41,539
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$412	$16,455	$16,867
At market value	132	24,514	24,646
Subtotal	544	40,969	41,513
Not subject to discretionary withdrawal	-	26	26
Total reserves	$544	$40,995	$41,539
December 31, 2019
Premiums, considerations or deposits	$134	$2,096	$2,230
Reserves for accounts with assets at:
Market value	$140	$37,628	$37,768
Amortized costs	381	-	381
Total reserves	$521	$37,628	$38,149
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$381	$15,503	$15,884
At market value	140	22,100	22,240
Subtotal	521	37,603	38,124
Not subject to discretionary withdrawal	-	25	25
Total reserves	$521	$37,628	$38,149

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2020	2019	2018
Transfers to separate accounts	$1,967	$2,230	$2,526
Transfers from separate accounts	(4,103)	(3,897)	(3,726)
Net transfers from separate accounts	(2,136)	(1,667)	(1,200)
Transfers as reported in the Statutory Statements of Operations	$(2,136)	$(1,667)	$(1,200)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $10 million and $28 million at December 31, 2020 and 2019, respectively.

GMDB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $179 million and $307 million at December 31, 2020 and 2019, respectively.

GMWB

Certain of the Company’s variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to this benefit was $123 million and $145 million at December 31, 2020 and 2019, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

13. REINSURANCE

At December 31, 2020 and 2019, policy reserves on reinsurance assumed were $97 million and $100 million, respectively.

The Company has modified coinsurance and coinsurance reinsurance agreements with MetLife in Japan, pertaining to certain policies written via its branch in Japan. Under the agreements, the Company assumes liability for a quota share portion of contracts issued by MetLife in Japan that include GMIB and GMWB. The contracts assumed also include a GMDB provision. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions. The benefits provided by the reinsured contracts are assumed with a 50 percent quota share and varied quota share under the modified coinsurance agreements. The agreements are unlimited in duration, but were terminated for new business after March 31, 2009.

The Company calculates total policy reserves for contracts assumed by MetLife in Japan pursuant to AG 43, which includes all assumed GMIB, GMWB and GMDB benefits. MetLife in Japan holds a modified coinsurance reserve for the contracts under the agreements. The Company holds a reserve equal to the excess, if any, of the AG 43 reserve above the modified coinsurance reserve.

In February 2018, the Company and its U.S. life insurance company affiliates, The United States Life Insurance Company in the City of New York and American General Life Insurance Company, each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), at the time a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Fortitude Group Holdings, LLC (Fortitude Holdings) was formed by AIG to act as a holding company for FRL.

The initial consideration represented the book value of ModCo Assets held by the Company on behalf of FRL and was equal to the ModCo Reserves ceded at the effective date. While there was no net impact from the initial accounting as of the effective date, there was a significant offsetting impact on certain individual line items in the Summary of Operations.

Total returns on the ModCo Assets subsequent to the effective date inure to the benefit of FRL and are reported with the ModCo reserve adjustments. The Company did not receive a ceding commission at contract inception.

The Company completed its initial settlement with FRL in June 2018 and settles all payable or receivable balances quarterly. The fourth quarter settlement of $9 million was paid in March 2021.

On November 13, 2018, AIG completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. Subsequent to this sale, Fortitude Holdings owns 100 percent of the outstanding common shares of FRL and AIG has an 80.1 percent ownership interest in Fortitude Holdings.

On November 25, 2019, AIG entered into a membership interest purchase agreement with Fortitude Holdings, The Carlyle Group L.P. (Carlyle), Carlyle FRL, L.P., an investment fund advised by an affiliate of Carlyle (Carlyle FRL), T&D United Capital Co., Ltd. (T&D) and T&D Holdings, Inc., pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Carlyle FRL will purchase from AIG a 51.6 percent ownership interest in Fortitude Holdings and T&D will purchase from AIG a 25 percent ownership interest in Fortitude Holdings. Upon closing of the Fortitude Sale, AIG will have a 3.5 percent ownership interest in Fortitude Holdings. Additional information about this transaction is set forth in AIG’s Parent 10-K for year ending December 31, 2019.

On June 2, 2020, AIG Parent completed the sale of a majority of the interests in Fortitude Group Holdings, LLC (Fortitude Holdings) to Carlyle FRL, L.P. (Carlyle FRL), an investment fund advised by an affiliate of The Carlyle Group Inc. (Carlyle), and T&D United Capital Co., Ltd. (T&D), a subsidiary of T&D Holdings, Inc., under the terms of a membership interest purchase agreement entered into on November 25, 2019 by and among AIG Parent, Fortitude Holdings, Carlyle FRL, Carlyle, T&D and T&D Holdings, Inc. (the Majority Interest Fortitude Sale). AIG Parent

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

established Fortitude Reinsurance Company Ltd. (Fortitude Re), a wholly owned subsidiary of Fortitude Holdings, in 2018 in a series of reinsurance transactions related to AIG Parent’s Legacy Portfolio. As of December 31, 2020, approximately $30.5 billion of reserves from AIG’s Parent’s Legacy Life and Retirement Run-Off Lines and approximately $4.1 billion of reserves from AIG’ Parent’s Legacy General Insurance Run-Off Lines, related to business written by multiple wholly-owned AIG subsidiaries, had been ceded to Fortitude Re under these reinsurance transactions. As of closing of the Majority Interest Fortitude Sale, these reinsurance transactions are no longer considered affiliated transactions and Fortitude Re is the reinsurer of the majority of AIG Parent’s Legacy Portfolio. As these reinsurance transactions are structured as modified coinsurance and loss portfolio transfers with funds withheld, following the closing of the Majority Interest Fortitude Sale, AIG Parent continues to reflect the invested assets, which consist mostly of available for sale securities, supporting Fortitude Re’s obligations, in AIG’ Parent’s financial statements.

Following closing, AIG contributed $700 million of the proceeds of the Majority Interest Fortitude Sale to certain of its General Insurance subsidiaries and $135 million of the proceeds of the Majority Interest Fortitude Sale to The United States Life Insurance Company in the City of New York. AIG retained $615 million of the proceeds it had previously expected to contribute to certain of its Life and Retirement subsidiaries; as a result of the lower contribution, AIG expects to receive reduced dividend distributions from its Life and Retirement subsidiaries in 2020 compared to its original plan.

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company’s statements of assets, liabilities, surplus and other funds and on the summary of operations:

				Balance as of December 31, 2020
Statutory Statements of Assets, Liabilities and Capital and Surplus
Funds withheld				$9

Increase (Decrease) (in millions)	Initial Accounting	As of and Year Ended December 31, 2019, 2018 and 2017	Total Reported at December 31, 2019	As of and Year Ended December 31, 2020
Statutory Statement of Operations
Premiums and annuity considerations	$(592)	$-	$(592)	$-
Commissions and expense allowances	-	1	1	-
Reserve adjustments on reinsurance ceded	592	(133)	459	(55)
Total revenues	-	(132)	(132)	(55)
Death benefits	-	-	-	-
Annuity benefits	-	(43)	(43)	(15)
Surrender benefits	-	-	-	-
Other benefits	-	(102)	(102)	(27)
Total benefits and expenses	-	(145)	(145)	(42)
Net gain from operations before dividends to policyholders and federal income taxes	-	13	13	(13)
Dividends to policyholders	-	-	-	-
Net gain from operations after dividends to policyholders and before federal income taxes	$-	$13	$13	$(13)

14. FEDERAL INCOME TAXES

Recent U.S. Tax Law Changes

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (“the Tax Act”). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Tax Act includes provisions for Global Intangible Low-Taxed Income (“GILTI”), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (“BEAT”), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. While the U.S. tax authorities issued formal guidance, including recently issued proposed and final regulations for BEAT and other provisions of the Tax Act, there are still certain aspects of the Tax Act that remain unclear and subject to substantial uncertainties. Additional guidance is expected in future periods. Such guidance may result in changes to the interpretations and assumptions we made and actions we may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, we treat BEAT as a period tax charge in the period the tax is incurred and have made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2020.

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2020			December 31, 2019			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$483	$389	$872	$469	$257	$726	$14	$132	$146
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross DTA	483	389	872	469	257	726	14	132	146
DTA non-admitted	342	389	731	365	257	622	(23)	132	109
Net admitted DTA	141	-	141	104	-	104	37	-	37
DTL	53	-	53	32	-	32	21	-	21
Total	$88	$-	$88	$72	$-	$72	$16	$-	$16

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2020			December 31, 2019			Change

(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior years recoverable through loss carry backs	$-	$-	$-	$-	$-	$-	$-	$-	$-
Adjusted gross DTA expected to be realized (excluding amount of DTA from above) after application of the threshold limitation	88	-	88	72	-	72	16	-	16
1. Adjusted gross DTA expected to be realized following the reporting date	88	-	88	72	-	72	16	-	16
2. Adjusted gross DTA allowed per limitation threshold	-	-	534	-	-	469	-	-	65
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	53	-	53	32	-	32	21	-	21
DTA admitted as the result of application of SSAP 101	$141	$-	$141	$104	$-	$104	$37	$-	$37

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	852%	828%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation amount	$3,562	$3,125

The Company has no tax planning strategies used in the determination of adjusted gross DTA’s or net admitted DTA’s.

The Company’s planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2020	2019	2018
Current income tax expense
Federal	$270	$303	$189
Federal income tax on net capital gains (losses)	46	33	(9)
Federal income tax incurred	$316	$336	$180

	Years Ended December 31,
(in millions)	2020	2019	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$108	$102	$6
Investments	4	20	(16)
Deferred acquisition costs	191	157	34
Fixed assets	128	125	3
Tax credit carryforward	48	56	(8)
Other (including items less than 5% of total ordinary tax assets)	4	9	(5)
Subtotal	483	469	14
Non-admitted	342	365	(23)
Admitted ordinary deferred tax assets	141	104	37
Capital:
Investments	389	257	132
Subtotal	389	257	132
Statutory valuation allowance adjustment	-	-	-
Non-admitted	389	257	132
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	141	104	37
Deferred tax liabilities:
Ordinary:
Investments	4	32	(28)
Policyholder reserves	49	-	49
Other (including items less than 5% of total ordinary tax liabilities)	-	-	-
Subtotal	53	32	21
Capital:
Other (including items less than 5% of total capital tax liabilities)	-	-	-
Subtotal	-	-	-
Deferred tax liabilities	53	32	21
Net deferred tax assets	$88	$72	$16

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

	Years Ended December 31,
(in millions)	2020	2019	Change
Total adjusted deferred tax assets	$872	$726	$146
Total deferred tax liabilities	53	32	21
Net adjusted deferred tax assets	$819	$694	125
Tax effect of unrealized capital gains (losses)			14
Change in net deferred income tax			$139

The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2020		December 31, 2019		December 31, 2018
(in millions)	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Income tax expense at applicable rate	$185	21.0%	$161	21.0%	$181	21.0%
Change in valuation adjustment	-	-	(54)	(7.0)	54	6.3
Dividends received deduction	(24)	(2.8)	(26)	(3.3)	(23)	(2.7)
Amortization of interest maintenance reserve	(3)	(0.3)	6	0.8	(11)	(1.2)
Prior year return true-ups and adjustments	(22)	(2.5)	(15)	(1.8)	(8)	(0.9)
Change in non-admitted assets	(1)	(0.2)	-	(0.1)	3	0.3
Surplus adjustments	34	4.0	(1)	(0.1)	-	-
Tax credit expiration	8	0.9	5	0.5	-	-
Statutory income tax expense	$177	20.1%	$76	10.0%	$196	22.8%
Federal income taxes incurred	$316	35.9%	$336	43.8%	$180	20.9%
Change in net deferred income taxes	(139)	(15.8)	(260)	(33.8)	16	1.9
Statutory income tax expense	$177	20.1%	$76	10.0%	$196	22.8%

At December 31, 2020, the Company had the following foreign tax credits carryforwards:

(in millions)
Year Expires	Amount
2021	$10
2022	7
2023	8
2024	4
Total	$29

At December 31, 2020, the Company had no operating loss carryforwards or capital loss carryforwards.

At December 31, 2020, the Company had the following general business credit carryforwards:

(in millions)
Year Expires	Amount
2028	$6
2029	4
2030	1
2033	8
Total	$19

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2018	$-
2019	120
2020	189
Total	$309

In general, realization of DTAs depends on a company’s ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $873 million and concluded that no valuation allowance was required at December 31, 2020. Similarly, the Company concluded that no valuation allowance was required on the DTAs of $726 million at December 31, 2019.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2020	2019
Gross unrecognized tax benefits at beginning of year	$17	$17
Increases in tax position for prior years	-	-
Decreases in tax position for prior years	(5)	-
Gross unrecognized tax benefits at end of year	$12	$17

As of December 31, 2020 and 2019, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $12 million and $17 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expenses. At December 31, 2020 and 2019, the Company had accrued $2 million and $5 million, respectively, for the payment of interest (net of the federal benefit) and penalties. At December 31, 2020 and 2019, the Company recognized benefit of $3 million and expense of less than $1 million, respectively, of interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2020, such proposed adjustments would not have resulted in a material change to the Company’s financial condition, although it is possible that the effect could be material to the Company’s results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examination for the taxable years 2007-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company’s taxable years 2007-2020 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2020.

Alternative Minimum Tax Credit

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in millions)	2020
(1) Gross AMT Credit Recognized as:
a. Current year recoverable	$-
b. Deferred tax asset (DTA)	-

(2) Beginning balance of AMT credit carryforward	$-
(3) Amounts recovered	-
(4) Adjustments	-
(5) Ending Balance of AMT credit carryforward (5=2-3-4)	-
(6) Reduction for sequestration	-
(7) Nonadmitted by reporting entity	-
(8) Reporting entity ending balance (8=5-6-7)	$-

The Company joins in the filing of a consolidated federal income tax return with AIG Parent.

The Company has a written agreement with AIG Parent under which each subsidiary agrees to pay AIG Parent an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary’s separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary’s separate return tax liability over the allocated consolidated tax liability. AIG Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table lists those companies that form part of the 2020 AIG consolidated federal tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited	AH SLP 1094 San Lucas, LLC

AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC	AH SubGP 1098 Green Pines, LLC

AH SubGP 1158 Flat Iron, LLC	AH SubGP 1170 Palms at Vero Beach, LLC	AH SubGP 1212 Painted Desert, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC

AH SubGP 1384 Woodglen, LLC	AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC

AH SubGP 1535 Hunter’s Run, LLC	AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC

AH SubGP 1631 Broadway, LLC	AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC

AH SubGP 641 McKinney Apartments, LLC	AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC

AH SubGP 785 Mayfield, LLC	AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC

AH SubGP 929 Collinwood, LLC	AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC

AH SubGP MDL, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC

AIG Assurance Company	AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.

AIG Commercial Equipment Finance, Inc.	AIG Consumer Finance Group, Inc.	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.

AIG Employee Services, Inc.	AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

AIG G5, Inc.	AIG Global Asset Management Holdings Corp.	AIG Global Capital Markets Securities, LLC	AIG Global Real Estate Investment Corp.	AIG Insurance Management Services, Inc.

AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.	AIG Life of Bermuda, Ltd.

AIG Markets, Inc.	AIG Matched Funding Corp.	AIG Mortgage Capital, LLC	AIG North America, Inc.	AIG Partnership Holdings Corp.

AIG PC Global Services Inc.	AIG Procurement Services, Inc.	AIG Property Casualty Company	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.

AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Specialty Insurance Company

AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)	AIG Travel, Inc.	AIG Warranty Services of Florida, Inc.

AIG Warranty Services, Inc.	AIG WarrantyGuard, Inc.	AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.

AIG-FP Pinestead Holdings Corp.	AIGGRE Dakota Springs Investor LLC	AIGGRE DC Ballpark Investor, LLC	AIGGRE Europe Real Estate Fund I	AIGGRE Livermore Longfellow Investor LLC

AIGGRE Market Street II LLC	AIGGRE North Getty Investor LLC	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC

AIGGRE U.S. Real Estate Fund III	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.

Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation

American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Insurance Company	American General Life Services Company, LLC

American General Realty	American Home Assurance Company	American International Facilities Management	American International Group, Inc.	American International Realty Corporation

American International Reinsurance	Applewood Funding Corp.	Arthur J. Glatfelter Agency, Inc.	Barnegat Funding Corp.	Blackboard Customer Care Insurance Services

Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company	Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC

CAP Investor 2, LLC	CAP Investor 4, LLC	CAP Investor 5, LLC	CAP Investor 8, LLC	CAP Investor 10, LLC

CAP Investor 14, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company	Connective Mortgage Advisory Company	Crop Risk Services, Inc.

Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.	DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company

Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.	Fortitude Group Holdings, LLC	Fortitude Group Services, Inc.

Fortitude Life & Annuity Solutions, Inc.	Fortitude Re Investments, LLC	Fortitude Reinsurance Company, Ltd.	Foundry Insurance Agency, Inc.	GIG of Missouri, Inc.

GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC	Glatfelter Underwriting Services, Inc.	Grand Savannah SAHP Corp.

Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.	Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Company	Company	Company	Company	Company

LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.	Livetravel, Inc.	LSTREET I, LLC

LSTREET II, LLC	MG Reinsurance Limited	MIP Mezzanine, LLC	MIP PE Holdings, LLC	Morefar Marketing, Inc.

Mt. Mansfield Company, Inc.	National Union Fire Insurance	National Union Fire Insurance Company	New Hampshire Insurance Company	PCG 2019 Corporate Member Limited

Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.	Prairie SAHP Corp.	Raptor Funding Corp.	Rialto Melbourne Investor LLC

Risk Specialists Companies	SA Affordable Housing, LLC	SA Investment Group, Inc.	SA SubGP 1000 Woodwind Lakes, LLC	SAAHP GP Corp.

SAFG Retirement Services, Inc.	SAHP GA III - SC LLC	SAI Deferred Compensation Holdings, Inc.	Sandstone (2016) Ltd.	SCSP Corp.

Service Net Solutions of Florida, LLC	Service Net Warranty, LLC	SLP Housing GPDNAC, LLC	SNW Insurance Agency, LLC	Spruce Peak Realty, LLC

Stowe Mountain Holdings, Inc.	Stratford Insurance Company	SubGen NT, Inc.	SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC

SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC	SunAmerica Fund Assets 112, LLC	SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC

SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company	SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC

The Glatfelter Agency, Inc.	The Insurance Company of the State of Pennsylvania	The United States Life Insurance Company of the City of New York	The Variable Annuity Life Insurance Company	Travel Guard Group, Inc.

Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company	Validus America, Inc.

Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.	Validus Specialty, LLC

Volunteer Firemen’s Insurance Services, Inc.	Webatuck Corp.	Westco Claims Management Services, Inc.	Westco Insurance Managers, Inc.	Western World Insurance Company

Western World Insurance Group, Inc.

15. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer’s statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer’s RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer’s size, but also on the risk profile of the insurer’s operations. At December 31, 2020, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a twelve-month period, measured retrospectively from the date of payment, which the Company can pay without obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company’s statutory surplus as regards to policyholders at the preceding December 31; or (2) the Company’s preceding year’s statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

can only be paid out of unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2021 without prior approval of the TDI is $395 million. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2020, 2019 and 2018:

Date	Type	Cash or Non-cash	Amount (in millions)
2020
September 18, 2020	Ordinary	Cash	$86
December 18, 2020	Ordinary	Cash	274

2019
March 28, 2019	Extraordinary	Cash	$174
June 26, 2019	Extraordinary	Cash	174
September 25, 2019	Extraordinary	Cash	274

2018
March 27, 2018	Ordinary	Cash	$49
June 26, 2018	Ordinary	Cash	100
September 24, 2018	Ordinary	Cash	100
December 26, 2018	Ordinary	Cash	400

16. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company’s employees participate in various AIG Parent-sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent’s allocation of the Company’s share of expenses from the plans based on participants’ earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2020	2019	2018
Defined benefit plans	$(9)	$(2)	$(10)

Defined Contribution Plan

AIG Parent sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS-imposed limitations.

Effective January 1, 2016, AIG Parent provides participants in the plan an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant’s annual base compensation for the plan

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company’s pre-tax expense associated with this plan were $22 million, $20 million and $19 million in 2020, 2019 and 2018, respectively.

Share-based and Deferred Compensation Plans

AIG sponsors Long Term Incentive Plans (“LTIP”) that provide for annual awards to certain employees, including senior executive officers and other highly compensated employees that may be a combination of one or more of the following units: performance share units (“PSUs”), restricted stock units (“RSUs”), or stock options.

The number of PSUs issued on the grant date (the target) provides the opportunity for the LTIP participant to receive shares of AIG Common Stock based on AIG achieving specified performance goals at the end of a three-year performance period. These performance goals are pre-established by AIG’s Compensation and Management Resources Committee for each annual grant and may differ from year to year. The actual number of PSUs earned can vary from zero to 200 percent of the target for the 2020, 2019 and 2018 awards, depending on AIG’s performance relative to a specified peer group and/or the outcome of pre-established financial goals, as applicable. RSUs and stock options are earned based on continued service by the participant.

Vesting occurs on January 1 of the year immediately following the end of the three-year performance period. For awards granted prior to 2017, vesting occurs in three equal installments beginning on January 1 of the year immediately following the end of a performance period and January 1 of each of the next two years. Recipients must be employed at each vesting date to be entitled to share delivery, except upon the occurrence of an accelerated vesting event, such as an involuntary termination without cause, disability, retirement eligibility or death during the vesting period.

LTI awards accrue dividend equivalent units (“DEUs”) in the form of additional PSUs and/or RSUs whenever a cash dividend is declared on shares of AIG Common Stock; the DEUs are subject to the same vesting terms and conditions as the underlying unit.

The Company receives an allocation from AIG for these expenses. The Company recognized compensation expenses of $9 million and $8 million as of December 31, 2020 and 2019, respectively, based on the value of AIG’s common stock on the date of grant of which all was recharged to related parties.

Modification of LTI Awards

During the third quarter of 2019, the Company added a modifier to the 2019 performance share units awarded to certain senior executives to cap payout at 100 percent of target if our total shareholder return for the three-year performance period is below peer median. The Company did not recognize any incremental compensation expense as a result of this modification. During the third quarter of 2020, the Company reduced the performance goals from three to two metrics for the 2018 LTI and 2019 LTI awards for certain PSU recipients.

17. DEBT

The Company is a member of the FHLB of Dallas.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company’s ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company’s obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company’s liability under advances borrowed.

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2020	2019
Membership stock - Class B	$7	$7
Activity stock	9	9
Excess stock	1	1

Total	$17	$17

Actual or estimated borrowing capacity as determined by the insurer	$2,879	$2,263

The Company did not hold any Class A at either December 31, 2020 or 2019.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2020		December 31, 2019
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Amount pledged	$729	$782	$472	$491

Maximum amount pledged during reporting period	$984	$1,029	$486	$486

The Company’s borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreement amounts and maximum borrowings from the FHLB:

	December 31,
(in millions)	2020	2019
Maximum amount borrowed during reporting period	$209	$209

While the funding agreements are presented herein to show all amounts received from the FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company’s intent is to earn a spread and not to fund operations. There were no advances taken by the Company as debt which were outstanding at December 31, 2020 and 2019.

On February 15, 2018, the Company entered into a funding agreement with FHLB of Dallas in the amount of $209 million for a 10-year term with a floating interest rate.

18. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $970 million and $600 million at December 31, 2020 and 2019, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund’s governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2020, $322 million are currently expected to expire in 2021 and the remainder by 2024, based on the expected life cycle of the related fund, and the Company’s historical funding trends for such commitments.

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2020 and 2019, the Company had $162 million and $325 million, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $39 million are expected to expire in 2021 and the remainder by 2029, based on the expected life cycle of the related loans, and the Company’s historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2020, the future minimum lease payments under the operating leases are as follows:

(in millions)
2021	$3
2022	3
2023	2
2024	1
2025	1
Remaining years after 2025	-
Total	$10

Rent expense was $4 million in 2020, $4 million in 2019 and $3 million in 2018.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company had accrued $8 million for these guarantee fund assessments at December 31, 2020 and 2019. The Company had receivables of $3 million at December 31, 2020 and 2019, for expected recoveries against the payment of future premium taxes.

The Company is not subject to the risk-sharing provisions of the Affordable Care Act.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company’s activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions. The applicable provisions of ERISA and the Internal Revenue Code are subject to enforcement by the DOL, the Internal Revenue Service (IRS) and the Pension Benefit Guaranty Corporation.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company’s businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company’s business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace.

The SECURE Act (Setting Every Community Up for a Retirement Enhancement Act) includes a number of provisions aimed at increasing retirement savings, including repealing the maximum age for traditional IRA contributions, increasing the age for required minimum distributions from retirement accounts and incentivizing small businesses to start new retirement plans for employees. SECURE Act was signed into law as part of broader federal legislation on December 20, 2019, with many provisions effective January 1, 2020. Some of the changes in law made by the SECURE Act are complex and still require further regulatory guidance. We have implemented new processes and procedures, where needed, designed to comply with the new requirements.

19. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

On October 26, 2020, AIG announced its intention to separate its Life & Retirement business from AIG. No decisions have yet been made regarding the structure of the proposed initial disposition of up to a 19.9% interest in the Life and Retirement business. In addition, any separation transaction will be subject to the satisfaction of various conditions and approvals, including approval by the AIG Board of Directors, receipt of insurance and other required regulatory approvals, and satisfaction of any applicable requirements of the Securities and Exchange Commission. No assurance can be given regarding the form that a separation transaction may take or the specific terms or timing thereof, or that a separation will in fact occur. For further information regarding AIG’s announcement, please refer to AIG’s Form 10-K for the year ended December 31, 2020.

AIG Parent continues to execute initiatives focused on organizational simplification, operational efficiency, and business rationalization. In keeping with AIG’s broad and ongoing efforts to transform for long-term competitiveness, AIG Parent recognized restructuring costs of $435 million, $218 million and $395 million of pre-tax restructuring and other costs in 2020, 2019 and 2018, respectively, primarily comprised of employee severance charges.

CARES Act

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act to mitigate the economic impacts of the COVID-19 crisis. This legislation contains multiple provisions, including some that provide greater access to assets held in tax-qualified retirement plans and IRAs for qualifying individuals, which have relevance to the products and services offered by the Company. The relief provided in the CARES Act includes, among others, temporary liberalization of access to distributions and loans, and loan repayment suspension, for eligible individuals in many defined contribution retirement plans; a waiver of the 10% additional tax on qualifying distributions which otherwise applies to early distributions (generally, prior to age 59 1⁄2) from retirement plans and IRAs; and a temporary

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

waiver of required minimum distributions due to be taken in 2020 from retirement plans and IRAs. The Company has implemented an array of forms, processes and procedures to assist in making these provisions available to plan sponsors, plan participants and IRA owners. All of these temporary provisions expired by the end of 2020. Any additional liberalization would require enactment of new legislation.

COVID-19

The impact of COVID-19 crisis is evolving rapidly and will depend upon the scope and duration of the crisis as well as the actions taken by governments, regulators and other third parties in response, all of which are highly uncertain at this time. Please refer to AIG’s Form 10-K for the year ended December 31, 2020, for additional information regarding the impact of this event on AIG and its businesses.

Specific to AIG’s Life & Retirement segment, which includes the Company’s businesses, the most significant impacts relating to COVID-19 have been the impact of interest rate and equity market levels on spread and fee income, and adverse mortality. Additionally, we have a diverse investment portfolio with material exposures to various forms of credit risk. Because of the far reaching economic impacts of COVID-19, it is likely that there will be continued impact on the value of the portfolio; however, at this point in time, uncertainty surrounding the duration and severity of the COVID-19 crisis make the short-term or long-term financial impact difficult to quantify. Our management is actively monitoring the Company’s claims activity and evaluating the potential direct and indirect impacts that COVID-19 may have on the Company’s businesses, operations and investments (including resulting from accommodations if any we may provide to our clients during this crisis).

Additional information on AIG Parent is publicly available in AIG Parent’s regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company’s commercial mortgage loans were transferred to special purpose entities, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. The transfer was accounted for as a sale and the Company derecognized the commercial mortgage loans transferred. The beneficial interests in loan-backed and structured securities and equity interests received by the Company were initially recognized at fair value as unaffiliated investments, as these securities are non-recourse to the issuer, and interest and principal payments are dependent upon the cash flows from the underlying unaffiliated mortgage loans.

Lighthouse VI

During 2013, the Company, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company’s Representative Security Account (RSA).

In each transaction, a portion of the Company’s securities were transferred to the RSA of the affiliate, AGL, in exchange for other AGL securities.

Ambrose

During 2012, 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (the Ambrose entities). As consideration for the transferred securities, the Company received beneficial

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NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

interests in tranches of structured securities issued by each Ambrose entity. These structured securities were designed to closely replicate the interest and principal amortization payments of the transferred securities.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG, which are guaranteed by AIG. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand.

These capital commitments received by the Ambrose entities range from $200 million to $400 million per entity.

American Home Guarantee

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of the agreement, American Home has unconditionally and irrevocably guaranteed insurance policies that the Company issued between March 3, 2003 and December 29, 2006. American Home’s audited statutory financial statements are filed with the SEC in the Company’s registration statements for variable products that are subject to the Guarantee.

Affiliate Transactions

The Company purchases or sells securities, at fair market value, to or from affiliates in the ordinary course of business.

During the year ended December 31, 2020, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company’s Annual Registration Statement and monthly amendments filed with the TDI.

On June 2, 2020, in connection with AIG Parent’s completion of the sale of a majority of the interests in Fortitude Group Holdings, LLC, the Company executed an Amended and Restated Modified Coinsurance Agreement (the “Amended and Restated ModCo”) with Fortitude Reinsurance Company, Ltd. (“Fortitude”) with an effective date of June 1, 2020. Fortitude is a wholly owned subsidiary of Fortitude Group Holdings, LLC. The Amended and Restated ModCo amends and restates the Modified Coinsurance Agreement previously executed by the Company with Fortitude in February 2018. Following AIG Parent’s completion of the aforementioned sale, Fortitude is no longer an affiliate of the Company.

In January 2019, VALIC and several of its U.S. insurance company affiliates established AIGGRE U.S. Real Estate Fund III, LP (“U.S. Fund III”), a real estate investment fund managed by AIGGRE. At the closing of U.S. Fund III on January 2, 2019, the Company made a capital commitment to the fund of up to $296 million, which represents approximately 19.7% equity interests in the fund. In connection with the closing of U.S. Fund III, the Company contributed to the fund its interests in certain real estate equity investments with an aggregate fair value of approximately $63.6 million and received a cash payment of approximately $16.8 million. In December 2020, VALIC and several of its U.S. insurance company affiliates sold a portion of their equity interests in U.S. Fund III to third parties. VALIC sold equity interests in the fund representing approximately 3.7% of Fund III to the third parties for a purchase price of approximately $29.8 million. At the close of the sale to the third parties, a portion of the purchase price was paid in cash and the remainder is being paid based on the terms of loan agreements between VALIC and the third parties.

In March 2019, the Company and several of its U.S. insurance company affiliates established AIGGRE Europe Real Estate Fund II, LP (“Europe Fund II), a real estate investment fund managed by AIGGRE. In connection with the closing of Europe Fund II, the Company made a capital commitment to the fund of up to $100.4 million (representing an approximately 21.7% equity interest therein), and contributed to the fund the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $20.6 million) and received a cash payment from the fund (approximately $12.8 million).

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIG Global Real Estate

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investment Corp. (including its investment management affiliates, “AIGGRE”), by contributing such interests to three separate real estate investment funds managed by AIGGRE: AIGGRE U.S. Real Estate Fund I, LP (“U.S. Fund I”), AIGGRE U.S. Real Estate Fund II, LP (“U.S. Fund II” and, together with U.S. Fund I, the “U.S. Funds”), and AIGGRE Europe Real Estate Fund I S.C.SP (“Europe Fund I”). The U.S. Funds each closed on November 1, 2018. In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $36 million (representing approximately 3% equity interest therein), and contributed to the fund the Company’s interests in certain real estate equity investments with an aggregate fair value of approximately $66 million and received a cash payment from the fund of approximately $42 million. In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $108 million (representing approximately 4% equity interest therein), and contributed to the fund the Company’s interests in certain real estate equity investments with an aggregate fair value of approximately $148.9 million and received a cash payment from the fund of approximately $65.7 million. Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $19.6 million (representing approximately 3% equity interest therein) and contributed to the fund the Company’s interests in certain real estate equity investments with an aggregate fair value of approximately $19.2 million and received a cash payment from the fund of approximately $6.3 million.

As a result of these transactions, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $11.3 million, $14.9 million, $59.3 million, $6 million and $103.3 million, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $11.7 million, $16.7 million, $179.3 million, $5.5 million and $108.3 million, respectively.

At December 31, 2018, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I were approximately $11.9 million, $23.3 million and $8.9 million, respectively.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG Parent, in which the Company and each such affiliate can borrow monies from AIG Parent subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company’s maximum borrowing limit being $500 million.

At December 31, 2020 and 2019, the Company did not have any amounts outstanding under the facility.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company’s investments in non-insurance SCA entities as of December 31, 2020:

(in millions)	Gross Amount	Non-admitted Amount	Admitted Asset Amount	Date of NAIC Filing
VALIC Retirement Services Company	$23	$23	$-	NA
VALIC Finl Advisors Inc	99	-	99	April 5, 2019
AIG Life Fund Hldgs Ltd	15	-	15	December 17, 2020
Selkirk No. 3 Investments	1	-	1	Not Applicable
Total	$138	$23	$115

Operating Agreements

The Company has investments in a Liquidity Pool in which funds are managed by an affiliate, AIG Parent Capital Management Corporation, in the amount of $45 million and $206 million at December 31, 2020 and 2019, respectively. These funds were reclassified in 2020 to cash equivalents from short-term investments per NAIC guidelines.

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $427 million, $390 million and $332 million as part of the cost sharing expenses attributed to the Company but incurred by AIG Parent and affiliates in 2020, 2019 and 2018, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company’s invested assets are managed by an affiliate. The investment management fees incurred were $43 million in 2020, and $39 million in 2019 and $38 million in 2018.

20. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 23, 2021, the date the financial statements were issued.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

21. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2020 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
12669GBA8	$666	$653	$13	$653	$590	3/31/2020
16165YAB8	5,440	5,031	409	5,031	5,275	3/31/2020
3622EBAB4	357	347	10	347	353	3/31/2020
05946XSQ7	431	428	3	428	426	3/31/2020
12667GBC6	2,445	2,435	10	2,435	2,405	3/31/2020
172973WZ8	86	85	1	85	85	3/31/2020
55027YAD0	226	222	4	222	217	3/31/2020
86358EFJ0	1,366	1,321	45	1,321	1,276	3/31/2020
59024NAA5	2,274	1,943	331	1,943	2,034	3/31/2020
12669EF50	676	656	20	656	623	3/31/2020
03927NAE3	59	-	59	-	19	3/31/2020
52109PAJ4	7,013	6,934	79	6,934	6,774	3/31/2020
3622N6AA7	3,309	3,293	16	3,293	3,036	3/31/2020
45254NPA9	2,561	2,488	73	2,488	2,464	3/31/2020
126670QT8	32,725	32,508	217	32,508	31,029	3/31/2020
362341FR5	725	712	13	712	624	3/31/2020
45254NML8	4,137	4,005	132	4,005	3,883	3/31/2020
225470UK7	3,687	3,627	60	3,627	3,495	3/31/2020
25150QAA5	13,000	12,706	294	12,706	12,551	3/31/2020
3622EBAA6	668	650	18	650	654	3/31/2020
25151XAA9	8,980	8,798	182	8,798	8,232	3/31/2020
64352VNZ0	14,515	14,129	386	14,129	14,270	3/31/2020
25150WAA2	3,202	3,102	100	3,102	2,926	3/31/2020
040104QP9	8,793	8,530	263	8,530	8,165	3/31/2020
74923WAB4	3,052	2,748	304	2,748	3,028	3/31/2020
058928AN2	1,835	1,799	36	1,799	1,766	3/31/2020
94984MAB0	2,600	2,515	85	2,515	2,523	3/31/2020
68389FKQ6	18,086	17,745	341	17,745	18,064	3/31/2020
02150TAD2	4,298	4,162	136	4,162	4,172	3/31/2020
75114GAA7	5,313	5,291	22	5,291	5,031	3/31/2020
456606EZ1	10,237	9,804	433	9,804	9,339	3/31/2020
007036HY5	3,933	3,862	71	3,862	3,612	3/31/2020
855541AC2	3,258	3,072	186	3,072	2,991	3/31/2020
007036QE9	2,633	2,477	156	2,477	2,464	3/31/2020
02151JAA9	15,429	14,880	549	14,880	14,240	3/31/2020
61915YAC5	4,602	3,673	929	3,673	4,520	3/31/2020
12667FJC0	7,292	7,130	162	7,130	6,835	3/31/2020
12666PBE3	9,718	9,435	283	9,435	9,181	3/31/2020
32055WAB2	2,391	2,263	128	2,263	2,168	3/31/2020
126670FC7	2,968	2,930	38	2,930	2,958	3/31/2020
576433SX5	1,093	1,080	13	1,080	1,027	3/31/2020
007036ET9	1,473	1,449	24	1,449	1,362	3/31/2020
007036FT8	2,385	2,334	51	2,334	2,166	3/31/2020
12669E2W5	3,566	3,464	102	3,464	3,405	3/31/2020
362437AE5	13,219	12,792	427	12,792	13,158	3/31/2020

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
232422AE5	$7,154	$7,020	$134	$7,020	$7,058	3/31/2020
225458AQ1	1,973	1,965	8	1,965	1,960	3/31/2020
929227C87	896	894	2	894	844	3/31/2020
36228FND4	834	831	3	831	820	3/31/2020
23247LAD0	10,386	9,954	432	9,954	9,218	3/31/2020
89176EAC4	5,111	5,096	15	5,096	4,488	3/31/2020
81748MCC0	3,458	3,389	69	3,389	2,984	3/31/2020
86361WAA9	9,309	9,137	172	9,137	9,281	3/31/2020
64352VNK3	9,593	9,353	240	9,353	9,362	3/31/2020
83611MGV4	4,297	4,131	166	4,131	3,869	3/31/2020
12652CBE8	327	319	8	319	298	3/31/2020
69374JBU4	105	100	5	100	67	3/31/2020
69372XBS0	272	263	9	263	218	3/31/2020
69372XBQ4	772	761	11	761	693	3/31/2020
69372XBT8	114	106	8	106	103	3/31/2020
69374XBQ2	656	643	13	643	555	3/31/2020
69374XBT6	89	83	6	83	76	3/31/2020
69375BBQ9	735	724	11	724	620	3/31/2020
69375BBT3	61	56	5	56	55	3/31/2020
693684BR2	770	755	15	755	642	3/31/2020
Quarterly Total	$293,634	$285,088	$8,546	$285,088	$278,627
75114GAC3	$3,185	$3,093	$92	$3,093	$2,794	6/30/2020
74927XAD4	6,640	6,471	169	6,471	4,753	6/30/2020
05530VAA7	3,845	3,755	90	3,755	3,431	6/30/2020
3622MSAA0	510	493	17	493	470	6/30/2020
93364FAC5	16,205	15,994	211	15,994	15,026	6/30/2020
007036UQ7	3,415	3,343	72	3,343	3,098	6/30/2020
026930AA5	2,418	2,350	68	2,350	2,360	6/30/2020
46630KAU0	17,202	16,491	711	16,491	14,462	6/30/2020
126694JT6	7,100	6,985	115	6,985	6,606	6/30/2020
452550AB2	23,149	22,752	397	22,752	21,704	6/30/2020
36242D4W0	9,492	9,417	75	9,417	9,070	6/30/2020
41162DAD1	8,856	8,724	132	8,724	8,350	6/30/2020
126694LE6	3,840	3,790	50	3,790	3,610	6/30/2020
76112BKM1	5,212	5,176	36	5,176	4,887	6/30/2020
61756VAE9	19,104	18,871	233	18,871	17,598	6/30/2020
1729732Z1	1,477	1,278	199	1,278	1,444	6/30/2020
22541QR87	425	361	64	361	420	6/30/2020
45254NQF7	8,263	8,084	179	8,084	7,606	6/30/2020
92922F5W4	4,325	4,285	40	4,285	4,116	6/30/2020
74958TAK9	2,714	2,599	115	2,599	2,476	6/30/2020
Quarterly Total	$147,377	$144,312	$3,065	$144,312	$134,281
03072SX59	$30,169	$29,508	$661	$29,508	$30,798	9/30/2020
02151RAA1	24,566	23,999	567	23,999	23,478	9/30/2020
126680AB3	25,256	24,810	446	24,810	26,502	9/30/2020
93364CAA6	4,317	4,268	49	4,268	4,021	9/30/2020
94983RAD6	867	855	12	855	844	9/30/2020
92925VAF7	3,148	3,048	100	3,048	3,099	9/30/2020
933634AG2	2,350	2,311	39	2,311	2,270	9/30/2020
93364AAB8	2,643	2,627	16	2,627	2,421	9/30/2020
12669GW56	5,404	5,258	146	5,258	5,229	9/30/2020
05946XR62	5,694	5,621	73	5,621	5,422	9/30/2020
12637HAP3	7,919	7,752	167	7,752	7,538	9/30/2020

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
16159GAZ2	$7,064	$7,033	$31	$7,033	$6,163	9/30/2020
69372XBR2	1,131	1,117	14	1,117	1,017	9/30/2020
69374XBR0	1,369	1,354	15	1,354	1,132	9/30/2020
Quarterly Total	$121,897	$119,561	$2,336	$119,561	$119,934
69374XBS8	$540	$529	$11	$529	$460	12/31/2020
69375BBS5	490	477	13	477	433	12/31/2020
69375BBR7	1,465	1,449	16	1,449	1,253	12/31/2020
693684BS0	1,767	1,757	10	1,757	1,467	12/31/2020
693684BT8	588	576	12	576	472	12/31/2020
693684BU5	271	263	8	263	259	12/31/2020
17307GCB2	436	421	15	421	346	12/31/2020
92922FQF8	54	54	-	54	56	12/31/2020
46628FAN1	787	602	185	602	722	12/31/2020
59549RAG9	6,627	6,596	31	6,596	7,274	12/31/2020
76110WTM8	7,619	7,547	72	7,547	7,609	12/31/2020
94986KAA4	56,948	56,433	515	56,433	53,910	12/31/2020
863579B64	4,007	3,801	206	3,801	3,532	12/31/2020
225470FB4	4,931	4,842	89	4,842	4,772	12/31/2020
760985TN1	453	408	45	408	392	12/31/2020
12669FK85	328	181	147	181	93	12/31/2020
94984NAA0	799	725	74	725	798	12/31/2020
69371VBH9	940	930	10	930	1,115	12/31/2020
693680BK5	221	218	3	218	342	12/31/2020
Quarterly Total	$89,271	$87,809	$1,462	$87,809	$85,305
		Year-end total	$15,409

* Structured notes held by the Company that are defined as a Mortgage-Referenced Security by the IAO.

Supplemental Information

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2020
Investment income earned:
Government bonds	$27
Other bonds (unaffiliated)	1,650
Preferred stocks (unaffiliated)	1
Common stocks of affiliates	20
Cash and short-term investments	10
Mortgage loans	296
Real estate	2
Contract loans	27
Other invested assets	36
Derivative instruments	10
Miscellaneous income	1
Gross investment income	$2,080

Real estate owned - book value less encumbrances	$5

Mortgage loans - book value:
Commercial mortgages	$6,724
Residential mortgages	248
Mezzanine loans	30
Total mortgage loans	$7,002

Mortgage loans by standing - book value:
Good standing	$6,973
Good standing with restructured terms	15
Interest overdue more than 90 days, not in foreclosure	13
Foreclosure in process	1
Total mortgage loans	$7,002

Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Common stocks	$138

Bonds, short-term and cash equivalent bond investments by class and maturity:
Bonds, short-term and cash equivalent bond investments by maturity - statement value:
Due within one year or less	$2,684
Over 1 year through 5 years	8,996
Over 5 years through 10 years	10,915
Over 10 years through 20 years	7,284
Over 20 years	7,750
Total maturity	$37,629

Bonds, short-term and cash equivalent bond investments by class - statement value:
Class 1	$20,959
Class 2	13,814
Class 3	1,620
Class 4	861
Class 5	324
Class 6	51
Total by class	$37,629

Total bonds, short-term and cash equivalent bond investments publicly traded	$22,328
Total bonds, short-term and cash equivalent bond investments privately placed	15,301

Preferred stocks - statement value	$3
Common stocks - market value	155
Short-term investments - book value	9
Options, caps and floors owned - statement value	259
Collar, swap and forward agreements open - statement value	(32)
Futures contracts open - current value	(3)
Cash on deposit	(114)

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2020
Life insurance in-force:
Industrial	$-
Ordinary	2
Credit	-
Group	-

Amount of accidental death insurance in-force under ordinary policies	-

Life insurance policies with disability provisions in-force:
Industrial	-
Ordinary	-
Group life	-

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	26
Income payable	6

Ordinary - involving life contingencies:
Amount on deposit	304
Income payable	40

Annuities:
Ordinary:
Immediate - amount of income payable	$23
Deferred, fully paid - account balance	24,517
Deferred, not fully paid - account balance	-

Group:
Amount of income payable	13
Fully paid - account balance	18,641
Not fully paid - account balance	-

Accident and health insurance - premiums in-force:
Other	$-
Group	-
Credit	-

Deposit funds and dividend accumulations:
Deposit funds - account balance	$-
Dividend accumulations - account balance	-

Claim payments in 2020:
Group accident & health:
2020	$-
2019	-
2018	-
2017	-
2016	-
Prior	-

Other accident & health:
2020	-
2019	-
2018	-
2017	-
2016	-
Prior	-

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2020

(in millions)

1. The Company’s total admitted assets as of December 31, 2020 are $91.1 billion.

The Company’s total admitted assets, excluding separate accounts, as of December 31, 2020 are $49.4 billion.

2. Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	AIG DECO Fund I LP	OIA- LP	$700	1.40%
b.	Senior Direct Lending Program LLC	Bonds	278	0.60
c.	AIG Global Real Estate Investment Corp	OIA	247	0.50
d.	Oracle Corporation	Bonds	235	0.50
e.	JPMorgan Chase & Co.	Bonds	219	0.40
f.	Amazon.com, Inc.	Bonds	216	0.40
g.	California, State of	Bonds	185	0.40
h.	Microsoft Corporation	Bonds	180	0.40
i.	Walt Disney Company, The	Bonds	178	0.40
j.	Bank of America Corporation	Bonds	173	0.40

3. The Company’s total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments			Preferred Stocks

NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC - 1	$20,959	42.50%	P/RP - 1	$1	-%
NAIC - 2	13,814	28.00	P/RP - 2	-	-
NAIC - 3	1,620	3.30	P/RP - 3	-	-
NAIC - 4	861	1.70	P/RP - 4	-	-
NAIC - 5	324	0.70	P/RP - 5	2	-
NAIC - 6	51	0.10	P/RP - 6	-	-

4. Assets held in foreign investments:

		Amount	Percentage of Total Admitted Assets
a.	Total admitted assets held in foreign investments	$8,587	17.40%
b.	Foreign currency denominated investments	2,331	4.70
c.	Insurance liabilities denominated in that same foreign currency	-	-

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$7,611	15.40%
b.	Countries rated NAIC - 2	793	1.60
c.	Countries rated NAIC - 3 or below	182	0.40

6. Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$2,503	5.10%
	Country 2: Australia	1,328	2.70
b.	Countries rated NAIC - 2
	Country 1: Mexico	173	0.40
	Country 2: Peru	113	0.20
c.	Countries rated NAIC - 3 or below
	Country 1: Turkey	38	0.10
	Country 2: South Africa	24	-

7. Aggregate unhedged foreign currency exposure:

	Amount	Percentage of Total Admitted Assets
Aggregate unhedged foreign currency exposure	$2,331	4.70%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1	$2,323	4.70%
b.	Countries rated NAIC - 2	4	-
c.	Countries rated NAIC - 3 or below	4	-

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

9. Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
a.	Countries rated NAIC - 1
	Country 1: United Kingdom	$1,306	2.60%
	Country 2: Ireland	284	0.60
b.	Countries rated NAIC - 2
	Country 1: Peru	2	-
	Country 2: Mexico	2	-
c.	Countries rated NAIC - 3 or below
	Country 1: Turkey	2	-
	Country 2: South Africa	2	-

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

		NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	5555187Get Living London EV Holdco Limited	MORTGAGE LOAN	$135	0.30%
b.	Dexus	NAIC 1	122	0.20
c.	Banco Santander, S.A.	NAIC 1 & 2	111	0.20
d.	5555143 GS London Portfolio II Unit Trust	MORTGAGE LOAN	102	0.20
e.	Swan Funding Series 2011-1A	NAIC 1	100	0.20
f.	Vodafone Group Plc	NAIC 2	100	0.20
g.	5555149 DV4 Eadon CO. Limited	MORTGAGE LOAN	95	0.20
h.	GPT Group, The	NAIC 1	85	0.20
i.	Compass Group PLC	NAIC 1	83	0.20
j.	Fosse Master Issuer PLC 2007-1	MORTGAGE LOAN	80	0.20

11. Assets held in Canadian investments are less than 2.5% of the reporting entity’s total admitted assets.

12. Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company’s total admitted assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

13. The Company’s admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1) are:

		Amount	Percentage of Total Admitted Assets
a.	AIG DECO Fund I LP	$700	1.40%
b.	AIG Global Real Estate Investment Corp	247	0.50
c.	AIG Home Loan	88	0.20
d.	Marina	69	0.10
e.	MARSHALL WACE FUNDS	46	0.10
f.	Coatue Management LLC	44	0.10
g.	AIG Equity Alpha Fund LLC	43	0.10
h.	Voleon	38	0.10
i.	Challenger	34	0.10
j.	Carlyle Group	31	0.10

14. Assets held in nonaffiliated, privately placed equities:

		Amount	Percentage of Total Admitted Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$1,107	2.20%

Largest three investments held in nonaffiliated, privately placed equities:
a.	AIG DECO Fund I LP	$700	1.40%
b.	AIG Home Loan 3 LLC	88	0.20
c.	Marina	69	0.10

Ten largest fund managers:

Fund Manager		Total Invested	Diversified	Non- diversified
a.	AIG DECO Fund I LP	$700	$700	$-
b.	AIGGRE U.S. Real Estate Fund III LP	247	-	247
c.	AIG Home Loan 3 LLC	88	-	88
d.	Marina	69	69	-
e.	MW Eureka Fund LP	46	46	-
f.	Coatue Qualified Partners LP	44	44	-
g.	AIG Equity Alpha Fund LLC	43	43	-
h.	AIGGRE Europe Real Estate Fund II LR Feeder LLC	38	38	-
i.	Challenger	34	34	-
j.	Voleon Institutional Strategies Fund LP	31	31	-

15. Assets held in general partnership interests are less than 2.5 percent of the Company’s total admitted assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

16. Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Amount	Percentage of Total Admitted Assets
a. COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	$135	0.30%
b. COMMERCIAL MORTGAGE LOAN, Loan No. 8002626, NY	114	0.20
c. COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR	102	0.20
d. COMMERCIAL MORTGAGE LOAN, Loan No. 8002642, FL	100	0.20
e. COMMERCIAL MORTGAGE LOAN, Loan No. 8002507, NY	98	0.20
f. COMMERCIAL MORTGAGE LOAN, Loan No. 5555149, GBR	95	0.20
g. COMMERCIAL MORTGAGE LOAN, Loan No. 8002282, HI	91	0.20
h. COMMERCIAL MORTGAGE LOAN, Loan No. 8002587, NY	87	0.20
i. COMMERCIAL MORTGAGE LOAN, Loan No. 8002157, NY	86	0.20
j. COMMERCIAL MORTGAGE LOAN, Loan No. 8002538, CA	81	0.20

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

	Amount	Percentage of Total Admitted Assets
a. Construction loans	$147	0.30%
b. Mortgage loans over 90 days past due	13	-
c. Mortgage loans in the process of foreclosure	1	-
d. Mortgage loans foreclosed	-	-
e. Restructured mortgage loans	15	-

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. above 95%	$2	-%	$25	0.10%	$-	-%

b. 91% to 95%	2	-	-	-	-	-

c. 81% to 90%	19	-	82	0.20	-	-

d. 71% to 80%	45	0.10	188	0.40	-	-

e. below 70%	181	0.40	6,385	12.90	-	-

18. Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company’s total admitted assets.

19. Assets held in mezzanine real estate loans are less than 2.5 percent of the Company’s total admitted assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED)

DECEMBER 31, 2020

(in millions)

20. The Company’s total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Securities lending (do not include assets held as collateral for such transactions)	$1,226	2.50%	$835	$737	$1,323
b. Repurchase agreements	27	0.10	22	32	97
c. Reverse repurchase agreements	-	-	-	-	-
d. Dollar repurchase agreements	-	-	-	-	-
e. Dollar reverse repurchase agreements	-	-	-	-	-

21. The Company’s potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
a. Hedging	$-	-%	$-	-%

b. Income generation	-	-	-	-

c. Other	-	-	-	-

22. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$49	0.10%	$43	$44	$44
b. Income generation	-	-	-	-	-
c. Replications	-	-	-	-	-
d. Other	-	-	-	-	-

23. The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
	At Year-End		1st Quarter	2nd Quarter	3rd Quarter
	Amount	Percentage of Total Admitted Assets	Amount	Amount	Amount
a. Hedging	$43	0.10%	$36	$42	$37
b. Income generation	-	-	-	-	-
c. Replications	-	-	-	-	-
d. Other	-	-	-	-	-

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2020

(in millions)	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$652	1.3%	$652	$-	$652	1.3%
All other governments	1,061	2.2	1,061	-	1,061	2.2
U.S. states, territories and possessions, etc. guaranteed	315	0.6	315	-	315	0.6
U.S. political subdivisions of states, territories,						-
and possessions, guaranteed	188	0.4	188	-	188	0.4
U.S. special revenue and special assessment						-
obligations, etc. non-guaranteed	3,656	7.5	3,656	-	3,656	7.5
Industrial and miscellaneous	30,634	63.1	30,634	-	30,634	63.1
Hybrid securities	120	0.2	120	-	120	0.2
Parent, subsidiaries and affiliates	-	-	-	-	-	-
SVO identified funds	-	-	-	-	-	-
Unaffiliated Bank loans	995	2.1	995	-	995	2.1
Total long-term bonds	37,621	77.4	37,621	-	37,621	77.4
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	3	-	3	-	3	-
Parent, subsidiaries and affiliates	-	-	-	-	-	-
Total preferred stocks	3	-	3	-	3	-
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	-	-	-	-	-	-
Industrial and miscellaneous Other (Unaffiliated)	17	-	17	-	17	-
Parent, subsidiaries and affiliates Publicly traded	-	-	-	-	-	-
Parent, subsidiaries and affiliates Other	138	0.3	114	-	114	0.3
Mutual funds	-	-	-	-	-	-
Total common stocks	155	0.3	131	-	131	0.3
Mortgage loans:
Farm mortgages	-	-	-	-	-	-
Residential mortgages	248	0.5	248	-	248	0.5
Commercial mortgages	6,724	13.9	6,724	-	6,724	13.9
Mezzanine real estate loans	30	0.1	30	-	30	0.1
Total valuation allowance	(74)	(0.2)	(74)	-	(74)	(0.2)
Total mortgage loans	6,928	14.3	6,928	-	6,928	14.3
Real estate:
Properties occupied by company	5	-	5	-	5	-
Properties held for production of income	-	-	-	-	-	-
Properties held for sale	-	-	-	-	-	-
Total real estate	5	-	5	-	5	-
Cash, cash equivalents and short-term investments:
Cash	(114)	(0.2)	(114)	1,051	937	1.9
Cash equivalents	76	0.2	76	332	408	0.9
Short-term investments	8	-	8	-	8	-
Total cash, cash equivalents and short-term investments	(30)	-	(30)	1,383	1,353	2.8
Contract loans	517	1.1	517	-	517	1.1

Derivatives	227	0.5	227	-	227	0.5

Other invested assets	1,688	3.5	1,682	-	1,682	3.5

Receivables for securities	60	0.1	60	-	60	0.1

Securities Lending	1,383	2.8	1,383	XXX	XXX	XXX

Other invested assets	4	-	4	-	4	-
Total invested assets	$48,561	100.0%	$48,531	$1,383	$48,531	100.0%

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2020

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes [ ] No [ ] N/A [ X ]

2.

Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes [ ] No [ X ]

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes [ ] No [ ] N/A [ X ]

3.

Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;

(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes [ ] No [ X ]

4.

Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes [ ] No [ X ]		N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes [ ] No [ X ]		N/A

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES

DECEMBER 31, 2020

5.

Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a) Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes [ ] No [ X ] N/A [ ]

(b) Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes [ ] No [ X ] N/A [ ]

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

American Home Assurance Company

An AIG Company

NAIC Code: 19380

Statutory Basis Financial Statements

As of December 31, 2020 and 2019

and for the years ended December 31, 2020, 2019 and 2018

AMERICAN HOME ASSURANCE COMPANY

Statutory Basis Financial Statements

As of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018

Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

We have audited the accompanying statutory financial statements of American Home Assurance Company (the “Company”), which comprise the statutory statements of admitted assets and of liabilities, capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Notes 1B and 1D and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

Emphasis of Matter

As discussed in Notes 1, 6 and 7 to the financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

New York, NY

April 23, 2021

American Home Assurance Company

Statutory Basis Financial Statement

(Dollars in Millions)

Statements of Admitted Assets

	December 31, 2020	December 31, 2019
Cash and invested assets:
Bonds, primarily at amortized cost (fair value: 2020 - $14,633; 2019 - $14,014)	$13,717	$13,277
Common stocks, at carrying value (cost: 2020 - $210; 2019 - $235)	250	245
Preferred stocks, at carrying value (cost: 2020 - $0; 2019 - $17)	-	17
Other invested assets (cost: 2020 - $2,200; 2019 - $2,406)	2,571	2,663
Mortgage loans	2,043	2,539
Short-term investments, at amortized cost (approximates fair value)	124	44
Cash and cash equivalents	441	441
Receivable for securities sold	21	112
Total cash and invested assets	$19,167	$19,338

Investment income due and accrued	$137	$146
Agents’ balances or uncollected premiums:
Premiums in course of collection	1,162	1,278
Premiums and installments booked but deferred and not yet due	140	144
Accrued retrospective premiums	435	490
High deductible policy receivables	40	43
Reinsurance recoverable on paid losses	612	400
Funds held by or deposited with reinsurers	261	215
Net deferred tax assets	621	724
Receivables from parent, subsidiaries and affiliates	94	9
Other assets	198	223
Allowance for uncollectible accounts	(39)	(45)
Total admitted assets	$22,828	$22,965

See Notes to Statutory Basis Financial Statements

  5        STATEMENTS OF ADMITTED ASSETS – As of December 31, 2020 and 2019

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions, Except Share Information)

Statements of Liabilities, Capital and Surplus

	December 31, 2020	December 31, 2019
Liabilities
Reserves for losses and loss adjustment expenses	$8,979	$9,732
Unearned premium reserves	2,731	3,104
Commissions, premium taxes, and other expenses payable	119	135
Reinsurance payable on paid loss and loss adjustment expenses	816	541
Current federal and foreign taxes payable to parent	15	2
Funds held by company under reinsurance treaties	1,809	1,945
Provision for reinsurance	25	16
Ceded reinsurance premiums payable, net of ceding commissions	487	400
Collateral deposit liability	277	276
Payable for securities purchased	246	194
Payable to parent, subsidiaries and affiliates	196	142
Derivative instruments	22	9
Other liabilities	410	474
Total liabilities	$16,132	$16,970

Capital and Surplus
Common capital stock, $20 par value, 1,758,158 shares authorized, 1,556,054 shares issued and outstanding	$31	$31
Capital in excess of par value	6,730	6,485
Unassigned surplus (deficit)	(870)	(1,381)
Special surplus funds from reinsurance	805	860
Total capital and surplus	$6,696	$5,995
Total liabilities, capital and surplus	$22,828	$22,965

See Notes to Statutory Basis Financial Statements

  6        STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2020 and 2019

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Operations and Changes in Capital and Surplus

	For the Years Ended December 31,

	2020	2019	2018
Statements of Operations
Underwriting income:
Premiums earned	$4,832	$5,369	$5,009

Underwriting deductions:
Losses incurred	3,255	2,920	3,945
Loss adjustment expenses	366	814	315
Other underwriting expenses	1,547	1,904	1,858

Total underwriting deductions	5,168	5,638	6,118

Net underwriting loss	(336)	(269)	(1,109)

Investment gain:
Net investment income earned	664	825	1,027
Net realized capital gain (loss) (net of capital gains tax expense: 2020 - $22; 2019 - $42; 2018 - $69)	91	127	(111)

Net investment gain	755	952	916

Net loss from agents’ or premium balances charged-off	(2)	(1)	(3)
Other expense	(113)	(96)	(136)

Net Income (loss) after capital gains taxes and before federal income taxes	304	586	(332)
Federal and foreign income tax benefit	(13)	(35)	(54)
Net Income (Loss)	$317	$621	$(278)

Change in Capital and Surplus
Capital and surplus, as of December 31, previous year	$5,995	$5,923	$6,238
Adjustment to beginning surplus (Note 2)	(9)	21	71

Capital and surplus, as of January 1,	5,986	5,944	6,309
Cumulative effect of changes in accounting principles	-	(39)	-
Other changes in capital and surplus:
Net Income (loss)	317	621	(278)
Change in net unrealized capital gain (loss) (net of capital gain (loss) tax expense (benefit): 2020 - $(15); 2019 - ($1); 2018 - ($50)	178	21	(137)
Change in net deferred income tax	(77)	(143)	31
Change in nonadmitted assets	11	115	(91)
Change in provision for reinsurance	(9)	13	(10)
Capital contribution (Return of Capital)	245	(504)	150
Change in par value of common stock	-	2	-
Foreign exchange translation	(116)	(12)	(20)
Change in assumed mortgage guaranty contingency reserve	(21)	(26)	(31)
Change in ceded mortgage guaranty contingency reserve	184	-	-
Other surplus adjustments	(2)	3	-
Total changes in capital and surplus	710	51	(386)
Capital and Surplus, as of December 31,	$6,696	$5,995	$5,923
See Notes to Statutory Basis Financial Statements

  7        STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2020, 2019 and 2018

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Statements of Cash Flows

	For the Years Ended December 31,
	2020	2019	2018
Cash from Operations:
Premiums collected, net of reinsurance	$4,809	$5,118	$5,292
Net investment income	583	677	839
Miscellaneous income (expense)	(6)	9	4

Sub-total	5,386	5,804	6,135

Benefit and loss related payments	3,848	4,296	4,832
Commission and other expense paid	2,141	2,510	2,599
Federal and foreign income taxes recovered	(14)	(8)	(1)

Net cash (used in) provided from operations	(589)	(994)	(1,295)

Cash from Investments:
Proceeds from investments sold, matured, or repaid
Bonds	3,708	4,296	3,990
Stocks	51	140	339
Mortgage loans	485	293	111
Other investments	1,338	1,374	1,790

Total proceeds from investments sold, matured, or repaid	5,582	6,103	6,230

Cost of investments acquired:
Bonds	4,434	3,637	3,766
Stocks	46	12	56
Mortgage loans	45	164	748
Other investments	782	914	870

Total cost of investments acquired	5,307	4,727	5,440

Net cash provided from (used in) investing activities	275	1,376	790

Cash from Financing and Miscellaneous Sources:
Capital contributions	245	(15)	-
Borrowed fund repaid	-	-	(65)
Intercompany receipts	211	11	599
Net deposit activity on deposit-type contracts and other insurance	(2)	(1)	(27)
Collateral deposit liability (payments) receipts	1	(93)	(24)
Other (payments) receipt	(61)	(75)	60
Net cash (used in) provided from financing and miscellaneous activities	394	(173)	543

Net change in cash, cash equivalents, and short-term investments	80	209	38
Cash, cash equivalents, and short-term investments

Beginning of year	485	276	238

End of year	$565	$485	$276

Refer to Note 11D for description of non-cash items.

See Notes to Statutory Basis Financial Statements

  8        STATEMENTS OF CASH FLOW – for the years ended December 31, 2020, 2019 and 2018

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

1.	Organization and Summary of Significant Statutory Basis Accounting Policies

A.	Basis of Organization and Presentation

Organization

American Home Assurance Company (“the Company” or “American Home”) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (“AIG PC US”), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (“AIG PC”), a Delaware corporation. The Company’s ultimate parent is American International Group, Inc. (the “Ultimate Parent” or “AIG”). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the “Combined Pooling Agreement”), among the twelve companies listed below, collectively named the Combined Pool.

The member companies of the Combined Pool, their National Association of Insurance Commissioners (“NAIC”) company codes, inter-company pooling participation percentages under the Combined Pooling Agreement and states of domicile are as follows:

Company	NAIC Company	Pool Participation Percentage	State of Domicile
National Union *	19445	35%	Pennsylvania
American Home	19380	35%	New York
Lexington	19437	30%	Delaware
APCC	19402	0%	Illinois
C&I	19410	0%	New York
ISOP	19429	0%	Illinois
New Hampshire	23841	0%	Illinois
Specialty	26883	0%	Illinois
Assurance	40258	0%	Illinois
Granite	23809	0%	Illinois
Illinois National	23817	0%	Illinois
AIU	19399	0%	New York

* Lead Company of the Combined Pool

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing and partner organizations. There were no Managing Agents or Third Party Administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2020, 2019, and 2018.

  9        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State / Location	2020	2019	2018
California	$84	$90	$103
Florida	59	62	68
United Arab Emirates	50	61	66
New York	39	32	36
Texas*	14	24	26
Bermuda**	1	57	16
Thailand**	7	27	8

* Texas was below 5% in 2020 and 2019.

**Bermuda and Thailand were below 5% in 2020 and 2018.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY SAP”). Certain balances relating to prior periods have been reclassified to conform to the current year’s presentation.

Additionally, the financial statements include the Company’s U.S. operations, its Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the “Association”).

The Company’s financial information as of and for the years ended December 31, 2020, 2019 and 2018 have been presented in accordance with the terms of the Combined Pooling Agreement.

B.	Permitted and Prescribed Practices

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (“NY DFS”) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual (“NAIC SAP”) have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the “Superintendent”) has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers’ compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

For the affiliated loss portfolio transfer (“LPT”) agreements entered into during 2018, the Company received permitted practices to present the consideration paid in relation to statutory reserves ceded to Fortitude Reinsurance Company Limited (“Fortitude Re”) and Eaglestone Reinsurance Company (“Eaglestone”) within paid losses rather than as premium written and earned. The classification change has no effect on net income or surplus. Refer to Note 5 for further details.

Accounting practices prescribed by the Insurance Department of the Commonwealth of Pennsylvania (“PA SAP”) provide for the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company applied PA SAP with concurrence from the NY DFS to reflect the transfer of collection risk on certain of the Company’s asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the Commissioner with respect to the reinsurance recoverable balance from the original reinsurers.

The Company applied a permitted practice to account for the retroactive aggregate excess of loss reinsurance arrangement entered into with National Indemnity Company (“NICO”), a subsidiary of Berkshire Hathaway, Inc., (the “ADC”) as prospective reinsurance. However, any gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company’s Unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession. For more information, see Note 7.

  10        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The use of the aforementioned permitted and prescribed practices has not affected the Company’s ability to comply with the NY DFS’s risk based capital (“RBC”) and surplus requirements for the 2020, 2019 or 2018 reporting periods.

A reconciliation of the net income (loss) and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

December 31,	SSAP #	FS Ref	2020	2019	2018

Net Income (loss), NY SAP			$317	$621	$(278)
State prescribed or permitted practices - addition (charge):
Change in non-tabular discounting	65	(a)	17	(60)	13
Adverse Development Cover	62R	(a)	-	-	-
Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-

Net Income (loss) , NAIC SAP			$334	$561	$(265)

Statutory surplus, NY SAP			$6,696	$5,995	$5,923
State prescribed or permitted practices - addition (charge):
Non-tabular discounting	65	(a)	(116)	(133)	(73)
Credits for collection risk on certain asbestos reinsurance recoveries	62R	(c)	(43)	(54)	(61)
Adverse Development Cover	62R	(d)	(799)	(854)	(920)
Present the consideration received/paid in relation to the loss reserves within paid losses	62R	(b)	-	-	-

Statutory surplus, NAIC SAP			$5,738	$4,954	$4,869

(a)

Impacts Reserves for losses and loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.

(b)	Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)

Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the change in Provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.

(d)

Impacts Special surplus funds from reinsurance within the Statements of Liabilities, Capital and Surplus. Although the application of prospective reinsurance treatment to the ADC results in no overall changes to surplus, the permitted practice applied results in any gain being restricted and reported in segregated surplus and does not form part of the Company’s Unassigned surplus.

C.	Use of Estimates in the Preparation of the Financial Statements

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company’s accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

•	Reserves for losses and loss adjustment expenses (“LAE”) including estimates and recoverability of the related reinsurance assets;
•	Legal contingencies;
•	Other than temporary impairment (“OTTI”) losses on investments;
•

Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in Capital and Surplus; and

•

Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

These accounting estimates require the use of assumptions, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company’s statutory financial condition, results of operations and cash flows could be materially affected.

  11        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

D.	Accounting Policy Differences

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“US GAAP”). NAIC SAP varies from US GAAP in certain significant respects, including:

Transactions	NAIC SAP Treatment	US GAAP Treatment
Policy Acquisition Costs Principally brokerage commissions and premium taxes arising from the issuance of insurance contracts.	Costs are immediately expensed and are included in Other Underwriting Expenses, except for reinsurance ceding commissions received in excess of the cost to acquire business which are recognized as a deferred liability and amortized over the period of the reinsurance agreement.	Costs directly related to the successful acquisition of new or renewal insurance contracts are deferred and amortized over the term of the related insurance coverage.
Unearned Premiums, Unpaid Losses and Loss Expense Liabilities	Presented net of reinsurance recoverable.	Presented gross of reinsurance with corresponding reinsurance recoverable assets for ceded unearned premiums and reinsurance recoverable on unpaid losses.
Retroactive reinsurance contracts	Gains and losses are recognized in earnings immediately and surplus is segregated to the extent pretax gains are recognized. Certain retroactive affiliate or related party reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction.	Gains are deferred and amortized over the settlement period of the ceded claim recoveries. Losses are immediately recognized in the Statements of Operations.
Investments in Bonds held as: 1) available for sale 2) fair value option	Investment grade securities (rated by NAIC as class 1 or 2) are carried at amortized cost. Non-investment grade securities (NAIC rated 3 to 6) are carried at the lower of amortized cost or fair value.

All available for sale investments are carried at fair value with changes in fair value, net of applicable taxes, reported in accumulated other comprehensive income within shareholder’s equity.

Fair value option investments are carried at fair value with changes in fair value, net of applicable projected income taxes, reported in Net Investment Income.

Investments in Common Stocks	Carried at fair value with unrealized gains and losses reported, net of applicable taxes, in the Statements of Changes in Capital and Surplus.	All equity securities that do not follow the equity method of accounting, are measured at fair value with changes in fair value recognized in earnings.
Investments in Limited Partnerships, Hedge Funds and Private Equity Interests	Carried at the underlying US GAAP equity with results from the investment’s operations recorded, net of applicable taxes, as unrealized gains (losses) directly in the Statements of Changes in Capital and Surplus.

If aggregate interests allow the holding entity to exercise more than significant influence (typically more than 3%), the investment is recorded as an equity method investment wherein the Company’s pro rata share of income or loss for the period, is recorded as net investment income and adjusted against the carrying value of the asset. Similar equity method investments in investment company entities (eg: hedge funds) is adjusted for the Company’s pro rata share of income or loss for the period which is based on the Net Asset Value (“NAV”) with changes in value recorded to Net Investment Income.

Where the aggregate interests do not allow the entity to exercise significant influence (typically less than 3%), the investment is recorded at as equity investment fair valued through net investment income. Similar equity investment in investment companies (eg: hedge funds) are recorded at NAV with changes in value recorded to Net Investment Income.

  12        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Transactions	NAIC SAP Treatment	US GAAP Treatment
Investments in Subsidiary, Controlled and Affiliated Entities (SCAs)

Subsidiaries are not consolidated.

The equity investment in SCAs are accounted for under the equity method and recorded as Common stock investments. Dividends are recorded within Net Investment Income.

Consolidation is required when there is a determination that the affiliated entity is a variable interest entity (“VIE”) and the reporting entity has a variable interest and the power to direct the activities of the VIE. The VIE assessment would consider various factors including limited partnership (LP) status and inherent rights of equity investors.

Investments in SCAs that are voting interest entities (VOE) with majority voting rights are generally consolidated.

Investments in SCAs where the holding entity exercises significant influence (generally ownership of>3% voting interests for LPs and similar entities and between 20 percent and 50 percent for other entities) are recorded at equity value. The change in equity is included within operating income.

Statement of Cash Flows	Statutory Statements of Cash Flows must be presented using the direct method. Changes in cash, cash equivalents, and short-term investments and certain sources of cash are excluded from operational cash flows.	The Statements of Cash Flows can be presented using the direct or indirect methods, however are typically presented using the indirect method. Presentation is limited to changes in cash and cash equivalents (short-term investments are excluded).
Deferred Federal Income Taxes

Deferred income taxes are established for the temporary differences between tax and book assets and liabilities, subject to limitations on admissibility of tax assets.

Changes in deferred income taxes are recorded within capital and surplus and have no impact on the Statements of Operations.

The provision for deferred income taxes is recorded as a component of income tax expense, as a component of the Statements of Operations, except for changes associated with items that are included within other comprehensive income where such items are recorded net of applicable income taxes.

Statutory Adjustments

(applied to certain assets including goodwill, furniture and equipment, deferred taxes in excess of limitations, prepaid expenses, overdue receivable balances and unsecured reinsurance amounts)

	Certain asset balances designated as nonadmitted, such as some intangible assets and certain investments in affiliated entities are excluded from the Statements of Admitted Assets and are reflected as deductions from capital and surplus.	All assets and liabilities are included in the financial statements. Provisions for uncollectible receivables are established as valuation allowances and are recognized as expense within the Statements of Operations.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

E.	Significant Statutory Accounting Policies

Premiums

Premiums for insurance and reinsurance contracts are recorded as gross premiums written as of the effective date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Premiums collected prior to the effective date of the policy are recorded as advance premiums, reported as a liability and not considered income until due. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

  13        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves represent the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method. Additional unearned premium reserves for policies exceeding thirteen months are established as greater of three prescribed tests.

Reinsurance premiums are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and charged against Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums (“Net written premiums”) that were subject to retrospective rating features as of December 31, 2020, 2019 and 2018 were as follows:

Years ended December 31,	2020	2019	2018
Net written premiums subject to retrospectively rated contracts	$67	$91	$93
Percentage of total net written premiums	1.5%	1.7%	1.9%

As of December 31, 2020 and 2019, the admitted portion of accrued premiums related to the Company’s retrospectively rated contracts were $435 and $490, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $36 and $41 as of December 31, 2020 and 2019, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $6 and $6 as of December 31, 2020 and 2019, respectively.

High Deductible

The Company establishes loss reserves for high deductible policies net of the insured’s contractual deductible (such deductibles are referred to as “reserve credits”). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies’ insurance obligations.

The following table shows the counterparty exposure on unpaid claims and billed recoverable on paid claims for high deductibles by line of business as of December 31, 2020 and 2019:

December 31, 2020	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$485	$485	$7	$492
General Liabilities	550	550	6	556
Workers Compensation	3,353	3,353	32	3,385
Total	$4,388	$4,388	$45	$4,433

  14        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2020, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $150 and $3,094, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2020 were $1,188, or 27% of the total high deductible. Additionally, as of December 31, 2020, the Company had recoverables on paid claims greater than 90 days overdue of $15, of which $4 have been nonadmitted.

December 31, 2019	Gross Loss Reserves	Reserve Credits on Unpaid Claims	Recoverable on Paid Claims	Total
Allied Lines	$423	$423	$7	$430
General Liabilities	481	481	6	487
Workers Compensation	3,352	3,352	35	3,387
Total	$4,256	$4,256	$48	$4,304

As of December 31, 2019, both on-balance sheet and off-balance sheet collateral pledged to the Company related to deductible and paid recoverables was $150 and $3,013, respectively. Unsecured high deductible amounts related to unpaid claims and for paid recoverables for 2019 were $1,142, or 27% of the total high deductible. Additionally, as of December 31, 2019, the Company had recoverables on paid claims greater than 90 days overdue of $23, of which $6 have been nonadmitted.

The following table shows the deductible amounts for the highest ten unsecured high deductible policies as of December 31, 2020 and 2019:

Counterparty*	Unsecured High Deductible Amounts

December 31,	2020	2019
Counterparty 1	$155	$142
Counterparty 2	100	89
Counterparty 3	53	86
Counterparty 4	50	74
Counterparty 5	50	69
Counterparty 6	47	54
Counterparty 7	40	51
Counterparty 8	39	35
Counterparty 9	34	22
Counterparty 10	25	21

*Actual counterparty is not named and may vary year over year. Additionally, a group of entities under common control is regarded as a single counterparty.

Deposit Accounting

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured’s requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer’s requirement for an underlying primary insurance policy in lieu of self-insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other income (expense) in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

  15        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Premium Deficiency

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. For purposes of premium deficiency tests, contracts are grouped in a manner consistent with how policies are marketed, serviced, and measured for the profitability of such contracts. As of December 31, 2020 and 2019, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance

Reinsurance transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Retroactive reinsurance gain within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from reinsurance which is a component of Capital and Surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by the ceding entity. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus funds from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. The reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

To the extent that the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer is between affiliated entities and neither entity records a gain or loss in surplus, the transaction qualifies as an exception in the NAIC SAP accounting guidance and is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the anticipated acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. A minimum reserve, as required under the NAIC Annual Statement Instructions for Property and Casualty Companies for Schedule F–Provision for Overdue Reinsurance for uncollectible reinsurance is recorded with an additional reserve required if an entity’s experience indicates that a higher amount should be provided. The minimum reserve is recorded as a liability and the change between years is recorded as a gain or loss directly to Unassigned fund (surplus) in the Statement of Liabilities, Capital and Surplus. Any reserve over the minimum amount is recorded on the statement of operations by reversing the accounts previously utilized to establish the reinsurance recoverable. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company’s Provision for reinsurance with concurrence from the NY DFS.

Reserves for Losses and Loss Adjustment Expenses

Reserves for case incurred but not reported (“IBNR”) and LAE losses are determined on the basis of actuarial specialists’ evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. In the event of loss recoveries through reinsurance agreements, loss and LAE reserves are reported net of reinsurance amounts recoverable for unpaid losses and LAE. Losses and LAE ceded through reinsurance are netted against losses and LAE incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers’ compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

  16        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Salvage and subrogation recoverables are estimated using past experience adjusted for current trends, and any other factors that would modify past experience. Estimated salvage and subrogation recoveries (net of associated expenses) are deducted from the liability for unpaid claims or losses.

Structured Settlements

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2020 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies as of December 31, 2020 and 2019 were $1,264 and $1,303, respectively.

As of December 31, 2020, the Company had annuities with aggregate statement values in excess of one percent of its policyholders’ surplus with life insurer affiliates as follows:

Life Insurance Company	State of Domicile	Licensed in New York	Statement Value
American General Life Insurance Company of Texas	Texas	No	$ 152
American General Life Insurance Company of Delaware	Delaware	No	248
The United State Life Insurance Company in the City of New York	New York	Yes	812

Fair Value of Financial Instruments

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three ‘levels’ based upon the observability of inputs available in the marketplace as discussed below:

•

Level 1: Fair value measurements that are based upon quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

•

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

  17        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value (See Note 4 for the balance and activity of financial instruments). The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

•

The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm’s length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (“NAIC IAO”).

•

The fair value of derivatives is determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

•	The carrying value of all other financial instruments approximates fair value due to the short term nature.

Cash Equivalents and Short Term Investments

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds and Loan Backed and Structured Securities

Bonds include any securities representing a creditor relationship, whereby there is a fixed schedule for one or more future payments such as US government agency securities, municipal securities, corporate and convertible bonds, and fixed income instruments. Loan-backed and structured securities (“LBaSS”) include residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of “1” or “2” (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of “3”, “4”, “5”, “5GI”, “6” or “6*” (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed with the NAIC IAO, and have not received a designation in over a year, are assigned a 5GI or 6* designation depending on if the obligor is current on contracted principal and interest. Bond and LBaSS securities are assigned a 5GI designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities (“MBS”) and ABS prepayment assumptions are obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Pre-payments of principal are recorded as a reduction in the mortgage loan balance. If a mortgage loan provides for a prepayment penalty or acceleration fee in the event the loan is liquidated prior to its scheduled termination date, such fees are reported as investment income when received. Interest income includes interest collected, the change in interest income due and accrued, the change in unearned interest income as well as amortization of premiums, discounts, and deferred fees and recorded as earned in investment income in the statement of operations.

Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

  18        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan’s effective interest rate, ii) the loan’s observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks

Perpetual preferred stocks with an NAIC rating of “P1” or “P2”, having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of “RP1” or “RP2”, which have characteristics of debt securities, are carried at book value. All preferred stocks with an NAIC rating of “3” through “6” are carried at the lower of book or fair value.

Unaffiliated Common Stock Securities

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as unrealized gains (losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary. For FHLB capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Investments in subsidiaries and affiliated companies

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity’s financial statements as presented on a basis consistent with the nature of the affiliates’ operations (including any nonadmitted amounts). The Company’s share of undistributed earnings and losses of affiliates is recorded as unrealized gains (losses) in Unassigned surplus.

Investments in joint ventures, partnerships and limited liability companies

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as unrealized gains (losses) in Unassigned surplus.

Net investment income and gain/loss

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

  19        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Evaluating Investments for Other-Than-Temporary Impairment

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:

•	The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;
•	Fundamental credit risk of the issuer exists; and/or
•	Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected regardless of management’s ability or intent to hold the security.

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

•	If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;
•

If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

•

If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

•	If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:

•	If an order of liquidation or other fundamental credit issues with the partnership exists;
•	If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
•	If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
•	If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Equities in Pools & Associations

The Company accounts for its participation in the business pooled via the Association (see Note 6) and its deposit in the Association by recording the Company’s share of:

•	direct and assumed premium as gross premium,
•	underwriting and net investment income results in the Statements of Operations and Changes in Capital and Surplus,
•	insurance and reinsurance balances in the Statements of Admitted Assets,
•

all other non-insurance assets and liabilities held by the Association, all of which are on its members’ behalf, as Equities in Underwriting Pools and Associations in the Statements of Admitted Assets, and

•	cashflows in the Statements of Cash Flows.

  20        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Foreign Currency Translation

Foreign currency denominated assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the period end date. Revenues, expenses, gains, losses and surplus adjustments, of non-U.S. operations are translated into U.S. dollars based on weighted average exchange rate for the period. All gains or losses due to translation adjustments are recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Liabilities, Capital and Surplus. All realized gains and losses due to exchange differences between settlement date and transaction date resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Net realized capital gains (losses) in the Statements of Operations and Changes in Capital and Surplus.

Retirement Plans, Deferred Compensation, Postemployment Benefits and Compensated Absences and Other Postretirement Benefit Plans

The Company’s employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2020, 2019 and 2018 of $5, $7 and $5, respectively.

Income Taxes

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the “Tax Sharing Agreement”) with AIG, effective January 1, 2018, and approved by the Company’s Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

•

The sections of the Internal Revenue Code relating to the Base Erosion Anti-abuse Tax (“BEAT”) are applied, but only if the AIG consolidated group is subject to BEAT in the Consolidated Tax Liability, and;

•

The impact of Deferred Intercompany Transactions (as defined in Treas. Reg. §1.1502-13(b)(1), if the “intercompany items” from such transaction, as defined in Treas. Reg. §1.1502-13(b)(2), have not been taken into account pursuant to the “matching rule” of Treas. Reg. §1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments (“TAAAs”) shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company’s separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2020, the Company’s separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

  21        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Deferred Taxes

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized (“adjusted gross deferred tax asset”). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company’s framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

•	the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•	the sustainability of recent operating profitability of our subsidiaries;
•	the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
•	the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and
•	prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2.	Accounting Adjustments to Statutory Basis Financial Statements

A.	Change in Accounting Principles

2020 Changes

In 2020, there were no significant changes or modifications in the Statements of Statutory Accounting Principles (“SSAP”).

2019 Changes

In 2019, the Company revised its accounting policy of investments in hedge funds accounted for as equity method investments. These investments were no longer accounted for using a one month lag. The cumulative impact on the Company’s surplus as of December 31, 2018 was a decrease of $39 and was reflected as a Cumulative effect of changes in accounting principles within surplus.

In 2019, there were no significant changes or modifications in the SSAP.

2018 Changes

In 2018, there were no significant changes or modifications in the SSAP.

  22        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Adjustments to Surplus

During 2020, 2019 and 2018 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $(9), $21 and $72, respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP 3”), the corrections of errors have been reported in the 2020, 2019 and 2018 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2020 corrections would have decreased the 2019 and 2018 pre-tax income by $2 and $0, respectively. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2020, 2019 and 2018 is presented in the following tables:

2020 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2019	$5,995	$22,965	$16,970
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	-	-	-
Income tax corrections	(9)	(9)	-
Total adjustments to beginning Capital and Surplus	(9)	(9)	-
Balance at January 1, 2020 as adjusted	$5,986	$22,956	$16,970

An explanation for each of the adjustments for prior period corrections is described below:

Income tax corrections – The decrease in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

2019 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2018	$5,923	$24,667	$18,744
Adjustments to beginning Capital and Surplus:
Asset corrections	-	-	-
Liability corrections	9	-	(9)
Income tax corrections	12	12	-
Total adjustments to beginning Capital and Surplus	21	12	(9)
Balance at January 1, 2019 as adjusted	$5,944	$24,679	$18,735

An explanation for each of the adjustments for prior period corrections is described below:

Liability corrections – The decrease in total liabilities is primarily the result of a) Premium overstatement and b) foreign exchange translation correction on Japan Yen business.

Income tax corrections – The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

2018 Adjustments	Policyholders’ Surplus	Total Admitted Assets	Total Liabilities
Balance at December 31, 2017	$6,238	$25,638	$19,400
Adjustments to beginning Capital and Surplus:
Asset corrections	56	56	-
Liability corrections	6	-	(6)
Income tax corrections	10	10	-
Total adjustments to beginning Capital and Surplus	72	66	(6)
Balance at January 1, 2018 as adjusted	$6,310	$25,704	$19,394

  23        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections – The increase in net admitted assets is primarily the result of a) an understatement in the carrying value of an investment impacting 2017 financials; b) deposit accounting not recorded within contract terms.

Liability corrections – The decrease in total liabilities is primarily the result of a) a net decrease in unearned premium reserves on multi-year direct policies; partially offset by b) an increase due to an over-cession of premiums and losses on a specific program.

Income tax corrections – The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

3.	Investments

A.	Bond Investments

The reconciliations from carrying value to fair value of the Company’s bond investments as of December 31, 2020 and 2019 are outlined in the tables below:

December 31, 2020	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$175	$8	$(1)	$182
All other governments	120	3	(2)	121
States, territories and possessions	248	52	-	300
Political subdivisions of states, territories and possessions	208	10	-	218
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,503	152	(4)	2,651
Industrial and miscellaneous	10,463	732	(34)	11,161
Total	$13,717	$957	$(41)	$14,633

December 31, 2019	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$267	$3	$-	$270
All other governments	116	2	(2)	116
States, territories and possessions	361	34	-	395
Political subdivisions of states, territories and possessions	298	9	-	307
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	2,492	97	(2)	2,586
Industrial and miscellaneous	9,743	614	(17)	10,340
Total	$13,277	$759	$(21)	$14,014

  24        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The carrying values and fair values of bonds at December 31, 2020, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

December 31, 2020	Carrying Value	Fair Value
Due in one year or less	$533	$537
Due after one year through five years	2,287	2,397
Due after five years through ten years	1,659	1,758
Due after ten years	1,407	1,597
Structured securities	7,954	8,469
Total	$13,840	$14,758

B.	Mortgage Loan Investments

The minimum and maximum lending rates for mortgage loans during 2020 were:

Category	Minimum Lending Rate %	Maximum Lending Rate %
Office	2.3%	3.5%
Hotel/Motel	12.0%	12.0%
Residential	2.9%	4.5%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 80 percent. The Company’s mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2020 and 2019:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2020
Recorded Investment
Current	$-	$-	$194	$-	$1,824	$-	$2,018
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	1	-	-	-	1
90 - 179 days past due	-	-	-	-	24	-	24
Greater than 180 days past due	-	-	1	-	-	-	1
Total	$-	$-	$196	$-	$1,848	$-	$2,044
2019
Recorded Investment
Current	$-	$-	$398	$-	$2,066	$73	$2,537
30 - 59 days past due	-	-	-	-	-	-	-
60 - 89 days past due	-	-	1	-	-	-	1
90 - 179 days past due	-	-	1	-	-	-	1
Greater than 180 days past due	-	-	-	-	-	-	-
Total	$-	$-	$400	$-	$2,066	$73	$2,539

C.	Loan-Backed and Structured Securities

The Company did not record any non-credit OTTI losses during 2020, 2019 and 2018 for LBaSS.

As of December 31, 2020, 2019 and 2018, the Company held LBaSS for which it recognized $31, $13 and $43, respectively, of credit-related OTTI based on the present value of projected cash flows being less than the amortized cost of the securities.

  25        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Years Ended December 31,	2020	2019
Aggregate unrealized losses:
Less than 12 Months	$28	$9
12 Months or longer	$13	$10
Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$1,158	$1,013
12 Months or longer	$449	$511

D.	Unrealized losses

The fair value of the Company’s bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2020 and 2019 are set forth in the tables below:

December 31, 2020	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$8	$(1)	$-	$-	$8	$(1)
All other governments	17	(11)	4	(5)	21	(16)
States, territories and possessions	17	-	-	-	17	-
Political subdivisions of states, territories and possessions	-	-	-	-	-	-
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	339	(4)	1	-	340	(4)
Industrial and miscellaneous	1,376	(45)	477	(29)	1,853	(74)
Total bonds	$1,757	$(61)	$482	$(34)	$2,239	$(95)
Non-affiliated	10	(1)	-	-	10	(1)
Total common stocks	$10	$(1)	$-	$-	$10	$(1)
Total bonds and stocks	$1,767	$(62)	$482	$(34)	$2,249	$(96)

December 31, 2019	Less than 12 Months		12 Months or Longer		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$22	$-	$-	$-	$22	$-
All other governments	13	(7)	7	(6)	20	(13)
States, territories and possessions	-	-	-	-	-	-
Political subdivisions of states, territories and possessions	4	-	-	-	4	-
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political subdivisions	126	(1)	149	(1)	275	(2)
Industrial and miscellaneous	1,289	(25)	444	(17)	1,733	(42)
Total bonds	$1,454	$(33)	$600	$(24)	$2,054	$(57)
Non-affiliated	26	-	-	-	26	-
Total common stocks	$26	$-	$-	$-	$26	$-
Total bonds and stocks	$1,480	$(33)	$600	$(24)	$2,080	$(57)

  26        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Realized Gains Losses

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2020, 2019 and 2018 were as follows:

Years ended December 31	2020		2019		2018
	Bonds	Equity Securities	Bonds	Equity Securities	Bonds	Equity Securities
Proceeds from sales	$1,222	$34	$2,020	$108	$1,924	$339
Gross realized gains	89	-	88	8	14	21
Gross realized losses	(30)	-	(17)	-	(27)	-

F.	Derivative Financial Instruments

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards and futures to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company’s exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company’s exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company’s exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company’s derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The Company has determined that the currency and interest rate derivatives do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (“SSAP 86”). As a result, the Company’s currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains (losses) within the Statements of Operations and Changes in Capital and Surplus until the contract expires, paid down or is redeemed early. In the event a contract is fully redeemed before its expiration, the related unrealized amounts will be recognized in Net realized capital gains (losses). Furthermore, if the contract has periodic payments or fully matures, any related unrealized amounts are recognized in Net investment income earned.

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2020 and 2019.

  27        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

	December 31, 2020		Year ended December 31, 2020

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized capital gains/ (losses)	Unrealized capital gains / (losses)
Swaps	$2,185	$(39)	$2	$(29)
Forwards	956	17	-	17
Total	$3,141	$(22)	$2	$(12)

	December 31, 2019		Year ended December 31, 2019

Derivative Financial Instrument	Outstanding Notional Amount	Fair Value	Realized Capital gains/(losses)	Unrealized capital gains / losses
Swaps	$2,075	$(9)	$-	$(13)
Forwards	54	-	-	-
Total	$2,129	$(9)	$-	$(13)

G.	Other Invested Assets

During 2020, 2019 and 2018, the Company recorded OTTI losses on investments in joint ventures and partnerships of $56, $48, and $91, respectively.

H.	Investment Income

The Company did not have any accrued investment income receivables over 90 days past due as of December 31, 2020 and 2019. Investment expenses of $29, $30 and $36 were included in Net investment income earned for the years ended December 31, 2020, 2019 and 2018, respectively.

I.	Restricted Assets

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $1,948 and $1,604 as of December 31, 2020 and 2019, respectively.

4.	Fair Value of Financial Instruments

The following tables present information about financial instruments carried at fair value on a recurring basis and indicate the level of the fair value measurement as of December 31, 2020 and 2019:

December 31, 2020	Level 1	Level 2	Level 3	Total
Bonds	$-	$283	$46	$329
Common stocks	10	-	-	10
Mutual funds	-	-	1	1
Derivative assets	-	50	-	50
Derivative liabilities	-	(72)	-	(72)
Total	$10	$261	$47	$318

December 31, 2019	Level 1	Level 2	Level 3	Total
Bonds	$-	$227	$139	$366
Common stocks	14	-	37	51
Mutual funds	-	-	2	2
Derivative assets	-	29	-	29
Derivative liabilities	-	(37)	-	(37)
Total	$14	$219	$178	$411

  28        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

A.	Fair Value Measurements in Level 3 of the Fair Value Hierarchy

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2020 and 2019.

	Beginning Balance at January 1, 2020	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) Included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2020
Bonds	$139	$116	$(117)	$(4)	$-	$(88)	$46
Common stocks	37	28	-	(2)	(3)	(60)	-
Mutual funds	2	-	-	-	-	-	2
Total	$178	$144	$(117)	$(6)	$(3)	$(148)	$48

	Beginning Balance at January 1, 2019	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) included in Net Income	Total Gains (Losses) included in Surplus	Purchases, Sales, Issuances, Settlements, Net	Balance at December 31, 2019
Bonds	$96	$203	$(67)	$(3)	$10	$(100)	$139
Common stocks	25	-	-	(2)	-	14	37
Mutual funds	-	1	-	-	1	-	2
Total	$121	$204	$(67)	$(5)	$11	$(86)	$178

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and this observable. Transfers out of Level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company’s policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets.

	Fair Value at December 31, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
Assets:
Bonds	$5	Discounted cash flow	Yield	4.14%-5.72% (4.73%)

  29        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

B.	Fair Value of all Financial Instruments

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2020 and 2019:

December 31, 2020	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$14,633	$13,717	$-	$11,016	$3,617	$-
Cash equivalents and short term investments	155	155	23	60	73	-
Common stocks	17	17	10	7	-	-
Derivative assets	50	50	-	50	-	-
Derivative liabilities	(72)	(72)	-	(72)	-	-
Mortgage loans	2,141	2,043	-	-	2,141	-
Mutual funds	1	1	-	-	1	-
Total	$16,925	$15,911	$33	$11,061	$5,832	$-

December 31, 2019	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carry Value)
Bonds	$14,014	$13,277	$2	$10,277	$3,735	$-
Cash equivalents and short term investments	342	342	280	61	-	-
Common stocks	61	61	14	9	37	-
Derivative assets	29	29	-	29	-	-
Derivative liabilities	(37)	(37)	-	(37)	-	-
Mortgage loans	2,615	2,539	-	-	2,615	-
Mutual funds	2	2	-	-	2	-
Preferred stocks	71	17	-	71	-	-
Total	$17,097	$16,230	$296	$10,410	$6,389	$-

5.	Reserves for Losses and Loss Adjustment Expenses

A roll forward of the Company’s net reserves for losses and LAE as of December 31, 2020, 2019 and 2018, is set forth in the table below:

December 31,	2020	2019	2018
Reserves for losses and LAE, end of prior year	$9,732	$10,935	$12,115
Incurred losses and LAE related to:
Current accident year	3,599	3,772	4,000
Prior accident year	22	(39)	260
Total incurred losses and LAE	$3,621	$3,733	$4,260
Paid losses and LAE related to:
Current accident year	(1,307)	(1,214)	(1,182)
Prior accident year	(3,067)	(3,722)	(4,258)
Total paid losses and LAE	(4,374)	(4,936)	(5,440)
Reserves for losses and LAE, end of current year	$8,979	$9,732	$10,935

During 2020, after applying the impact of the ADC, the Company reported net unfavorable incurred loss and LAE of approximately $22. This was due to the changes in discount of $8 as a result of interest rate fluctuations. This results in an unfavorable prior year development (“PYD”) of $30.

•

Unfavorable development in U.S. Financial Lines, notably D&O, Employment Practices Liability (“EPLI”), Mergers and Acquisitions, Cyber and Non-Medical Professional Errors & Omissions business where the Company reacted to increasing frequency and severity in recent accident years;

•	Unfavorable development in Personal Lines where the Company reacted to adverse development in Homeowners and Umbrella.

  30        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

During 2019, after applying the impact of the ADC, the Company reported net favorable incurred loss and LAE of approximately $39. This was due to the changes in discount of $37 as a result of interest rate fluctuations. This results in a favorable prior year development (“PYD”) of $2.

The favorable prior year development is generally a result of the following:

•	Favorable development on 2017 Hurricanes and 2017 California Wildfires subrogation recoverables in Commercial Property and Personal Lines;
•

Favorable development on Workers Compensation, both guaranteed cost business and large deductible and Defense Base Act business (covering government contractors serving at military bases overseas) where we reacted to favorable loss trends in recent accident years.

During 2018, after applying the impact of the ADC, the Company reported net unfavorable prior year development on loss and LAE reserves of approximately $260, which includes a decrease in loss reserve discount on prior accident years of $24. Under the ADC, 80 percent of the reserve risk on substantially all of our commercial long-tail exposures for accident years 2015 and prior is ceded to NICO. Excluding the impact of the ADC, the Company recognized unfavorable prior year loss reserve development of $491.

The 2018 unfavorable prior year development is generally a result of the following:

•

Unfavorable prior year development in excess casualty, driven by the combination of construction defect and construction wrap claims from accident years 2015 and prior where we reacted to significant increases in severity and longer claim reporting patterns, as well as higher than expected loss severity in accident years 2016 and 2017, which led to an increase in estimates for these accident years;

•

Unfavorable prior year development in financial lines, primarily from directors & officers (D&O) and employment practices liability (EPLI) policies covering corporate and national insureds as well as private and not-for-profit insureds. This development was predominantly in accident years 2014-2017 and resulted largely from increases in severity as the frequency of class action lawsuits increased in those years; and

•	Unfavorable prior year development in personal lines reflecting an increase in estimates in respect of the California Wildfires and Hurricane Irma.

The Company’s reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $234, $310 and $249 for the years ended December 31, 2020, 2019 and 2018, respectively. The Company paid $5, $13 and $9 in the reporting period to settle 137, 148 and 204 claims related to extra contractual obligations or bad faith claims stemming from lawsuits for the years ended December 31, 2020, 2019 and 2018, respectively.

A. Asbestos/Environmental Reserves

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company’s future operating results or financial position.

  31        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

	Asbestos Losses			Environmental Losses
December 31,	2020	2019	2018	2020	2019	2018
Direct
Loss and LAE reserves, beginning of year	$734	$727	$797	$307	$285	$215
Incurred losses and LAE	(61)	54	(17)	(1)	51	97
Calendar year paid losses and LAE	(55)	(47)	(53)	(20)	(29)	(27)
Loss and LAE Reserves, end of year	$618	$734	$727	$286	$307	$285

Assumed reinsurance
Loss and LAE reserves, beginning of year	$305	$316	$258	$18	$17	$19
Incurred losses and LAE	1	4	76	1	2	(1)
Calendar year paid losses and LAE	(14)	(15)	(18)	(1)	(1)	(1)
Loss and LAE Reserves, end of year	$292	$305	$316	$18	$18	$17

Net of reinsurance
Loss and LAE reserves, beginning of year	$1	$1	$1	$-	$-	$-
Incurred losses and LAE	-	-	-	-	-	-
Calendar year paid losses and LAE	-	-	-	-	-	-
Loss and LAE Reserves, end of year	$1	$1	$1	$-	$-	$-

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management’s judgment after reviewing all the available loss, exposure, and other information.

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

Asbestos	Loss Reserves		LAE Reserves
December 31,	2020	2019	2020	2019
Direct basis:	$233	$364	$26	$40
Assumed reinsurance basis:	106	116	12	13
Net of ceded reinsurance basis:	-	-	-	-

Environmental	Loss Reserves		LAE Reserves
December 31,	2020	2019	2020	2019
Direct basis:	$119	$133	$51	$57
Assumed reinsurance basis:	5	6	2	2
Net of ceded reinsurance basis:	-	-	-	-

B.	Loss Portfolio Transfer

On February 12, 2018, the Company and certain AIG affiliated insurers (collectively, the “Reinsureds” (as cedants), each of which is a member of the Combined Pool) commuted certain loss portfolio reinsurance agreements with Eaglestone (as reinsurer). The commuted reinsurance agreements with Eaglestone related to environmental impairment liability and related exposures, pre-1986 environmental, public entity, occupational accident exposures, miscellaneous run-off general liability and workers’ compensation exposures, and selected physicians and surgeons professional liability policies. The commutation settlement was equal to the statutory balances as of the January 1, 2017 effective date.

On the same date, the Reinsureds (as cedants), Eaglestone (as original reinsurer), and Fortitude Re (as replacement reinsurer), and registered Class 4 and Class E reinsurer in Bermuda, entered into a novation agreement whereby obligations of excess workers’ compensation business previously ceded by the Reinsureds to Eaglestone were transferred to Fortitude Re. The novation consideration was equal to the total statutory reserves ceded to Eaglestone as of the January 1, 2017 effective date.

  32        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Further, and also on the same date, a book of assumed reinsurance business of the Reinsureds, which was previously embedded in one of the LPTs that was commuted, was ceded back to Eaglestone as a separate LPT (“Re-ceded Portfolio”) on a fund transferred basis with settlement equal to the statutory balances as of the January 1, 2017 effective date, resulting in no gain in surplus to the Reinsureds.

Finally, the Reinsureds (as cedants) ceded substantially all commuted business as detailed above through various LPT reinsurance agreements to Fortitude Re (as replacement reinsurer). Additionally, at the same time, the Reinsureds also ceded to Fortitude Re additional business related to certain excess workers’ compensation (accident years 2011 and 2012), certain pollution legal liability, buffer trucking, some healthcare primary and excess product coverages businesses. The consideration for the above reinsurance agreements is equal to the statutory book value of the ceded liabilities as of the January 1, 2017 effective date, resulting in no gain in surplus to the Reinsureds. The consideration was settled on a funds withheld basis. Interest on the funds withheld is determined by the total return of a certain earmarked portfolio of assets owned by the Reinsureds.

The recording of these transactions by the Reinsureds in the first quarter of 2018 required the reversal of interest expense on funds held due to Eaglestone on the commuted portfolios and the recognition of interest expense due to Fortitude Re on the commuted portfolios and the new cessions, in order to record the effect of the transaction as of the stated effective date of January 1, 2017.

A reconciliation of change in reserves and corresponding consideration (paid) received for the above transactions between Eaglestone, Fortitude Re and the Reinsureds for the effective date of January 1, 2017 are shown below:

Company	Novation	Commutation	LPTs (Previously commuted business and 2016 Exit Portfolio)	Re-ceded Portfolio	Total
Reserves
Eaglestone Reinsurance Company	$(1,577)	$(2,895)	$-	$41	$(4,431)
Fortitude Reinsurance Company	1,577	-	4,013	-	5,590
Combined Pool Companies:
National Union Fire Ins. Co. of Pittsburgh, Pa.	-	1,013	(1,405)	(14)	(406)
American Home Assurance Company	-	1,013	(1,405)	(14)	(406)
Lexington Insurance Company	-	869	(1,203)	(13)	(347)
Total Combined Pool	-	2,895	(4,013)	(41)	(1,159)

Consideration (Paid) Received as Funds Held, Cash and Securities
Eaglestone Reinsurance Company	(1,734)	(2,895)	-	41	(4,588)
Fortitude Reinsurance Company	1,734	-	4,013	-	5,747
Combined Pool Companies:
National Union Fire Ins. Co. of Pittsburgh, Pa.	-	1,013	(1,405)	(14)	(406)
American Home Assurance Company	-	1,013	(1,405)	(14)	(406)
Lexington Insurance Company	-	869	(1,203)	(13)	(347)
Total Combined Pool	-	2,895	(4,013)	(41)	(1,159)

  33        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The below table presents the reserves as of December 31, 2017 that were transferred during 2018 between Eaglestone, Fortitude Re and the Reinsureds for the above transactions:

Company	Novation	Commutation	LPTs (Previously commuted business and 2016 Exit Portfolio)	Re-ceded Portfolio	Total Change in Reserves
Eaglestone Reinsurance Company	$(1,477)	$(2,567)	$-	$32	$(4,012)
Fortitude Reinsurance Company	1,477	-	3,442	-	4,919
Combined Pool Companies:
National Union Fire Ins. Co. of Pittsburgh, Pa.	-	898	(1,205)	(11)	(318)
American Home Assurance Company	-	898	(1,205)	(11)	(318)
Lexington Insurance Company	-	771	(1,032)	(10)	(271)
Total Combined Pool	-	2,567	(3,442)	(32)	(907)

C.	Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment Expenses

The Company discounts its workers’ compensation (both tabular and non-tabular) reserves.

The calculation of the Company’s tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 5.0 percent and 3.5 percent interest rate as of December 31, 2020 and 2019, respectively. Only case basis reserves are subject to tabular discounting. The December 31, 2020 and 2019 liabilities include $631 and $570 of such discounted reserves, respectively.

Tabular Reserve Discount

The table below presents the amount of tabular discount applied to the Company’s reserves as of December 31, 2020, 2019 and 2018.

Lines of Business	2020	2019	2018
Workers’ Compensation
Case Reserves	$161	$124	$135

As of December 31, 2020, 2019 and 2018, the tabular case reserve discount is presented net of the ceded discount related to the ADC of $301, $203, and $184, respectively.

Non-Tabular Discount

The Company’s non-tabular workers’ compensation case reserves are discounted using the Company’s own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company’s reserves as of December 31, 2020, 2019 and 2018.

Lines of Business	2020	2019	2018
Workers’ Compensation
Case Reserves	$116	$133	$73

As of December 31, 2020, 2019 and 2018, the non-tabular case reserve discount is presented net of the ceded discount related to the ADC of $19, $142, and $193, respectively.

  34        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

6.	Related Party Transactions

A.	American International Overseas Association

AIG formed the Association, a Bermuda exempted limited partnership, in 1976, as the pooling mechanism for AIG’s international general insurance operations. At the time of forming the Association, the member companies thereto entered into an Inter-Reinsurance Agreement (“IRA”) to govern the business pooled in the Association. Immediately prior to June 1, 2019, the participation percentages for the Association pool members companies are set forth in the table below:

Member Company	NAIC Co. Code	Participation Percent
Combined Pool Member companies, as follows:
National Union	19445	78%
New Hampshire	23841	12%
American Home	19380	10%

Effective June 1, 2019, the IRA was commuted. Notwithstanding the commutation, all of the business at issue continues to be pooled in accordance with the Combined Pooling Agreement referenced in Note 6A.

Therefore, the commutation has no net impact to the member companies of the Combined Pool. However, the commutation, together with associated operational changes, has resulted in an increase in direct underwriting activity being reported by certain member companies of the Combined Pool.

B.	Significant Transactions

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2020, 2019 and 2018 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company’s admitted assets as of December 31, 2020, 2019 and 2018:

			2020
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
03/25/20	Purchase of securities	National Union	$183	Securities	$183	Cash
06/09/20	Capital Contribution	AIG PC US	245	Cash	-	-
12/29/20	Purchase of securities	National Union	115	Securities	115	Cash
Various	Capital Contribution	AHAC DECO Sub LLC	-	-	302	Securities

			2019
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
01/30/19	Purchase of securities	National Union	$154	Securities	$154	-
02/13/19	Return of Capital	AIG PC US	-	-	486	Securities

			2018
			Assets Received by the Company		Assets Transferred by the Company
Date of Transaction	Explanation of Transaction	Name of Affiliate	Statement Value	Description	Statement Value	Description
12/31/18	Capital Contribution	AIG PC US	$150	Receivables	$-	-

  35        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Glatfelter Insurance Group Reinsurance Company (“GIG Re”) Novation

On January 1, 2020, GIG Re novated its Munich Re 2019 & prior in-force reinsurance business to National Union accounted for as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. The novation consideration was equal to the total statutory reserves and resulted in no gain or loss on the transaction. Further, GIG RE commuted its National Union business back to National Union. As a result, total reserves transferred to the Combined Pool were $261 of Loss and LAE and $129 of unearned premium of which the Company’s proportionate share was $91 of Loss and LAE and $45 of unearned premium.

The novation was accounted for as retroactive reinsurance in accordance with SSAP 62R.

Lexington Insurance Company (“Lexington”) and American International Reinsurance Company, Ltd. (“AIRCO”) Commutation

During 2020, Lexington and AIRCO entered into a commutation agreement which partially commutes the Casualty Quota Share Reinsurance Contract (“QS Agreement”) which was in effect since January 1, 2010. As a result of the commutation, the companies settled the obligations and liabilities known and unknown of Lexington under the 2016-2019 accident years of the QS Agreement. Any obligations or liabilities of the companies under the 2010-2015 and 2020 Accident Years will continue to be settled under modified QS Agreement.

As a result of the commutation, Lexington transferred reserves back to AIRCO of $397 for Loss and LAE, of which the Company’s proportionate share after pooling was $139 for Loss and LAE.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIG Europe SA (“AESA”) Commutation

Effective November 30, 2020, the 55% All Lines Assumed Quota Share Arrangement (“ALQS”) originally entered into in 2019 between the Combined Pool members and AESA was partially commuted, maintaining the accident year stop-loss arrangement in effect. As a result of the commutation, the Combined Pool members transferred reserves back to AESA of $1,010 for Loss and LAE, and $543 of unearned premium, of which the Company’s proportionate share was $354 for loss and LAE, and $190 of unearned premium.

The partial commutation of the original arrangement was accounted for in accordance with SSAP 62R as prospective reinsurance with the consideration paid reflected as paid losses within Loss and LAE line of the Income Statement.

AIRCO Retrocession

Effective December 31, 2020, the Company, with other members of the Pool, entered into a prospective reinsurance arrangement with AIRCO, whereby members of the Pool retroceded 100 percent of their future reinsurance obligations associated with certain underlying mortgage insurance policies stemming from a previously executed assumed quota-share arrangement. The arrangement is accounted for prospectively, on a funds withheld basis, in accordance with SSAP 62R. As part of the arrangement, a contra mortgage guaranty contingency reserve, in the amount of $525 was recorded by the Pool, of which the Company’s proportionate share was $184 as of December 31, 2020.

Share Repurchase

On January 23, 2019, NY DFS approved American Home’s plan to distribute an amount of up to approximately $504 to its immediate parent, an increase in the par value of its common stock from $17 per share to $20 per share and a decrease in the minimum number of directors from 13 to 7. The distribution via a share repurchase agreement with the per share repurchase price equal to the American Home’s statutory book value per share was calculated as of September 30, 2018.

On February 14, 2019, American Home repurchased 139,000 shares of its issued and outstanding common stock, resulting in a distribution to its immediate parent of $502 and a reduction in its common capital stock and gross paid in and contributed surplus of $2 and $500, respectively. On that same date, American Home filed an amendment to its charter with DFS to increase the par value of the American Home’s common stock from $17 to $20 per share. The increase to the par value resulted in an increase of $5 to the American Home’s common capital stock and a reduction to its gross paid in and contributed surplus of the same amount, post share repurchase.

  36        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

AIG Global Real Estate Investment Corp. (“AIGGRE”) Restructure

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIGGRE (including its investment management affiliates), by contributing such interests to three separate real estate investment funds managed by AIGGRE – AIGGRE U.S. Real Estate Fund I, LP (“U.S. Fund I”), AIGGRE U.S. Real Estate Fund II, LP (“U.S. Fund II” and, together with U.S. Fund I, the “U.S. Funds”), and AIGGRE Europe Real Estate Fund I S.C.SP (“Europe Fund I”). The U.S. Funds each closed on November 1, 2018.

In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $276 (representing an approximately 23% equity interest therein), and contributed the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $209) and received a cash payment from the fund of approximately $24.

In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $621 (representing approximately 23% equity interest therein), and contributed to the fund the Company’s interests in certain real estate equity investments (with an aggregate fair value of approximately $702) and received a cash payment from the fund of approximately $224.

Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $52 (representing an approximately 8% equity interest therein), and contributed cash to the fund (approximately $34).

In 2019, the Company and several of its U.S. insurance company affiliates established AIGGRE US Real Estate Fund III LP (US Fund III), a real estate investment fund managed AIGGRE. At the closing of US Fund III, on January 2, 2019, the Company made a capital commitment to the fund of up to $146 (representing an approximately 9.73% equity interest therein). In connection with the closing of US Fund III, the Company contributed cash (approximately $23).

AIGGRE Europe Real Estate Fund II S.C.SP (“Europe II Fund”) closed on March 8, 2019. In connection with the closing of Europe II Fund, the Company made a capital commitment to the fund of $43 (representing an approximate 7% equity interest therein), and contributed cash to the fund (approximately $4).

In December 2020, the Company and several of its U.S. insurance company affiliates sold a portion of their equity interests in U.S. Fund III to third parties. The Company sold all of its equity interests in the fund representing approximately 9.73% of U.S. Fund III to the third parties for a purchase price of approximately $78. After the close of the sale to third parties, the Company had no remaining capital commitments to U.S. Fund III. At the close of the sale to the third parties, a portion of the purchase price was paid in cash and the remainder is being paid based on the loan agreements between the Company and the third parties.

At December 31, 2020, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, Europe Fund I, and Europe Fund II, after certain additional capital was called, was approximately $87, $86, $16, and $34, respectively. As of December 31, 2020 the Company’s balance in U.S. Fund I, U.S. Fund II, Europe Fund I, and Europe Fund II was $31, $148, $22 and $13, respectively.

At December 31, 2019, the Company’s unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S. Fund III, Europe Fund I, and Europe Fund II, after certain additional capital was called, was approximately $91, $99, $97, $16, and $38, respectively. As of December 31, 2019 the Company’s balance in U.S. Fund I, U.S. Fund II, U.S. Fund III, Europe Fund I, and Europe Fund II was $41, $215, $53, $23 and $4, respectively.

The AIGGRE investments are presented as Other invested assets on the Statement of Admitted Assets.

  37        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Amounts Due to or from Related Parties

At December 31, 2020 and 2019, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,	2020	2019

Balances with other member pool companies	$81	-
Balances with other affiliates	13	9

Receivable from parent, subsidiaries and affiliates	$94	$9

Balances with National Union	$188	$117
Balances with other member pool companies	-	17
Balances with other affiliates	8	8

Payable to parent, subsidiaries and affiliates	$196	$142

Current federal and foreign income taxes (payable) recoverable under the Tax Sharing Agreement at December 31, 2020 and 2019 were $(15) and $(2), respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2020 or 2019.

D.	Guarantees or Contingencies for Related Parties

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies, as disclosed in Note 10.

E.	Management, Service Contract and Cost Sharing Arrangements

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company’s admitted assets during 2020, 2019 and 2018:

Affiliates	2020	2019	2018

AIG Claims Inc.	$152	$172	$192
AIG PC Global Services, Inc.*	108	124	66
Total	$260	$296	$258

*AIG PC Global Services, Inc. is below one-half of one percent in 2020 and 2018.

F.	Borrowed Money

The Company (among other affiliates) is a borrower under a Loan Agreement, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the “Loan Facility”). The aggregate amount of all loans that may be outstanding under the Loan Facility at a given time is $500. As of December 31, 2020 and 2019, the Company had no outstanding liability pursuant to this Loan Facility.

  38        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Significant debt terms and covenants include the following:

•	The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;
•

The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof, and;

•

The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender, (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or (c) The Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

Refer to Note 11 E regarding funds borrowed from FHLB.

7.	Reinsurance

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) an accumulation of losses from a number of smaller events; or c) provide greater risk diversification. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk. In addition, the Company assumes reinsurance from other insurance companies.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned premiums for the years ended December 31, 2020, 2019 and 2018:

Years Ended December 31,	2020		2019		2018
	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$396	$438	$508	$631	$482	$672
Reinsurance premiums assumed:
Affiliates	7,816	8,148	8,252	8,162	7,221	7,322
Non-affiliates	187	221	105	100	147	192
Gross premiums	8,399	8,807	8,865	8,893	7,850	8,186

Reinsurance premiums ceded:
Affiliates	1,562	1,702	1,482	1,490	1,063	1,268
Non-affiliates	2,440	2,272	2,181	2,034	1,803	1,909
Net premiums	$4,397	$4,833	$5,202	$5,369	$4,984	$5,009

  39        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

As of December 31, 2020 and 2019, and for the years then ended, the Company’s unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

	Unearned Premium Reserves	Paid Losses and LAE	Reserves for Losses and LAE
December 31, 2020:
Affiliates	$644	$56	$6,951
Non-affiliates	815	557	9,603
Total	$1,459	$613	$16,554

December 31, 2019:
Affiliates	$781	$63	$8,519
Non-affiliates	648	337	8,374
Total	$1,429	$400	$16,893

A.	Reinsurance Return Commission

The maximum amount of return commission which would have been due to reinsurers if all of the Company’s reinsurance had been cancelled as of December 31, 2020 and 2019 with the return of the unearned premium reserve is as follows:

	Assumed Reinsurance		Ceded Reinsurance		Net
	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity	Premium Reserve	Commission Equity
December 31, 2020
Affiliates	$3,899	$869	$644	$130	$3,255	$739
All Other	89	20	815	165	(726)	(145)
Total	$3,988	$889	$1,459	$295	$2,529	$594

December 31, 2019
Affiliates	$4,172	$978	$781	$163	$3,391	$815
All Other	122	29	648	135	(526)	(106)

Total	$4,294	$1,007	$1,429	$298	$2,865	$709

B.	Unsecured Reinsurance Recoverable

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders’ surplus at December 31, 2020 and 2019 with respect to an individual reinsurer, and each of such reinsurer’s related group members having an unsecured aggregate reinsurance balance with the company, are as follows:

Reinsurer	2020	2019

Affiliates:
Combined Pool*	$6,721	$7,080
Eaglestone	577	605
Other affiliates	179	8
Total affiliates	$7,477	$7,693

Berkshire Hathaway Group	96	81
Swiss Reinsurance Group	538	467
Munich Reinsurance Group**	250	128
Hannover Re Group**	211	177
Total Non-affiliates	1,095	853

Total affiliates and non-affiliates	$8,572	$8,546

* Includes intercompany pooling impact of $437 related to Unearned Premium Reserve, $6,143 related to Reserves for Losses and LAE and $8 related to Paid losses and LAE as of and for the year ended December 31, 2020, and $634, $6,248, and $6, respectively, as of and for the year ended December 31, 2019.

**Munich Reinsurance Group and Hannover Re Group were below 3% in 2019.

  40        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Reinsurance Recoverable in Dispute

At December 31, 2020 and 2019, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $35 and $37 as of December 31, 2020 and 2019, respectively.

D.	Retroactive Reinsurance

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO’s 80 percent share, NICO’s limit of liability under the contract is $20,000. The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 through date of payment. American Home’s share of the consideration paid was $3,566. NICO placed the consideration received into a collateral trust account as security for NICO’s claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO’s obligations under the agreement.

American Home accounted for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of the Company’s Unassigned funds.

The total surplus gain recognized by the Combined Pool as of December 31, 2020, 2019 and 2018 was $2,287, $2,176 and $1,984, respectively. American Home’s share of this gain as of December 31, 2020, 2019 and 2018 was $799, $854 and $920, respectively. The surplus gain is presented as segregated surplus and subject to the applicable dividend restrictions. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

E.	Reinsurance Agreements Qualifying for Reinsurer Aggregation

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool’s net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. NICO provides coverage up to a limit of $3,500 for subject business covered under the agreement. NICO administers claims and pursues amounts recoverable from the Combined Pool companies’ reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by NICO. NICO maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2020 and 2019 the amount in trust was $3,743 and $4,326, respectively. The amount of the unexhausted limit under the NICO agreement as of December 31, 2020 and 2019 was $1,164 and $1,201, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

8.	Income Taxes

U.S. TAX REFORM OVERVIEW

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (“the Tax Act”). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

The Tax Act includes provisions for Global Intangible Low-Taxed Income (“GILTI”), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (“BEAT”), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. While the U.S. tax authorities issued formal guidance, including recently issued proposed and final regulations for BEAT and other provisions of the Tax Act, there are still certain aspects of the Tax Act that remain unclear and subject to substantial uncertainties. Additional guidance is expected in future periods. Such guidance may result in changes to the interpretations and assumptions we made and actions we may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, we treat BEAT as a period tax charge in the period the tax is incurred and have made an accounting policy election to treat GILTI taxes in a similar manner.

No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2020.

  41        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars In Millions)

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act to mitigate the economic impacts of the COVID-19 crisis. The tax provisions of the CARES Act have not had and are currently not expected to have a material impact on the Company’s U.S. federal tax liabilities.

The components of the Company’s net deferred tax assets/liabilities (“DTA”/“DTL”) as of December 31, 2020 and 2019 are as follows:

	12/31/2020					12/31/2019						Change
	Ordinary	Capital		Total		Ordinary		Capital		Total		Ordinary		Capital		Total

Gross DTA	$792		$249		$1,041		$892		$241		$1,133		$(100)		$8		$(92)
Statutory Valuation Allowance	15		17		32		13		53		66		2		(36)		(34)
Adjusted Gross DTA	777		232		1,009		879		188		1,067		(102)		44		(58)
Nonadmitted DTA	52		-		52		31		-		31		21		-		21
Subtotal Admitted DTA	725	-	232	-	957	-	848	-	188	-	1,036	-	(123)	-	44	-	(79)
DTL	104		232		336		123		188		311		(19)		44		25
Net Admitted DTA/(DTL)	$621		$-		$621		$725		$-		$725		$(104)		$-		$(104)

At December 31, 2020, the Company recorded gross deferred tax assets (“DTA”) of $1,041. A valuation allowance of $15 was established on deferred tax assets related to foreign tax credits and $17 on net capital deferred tax assets, as it is management’s belief that they will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2020 and 2019:

	12/31/2020			12/31/2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Adjusted gross DTAs realizable within 36 months or 15 percent of statutory surplus (the lesser of 1 and 2 below)	621	-	621	725	-	725	(104)	-	(104)
1. Adjusted gross DTAs realizable within 36 months	621	-	621	725	-	725	(104)	-	(104)
2. 15 percent of statutory surplus	NA	NA	912	NA	NA	790	NA	NA	122
Adjusted gross DTAs that can be offset against DTLs	104	232	336	123	188	311	(19)	44	25
Total DTA admitted as the result of application of SSAP 101	$725	232	957	$848	$188	$1,036	$(123)	$44	$(79)

	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	489%	413%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above.	$6,073	$5,271

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,	2020	2019	Change
Federal income tax	$(22)	$(42)	$20
Foreign income tax	8	7	1
Subtotal	(14)	(35)	21
Federal income tax on net capital gains	22	42	(20)
Federal and foreign income taxes incurred	$8	$7	$1

  42        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2020 and 2019:

	2020	2019	Change
Ordinary
Discounting of unpaid losses	$120	$128	$(8)
Nonadmitted assets	13	15	(2)
Unearned premium reserve	156	147	9
Bad debt expense	8	9	(1)
Net operating loss carry forward	322	406	(84)
Foreign tax credit carry forward	81	80	1
Investments	46	26	20
Mortgage Contingency Reserve	-	34	(34)
Intangible Assets	11	13	(2)
Other temporary differences	35	34	1
Subtotal	792	892	(100)
Statutory valuation allowance adjustment	15	13	2
Nonadmitted	52	31	21
Admitted ordinary deferred tax assets	$725	$848	$(123)
Capital
Investments	$231	$228	$3
Unrealized capital losses	18	13	5
Subtotal	249	241	8
Statutory valuation allowance	17	53	(36)
Admitted capital deferred tax assets	232	188	44
Admitted deferred tax assets	$957	$1,036	$(79)

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2020 and 2019:

	2020	2019	Change
Ordinary
Investments	$69	$80	$(11)
Tax Act adjustment to discounting of unpaid losses	27	32	(5)
Compensation and benefits accrual	7	7	-
Other temporary differences	2	5	(3)
Subtotal	105	124	(19)
Capital
Investments	$153	$128	$25
Unrealized capital gains (losses)	79	59	20
Other temporary differences	1	1	-
Subtotal	233	188	45
Deferred tax liabilities	336	312	24
Net deferred tax assets/liabilities	$621	$724	$(103)

  43        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The change in net deferred tax assets is comprised of the following:

	2020	2019	Change
Adjusted gross deferred tax assets	$1,010	$1,067	$(57)
Total deferred tax liabilities	(337)	(312)	(25)
Net deferred tax assets/ (liabilities)	673	755	(82)
Tax effect of unrealized gains (losses)			(15)
Total change in net deferred tax			$(67)
Change in deferred tax - current year			(81)
Change in deferred tax - current year - other surplus items			5
Change in deferred tax - current year - total			(76)
Change in deferred tax – prior period correction			9
Total change in deferred tax - current year			$(67)

The following table shows the components of opening surplus adjustments on current and deferred taxes for the year ended December 31, 2020:

	Current	Deferred	Total
SSAP 3 impact:
SSAP 3 - general items	$3	$(8)	$(5)
SSAP 3 - statutory valuation allowance	-	17	17
Subtotal SSAP 3	3	9	12
SSAP 3 - unrealized gain/loss	-	-	-
SSAP 3 - adjusted tax assets and liabilities	3	9	12
SSAP 3 - nonadmitted impact	-	(21)	(21)
Total SSAP 3 impact	$3	$(12)	$(9)

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2020, 2019 and 2018:

  44        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

	2020		2019		2018
Description	Amount	Tax Effect	Amount	Tax Effect	Amount	Tax Effect
Net Income (Loss) Before Federal Income Taxes and Capital Gains Taxes	$325	$68	$628	$132	$(263)	$(55)
Book to Tax Adjustments:
Tax Exempt Income, net of proration	(11)	(2)	(18)	(4)	(34)	(7)
Stock Options And Other Compensation	9	2	10	2	-	-
Change in Nonadmitted Assets	10	2	18	4	28	6
Statutory Valuation Allowance	-	(17)	-	19	-	40
Return to Provision	-	(1)	-	(2)	-	(1)
Change in contingency reserve	162	34	(26)	(5)	(31)	(7)
FTC carryforward expiration	-	3	-	-	-	-
Other	(20)	(3)	(14)	4	36	8
Total Book to Tax Adjustments	150	18	(30)	18	(1)	39
Total Income Tax	$475	$86	$598	$150	$(264)	$(16)
Federal and Foreign Income Taxes Incurred	-	(13)	-	(35)	-	(54)
Federal Income Tax on Net Capital Gains	-	22	-	42	-	69
Change in Net Deferred Income Taxes	-	77	-	143	-	(31)
Total Income Tax	$-	$86	$-	$150	$-	$(16)

Operating loss and tax credit carry-forwards
At December 31, 2020 the Company had net operating loss carry forwards expiring through the year 2038 of:	$1,532
At December 31, 2020 the Company had foreign tax credits expiring through the year 2030 of:	$81

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2020. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2020, there was a $3 receivable related to tax return errors and omissions and a $17 liability related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company. The statute of limitations for all tax years prior to 2000 has expired for the consolidated federal income tax return. The Company is currently under examination for the tax years 2007 through 2013 and open to examination through 2019.

  45        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following table lists those companies that form part of the 2020 AIG consolidated federal income tax return:

Company	Company	Company	Company	Company
A.I. Credit Corp.	AGC Life Insurance Company	AGL Loan Investments Corporation	AGLIC Investments Bermuda Limited	AH SLP 1094 San Lucas, LLC
AH SubGP 1000 Woodwind Lakes, LLC	AH SubGP 1007 Highland Meadow, LLC	AH SubGP 1020 Collingham, LLC	AH SubGP 1045 Montgomery, LLC	AH SubGP 1098 Green Pines, LLC
AH SubGP 1158 Flat Iron, LLC	AH SubGP 1170 Palms at Vero Beach, LLC	AH SubGP 1212 Painted Desert, LLC	AH SubGP 1248 North Vista, LLC	AH SubGP 1263 West Virginia, LLC
AH SubGP 1384 Woodglen, LLC	AH SubGP 1433 Magnolia, LLC	AH SubGP 1450 Timber, LLC	AH SubGP 1470 Palmetto, LLC	AH SubGP 1480 Eastmont Senior, LLC
AH SubGP 1535 Hunter’s Run, LLC	AH SubGP 1548 Walnut, LLC	AH SubGP 1551 Spanish Creek, LLC	AH SubGP 1597 Broadmoor, LLC	AH SubGP 1600 Rainer, LLC
AH SubGP 1631 Broadway, LLC	AH SubGP 1694 Sonoma, LLC	AH SubGP 245 Garland, LLC	AH SubGP 479 Sunrise, LLC	AH SubGP 516 Merrilltown, LLC
AH SubGP 641 McKinney Apartments, LLC	AH SubGP 665 Salinas Bay, LLC	AH SubGP 693 Parkland Pointe, LLC	AH SubGP 716 Villas of Mission Bend, LLC	AH SubGP 759 Parker Commons, LLC
AH SubGP 785 Mayfield, LLC	AH SubGP 787 North Knoll, LLC	AH SubGP 835 Whispering, LLC	AH SubGP 842 Huebner, LLC	AH SubGP 911 Mainland, LLC
AH SubGP 929 Collinwood, LLC	AH SubGP 936 Emmaus, LLC	AH SubGP 997 Maxey, LLC	AH SubGP Crestview Duplexes, LLC	AH SubGP GAG Gandolf, LLC
AH SubGP MDL, LLC	AIG Aerospace Adjustment Services, Inc.	AIG Aerospace Insurance Services, Inc.	AIG Asset Management (U.S.), LLC	AIG Asset Management EU CLO, LLC
AIG Assurance Company	AIG BG Holdings LLC	AIG Capital Corporation	AIG Capital Services, Inc.	AIG Claims, Inc.
AIG Commercial Equipment Finance, Inc.	AIG Consumer Finance Group, Inc.	AIG Credit (Europe) Corporation	AIG Credit Corp.	AIG Direct Insurance Services, Inc.
AIG Employee Services, Inc.	AIG FCOE, Inc.	AIG Federal Savings Bank	AIG Financial Products Corp.	AIG Fund Services, Inc.
AIG G5, Inc.	AIG Global Asset Management Holdings Corp.	AIG Global Capital Markets Securities, LLC	AIG Global Real Estate Investment Corp.	AIG Insurance Management Services, Inc.
AIG International Inc.	AIG Kirkwood, Inc.	AIG Korean Real Estate Development YH	AIG Life Holdings, Inc.	AIG Life of Bermuda, Ltd.
AIG Markets, Inc.	AIG Matched Funding Corp.	AIG Mortgage Capital, LLC	AIG North America, Inc.	AIG Partnership Holdings Corp.
AIG PC Global Services Inc.	AIG Procurement Services, Inc.	AIG Property Casualty Company	AIG Property Casualty U.S., Inc.	AIG Property Casualty, Inc.
AIG Realty, Inc.	AIG Securities Lending Corp.	AIG Shared Services	AIG Shared Services Corporation	AIG Specialty Insurance Company
AIG Spring Ridge I, Inc.	AIG Technologies, Inc.	AIG Technologies, Inc. (U.K. branch)	AIG Travel, Inc.	AIG Warranty Services of Florida, Inc.
AIG Warranty Services, Inc.	AIG WarrantyGuard, Inc.	AIG.COM, Inc.	AIG-FP Capital Preservation Corp.	AIG-FP Matched Funding Corp.
AIG-FP Pinestead Holdings Corp.	AIGGRE Dakota Springs Investor LLC	AIGGRE DC Ballpark Investor, LLC	AIGGRE Europe Real Estate Fund I	AIGGRE Livermore Longfellow Investor LLC
AIGGRE Market Street II LLC	AIGGRE North Getty Investor LLC	AIGGRE U.S. Real Estate Fund I	AIGGRE U.S. Real Estate Fund II	AIGGRE U.S. Real Estate Fund II GP, LLC
AIGGRE U.S. Real Estate Fund III	AIGGRE VISTA, LLC	AIGT Inc. Hong Kong Branch	AIU Insurance Company	Akita, Inc.
Alabaster Capital LLC	AlphaCat Capital Inc.	AM Holdings LLC	American Athletic Club, Inc.	American General Annuity Service Corporation
American General Assignment	American General Assignment Corporation	American General Insurance Agency, Inc.	American General Life Ins. Co. Non-Insulated	American General Life Insurance Co. - Insulat

  46        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Company	Company	Company	Company	Company
American General Life Insurance Company	American General Life Services Company, LLC	American General Realty	American Home Assurance Company	American International Facilities Management
American International Group, Inc.	American International Realty Corporation	American International Reinsurance	Applewood Funding Corp.	Arthur J. Glatfelter Agency, Inc.
Barnegat Funding Corp.	Blackboard Customer Care Insurance Services	Blackboard Insurance Company	Blackboard Services, LLC	Blackboard Specialty Insurance Company
Blackboard U.S. Holdings, Inc.	CAP Investor 1, LLC	CAP Investor 10, LLC	CAP Investor 14, LLC	CAP Investor 2, LLC
CAP Investor 4, LLC	CAP Investor 5, LLC	CAP Investor 8, LLC	Charleston Bay SAHP Corp.	Commerce and Industry Insurance Company
Connective Mortgage Advisory Company	Crop Risk Services, Inc.	Crossings SAHP Corp.	Design Professionals Association	DIL/SAHP Corp.
DSA P&C Solutions, Inc.	Eaglestone Reinsurance Company	Eastgreen, Inc.	First Principles Capital Management, LLC	Forest SAHP Corp.
Fortitude Group Holdings, LLC	Fortitude Group Services, Inc.	Fortitude Life & Annuity Solutions, Inc.	Fortitude Re Investments, LLC	Fortitude Reinsurance Company, Ltd.
Foundry Insurance Agency, Inc.	GIG of Missouri, Inc.	GIG Reinsurance Company, Ltd.	Glatfelter Claims Management, Inc.	Glatfelter Properties, LLC
Glatfelter Underwriting Services, Inc.	Grand Savannah SAHP Corp.	Granite State Insurance Company	Health Direct, Inc.	Illinois National Insurance Co.
Integrated Manufacturing Companies, Inc.	Knickerbocker Corporation	LBMA Equipment Services, Inc.	Lexington Insurance Company	Lexington Specialty Insurance Agency, Inc.
Livetravel, Inc.	LSTREET I, LLC	LSTREET II, LLC	MG Reinsurance Limited	MIP Mezzanine, LLC
MIP PE Holdings, LLC	Morefar Marketing, Inc.	Mt. Mansfield Company, Inc.	National Union Fire Insurance	National Union Fire Insurance Company
New Hampshire Insurance Company	PCG 2019 Corporate Member Limited	Pearce & Pearce, Inc.	Pine Street Real Estate Holdings Corp.	Prairie SAHP Corp.
Raptor Funding Corp.	Rialto Melbourne Investor LLC	Risk Specialists Companies	SA Affordable Housing, LLC	SA Investment Group, Inc.
SA SubGP 1000 Woodwind Lakes, LLC	SAAHP GP Corp.	SAFG Retirement Services, Inc.	SAHP GA III - SC LLC	SAI Deferred Compensation Holdings, Inc.
Sandstone (2016) Ltd.	SCSP Corp.	Service Net Solutions of Florida, LLC	Service Net Warranty, LLC	SLP Housing GPDNAC, LLC
SNW Insurance Agency, LLC	Spruce Peak Realty, LLC	Stowe Mountain Holdings, Inc.	Stratford Insurance Company	SubGen NT, Inc.
SunAmerica Affordable Housing Partners, Inc.	SunAmerica Asset Management, LLC	SunAmerica Fund Assets 104, LLC	SunAmerica Fund Assets 110, LLC	SunAmerica Fund Assets 112, LLC
SunAmerica Fund Assets 119, LLC	SunAmerica Fund Assets 150, LLC	SunAmerica Fund Assets 163, LLC	SunAmerica Fund Assets, LLC	SunAmerica Life Reinsurance Company
SunAmerica Retirement Markets, Inc.	Susquehanna Agents Alliance, LLC	The Glatfelter Agency, Inc.	The Insurance Company of the	The United States Life Insurance
The United States Life Insurance Company	The Variable Annuity Life - Insulated	The Variable Annuity Life - Non-Insulated	The Variable Annuity Life Insurance Company	Travel Guard Group, Inc.
Tudor Insurance Company	U G Corporation	VALIC Financial Advisors, Inc.	VALIC Retirement Services Company	Validus America, Inc.
Validus Re Americas (New Jersey), Inc.	Validus Reaseguros, Inc.	Validus Services, Inc.	Validus Specialty Underwriting Services, Inc.	Validus Specialty, LLC
Volunteer Firemen’s Insurance Services, Inc.	Webatuck Corp.	Westco Claims Management Services, Inc.	Westco Insurance Managers, Inc.	Western World Insurance Company
Western World Insurance Group, Inc.

  47        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

9.	Capital and Surplus and Dividend Restrictions

A.	Dividend Restrictions

Under New York law, the Company may pay dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of ordinary dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2021, as of December 31, 2020 is $0.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

The Company did not pay any dividends in 2020 and 2019.

B.	Capital & Surplus

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2020 and 2019 represented or reduced by each item below is as follows:

Years Ended December 31,	2020	As Adjusted* 2019	2019
Unrealized gains and losses (net of taxes)	$312	$129	$130
Nonadmitted asset values	(112)	(123)	(102)
Provision for reinsurance	(25)	(16)	(16)
* As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2020 and 2019.

10.	Contingencies

A.	Legal Proceedings

In the normal course of business, AIG and its subsidiaries are, like others in the insurance and financial services industries in general, subject to regulatory and government investigations and actions, and litigation and other forms of dispute resolution in a large number of proceedings pending in various domestic and foreign jurisdictions. Certain of these matters involve potentially significant risk of loss due to potential for significant jury awards and settlements, punitive damages or other penalties. Many of these matters are also highly complex and seek recovery on behalf of a class or similarly large number of plaintiffs. It is therefore inherently difficult to predict the size or scope of potential future losses arising from these matters. In AIG’s insurance and reinsurance operations, litigation and arbitration concerning the scope of coverage under insurance and reinsurance contracts, and litigation and arbitration in which its subsidiaries defend or indemnify their insureds under insurance contracts, are generally considered in the establishment of loss reserves. Separate and apart from the foregoing matters involving insurance and reinsurance coverage, AIG, its subsidiaries and their respective officers and directors are subject to a variety of additional types of legal proceedings brought by holders of AIG securities, customers, employees and others, alleging, among other things, breach of contractual or fiduciary duties, bad faith and violations of federal and state statutes and regulations. With respect to these other categories of matters not arising out of claims for insurance or reinsurance coverage, the Company establishes reserves for loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In many instances, the Company is unable to determine whether a loss is probable or to reasonably estimate the amount of such a loss and, therefore, the potential future losses arising from legal proceedings may exceed the amount of liabilities that has been recorded in its financial statements covering these matters. While such potential future charges could be material, based on information currently known to management, management does not believe, other than may be discussed below, that any such charges are likely to have a material adverse effect on the Company’s financial position or results of operation.

  48        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 And 2019 And for years ended December 31, 2020, 2019 And 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

Additionally, from time to time, various regulatory and governmental agencies review the transactions and practices of AIG and its subsidiaries in connection with industry-wide and other inquiries into, among other matters, the business practices of current and former operating insurance subsidiaries. The Company has cooperated, and will continue to cooperate, in producing documents and other information in response to such requests.

B.	Leases

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C.	Other Commitments

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2020, the Company may be called upon for additional capital investments of up to $996.

At December 31, 2020 the Company had $304 of outstanding commitments related to various funding obligations associated with investments in commercial and residential mortgage loans.

D.	Guarantees

The Company had issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies’ rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company’s place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

  49        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2020:

Guaranteed Company			Date Issued	Date Terminated	Policyholder Obligations @ 12/31/2020	Invested Assets @ 12/31/2020	Estimated Loss @ 12/31/2020	Policyholders’ Surplus 12/31/2020
21st Century Advantage Insurance Company (f/k/a AIG Advantage Insurance Company )			12/15/1997	8/31/2009	$-	$21	$-	$22
21st Century North America Insurance Company (f/k/a American International Insurance Company )			11/5/1997	8/31/2009	9	611	-	613
21st Century Pinnacle Insurance Company (f/k/a American International Insurance Company of New Jersey)			12/15/1997	8/31/2009	1	19	-	20
AIG Edison Life Insurance Company (f/k/a GE Edison Life Insurance Company)			8/29/2003	3/31/2011	7,248	92,029	-	2,507
American General Life and Accident Insurance Company	*		3/3/2003	9/30/2010	1,469	199,832	-	7,511
American General Life Insurance Company	*		3/3/2003	12/29/2006	7,588	199,832	-	7,511
American International Assurance Company (Australia) Limited	*	*	11/1/2002	10/31/2010	443	1,799	-	574
Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)	*		9/15/1998	12/31/2012	4,968	7,005	-	2,074
AIG Seguros Mexico, S.A. de C.V. (f/k/a AIG Mexico Seguros Interamericana, S.A. de C.V.)	*		12/15/1997	3/31/2015	83	98	-	146
Chartis UK (f/k/a Landmark Insurance Company, Limited (UK))	*		3/2/1998	11/30/2007	148	5,816	-	2,439
Farmers Insurance Hawaii (f/k/a AIG Hawaii Insurance Company, Inc.)			11/5/1997	8/31/2009	-	25	-	26
Lloyd’s Syndicate (1414) Ascot (Ascot Underwriting Holdings Ltd.)			1/20/2005	10/31/2007	6	831	-	57
SunAmerica Annuity and Life Assurance Company (Anchor National Life Insurance Company)	*		1/4/1999	12/29/2006	718	199,832	-	7,511
SunAmerica Life Insurance Company	*		1/4/1999	12/29/2006	2,092	199,832	-	7,511
The United States Life Insurance Company in the City of New York	*		3/3/2003	4/30/2010	3,181	29,451	-	1,790
The Variable Annuity Life Insurance Company	*		3/3/2003	12/29/2006	4,357	90,247	-	2,906
Total					$32,311	$1,027,280	$-	$43,218

* Current affiliates

** AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company’s best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

  50        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

E.	Joint and Several Liabilities

AIUI and the Company are jointly and severally obligated to the policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $14 and $13 of loss reserves in respect of such policies as of December 31, 2020 and 2019, respectively. As of December 31, 2020, if the Japan affiliates were to fail to satisfy their obligations, the Company’s share of the aggregate exposure under the pooling agreement is $8.

Each Pool member is also jointly and severally obligated to the other Pool members, in proportion to their pool share, in the event any other Pool member fails.

11.	Other Significant Matters

A.	Other Assets

As of December 31, 2020 and 2019, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets	2020	2019
Deposit accounting assets	11	10
Equities in underwriting pools and associations	36	43
Guaranty funds receivable on deposit	2	9
Loss funds on deposit	68	74
Other assets	81	87
Total other admitted assets	$198	$223

B.	Other Liabilities

As of December 31, 2020 and 2019, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities	2020	2019
Assumed Mortgage Guaranty Contingency Reserve	$184	$162
Ceded Mortgage Guaranty Contingency Reserve	(184)	-
Escrow Deposit Liability	138	132
Other accrued liabilities	114	152
Retroactive reinsurance reserves - assumed	99	-
Retroactive reinsurance reserves - ceded	(26)	(27)
Deferred commission earnings	57	36
Escrow funds (NICO)	22	29
Accrued retrospective premiums	13	15
Servicing carrier liability	11	-
Remittances and items not allocated	4	-
Paid loss clearing contra liability (loss reserve offset for paid claims)	(22)	(25)
Total other liabilities	$410	$474

  51        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

C.	Other (Expense) Income

For the years ended December 31, 2020, 2019 and 2018, other (expense) income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense) income	2020	2019	2018
Fee income on deposit programs	$-	$2	$1
Interest expense on reinsurance program	(79)	(111)	(148)
Other (expense) income	(34)	13	11
Total other (expense) income	$(113)	$(96)	$(136)

D.	Non-Cash items

For the years ended December 31, 2020, 2019 and 2018, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions	2020	2019	2018
Capital contribution from parent:
Return of Capital	-	(486)	-
Receivable	-	-	150
AESA Commutation:			-
Premiums collected	(81)	-	-
Benefit and loss related payments	20	-	-
Commissions	60	-	-
Funds Held:
Premiums collected	(22)	(36)	(62)
Benefit and loss related payments	87	195	(15)
Interest	(74)	(107)	(146)
Commission and other expense paid	19	52	23
Funds held	10	104	200
Securities received/transferred:
Securities received	809	875	1,244
Securities transferred	(1,230)	(1,267)	(1,662)

E.	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $7 and $9 of stock in the FHLB at December 31, 2020 and 2019, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2020, the Company had an actual borrowing capacity of $988 based on qualified pledged collateral. At December 31, 2020, the Company had borrowings of $0 from the FHLB.

F.	Insurance-Linked Securities

As of December 31, 2020 and 2019, the Company was not a ceding insurer in catastrophe bond reinsurance transactions in force.

  52        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.

American Home Assurance Company

Statutory Basis Financial Statements

(Dollars in Millions)

G.	COVID-19 Premium Refunds, Rate Reductions, and Policyholder Dividends

The impact of COVID-19 is evolving and will ultimately depend upon the scope, severity and duration of the crisis as well as the actions taken by governments, legislative bodies or regulators and other third parties in response, all of which are highly uncertain at this time. Please refer to AIG’s Form 10-K for year-end 2020 for additional information regarding the impact of this event on AIG and its businesses.

During 2020, the Company reported voluntary premium refunds and rate reductions resulting from COVID-19 in the amount of $41 and $5, respectively. The Company accounts for premium refunds and rate reductions consistent with SSAP 53 and SSAP 66, and are recognized as a reduction to written or earned premium with the unearned premium reserve adjusted accordingly.

12.	Subsequent Events

Subsequent events have been considered through April 23, 2021 for these Financial Statements issued on April 23, 2021.

Type I – Recognized Subsequent Events:

None.

Type II – Nonrecognized Subsequent Events:

Effective January 1, 2021, the Combined Pooling Agreement was amended and restated among the twelve companies listed below. The new pool participation percentages of the pool members, as compared to those as of December 31, 2020, are as follows:

Company	NAIC Company Code	Pool Participation Percentage as of January 1, 2021	Pool Participation Percentage as of December 31, 2020	State of Domicile
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)*	19445	35%	35%	Pennsylvania
American Home Assurance Company (American Home)	19380	32%	35%	New York
Lexington Insurance Company (Lexington)	19437	30%	30%	Delaware
AIG Property Casualty Company (APCC)	19402	0%	0%	Illinois
Commerce and Industry Insurance Company (C&I)	19410	3%	0%	New York
The Insurance Company of the State of Pennsylvania (ISOP)	19429	0%	0%	Illinois
New Hampshire Insurance Company (New Hampshire)	23841	0%	0%	Illinois
AIG Specialty Insurance Company (Specialty)	26883	0%	0%	Illinois
AIG Assurance Company (Assurance)	40258	0%	0%	Illinois
Granite State Insurance Company (Granite)	23809	0%	0%	Illinois
Illinois National Insurance Co. (Illinois National)	23817	0%	0%	Illinois
AIU Insurance Company (AIU)	19399	0%	0%	New York

* Lead Company of the Combined Pool

  53        NOTES TO FINANCIAL STATEMENTS - As of December 31, 2020 and 2019 and for years ended December 31, 2020, 2019 and 2018.